As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05518
Investment Company Act file number

The RBB FUND, INC.
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Salvatore Faia, President
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-5366
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Updated October 24, 2017

Item 1. Reports to Stockholders.

Abbey Capital Futures Strategy Fund
of
THE RBB FUND, INC.

Annual Report

August 31, 2017

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I Shares returned -5.00% net of fees for the 12-month period ended August 31, 2017. The period was characterized by a lack of trends in many markets, producing a difficult environment for the Fund. Although global equity markets trended higher through most of the period, choppy trading conditions in energy and currency markets proved difficult for the Fund’s allocation to trendfollowing strategies. The Fund allocates to its underlying trading advisors through its investment in Abbey Capital Offshore Fund Limited (the “ACOF”), a wholly-owned subsidiary of the Fund. The Fund invests up to 25% of its assets into the ACOF and its remaining assets in a fixed income strategy consisting primarily of U.S. Treasury Obligations.

	2017 YTD	Sept. 1, 2016 to Aug. 31, 2017	Sept. 1, 2015 to Aug. 31, 2016	Annualized Since Inception on July 1, 2014 to Aug. 31, 2017
Class I Shares	-3.53%	-5.00%	-1.68%	4.41%
Class A Shares*	-3.63%	-5.18%	-1.94%	4.16%*
Class A Shares (max load)*	-9.19%	-10.65%	-7.56%	2.23%*
Class C Shares**	-4.17%	-5.89%	-2.64%	3.39%**
BofA Merrill Lynch 3-Month T-Bill Index	0.48%	0.62%	0.23%	0.28%
S&P 500® Total Return Index	11.93%	16.23%	12.55%	9.90%
Barclay CTA Index	-0.54%	-2.14%	0.21%	1.09%

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only. The Fund is not benchmarked against any of the indices referenced.

*
Performance figures for Class A Shares include the performance of Class I Shares from July 1, 2014 to August 29, 2014, adjusted for the fees and expenses of Class A Shares. Returns for Class A Shares with load reflect a deduction for the maximum front-end sales charge of 5.75%.

**	Class C Shares performance prior to its inception on October 6, 2015, is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items) to 1.79% for Class I Shares, 2.04% for Class A Shares and 2.79% for Class C Shares. The expense limitation is in effect until December 31, 2018. Total annual Fund operating expenses after fee waiver are as stated in the most recent prospectus and are applicable to investors. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. With interest expense included, the Fund’s net expense ratios are 1.81% for Class I Shares, 2.06% for Class A Shares and 2.81% for Class C Shares, net of the expense limitation. Without the limitation arrangement the expense ratios are 1.97% for Class I Shares, 2.22% for Class A Shares and 2.97% for Class C Shares. The quoted performance would have been lower without the expense limitation.

Please refer to the Fund’s prospectus for further information on expenses and fees.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the above is shown for illustrative purposes only.

1

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

Market Commentary

Political considerations, an improvement in global economic conditions and shifting expectations over central bank monetary policy were some of the key themes that drove markets over the period. The U.S. presidential election was the first major focal point for investors, and Donald Trump’s surprise victory sparked various trends across financial and currency markets. Investors reacted favorably to Trump’s promises for increased infrastructure spending and pro-growth economic policies, leading to a rally in the USD and a decline in demand for developed market government debt. Ahead of Trump’s inauguration in January 2017, hopes of U.S. fiscal stimulus measures and a potential increase in the pace of Federal Reserve (“Fed”) policy tightening saw the U.S. Dollar index reach a 14-year high. Similarly, a rotation into risk assets following the U.S. election helped establish upward trends across global equity markets.

The U.S. presidential transition and the outlook for U.S. economic policy remained in focus for markets in early 2017. The lack of policy specifics from the Trump administration saw some of the established trends in currencies and bonds correct, although optimism over strong corporate earnings continued to support global equities. The introduction of President Trump’s travel ban was a major political flashpoint, while the inability of his administration to push through healthcare reforms also raised concern. In Europe, uncertainty was high ahead of key elections in the Netherlands and France, but ultimately the underperformance of Eurosceptic parties in both national elections improved sentiment across global markets. Following Emmanuel Macron’s triumph in the French election, focus shifted to the improvement in the eurozone economy, which marked the start of a steady rally in EUR/USD that persisted through the rest of the period.

Risk appetite remained firm in Q2 2017, aided by an ongoing expansion in the global economy and relatively muted inflationary pressures, although a rotation away from global bonds also stemmed from an apparent shift to more hawkish rhetoric from major non-US central banks. Economic data in the U.S. showed some softness, at times, however Fed officials maintained that the weakness was temporary. In June, the Fed hiked rates for the second time in 2017 but this failed to boost the USD, which struggled as tepid inflation data saw the U.S. yield curve flatten. Conversely, during this time, data in Europe and Asia remained upbeat and, despite geopolitical considerations coming to the fore, equities remained buoyant. There was a brief correction in eurozone stocks and rise in eurozone bond yields after European Central Bank (“ECB”) President Draghi commented that the euro area recovery was improving and broadening, leading investors to speculate on a potential tapering of ECB asset purchases. The speculation eased later in the period amid concerns that the rise in the EUR would lead to tighter financial conditions.

The emergence of geopolitical risk was an overarching theme for investors in July and August 2017, as tensions between the U.S. and North Korea intensified. President Trump’s decision to launch a missile strike on Syria earlier in the year appeared to raise the possibility of a more activist U.S. foreign policy. As a result, investors remained nervous that a military conflict could emerge from an exchange of threats between North Korea and the Trump administration. These concerns were a headwind for global equities in August 2017, with equity market volatility jumping from its subdued levels and investors opting for global bonds. President Trump also endured controversies within the U.S. government as turmoil within his administration and the disbandment of two business advisory councils led to fresh concerns over his ability to deliver on pro-growth economic policies. These concerns had plagued his early presidency, particularly as a special investigation was established to assess ties between Russia and the Trump presidential campaign. Overall, the U.S. political risks added to the difficult environment for the USD, as the U.S. Dollar index fell as much as -11.0% from its highs in early January.

Commodities endured choppy conditions through most of the period, as a number of markets saw frequent reversals and corrections. Crude oil traded in a broad range, with traders caught between rising U.S. production and an extension of OPEC producer output cuts, but ended lower over the period as excess supply concerns dominated. Precious metals were also choppy, declining in Q4 2016 on the uptrend in the USD, before rising in 2017 as the USD weakened. Base metals jumped following the November U.S. election, but then traded within a broad range for the first two quarters of 2017. Prices broke out to the upside in July and August 2017 as an improved Chinese demand outlook supported the market. Agricultural commodities were also quite choppy. Cattle and pig futures rose steadily throughout most of the period before faltering in the last three months amid slumping cash prices and oversupply concerns. Sugar experienced

2

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

a sustained decline on rising Brazilian supplies and signs of reduced global demand, while soybeans rose through the first half of the period before reversing sharply between early March and the end of June. Prices recovered briefly after the USDA June acreage report, which also initiated sharp moves in grains, with wheat spiking as the data showed lower-than-expected plantings, although these moves reversed over July and August.

Performance Attribution

Negative performance for the ACOF was driven by losses in energy, bonds and major currencies. Within energy, losses were incurred in crude oil and natural gas in late 2016 as whipsaw price movements saw losses from both long and short positions. Mostly short positions in both contracts in 2017 also proved difficult due to frequent reversals in both contracts. Losses in bonds were driven by longs in German contracts with further losses generated from the U.S. 10-year Treasury as long positions ahead of the U.S. election weighed heavily. Difficulties in major currencies stemmed from short USD positions versus the AUD and CAD, while USD/JPY was the worst performing trade in 2017 as the USD corrected. Further losses were incurred in precious metals with a short position in silver being the worst detractor, while in grains short positions in corn and wheat drove losses. The ACOF saw positive performance in equities, base metals and emerging market currencies. In equities, long positions in the NASDAQ 100 and Hang Seng led gains, with longs in European indices also proving profitable. Long copper and aluminium positions drove gains in base metals, while trading in USD/MXN and USD/PLN saw gains in emerging market currencies.

At the trading style level, Value was the largest contributor to losses, with Global Macro and Diversified Trendfollowing (“Trendfollowing”) also negative. Within Value, major currencies was the worst performing sector as losses from trading USD/CAD, AUD/USD and USD/NOK outweighed gains from mostly short EUR/USD exposure early in the period. Equities was negative due to short positions in the Nikkei 225, while in bonds, long exposure to the U.S. 10-year contract in late 2016 incurred losses. Trendfollowing losses were driven by trading in energy as the frequent reversals in crude oil and natural gas saw managers lose out from both long and short positions. In bonds, longs in German and Canadian contracts proved most difficult, while losses were seen in precious metals, largely due to shorts in silver. Some gains were seen in equities, due to longs in Asian and U.S. indices. Global Macro was negative as trading in equities proved difficult due to short positions in U.S. contracts. Some gains were seen in interest rates, due to shorts in Eurodollar futures, but these were outweighed by losses in currencies, energy and bonds.

Key to Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
TRY	Turkish Lira
USD	US Dollar
ZAR	South African Rand

3

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Concluded)
August 31, 2017
(Unaudited)

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Offshore Fund Limited, which is a wholly-owned subsidiary of the Fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisors, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate a participation in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

4

Abbey Capital Futures Strategy Fund

Performance Data
(Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to August 29, 2014 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to the difference in class specific fees. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2017
	One Year	Three Year	Since Inception†
Abbey Capital Futures Strategy Fund, Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-5.18%	3.19%	4.16%*
Abbey Capital Futures Strategy Fund, Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-10.65%	1.18%	2.23%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.62%	0.29%	0.28%**
S&P 500® Total Return Index	16.23%	9.54%	9.90%**
Barclay CTA Index	-2.14%	0.64%	1.09%**
Abbey Capital Futures Strategy Fund, Class C Shares (Pro forma July 1, 2014 to October 6, 2015)	-5.89%	N/A	3.39%***
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.62%	0.29%	0.28%**
S&P 500® Total Return Index	16.23%	9.54%	9.90%**
Barclay CTA Index	-2.14%	0.64%	1.09%**

†	Inception dates of Class A Shares and Class C Shares of the Fund were August 29, 2014 and October 6, 2015, respectively.

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)
(Unaudited)

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**
Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only the Fund is not benchmarked against any of the indices referenced.

***	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class A Shares and Class C Shares, respectively. Without the limitation arrangement, the gross expense ratios are 2.22% for Class A Shares and 2.97% for Class C Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Futures Strategy Fund

Performance Data (Continued)
(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2017
	One Year	Three Year	Since Inception†
Abbey Capital Futures Strategy Fund, Class I Shares	-5.00%	3.43%	4.41%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.62%	0.29%	0.28%*
S&P 500® Total Return Index	16.23%	9.54%	9.90%*
Barclay CTA Index	-2.14%	0.64%	1.09%*

†	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Benchmark performance is from the inception date of Class I Shares only and is not the inception date of the benchmark itself.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.97% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

7

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)
(Unaudited)

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable, are not available for direct investment and the above is shown for illustrative purposes only.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

Nasdaq 100 Index

Launched in January 1985, the Nasdaq-100 Index includes 100 of the largest US domestic and international non-financial companies listed on the Nasdaq stock market. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 522 programs included in the calculation of the Barclay CTA Index for 2017. The Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Hang Seng Index

The Hang Seng Index is a market capitalization-weighted index of 40 of the largest companies that trade on the Hong Kong Exchange. The Hang Seng Index is maintained by a subsidiary of Hang Seng Bank, and has been published since 1969.

Nikkei 225 Index

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

8

Abbey Capital Futures Strategy Fund

Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A Shares
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$ 959.60	$10.08
Hypothetical (5% return before expenses)	1,000.00	1,014.92	10.36

	Class I Shares
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period**
Actual	$1,000.00	$ 960.60	$8.85
Hypothetical (5% return before expenses)	1,000.00	1,016.18	9.10

9

Abbey Capital Futures Strategy Fund

Fund Expense Examples (Concluded)
(Unaudited)

	Class C Shares
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period***
Actual	$1,000.00	$ 955.80	$13.75
Hypothetical (5% return before expenses)	1,000.00	1,011.14	14.14

*
Expenses are equal to an annualized expense ratio for the period March 1, 2017 to August 31, 2017 of 2.04% for the Class A Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month return for the Class A Shares of the Fund of (4.04%).

**
Expenses are equal to an annualized expense ratio for the period March 1, 2017 to August 31, 2017 of 1.79% for the Class I Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month return for the Class I Shares of the Fund of (3.94%).

***
Expenses are equal to an annualized expense ratio for the period March 1, 2017 to August 31, 2017 of 2.79% for the Class C Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month return for the Class C Shares of the Fund of (4.42%).

10

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2017.

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	82.9%	$660,664,950
PURCHASED OPTIONS	0.1	588,470
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures, forward foreign currency contracts and written options)	17.0	136,022,533
NET ASSETS	100.0%	$797,275,953

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

11

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments
August 31, 2017

	Coupon*	Maturity Date	Par (000’s)	Value
Short-Term Investments — 82.9%
U.s. Treasury Obligations — 82.9%
U.S. Treasury Bills	0.855%	09/07/17	$48,838	$48,830,872
U.S. Treasury Bills	0.885%	09/28/17	28,209	28,189,430
U.S. Treasury Bills	0.925%	10/05/17	18,480	18,460,889
U.S. Treasury Bills	0.924%	10/12/17	2,139	2,136,284
U.S. Treasury Bills	0.975%	10/26/17	3,600	3,594,445
U.S. Treasury Bills	1.039%	11/16/17	53,676	53,571,576
U.S. Treasury Bills	1.065%	11/24/17	64,823	64,677,518
U.S. Treasury Bills	1.082%	11/30/17	72,108	71,929,880
U.S. Treasury Bills	1.094%	12/07/17	8,475	8,452,827
U.S. Treasury Bills	1.088%	12/14/17	20,587	20,531,676
U.S. Treasury Bills	1.080%	12/21/17	59,243	59,062,953
U.S. Treasury Bills	1.105%	01/04/18	19,870	19,799,196
U.S. Treasury Bills	1.100%	01/11/18	5,066	5,047,610
U.S. Treasury Bills	1.116%	01/18/18	78,939	78,633,065
U.S. Treasury Bills	1.116%	01/25/18	73,361	73,058,189
U.S. Treasury Bills	1.126%	02/01/18	32,465	32,321,677
U.S. Treasury Bills	1.105%	02/08/18	44,600	44,394,344
U.S. Treasury Bills	1.074%	02/15/18	12,703	12,641,347
U.S. Treasury Bills	1.071%	02/22/18	15,409	15,331,172
				660,664,950
TOTAL SHORT-TERM INVESTMENTS
(Cost $660,530,537)				660,664,950
Total Purchased Options — 0.1%**
(Cost $944,457)				588,470
Total Investments — 83.0%
(Cost $661,474,994)				661,253,420

Other Assets in Excess of Liabilities — 17.0%				136,022,533
Net Assets — 100.0%				$797,275,953

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 21 for detailed information regarding the Purchased Options.

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Futures contracts outstanding as of August 31, 2017 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-17	117	$10,642,652	$7,504
2-Year Euro Swapnote Futures	Sep-17	93	11,071,165	6,988
3-Month Euro Euribor	Dec-17	47	13,987,762	4,702
3-Month Euro Euribor	Mar-18	39	11,606,867	3,512
3-Month Euro Euribor	Jun-18	1,430	425,585,105	320,275
3-Month Euro Euribor	Sep-18	100	29,761,196	12,753
3-Month Euro Euribor	Dec-18	1,319	392,550,177	220,620
3-Month Euro Euribor	Mar-19	112	33,332,540	10,402
3-Month Euro Euribor	Jun-19	107	31,844,480	11,964
3-Month Euro Euribor	Sep-19	18	5,357,015	3,170
3-Month Euro Euribor	Mar-20	3	892,836	74
3-Month Euro Euribor	Jun-20	2	595,224	(30)
3-Month Euro Yen	Jun-18	1	227,407	(34)
5-Year Euro Swapnote Futures	Sep-17	16	1,904,717	548
90-DAY Bank Bill	Dec-17	12	953,941	(894)
90-DAY Bank Bill	Mar-18	62	4,928,693	(9,889)
90-DAY Bank Bill	Jun-18	14	1,112,931	(3,418)
90-DAY Bank Bill	Sep-18	7	556,465	(2,039)
90-DAY Eurodollar Futures	Mar-18	34	8,500,000	963
90-DAY Eurodollar Futures	Sep-18	143	35,750,000	26,388
90-DAY Eurodollar Futures	Dec-18	721	180,250,000	93,975
90-DAY Eurodollar Futures	Mar-19	164	41,000,000	46,138
90-DAY Eurodollar Futures	Jun-19	240	60,000,000	71,063
90-DAY Eurodollar Futures	Sep-19	31	7,750,000	7,838
90-DAY Eurodollar Futures	Dec-19	23	5,750,000	6,475
90-DAY Eurodollar Futures	Mar-20	16	4,000,000	6,063
90-DAY Eurodollar Futures	Jun-20	96	24,000,000	28,538
90-DAY Eurodollar Futures	Sep-20	30	7,500,000	13,513
90-DAY Eurodollar Futures	Dec-20	16	4,000,000	7,900
90-DAY Eurodollar Futures	Mar-21	15	3,750,000	6,963
90-DAY Sterling Futures	Sep-17	26	4,202,550	1,439
90-DAY Sterling Futures	Dec-17	69	11,152,921	3,169
90-DAY Sterling Futures	Mar-18	66	10,668,011	2,020
90-DAY Sterling Futures	Jun-18	891	144,018,155	214,556
90-DAY Sterling Futures	Sep-18	148	23,922,208	3,685
90-DAY Sterling Futures	Dec-18	573	92,617,736	(695)
90-DAY Sterling Futures	Mar-19	134	21,659,296	3,251
90-DAY Sterling Futures	Jun-19	207	33,458,763	4,801
90-DAY Sterling Futures	Sep-19	32	5,172,369	695
90-DAY Sterling Futures	Dec-19	14	2,262,912	113
90-DAY Sterling Futures	Mar-20	5	808,183	48
90-DAY Sterling Futures	Jun-20	83	13,415,833	1,505
Amsterdam Index Futures	Sep-17	65	7,982,429	(110,012)
AUD/USD Currency Futures	Sep-17	295	23,451,039	76,046
Australian 10-Year Bond Futures	Sep-17	197	15,660,524	(297,987)
Bank Acceptance Futures	Jun-18	1,079	216,016,016	65,918
Bank Acceptance Futures	Sep-18	1	200,200	(1,181)
Bank Acceptance Futures	Dec-18	1	200,200	40

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Brent Crude Futures	Nov-17	1	$52,860	$(29,490)
Brent Crude Futures	Dec-17	1	52,840	(1,010)
CAC40 10 Euro Futures	Sep-17	226	13,679,401	(137,348)
CAD Currency Futures	Sep-17	507	40,600,601	255,595
Canola Futures (Winnipeg Commodity Exchange)	Nov-17	144	1,152,000	(38,722)
Canola Futures (Winnipeg Commodity Exchange)	Jan-18	113	914,135	(15,475)
Canola Futures (Winnipeg Commodity Exchange)	Mar-18	90	736,577	(12,324)
Cattle Feeder Futures	Nov-17	3	215,515	(3,263)
CHF Currency Futures	Sep-17	138	17,988,425	(80,350)
Coffee Robusta Futures	Nov-17	21	434,490	(12,770)
Coffee Robusta Futures	Jan-18	30	613,200	(17,930)
Coffee Robusta Futures	Mar-18	1	20,340	(110)
COP/USD Futures	Sep-17	100	3,395,713	19,218
Copper Futures	Dec-17	167	12,936,238	416,600
Copper Futures	Mar-18	33	2,571,525	222,275
Copper Futures	May-18	13	1,016,113	10,600
DAX Index Futures	Sep-17	44	15,800,338	(410,734)
DJIA Mini E-CBOT	Sep-17	257	28,205,750	541,535
EUR Foreign Exchange Currency Futures	Sep-17	169	25,148,211	(427,893)
Euro BUXL 30-Year Bond Futures	Dec-17	3	357,134	(1,143)
Euro E-Mini Futures	Sep-17	48	4,254,184	150,150
Euro STOXX 50	Sep-17	369	15,040,785	(346,027)
Euro/JPY Futures	Sep-17	9	1,339,286	79,308
Euro-Bobl Futures	Sep-17	517	61,546,154	214,185
Euro-Bobl Futures	Dec-17	401	47,736,959	(16,512)
Euro-BTP Futures	Sep-17	64	7,618,866	26,595
Euro-Bund Futures	Sep-17	1,123	133,687,293	1,556,999
Euro-Bund Futures	Dec-17	171	20,356,658	(8,083)
Euro-Oat Futures	Sep-17	71	8,452,180	68,677
Euro-Oat Futures	Dec-17	7	1,301,886	214
Euro-Schatz Futures	Sep-17	525	62,498,512	69,480
Euro-Schatz Futures	Dec-17	14	1,666,627	(71)
FTSE 100 Index Futures	Sep-17	681	65,450,287	211,576
FTSE 250 Index Futures	Sep-17	81	4,138,820	16,164
FTSE/JSE TOP 40	Sep-17	165	6,320,450	128,537
FTSE/MIB Index Futures	Sep-17	55	7,091,885	71,635
Gasoline RBOB Futures	Nov-17	45	3,034,962	140,574
Gasoline RBOB Futures	Dec-17	12	774,446	29,518
Gasoline RBOB Futures	Jan-18	7	445,851	11,302
Gold 100 Oz Futures	Oct-17	23	3,032,550	96,050
Gold 100 Oz Futures	Dec-17	260	34,377,200	944,260
Gold 100 Oz Futures	Feb-18	23	3,049,570	94,570
Hang Seng Index Futures	Sep-17	220	39,268,696	543,149
H-Shares Index Futures	Sep-17	125	9,002,332	31,792
IBEX 35 Index Futures	Sep-17	32	3,924,859	(86,081)
INR/USD Futures	Sep-17	404	12,638,745	(1,026)
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-17	213	193,750,853	902,078

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
JPY E-Mini Futures	Sep-17	60	$3,411,107	$(1,481)
LME Aluminum Forward	Sep-17	29	1,524,857	1,900,437
LME Aluminum Forward	Oct-17	119	6,277,250	398,820
LME Aluminum Forward	Nov-17	77	4,073,300	189,835
LME Aluminum Forward	Dec-17	556	29,488,850	1,021,388
LME Copper Forward	Sep-17	15	2,536,313	2,966,312
LME Copper Forward	Oct-17	61	10,331,112	871,040
LME Copper Forward	Nov-17	16	2,714,600	140,550
LME Copper Forward	Dec-17	140	23,794,750	1,319,744
LME Lead Forward	Sep-17	10	592,875	(13,917)
LME Lead Forward	Oct-17	25	1,488,750	27,691
LME Lead Forward	Nov-17	17	1,015,856	4,369
LME Nickel Forward	Sep-17	7	493,563	(149,075)
LME Nickel Forward	Oct-17	24	1,694,880	108,077
LME Nickel Forward	Nov-17	13	919,737	80,238
LME Nickel Forward	Dec-17	25	1,772,025	83,195
LME Zinc Forward	Sep-17	14	1,099,962	517,466
LME Zinc Forward	Oct-17	28	2,200,100	246,738
LME Zinc Forward	Nov-17	19	1,493,875	92,381
LME Zinc Forward	Dec-17	56	4,405,100	40,619
Long Gilt Futures	Dec-17	623	80,559,650	215,313
Low Sulphur Gasoil G Futures	Sep-17	4	201,900	8,125
Low Sulphur Gasoil G Futures	Oct-17	42	2,113,650	89,700
Low Sulphur Gasoil G Futures	Nov-17	22	1,092,850	37,800
Low Sulphur Gasoil G Futures	Dec-17	18	882,000	21,550
Mini HSI Index Futures	Sep-17	105	3,748,376	13,436
Mini MSCI EAFE Index Futures	Sep-17	76	7,352,240	18,215
Mini MSCI Emerging Markets Index Future	Sep-17	189	10,264,590	427,700
MSCI Singapore Exchange ETS	Sep-17	140	3,771,157	24,123
MSCI Taiwan Index	Sep-17	145	5,744,900	13,645
MXN Futures	Sep-17	282	7,892,792	113,655
Nasdaq 100 E-Mini	Sep-17	384	46,008,960	992,979
Natural Gas Futures	May-18	1	28,900	420
Natural Gas Futures	Jun-18	10	291,300	2,860
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-17	29	2,095,447	64,818
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-17	20	1,429,344	37,598
NY Harbor Ultra-Low Sulfur Diesel Futures	Jan-18	8	568,478	13,511
Nikkei 225 (Chicago Mercantile Exchange)	Sep-17	3	295,125	(2,925)
Nikkei 225 (Singapore Exchange)	Sep-17	146	13,078,046	(25,731)
Nikkei 225 Mini	Sep-17	467	8,364,242	(61,677)
Nikkie 225 (Osaka Securities Exchange)	Sep-17	33	5,910,492	(181,289)
NZD Currency Futures	Sep-17	22	1,578,985	(35,405)
Palladium Futures	Dec-17	22	2,050,950	5,690
Platinum Futures	Oct-17	33	1,647,525	17,420
PLN/USD Futures	Sep-17	31	4,348,680	149,710
Rapeseed Euro	Feb-18	1	22,112	(45)
Red Wheat Futures (Minneapolis Grain Exchange)	Mar-18	2	65,100	(13,650)
Red Wheat Futures (Minneapolis Grain Exchange)	May-18	1	32,400	(1,338)

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
RUB Futures	Sep-17	66	$2,844,131	$46,388
Russell 2000 Mini	Sep-17	89	6,249,580	12,580
S&P 500 E-Mini Futures	Sep-17	798	98,556,990	864,802
S&P Mid 400 E-Mini	Sep-17	27	4,672,080	(67,100)
SGX Nifty 50	Sep-17	143	2,842,268	7,248
Silver Futures	Mar-18	3	265,000	680
Silver Futures	May-18	2	177,300	(495)
Soybean Oil Futures	Oct-17	12	250,632	1,560
Soybean Oil Futures	Dec-17	4	84,144	(58,452)
Soybean Oil Futures	Jan-18	29	612,654	4,416
SPI 200 Futures	Sep-17	53	5,991,224	(6,220)
Swiss Federal Bond Futures	Sep-17	27	2,815,579	(657)
Topix Index Futures	Sep-17	150	22,117,615	127,430
TRY/USD Futures	Sep-17	39	5,650,700	165,780
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-17	1,103	113,059,475	289,204
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-17	64	12,879,073	5,297
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-17	832	83,793,341	103,039
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-17	300	39,162,373	241,500
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-17	7	836,455	3,765
				$19,607,110

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
3-Month Euro Euribor	Dec-19	921	$(274,100,617)	$(178,032)
90-DAY Eurodollar Futures	Dec-17	2,510	(627,500,000)	3,716,977
90-DAY Eurodollar Futures	Jun-18	2,211	(552,750,000)	(426,925)
Australian 3-Year Bond Futures	Sep-17	111	(8,823,950)	3,452
Bank Acceptance Futures	Sep-17	34	(6,806,807)	6,637
Bank Acceptance Futures	Dec-17	130	(26,026,026)	34,024
Bank Acceptance Futures	Mar-18	129	(25,825,826)	39,429
BP Currency Futures	Sep-17	130	(10,506,375)	(52,911)
Brent Crude Futures	Jan-18	1	(52,910)	(2,030)
Canadian 10-Year Bond Futures	Dec-17	826	(66,146,146)	(312,424)
Cattle Feeder Futures	Sep-17	5	(356,440)	(3,925)
Cattle Feeder Futures	Oct-17	2	(143,300)	375
CBOE VIX Futures	Sep-17	2	(25,250)	2,800
CBOE VIX Futures	Oct-17	8	(109,800)	3,600
Cocoa Futures	Sep-17	10	(194,352)	(1,746)
Cocoa Futures	Dec-17	127	(2,499,470)	43,293
Cocoa Futures	Dec-17	54	(1,040,040)	(29,560)
Cocoa Futures	Mar-18	54	(1,075,336)	(10,267)
Cocoa Futures	Mar-18	62	(1,204,660)	(22,270)
Cocoa Futures	May-18	54	(1,055,700)	(16,040)
Coffee 'C' Futures	Dec-17	143	(6,936,394)	152,306
Coffee 'C' Futures	Mar-18	20	(996,375)	(3,188)

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Coffee 'C' Futures	May-18	17	$(861,900)	$(2,400)
Corn Futures	Dec-17	1,243	(22,234,163)	(283,575)
Corn Futures	Mar-18	69	(1,278,225)	42,713
Corn Futures	May-18	68	(1,284,350)	34,350
Corn Futures	Jul-18	55	(1,056,000)	(17,788)
Cotton No.2 Futures	Oct-17	1	(35,740)	(700)
Cotton No.2 Futures	Dec-17	62	(2,198,830)	(98,155)
Cotton No.2 Futures	Mar-18	29	(1,016,595)	(41,680)
Dollar Index	Sep-17	164	(16,400,000)	398,936
E-Mini Crude Oil	Nov-17	4	(95,920)	(2,620)
E-Mini Crude Oil	Dec-17	4	(97,120)	(1,583)
E-Mini Natural Gas	Oct-17	45	(342,000)	(14,538)
E-Mini Natural Gas	Nov-17	89	(690,200)	(33,070)
E-Mini Natural Gas	Dec-17	54	(436,325)	(14,145)
Euro BUXL 30-Year Bond Futures	Sep-17	6	(714,269)	(10,762)
Euro/CHF 3-Month Futures ICE	Sep-17	11	(2,867,720)	26
Euro/CHF 3-Month Futures ICE	Dec-17	47	(12,252,985)	(1,147)
Euro/CHF 3-Month Futures ICE	Mar-18	34	(8,863,862)	(2,451)
Euro/CHF 3-Month Futures ICE	Jun-18	54	(14,077,898)	(4,354)
Euro/CHF 3-Month Futures ICE	Sep-18	3	(782,105)	(156)
Gasoline RBOB Futures	Oct-17	67	(5,006,669)	(401,234)
ILS/USD Futures	Sep-17	4	(1,118,600)	(11,420)
JPY Currency Futures	Sep-17	148	(16,828,126)	24,674
Kansas City Hard Red Winter Wheat Futures	Dec-17	133	(2,901,063)	172,925
Kansas City Hard Red Winter Wheat Futures	Mar-18	37	(839,900)	72,363
Kansas City Hard Red Winter Wheat Futures	May-18	19	(444,362)	(6,863)
Lean Hogs Futures	Oct-17	4	(98,240)	(18,550)
Lean Hogs Futures	Dec-17	18	(417,780)	(9,120)
Lean Hogs Futures	Feb-18	14	(350,840)	(5,900)
Live Cattle Futures	Oct-17	29	(1,222,640)	35,170
Live Cattle Futures	Dec-17	8	(349,120)	(450)
Mill Wheat Euro	Sep-17	1	(9,271)	461
Mill Wheat Euro	Dec-17	133	(1,278,511)	51,085
Mill Wheat Euro	Mar-18	132	(1,310,147)	40,416
Natural Gas Futures	Oct-17	167	(5,076,800)	(236,640)
Natural Gas Futures	Nov-17	67	(2,078,400)	(54,230)
Natural Gas Futures	Dec-17	25	(808,000)	(25,240)
Natural Gas Futures	Jan-18	22	(731,700)	(21,580)
Natural Gas Futures	Feb-18	23	(763,800)	(23,240)
Natural Gas Futures	Mar-18	1	(32,800)	(1,000)
Natural Gas Futures	Apr-18	3	(87,800)	(3,570)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-17	13	(951,077)	(85,567)
OMX Stockholm 30 Index Futures	Sep-17	4	(77,752)	(5,839)
Rapeseed Euro	Nov-17	1	(21,993)	(119)
Rapeseed Euro	May-18	12	(266,779)	(2,381)
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-17	4	(128,100)	2,550
S&P/TSX 60 IX Futures	Sep-17	55	(7,848,649)	(57,880)
Silver Futures	Dec-17	1	(87,900)	(58,315)

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Soybean Futures	Nov-17	191	$(9,027,137)	$(50,837)
Soybean Futures	Jan-18	36	(1,718,550)	(2,213)
Soybean Futures	Mar-18	26	(1,253,525)	(9,613)
Soybean Futures	May-18	16	(778,200)	(5,400)
Soybean Meal Futures	Oct-17	51	(1,512,150)	36,040
Soybean Meal Futures	Dec-17	114	(3,414,300)	66,150
Soybean Meal Futures	Jan-18	42	(1,264,620)	(5,660)
Sugar No. 11 (World)	Oct-17	6	(96,768)	(18,390)
Sugar No. 11 (World)	Mar-18	187	(3,137,411)	(80,550)
Sugar No. 11 (World)	May-18	55	(935,704)	(56,515)
USD/CZK Futures	Sep-17	38	(3,800,000)	153,687
USD/HUF Futures	Sep-17	37	(3,700,000)	182,671
USD/NOK Futures	Sep-17	31	(3,100,000)	170,864
USD/SEK Futures	Sep-17	39	(3,900,000)	218,301
Wheat (Chicago Board of Trade)	Dec-17	782	(16,988,950)	62,325
Wheat (Chicago Board of Trade)	Mar-18	40	(914,000)	54,150
Wheat (Chicago Board of Trade)	May-18	23	(541,075)	(3,762)
White Sugar ICE	Oct-17	40	(773,800)	49,550
White Sugar ICE	Dec-17	64	(1,248,000)	96,305
White Sugar ICE	Mar-18	61	(1,216,035)	(28,715)
WTI Crude Futures	Oct-17	193	(9,115,390)	54,100
WTI Crude Futures	Nov-17	30	(1,438,800)	(27,640)
WTI Crude Futures	Dec-17	2	(97,120)	(2,480)
WTI Crude Futures	Jan-18	6	(294,000)	(2,670)
WTI Crude Futures	Feb-18	6	(295,800)	(6,940)
WTI Crude Futures	Mar-18	7	(346,500)	(9,360)
WTI Crude Futures	Apr-18	6	(297,840)	(7,450)
				$3,086,930
Total Futures Contracts				$22,694,040

Forward foreign currency contracts outstanding as of August 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	2,869,452	USD	2,269,478	Sep 01 2017	BOA	$11,572
AUD	7,475,919	USD	5,916,757	Sep 05 2017	BOA	25,942
AUD	18,285,000	USD	14,441,613	Sep 08 2017	BOA	92,889
AUD	64,294,407	USD	49,884,584	Sep 20 2017	BOA	1,214,338
AUD	70,656,000	USD	54,692,349	Sep 22 2017	BOA	1,461,105
AUD	4,917,000	USD	3,915,432	Sep 28 2017	BOA	(7,974)
BRL	27,231,671	USD	8,356,340	Sep 20 2017	BOA	268,243
CAD	6,446,044	USD	5,138,503	Sep 01 2017	BOA	23,536
CAD	4,057,607	USD	3,205,000	Sep 08 2017	BOA	44,554
CAD	95,219,216	USD	74,544,850	Sep 20 2017	BOA	1,722,268
CAD	57,065,000	USD	44,170,590	Sep 22 2017	BOA	1,537,428
CAD	8,041,000	USD	6,446,498	Sep 28 2017	BOA	(5,367)
CHF	8,600,798	USD	8,960,000	Sep 08 2017	BOA	13,747

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CHF	17,011,000	USD	17,738,933	Sep 22 2017	BOA	$26,568
CHF	5,852,000	USD	6,139,468	Sep 28 2017	BOA	(25,420)
CLP	3,073,362,180	USD	4,766,126	Sep 20 2017	BOA	146,871
CNH	15,049,889	USD	2,250,000	Sep 20 2017	BOA	30,158
DKK	283,271	USD	45,000	Sep 08 2017	BOA	362
EUR	300,000	HUF	92,889,312	Sep 20 2017	BOA	(4,522)
EUR	19,365,000	JPY	2,510,913,360	Sep 08 2017	BOA	214,691
EUR	1,257,000	JPY	165,263,824	Sep 28 2017	BOA	(6,616)
EUR	6,400,000	NOK	61,022,019	Sep 20 2017	BOA	(242,234)
EUR	1,250,000	PLN	5,321,932	Sep 20 2017	BOA	(2,341)
EUR	2,500,000	SEK	24,274,555	Sep 20 2017	BOA	(79,196)
EUR	996,509	USD	1,186,743	Sep 01 2017	BOA	(392)
EUR	449,403	USD	534,227	Sep 05 2017	BOA	896
EUR	31,170,000	USD	36,967,892	Sep 08 2017	BOA	153,249
EUR	78,124,862	USD	89,089,984	Sep 20 2017	BOA	4,013,076
EUR	34,101,000	USD	38,973,445	Sep 22 2017	BOA	1,669,970
EUR	9,083,000	USD	10,880,653	Sep 28 2017	BOA	(51,423)
GBP	11,800,000	JPY	1,671,268,320	Sep 08 2017	BOA	55,110
GBP	1,187,339	USD	1,534,124	Sep 01 2017	BOA	1,264
GBP	2,587,477	USD	3,331,171	Sep 05 2017	BOA	15,217
GBP	6,550,000	USD	8,432,340	Sep 08 2017	BOA	39,639
GBP	49,766,932	USD	64,731,673	Sep 20 2017	BOA	(333,506)
GBP	40,512,000	USD	52,714,368	Sep 22 2017	BOA	(288,233)
HUF	887,108,850	EUR	2,900,000	Sep 20 2017	BOA	1,537
HUF	1,562,805,895	USD	5,804,202	Sep 20 2017	BOA	286,872
ILS	15,209,229	USD	4,300,000	Sep 20 2017	BOA	(53,282)
INR	706,579,487	USD	10,926,119	Sep 20 2017	BOA	100,739
JPY	2,627,966,110	EUR	20,225,000	Sep 08 2017	BOA	(173,788)
JPY	1,953,714,625	GBP	13,815,000	Sep 08 2017	BOA	(91,309)
JPY	171,984,711	USD	1,560,525	Sep 01 2017	BOA	3,960
JPY	329,805,334	USD	2,993,414	Sep 05 2017	BOA	7,196
JPY	870,058,853	USD	7,985,000	Sep 08 2017	BOA	(68,066)
JPY	8,147,493,490	USD	74,147,763	Sep 20 2017	BOA	32,888
JPY	4,647,799,670	USD	42,404,860	Sep 22 2017	BOA	(83,748)
JPY	887,083,000	USD	8,170,275	Sep 28 2017	BOA	(90,429)
KRW	17,065,715,254	USD	15,105,358	Sep 20 2017	BOA	31,874
MXN	322,419,338	USD	17,673,432	Sep 20 2017	BOA	299,054
NOK	78,604,825	EUR	8,400,000	Sep 20 2017	BOA	126,227
NOK	5,345,659	USD	685,578	Sep 01 2017	BOA	3,493
NOK	1,998,143	USD	254,643	Sep 05 2017	BOA	2,948
NOK	168,793,891	USD	20,671,255	Sep 20 2017	BOA	1,095,991
NOK	508,430,463	USD	64,000,000	Sep 22 2017	BOA	1,568,820
NZD	1,793,435	USD	1,292,816	Sep 01 2017	BOA	(5,153)
NZD	1,280,795	USD	916,242	Sep 05 2017	BOA	3,291
NZD	1,150,000	USD	839,615	Sep 08 2017	BOA	(14,027)
NZD	45,914,191	USD	33,433,732	Sep 20 2017	BOA	(479,409)
NZD	70,615,000	USD	51,441,005	Sep 22 2017	BOA	(759,937)
PHP	37,795,878	USD	750,000	Sep 20 2017	BOA	(12,204)
PLN	8,233,811	EUR	1,950,000	Sep 20 2017	BOA	(15,525)
PLN	55,733,072	USD	15,114,817	Sep 20 2017	BOA	509,834
RUB	140,172,698	USD	2,350,000	Sep 20 2017	BOA	57,238

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
SEK	140,026,725	EUR	14,687,000	Sep 07 2017	BOA	$139,334
SEK	23,092,175	EUR	2,400,000	Sep 20 2017	BOA	49,393
SEK	2,428,648	USD	304,443	Sep 01 2017	BOA	1,227
SEK	157,865,250	USD	18,839,884	Sep 20 2017	BOA	1,050,519
SGD	2,591,308	USD	1,900,000	Sep 20 2017	BOA	11,285
SGD	11,174,662	USD	8,148,713	Sep 20 2017	BOA	93,442
SGD	19,757,600	USD	14,601,171	Sep 28 2017	BOA	(27,948)
THB	132,615,087	USD	3,950,000	Sep 20 2017	BOA	44,336
TRY	48,660,073	USD	13,592,001	Sep 20 2017	BOA	417,031
TWD	31,745,226	USD	1,050,955	Sep 20 2017	BOA	1,790
USD	2,275,528	AUD	2,869,452	Sep 01 2017	BOA	(5,522)
USD	5,901,870	AUD	7,475,919	Sep 05 2017	BOA	(40,828)
USD	17,387,112	AUD	21,980,000	Sep 08 2017	BOA	(84,495)
USD	42,820,471	AUD	54,862,314	Sep 20 2017	BOA	(782,157)
USD	33,050,405	AUD	42,854,000	Sep 22 2017	BOA	(1,007,569)
USD	3,874,989	AUD	4,917,000	Sep 28 2017	BOA	(32,469)
USD	4,451,080	BRL	14,563,340	Sep 20 2017	BOA	(161,297)
USD	5,099,531	CAD	6,446,044	Sep 01 2017	BOA	(62,508)
USD	4,315,000	CAD	5,435,399	Sep 08 2017	BOA	(37,965)
USD	52,001,785	CAD	66,393,450	Sep 20 2017	BOA	(1,176,946)
USD	29,073,312	CAD	38,503,101	Sep 22 2017	BOA	(1,766,966)
USD	6,402,233	CAD	8,041,000	Sep 28 2017	BOA	(38,898)
USD	9,710,000	CHF	9,348,276	Sep 08 2017	BOA	(43,637)
USD	3,996,116	CHF	3,833,000	Sep 22 2017	BOA	(6,892)
USD	6,062,703	CHF	5,852,000	Sep 28 2017	BOA	(51,345)
USD	204,374	CLP	136,489,722	Sep 20 2017	BOA	(13,814)
USD	250,000	CNH	1,698,115	Sep 20 2017	BOA	(7,276)
USD	1,190,297	EUR	996,509	Sep 01 2017	BOA	3,947
USD	532,204	EUR	449,403	Sep 05 2017	BOA	(2,918)
USD	44,927,070	EUR	37,880,000	Sep 08 2017	BOA	(185,179)
USD	55,986,978	EUR	49,043,213	Sep 20 2017	BOA	(2,458,862)
USD	61,350,406	EUR	52,238,000	Sep 22 2017	BOA	(909,665)
USD	1,532,971	GBP	1,187,339	Sep 01 2017	BOA	(2,418)
USD	3,334,658	GBP	2,587,477	Sep 05 2017	BOA	(11,729)
USD	8,343,131	GBP	6,475,000	Sep 08 2017	BOA	(31,840)
USD	64,275,479	GBP	49,821,948	Sep 20 2017	BOA	(193,879)
USD	46,832,600	GBP	36,396,000	Sep 22 2017	BOA	(267,064)
USD	2,956,734	HUF	796,374,359	Sep 20 2017	BOA	(147,155)
USD	1,900,000	ILS	6,777,834	Sep 20 2017	BOA	7,494
USD	5,837,545	INR	378,306,196	Sep 20 2017	BOA	(66,290)
USD	1,563,050	JPY	171,984,711	Sep 01 2017	BOA	(1,435)
USD	2,984,887	JPY	329,805,333	Sep 05 2017	BOA	(15,722)
USD	9,680,000	JPY	1,062,460,498	Sep 08 2017	BOA	12,344
USD	59,099,827	JPY	6,573,297,328	Sep 20 2017	BOA	(748,209)
USD	78,057,022	JPY	8,594,748,289	Sep 22 2017	BOA	(203,516)
USD	9,716,521	JPY	1,067,608,000	Sep 28 2017	BOA	(7,607)
USD	14,729,142	KRW	16,763,083,015	Sep 20 2017	BOA	(139,656)
USD	5,246,290	MXN	94,951,080	Sep 20 2017	BOA	(47,250)
USD	1,651,856	MXN	30,063,000	Sep 22 2017	BOA	(23,619)
USD	688,373	NOK	5,345,659	Sep 01 2017	BOA	(699)
USD	256,531	NOK	1,998,143	Sep 05 2017	BOA	(1,059)

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	14,543,344	NOK	119,472,416	Sep 20 2017	BOA	$(863,526)
USD	1,298,042	NZD	1,793,435	Sep 01 2017	BOA	10,379
USD	916,609	NZD	1,280,795	Sep 05 2017	BOA	(2,925)
USD	324,334	NZD	450,000	Sep 08 2017	BOA	1,278
USD	36,523,069	NZD	50,151,279	Sep 20 2017	BOA	527,630
USD	5,399,179	NZD	7,472,000	Sep 22 2017	BOA	36,453
USD	800,000	PHP	40,752,484	Sep 20 2017	BOA	4,489
USD	8,527,568	PLN	31,532,187	Sep 20 2017	BOA	(312,415)
USD	200,000	RUB	12,158,305	Sep 20 2017	BOA	(8,799)
USD	305,275	SEK	2,428,648	Sep 01 2017	BOA	(395)
USD	40,000	SEK	325,520	Sep 08 2017	BOA	(986)
USD	11,108,428	SEK	93,499,380	Sep 20 2017	BOA	(672,128)
USD	41,950,000	SEK	339,717,162	Sep 22 2017	BOA	(858,016)
USD	5,842,355	SGD	8,028,480	Sep 20 2017	BOA	(79,253)
USD	750,000	THB	25,483,159	Sep 20 2017	BOA	(17,547)
USD	9,434,453	TRY	34,177,248	Sep 20 2017	BOA	(405,034)
USD	1,184,289	TWD	35,981,257	Sep 20 2017	BOA	(8,933)
USD	5,714,205	ZAR	76,314,514	Sep 20 2017	BOA	(133,015)
ZAR	124,295,335	USD	9,466,110	Sep 20 2017	BOA	57,404
Total Forward Foreign Currency Contracts						$2,313,054

	Counterparty	Number Of Contracts	Notional Amount	Value
Purchased Options — 0.1%
Put Options Purchased — 0.1%
Nikkei Futures, Expires 10/13/17, Strike Price 19000	BAML	293	JPY 5,731,080	$234,539
EURO Currency Futures, Expires 09/08/17, Strike Price $1.16	BAML	327	EUR 40,875,000	14,306
IMM Eurodollar Futures, Expires 06/18/18, Strike Price $98.25	BAML	4,180	EUR 164,683,640	339,625
TOTAL PURCHASED OPTIONS (COST $944,457)				$588,470

Written Options — 0.0%
Put Options Written — 0.0%
IMM Eurodollar Futures, Expires 06/18/18, Strike Price $98.125	BAML	4,180	EUR 164,683,640	$(156,750)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $209,000)				$(156,750)

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)
August 31, 2017

AUD	Australian Dollar
BAML	Bank of America Merrill Lynch
BOA	Bank of America
BRL	Brazilian Real
CAD	Canadian Dollar
CBOT	Chicago Board of Trade
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi
DAX	Deutscher Aktienindex
DJIA	Dow Jones Industrial Average
DKK	Danish Krone
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
HUF	Hungarian Forint
IBEX	Index of the Bolsa de Madrid
ICE	Intercontinental Exchange
ILS	Israeli New Shekel
IMM	International Monetary Market
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
LME	London Mercantile Exchange
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RBOB	Reformulated Blendstock for Oxygenate Blending
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
SGX	Singapore Exchange
THB	Thai Baht
TRY	Turkish Lira
TSX	Toronto Stock Exchange
TWD	Taiwan Dollar
USD	United States Dollar
WTI	West Texas Intermediate
ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities
August 31, 2017

ASSETS
Investments, at value (cost $661,474,994)	$661,253,420
Cash	35,465,831
Deposits with broker for forward foreign currency contracts	20,393,171
Deposits with brokers for futures contracts	64,496,508
Receivables for:
Capital shares sold	3,642,054
Prepaid expenses and other assets	57,197
Unrealized appreciation on forward foreign currency contracts	19,384,430
Unrealized appreciation on futures contracts	28,321,813
Total assets	833,014,424
LIABILITIES
Options written, at value (premiums received $209,000)	156,750
Due to broker	415,856
Payables for:
Investments purchased	10,641,111
Advisory fees	1,014,913
Capital shares redeemed	591,528
Administration and accounting services fees	40,300
Unrealized depreciation on forward foreign currency contracts	17,071,376
Unrealized depreciation on futures contracts	5,627,773
Other accrued expenses and liabilities	178,864
Total liabilities	35,738,471
Net assets	$797,275,953

NET ASSETS CONSIST OF:
Par value	$71,187
Paid-in Capital	782,984,073
Accumulated net investment income/(loss)	(10,612,633)
Accumulated net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	(4,444)
Net unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translation, forward foreign currency contracts and written options	24,837,770
Net assets	$797,275,953

CLASS A SHARES:
Net assets	$15,401,178
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,381,574
Net asset value and redemption price per share	$11.15
Maximum offering price per share (100/94.25 of $11.15)	$11.83

CLASS I SHARES:
Net assets	$772,413,132
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	68,946,157
Net asset value, offering and redemption price per share	$11.20

CLASS C SHARES:
Net assets	$9,461,643
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	859,229
Net asset value, offering and redemption price per share	$11.01

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations
For the Year Ended
August 31, 2017

INVESTMENT INCOME
Interest	$4,268,770
Total investment income	4,268,770
EXPENSES
Advisory fees (Note 2)	14,831,562
Administration and accounting services fees (Note 2)	406,347
Legal fees	207,306
Transfer agent fees (Note 2)	144,436
Registration and filing fees	137,586
Printing and shareholder reporting fees	121,585
Directors and officers fees	114,728
Audit and tax service fees	67,435
Distribution fees (Class C Shares) (Note 2)	63,355
Distribution fees (Class A Shares) (Note 2)	42,761
Custodian fees (Note 2)	35,547
Other expenses	63,148
Total expenses before waivers and reimbursements	16,235,796
Less: waivers and reimbursements (Note 2)	(1,087,123)
Net expenses after waivers and reimbursements	15,148,673
Net investment income/(loss)	(10,879,903)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(2,988,484)
Futures contracts	(36,055,253)
Foreign currency transactions	382,946
Forward foreign currency contracts	(11,839,154)
Written options	(109,929)
Net change in unrealized appreciation/(depreciation) on:
Investments	178,182
Futures contracts	19,338,149
Foreign currency translation	(31,228)
Forward foreign currency contracts	905,335
Written options	(196,669)
Net realized and unrealized gain/(loss) from investments	(30,416,105)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,296,008)

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSET FROM OPERATIONS:
Net investment income/(loss)	$(10,879,903)	$(8,836,464)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	(50,609,874)	(21,242,011)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translation, forward foreign currency contracts and written options	20,193,769	6,126,311
Net increase/(decrease) in net assets resulting from operations	(41,296,008)	(23,952,164)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A Shares	—	(7,540)
Class I Shares	—	(651,985)
Class C Shares	—	(994)
Total from net investment income	—	(660,519)
Net decrease in net assets from dividends and distributions to shareholders	—	(660,519)
SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	9,247,071	22,317,981
Proceeds from reinvestment of distributions	—	6,739
Shares redeemed	(10,029,596)	(15,568,395)
Total from Class A Shares	(782,525)	6,756,325
Class I Shares
Proceeds from shares sold	561,507,438	695,901,231
Proceeds from reinvestment of distributions	—	584,466
Shares redeemed	(489,198,240)	(153,432,995)
Total from Class I Shares	72,309,198	543,052,702
Class C Shares
Proceeds from shares sold	6,146,653	8,790,255
Proceeds from reinvestment of distributions	—	994
Shares redeemed	(4,447,796)	(95,781)
Total from Class C Shares	1,698,857	8,695,468
Net increase/(decrease) in net assets from share transactions	73,225,530	558,504,495
Total increase/(decrease) in net assets	31,929,522	533,891,812
NET ASSETS:
Beginning of period	765,346,431	231,454,619
End of period	$797,275,953	$765,346,431
Accumulated net investment income/(loss), end of period	$(10,612,633)	$(10,607,646)

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Shares sold	807,849	1,830,248
Shares reinvested	—	557
Shares redeemed	(881,702)	(1,292,588)
Total Class A Shares	(73,853)	538,217
Class I Shares
Shares sold	49,037,837	57,077,758
Shares reinvested	—	48,303
Shares redeemed	(42,813,179)	(12,727,922)
Total Class I Shares	6,224,658	44,398,139
Class C Shares
Shares sold	539,738	723,323
Shares reinvested	—	82
Shares redeemed	(395,929)	(7,985)
Total Class C Shares	143,809	715,420
Net increase/(decrease) in shares outstanding	6,294,614	45,651,776

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.77	$12.01	$10.36
Net investment income/(loss)(2)	(0.18)	(0.24)	(0.27)
Net realized and unrealized gain/(loss) from investments	(0.44)	0.01	2.14
Net increase/(decrease) in net assets resulting from operations	(0.62)	(0.23)	1.87
Dividends and distributions to shareholders from:
Net investment income	—	(0.01)	(0.21)
Net realized capital gains	—	—	(0.01)
Total dividends and distributions to shareholders	—	(0.01)	(0.22)
Net asset value, end of period	$11.15	$11.77	$12.01
Total investment return(3)	(5.18)%	(1.94)%	18.17%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$15,401	$17,125	$11,013
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)(4)	2.14%	2.26%	2.28%
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)(4)	2.14%	2.24%	2.24%
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)(4)	2.28%	2.42%	2.71%
Ratio of net investment income/(loss) to average net assets	(1.60)%	(2.01)%	(2.23)%
Portfolio turnover rate(5)	0.00%	0.00%	0.00%

(1)	Inception date of Class A Shares of the Fund was August 29, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(4)
Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% of the Fund’s average daily net assets attributable to Class A Shares.

(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.80	$12.03	$10.36	$10.00
Net investment income/(loss)(2)	(0.15)	(0.21)	(0.24)	(0.03)
Net realized and unrealized gain/(loss) from investments	(0.45)	0.01	2.14	0.39
Net increase/(decrease) in net assets resulting from operations	(0.60)	(0.20)	1.90	0.36
Dividends and distributions to shareholders from:
Net investment income	—	(0.03)	(0.22)	—
Net realized gains	—	—	(0.01)	—
Total dividends and distributions to shareholders	—	(0.03)	(0.23)	—
Net asset value, end of period	$11.20	$11.80	$12.03	$10.36
Total investment return(3)	(5.00)%	(1.68)%	18.46%	3.60	%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$772,413	$739,842	$220,441	$24,349
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)(6)	1.89%	2.01%	2.03%	2.01	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)(6)	1.89%	1.99%	1.99%	1.99	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)(6)	2.03%	2.17%	2.46%	4.71	%(5)
Ratio of net investment income/(loss) to average net assets	(1.35)%	(1.76)%	(1.98)%	(1.99	)%(5)
Portfolio turnover rate(7)	0.00%	0.00%	0.00%	0.00	%(4)

(1)	Inception date of Class I Shares of the Fund was July 1, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)
Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.71	$11.99
Net investment income/(loss)(2)	(0.26)	(0.30)
Net realized and unrealized gain/(loss) from investments	(0.44)	0.03
Net increase/(decrease) in net assets resulting from operations	(0.70)	(0.27)
Dividends and distributions to shareholders from:
Net investment income	—	(0.01)
Net realized gains	—	—
Total dividends and distributions to shareholders	—	(0.01)
Net asset value, end of period	$11.01	$11.71
Total investment return(3)	(5.89)%	(2.22	)%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$9,462	$8,380
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)(6)	2.89%	3.01	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)(6)	2.89%	2.99	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)(6)	3.03%	3.17	%(5)
Ratio of net investment income/(loss) to average net assets	(2.35)%	(2.76	)%(5)
Portfolio turnover rate(7)	0.00%	0.00	%(4)

(1)	Inception date of Class C Shares of the Fund was October 6, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)
Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.99% of the Fund’s average daily net assets attributable to Class C Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

29

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances.

Effective April 10, 2017, the Fund registered Class T Shares. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The end of the reporting period for the Fund is August 31, 2017, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Consolidation of Subsidiary — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The consolidated financial statements of the Fund include the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $168,698,317, which represented 21.16% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	– quoted prices in active markets for identical securities;
30

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

● Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Short-Term Investments	$660,664,950	$660,664,950	$—	$—
Commodity Contracts
Futures Contracts	13,351,403	13,351,403	—	—
Equity Contracts
Futures Contracts	4,052,946	4,052,946	—	—
Purchased Options	234,539	234,539	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	19,384,430	—	19,384,430	—
Futures Contracts	2,204,983	2,204,983	—	—
Purchased Options	14,306	14,306	—	—
Interest Rate Contracts
Futures Contracts	8,712,481	8,712,481	—	—
Purchased Options	339,625	339,625	—	—
Total Assets	$708,959,663	$689,575,233	$19,384,430	$—

	Total Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Commodity Contracts
Futures Contracts	$(2,239,540)	$(2,239,540)	$—	$—
Equity Contracts
Futures Contracts	(1,498,863)	(1,498,863)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(17,071,376)	—	(17,071,376)	—
Futures Contracts	(610,486)	(610,486)	—	—
Interest Rate Contracts
Futures Contracts	(1,278,884)	(1,278,884)	—	—
Written Options	(156,750)	(156,750)	—	—
Total Liabilities	$(22,855,899)	$(5,784,523)	$(17,071,376)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

31

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates, and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of and gains and losses on the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Purchased Options	Investments, at value	$234,539	$339,625	$14,306	$—	$588,470
Forward Contracts	Unrealized appreciation on forward foreign currency contracts	—	—	19,384,430	—	19,384,430
Futures Contracts	Unrealized appreciation on futures contracts	4,052,946	8,712,481	2,204,983	13,351,403	28,321,813
Total Value- Assets		$4,287,485	$9,052,106	$21,603,719	$13,351,403	$48,294,713

32

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Liability Derivatives
Written Options	Options written, at value	$—	$(156,750)	$—	$—	$(156,750)
Forward Contracts	Unrealized depreciation on forward foreign currency contracts	—	—	(17,071,376)	—	(17,071,376)
Futures Contracts	Unrealized depreciation on futures contracts	(1,498,863)	(1,278,884)	(610,486)	(2,239,540)	(5,627,773)
Total Value- Liabilities		$(1,498,863)	$(1,435,634)	$(17,681,862)	$(2,239,540)	$(22,855,899)

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$(1,482,334)	$(2,457,130)	$(68,979)	$992,598	$(3,015,845)
Futures Contracts	Net realized gain/(loss) from futures contracts	49,299,082	(28,114,103)	(1,069,943)	(56,170,289)	(36,055,253)
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	(11,839,154)	—	(11,839,154)
Written Options	Net realized gain/(loss) from written options	554,836	103,953	33,493	(802,211)	(109,929)
Total Realized Gain/(Loss)		$48,371,584	$(30,467,280)	$(12,944,583)	$(55,979,902)	$(51,020,181)

33

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$(26,260)	$342,690	$(195,030)	$(87,715)	$33,685
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	(611,889)	4,849,021	3,294,844	11,806,173	19,338,149
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	905,335	—	905,335
Written Options	Net change in unrealized appreciation/(depreciation) on written options	—	24,032	(220,701)	—	(196,669)
Total Change in Unrealized Appreciation/(Depreciation)		$(638,149)	$5,215,743	$3,784,448	$11,718,458	$20,080,500

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)	Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$2,112,075	$(306,869)	$2,931,311,213	$(2,143,737,929)	$(1,670,797,175)	$1,671,129,284

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

34

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$19,384,430	$(17,071,376)	$—	$2,313,054	$17,071,376	$(17,071,376)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

35

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

36

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Fund’s written options are exchange-traded options.

Futures Contracts — The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Foreign Currency Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and its Subsidiary. The Adviser allocates the assets of the Subsidiary to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. Effective February 28, 2017, the Fund compensates the Adviser for its services at the annual rate of 1.77% of its average annual net assets, payable on a monthly basis in arrears. Prior to February 28, 2017, the Fund compensated the Adviser for its services at the annual rate of 1.97% of its average annual net assets, paid on a monthly basis in arrears. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund.

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 2.04%, 1.79%, 2.79% and 2.04% of the Fund’s average daily net assets attributable to Class A Shares, Class I Shares, Class C Shares and Class T Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.04%, 1.79%, 2.79% or 2.04% as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Prior to February 28, 2017, the Adviser had contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed above) to 2.24%, 1.99% and 2.99% of the Fund’s average net assets attributable to Class A Shares, Class I Shares and Class C

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

Shares, respectively. During the current fiscal period, investment advisory fees accrued and waived were $14,831,562 and $1,087,123, respectively. As of the end of the reporting period, the amount of potential recovery by the Adviser was as follows:

Expiration
August 31, 2018	August 31, 2019	August 31, 2020	Total
$434,343	$801,204	$1,087,123	$2,322,670

Altis Partners (Jersey) Limited, Aspect Capital Limited, Cantab Capital Partners LLP, Conquest Capital, LLC, Eclipse Capital Management, Inc., Graham Capital Management, LP, Harmonic Capital Partners LLP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors, LLC and Welton Investment Partners, LLC each serves as a Trading Adviser to the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Fund. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Fund’s transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director’s And Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the current fiscal period was $76,244. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company. During the current fiscal period, the Fund paid $38,484 in officer fees.

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Fund were as follows:

	Purchases	Sales
Investments in Non-U.S. Government Securities	$—	$—
Investments in U.S. Government Securities	$—	$—

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$742,804,483	$29,545,769	$—	$29,545,769

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to disallowed losses from the Subsidiary, and net investment loss, were reclassified to the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$10,874,916	$50,606,729	$(61,481,645)

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$—	$—	$21,334,532	$(4,444)	$(7,109,395)	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes.

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Concluded)

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and 2016 were as follows:

	Ordinary Income	Long-Term Gains	Total
2017	$—	$—	$—
2016	$660,519	$—	$660,519

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

For the fiscal year ended August 31, 2017, the Fund deferred to September 1, 2017, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
$7,109,395	$—	$—

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2017, the Fund had capital loss carryforwards of $4,444.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there was the following subsequent event:

Effective October 4, 2017 (subsequent to the end of the reporting period), Conquest Capital LLC (“Conquest”) no longer serves as a Trading Adviser to the Fund.

41

Abbey Capital Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 30, 2017

42

Abbey Capital Futures Strategy Fund

Shareholder Tax Information
(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017. During the fiscal year ended August 31, 2017, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

43

Abbey Capital Futures Strategy Fund

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Abbey Capital Limited (“Abbey Capital”) and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the renewal of the investment advisory agreement between Abbey Capital and Abbey Capital Offshore Fund Limited (“ACOL”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), (3) the renewal of the trading advisory agreements among Abbey Capital and ACOL and each of the Trading Advisers (the “Trading Advisory Agreements”) at a meeting of the Board held on May 16-17, 2017 (the “May Meeting”). At the May Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one year term ending August 16, 2018. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the arrangements. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Advisory Agreement between ACOL and Abbey Capital, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser (except Welton Investment Partners LLC, which was previously approved for an initial period ending August 16, 2018) with respect to the Fund, the Directors took into account all materials provided prior to and during the May Meeting and at other meetings throughout the past year, the presentations made during the May Meeting, and the discussions held during the May Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

44

Abbey Capital Futures Strategy Fund

Other Information
(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Cayman Subsidiary, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had underperformed its benchmark for the year-to-date, one-year and since inception periods ended March 31, 2017. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 1st quintile within its Lipper performance universe for the since-inception period ended December 31, 2016.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. In addition, the Directors noted that Abbey Capital had contractually lowered its investment advisory fee from 1.97% to 1.77% of average daily net assets of the Fund and correspondingly agreed to waive management fees and reimburse expenses through April 30, 2018 to the extent that total annual Fund operating expenses exceed 1.79% of the Fund’s average daily net assets for the Class I Shares, 2.04% of the Fund’s average daily net assets for Class A Shares and Class T Shares and 2.79% of the Fund’s average daily net assets for Class C Shares. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreements and Trading Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2018.

APPROVAL OF TRADING ADVISORY AGREEMENT

As required by the 1940 Act, the Board of the Company, including all of the Independent Directors, considered the approval of a new Trading Advisory Agreement by and among Abbey Capital, ACOL and Welton Investment Partners LLC (“Welton”) at a meeting of the Board held on February 16, 2017 (the “February Meeting”). At the February Meeting, the Board, including all of the Independent Directors, approved the new Trading Advisory Agreement for an initial period ending August 16, 2018. The Board’s decision to approve the Trading Advisory Agreement reflects the exercise of its business judgment. In approving the Trading Advisory Agreement, the Board considered information provided by Abbey Capital and Welton, with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the Trading Advisory Agreement between Abbey Capital, ACOL and Welton with respect to the Abbey Fund, the Directors took into account all materials provided prior to and during the February Meeting and at other meetings throughout the past year, the presentations made during the February Meeting, and the discussions held during the February Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Fund by Welton; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Welton’s investment philosophies and processes; (iv) Welton’s assets under management and client descriptions; (v) Welton’s soft dollar commission and trade allocation policies; (vi) Welton’s advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Welton’s compliance procedures; and (viii) Welton’s financial information and insurance coverage. The Directors concluded that Welton had sufficient resources to provide services to the Fund.

45

Abbey Capital Futures Strategy Fund

Other Information
(Unaudited)

The Directors considered the nature, extent, and quality of services to be provided by Welton. The Directors also considered the fees payable to Welton under the proposed Trading Advisory Agreement and the services to be provided by Welton. In this regard, the Directors noted that the fees for Welton were payable by Abbey Capital.

After reviewing the information regarding Abbey Capital’s and Welton’s costs, profitability and economies of scale, and after considering the services to be provided by Welton, the Directors concluded that the trading advisory fees to be paid by Abbey Capital to Welton were fair and reasonable and that the Trading Advisory Agreement should be approved for an initial period ending August 16, 2018.

46

Abbey Capital Futures Strategy Fund

Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds 12 portfolios (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None

47

Abbey Capital Futures Strategy Fund

Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A

48

Abbey Capital Futures Strategy Fund

Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

1
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

49

Abbey Capital Futures Strategy Fund

Privacy Notice
(Unaudited)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

50

Abbey Capital Futures Strategy Fund

Privacy Notice
(Unaudited)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.

51

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ABB-AR17

ALTAIR SMALLER COMPANIES FUND
of
The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2017

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ALTAIR SMALLER COMPANIES FUND

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Dear Shareholder,

The Altair Smaller Companies Fund generated a return of 15.54% as of the fiscal year ended August 31, 2017, outperforming the benchmark Russell 2000 Index, which returned 14.91% over the same period.

The Fund continued to benefit from a strong equity market. Stocks rallied further off their February 2016 lows throughout the fiscal year. Small cap stocks, as measured by the Russell 2000 Index, in particular saw a significant increase in the fourth quarter of 2016, when the outcome of the U.S. presidential election boosted hopes for more infrastructure spending and lower corporate tax rates. These proposed policies are expected to benefit small-cap stocks more than their larger peers, given smaller companies’ more domestic focus. The Fund’s large exposure to microcap stocks also contributed to fiscal-year outperformance, as the Russell Microcap Index outperformed the Russell 2000 Index by 90 basis points during the period.

The Fund continues to have six underlying sub-advisers: microcap managers Driehaus, Granite and Pacific Ridge and small-cap managers Pier, River Road and our tax-loss harvesting manager Aperio. During the 2017 fiscal year, returns for the underlying sub-advisers were as follows: Pacific Ridge +28.24%, Driehaus +20.18%, River Road +16.40%, Pier +16.17%, Aperio +13.81%, and Granite +1.48%.

The Fund continues to strive for maximum tax efficiency. In addition to utilizing Aperio for tax-loss harvesting, we have asked all sub-advisers to tax-loss harvest individual securities on an opportunistic basis.

Altair continues to believe that the small and microcap space of the market remains highly inefficient, with little analyst coverage or institutional ownership. We believe these inefficiencies provide opportunities for active managers to generate meaningful outperformance over the long term.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of the Investment Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

This information does not represent tax advice. Please consult your tax advisor to determine how it applies to your financial situation.

Must be preceded or accompanied by a prospectus.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

The Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Basis points are equivalent to one-one hundredths of a percent point.

1

ALTAIR SMALLER COMPANIES FUND

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Mutual fund investing involves risk. Principal loss is possible. Investing in micro-cap and small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may invest in Illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil. The Fund may participate in initial public offerings (“IPOs”) or Secondary offerings which may result in a magnified impact on the performance of the Fund. IPO’s and Secondary offerings are frequently volatile in price and may increase the turnover of the Fund, which may lead to increased expenses.

Quasar Distributors, LLC, distributor.

2

ALTAIR SMALLER COMPANIES FUND

Annual Report
Performance Data
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Invested in
Altair Smaller Companies Fund vs. Russell 2000® Index

Average Annual Total Returns for the periods ended August 31, 2017
	One Year	Since Inception
Altair Smaller Companies Fund	15.54%	9.43%*
Russell 2000® Index	14.91%	10.04%**

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2016, are 1.15% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small and micro-cap stocks, IPOs, special situations and illiquid securities all of which may be more volatile and less liquid.

3

ALTAIR SMALLER COMPANIES FUND

Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,049.50	$4.60
Hypothetical (5% return before expenses)	1,000.00	1,020.72	4.53

*
Expenses are equal to the Fund’s annualized six-month expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund as of August 31, 2017 of 4.95%.

4

ALTAIR SMALLER COMPANIES FUND

Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	7.0%	$18,279,397
Healthcare-Products	6.0	15,765,123
Banks	5.8	15,065,820
Commercial Services	5.5	14,290,358
Computers	5.1	13,447,129
Semiconductors	4.3	11,213,081
Internet	4.1	10,851,105
Retail	3.8	9,886,959
Transportation	2.8	7,325,802
Diversified Financial Services	2.8	7,458,967
Machinery-Diversified	2.7	7,025,401
Telecommunications	2.7	7,009,737
Biotechnology	2.5	6,441,547
Electronics	2.4	6,380,656
Engineering & Construction	2.4	6,179,074
Insurance	2.1	5,621,527
Pharmaceuticals	2.1	5,443,238
REITS	1.5	3,955,185
Chemicals	1.4	3,723,620
Leisure Time	1.4	3,722,032
Miscellaneous Manufacturing	1.3	3,414,480
Healthcare-Services	1.2	3,270,807
Home Builders	1.2	3,160,040
Aerospace/Defense	1.2	3,044,987
Oil & Gas	1.2	3,031,920
Auto Parts & Equipment	1.2	3,141,698
Food	1.1	2,982,379
Building Materials	1.0	2,703,283
Distribution/Wholesale	0.9	2,332,594
Entertainment	0.9	2,459,042
Savings & Loans	0.8	2,219,178
Home Furnishings	0.8	2,019,965
Lodging	0.8	2,076,555
Electrical Components & Equipment	0.8	1,997,297
Textiles	0.6	1,672,366
Energy-Alternate Sources	0.6	1,579,134
Apparel	0.6	1,469,056
Oil & Gas Services	0.5	1,360,692
Mining	0.5	1,340,324
Beverages	0.5	1,372,270
Metal Fabricate/Hardware	0.4	1,122,568
Household Products / Wares	0.4	1,006,620
Gas	0.4	958,597
Housewares	0.3	915,201
Investment Companies	0.3	893,889
Environmental Control	0.3	790,065
Electric	0.3	744,224
Hand / Machine Tools	0.3	727,866
Advertising	0.2	488,753
Airlines	0.1	378,809
Media	0.1	352,938
Real Estate	0.1	339,569
Machinery-Construction & Mining	0.1	289,977
Forest Products & Paper	0.1	192,917
Agriculture	0.1	191,383
Water	0.1	160,408
Packaging & Containers	0.1	154,130
Trucking & Leasing	0.1	138,224
Cosmetics/Personal Care	0.0	90,301
Iron / Steel	0.0	79,206
Office Furnishings	0.0	58,007
Coal	0.0	45,985
SHORT-TERM INVESTMENTS	8.6	22,664,764
OTHER ASSETS IN EXCESS OF LIABILITIES	1.5	3,962,151
NET ASSETS	100.0%	$262,480,377

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
COMMON STOCKS — 89.9%

Advertising — 0.2%
MDC Partners, Inc.*	47,917	$488,753

Aerospace/Defense — 1.2%
Aerojet Rocketdyne Holdings, Inc.*	17,929	531,236
Aerovironment, Inc.*	10,307	505,249
Cubic Corp.	15,562	668,388
Curtiss-Wright Corp.	2,004	194,027
Kaman Corp.	2,787	136,675
KLX, Inc.*	6,764	324,266
Kratos Defense & Security Solutions, Inc.*	16,669	223,031
Moog, Inc.*	1,762	135,251
National Presto Industries, Inc.	728	72,509
Orbital ATK, Inc.	1,778	198,389
Triumph Group, Inc.	2,128	55,966
		3,044,987
Agriculture — 0.1%
Andersons, Inc., (The)	3,403	108,386
Universal Corp.	1,451	82,997
		191,383
Airlines — 0.1%
Hawaiian Holdings, Inc.*	2,251	96,455
SkyWest, Inc.	8,137	282,354
		378,809
Apparel — 0.6%
Crocs, Inc.*	24,271	216,740
Iconix Brand Group, Inc.*	1,975	11,040
Lakeland Industries, Inc.*	16,085	226,799
Oxford Industries, Inc.	1,483	85,732
Rocky Brands, Inc.	1,410	18,189
Skechers U.S.A., Inc.*	6,336	167,460
Steven Madden Ltd.*	3,222	136,613
Superior Uniform Group, Inc.	17,022	374,824
Unifi, Inc.*	2,830	87,956
Wolverine World Wide, Inc.	5,464	143,703
		1,469,056
Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc.*	6,688	97,712
Gentherm, Inc.*	1,375	42,831
Modine Manufacturing Co.*	31,724	512,343
Motorcar Parts of America, Inc.*	53,316	1,400,611
Spartan Motors, Inc.	95,234	876,153
Unique Fabricating, Inc.	28,850	212,048
		3,141,698
Banks — 5.8%
American River Bankshares	40,330	532,759
Atlantic Capital Bancshares, Inc.*	23,592	423,477
Bank of Commerce Holdings	51,140	539,527
Banner Corp.	1,722	94,917
Boston Private Financial Holdings, Inc.	14,098	207,241
Central Pacific Financial Corp.	3,272	94,888
City Holding Co.	4,208	266,493
CoBiz Financial, Inc.	13,008	221,786
Community Bank System, Inc.	1,997	102,766
CVB Financial Corp.	8,715	180,400
Esquire Financial Holdings, Inc.*	18,680	280,200
Farmers National Bancorp	36,520	500,324
FCB Financial Holdings, Inc.*	9,204	401,294
First BanCorp*	46,257	262,740
First Bancshares, Inc., (The)	14,000	394,800
First Citizens BancShares, Inc.	859	292,498
First Commonwealth Financial Corp.	11,374	143,426
First Financial Bancorp	7,350	176,032
First Financial Bankshares, Inc.	6,581	263,569
First Northwest Bancorp*	20,840	330,522
First of Long Island Corp. (The)	5,546	148,355
Glacier Bancorp, Inc.	3,879	128,822
Heritage Commerce Corp.	21,264	284,938
Home BancShares, Inc.	34,962	814,964
Hope Bancorp, Inc.	14,673	236,822
Horizon Bancorp	22,855	598,115
Independent Bank Corp.	1,226	84,962
Live Oak Bancshares, Inc.	24,562	548,961
MB Financial, Inc.	6,569	261,249
Midland States Bancorp, Inc.	9,890	302,041
MidSouth Bancorp, Inc.	36,980	438,213
Northeast Bancorp	23,830	514,728
Northrim BanCorp, Inc.	11,610	346,558
OFG Bancorp	9,765	84,956
Opus Bank*	3,209	71,882
Orrstown Financial Services, Inc.	14,240	348,168
People's Utah Bancorp	20,790	568,607
Pinnacle Financial Partners, Inc.	8,718	542,260
Preferred Bank	6,086	327,427
Premier Financial Bancorp, Inc.	31,280	591,192
Seacoast Banking Corp of Florida*	10,126	231,582
Southside Bancshares, Inc.	4,513	147,440
Texas Capital Bancshares, Inc.*	1,396	103,653
Tompkins Financial Corp.	1,660	126,027
TriState Capital Holdings, Inc.*	7,973	166,636
Triumph Bancorp, Inc.*	5,050	142,410
TrustCo Bank Corp.	19,387	153,157
UMB Financial Corp.	3,746	251,432
United Bankshares, Inc.	7,948	266,655
United Community Banks, Inc.	3,164	82,612
Walker & Dunlop, Inc.*	1,239	59,707

The accompanying notes are an integral part of the financial statements.

6

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Banks — (Continued)
West Bancorporation, Inc.	11,050	$242,548
Westamerica Bancorp	2,698	139,082
		15,065,820
Beverages — 0.5%
Farmer Brothers Co.*	21,549	701,420
MGP Ingredients, Inc.	6,415	360,715
New Age Beverages Corp.*	56,383	238,500
Primo Water Corp.*	6,542	71,635
		1,372,270
Biotechnology — 2.5%
Acorda Therapeutics, Inc.*	3,666	76,253
Adaptimmune Therapeutics PLC, ADR*	38,748	271,236
AMAG Pharmaceuticals, Inc.*	2,471	41,266
ANI Pharmaceuticals, Inc.*	2,019	96,912
Audentes Therapeutics, Inc.*	19,267	404,414
Blueprint Medicines Corp.*	8,432	457,183
Cambrex Corp.*	1,154	60,123
ChromaDex Corp.*	48,795	163,951
Clearside Biomedical, Inc.*	19,156	133,900
Cytokinetics, Inc.*	12,534	186,130
Emergent BioSolutions, Inc.*	3,096	115,574
Exact Sciences Corp.*	7,212	302,111
Foundation Medicine, Inc.*	12,134	489,000
Immunomedics, Inc.*	41,583	525,609
Innoviva, Inc.*	9,226	129,533
Ligand Pharmaceuticals, Inc.*	1,187	152,969
Loxo Oncology, Inc.*	9,309	776,371
Medicines Co., (The)*	4,827	177,103
Momenta Pharmaceuticals, Inc.*	8,455	142,467
Myriad Genetics, Inc.*	2,083	63,511
NeoGenomics, Inc.*	103,250	1,043,858
Organovo Holdings, Inc.*	45,573	94,792
Ovid therapeutics, Inc.*	14,081	132,643
Spectrum Pharmaceuticals, Inc.*	20,105	196,225
Sunesis Pharmaceuticals, Inc.*	1	2
Versartis, Inc.*	10,969	208,411
		6,441,547
Building Materials — 1.0%
AAON, Inc.	2,382	77,653
Apogee Enterprises, Inc.	1,184	51,741
Armstrong World Industries, Inc.*	20,488	973,180
Aspen Aerogels, Inc.*	39,368	161,015
Boise Cascade Co.*	3,023	90,690
Gibraltar Industries, Inc.*	4,141	121,124
Griffon Corp.	4,619	85,682
Patrick Industries, Inc.*	3,220	238,280
PGT Innovations, Inc.*	24,425	322,410
Simpson Manufacturing Co., Inc.	2,069	90,581
Summit Materials, Inc.*	8,645	255,373
Universal Forest Products, Inc.	2,701	235,554
		2,703,283
Chemicals — 1.4%
A Schulman, Inc.	1,631	49,582
Aceto Corp.	6,249	66,302
AdvanSix, Inc.*	13,692	437,186
Balchem Corp.	1,142	85,604
Chemours Co., (The)	9,276	455,173
Ferro Corp.*	24,307	468,396
Hawkins, Inc.	7,480	266,662
HB Fuller Co.	4,743	238,051
Ingevity Corp.*	2,186	137,652
Innophos Holdings, Inc.	2,039	93,101
Innospec, Inc.	1,121	62,216
Koppers Holdings, Inc.*	2,012	78,870
Kraton Corp.*	2,728	89,560
Landec Corp.*	68,678	892,814
Rayonier Advanced Materials, Inc.	6,815	93,502
Stepan Co.	2,701	208,949
		3,723,620
Coal — 0.0%
SunCoke Energy, Inc.*	4,934	45,985

Commercial Services — 5.5%
ABM Industries, Inc.	3,179	141,243
Acacia Research Corp.*	113,500	368,875
Albany Molecular Research, Inc.*	4,429	96,286
AMN Healthcare Services, Inc.*	3,294	123,031
ARC Document Solutions, Inc.*	113,670	401,255
AstroNova, Inc.	18,890	256,904
Barrett Business Services, Inc.	16,765	864,739
BG Staffing, Inc.	41,080	664,264
Brink's Co., (The)	4,054	318,036
CAI International, Inc.*	31,390	972,776
Capella Education Co.	1,954	131,602
Care.com, Inc.*	61,157	915,520
CRA International, Inc.	13,460	505,154
Cross Country Healthcare, Inc.*	4,360	53,977
Everi Holdings, Inc.*	47,396	365,423
EVERTEC, Inc.	24,897	458,105
Green Dot Corp.*	4,948	238,395
Healthcare Services Group, Inc.	3,392	173,670
HealthEquity, Inc.*	12,577	537,918
Herc Holdings, Inc.*	11,230	474,131
HMS Holdings Corp.*	9,256	164,016
Insperity, Inc.	1,146	92,024
Kelly Services, Inc.	22,612	489,098
Korn/Ferry International	4,210	140,277
Landauer, Inc.	903	56,031
LSC Communications, Inc.	2,752	44,335

The accompanying notes are an integral part of the financial statements.

7

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Commercial Services — (Continued)
MarketAxess Holdings, Inc.	2,439	$470,605
Matthews International Corp.	1,608	96,882
Medifast, Inc.	12,940	732,663
Monro, Inc.	1,316	62,773
Navigant Consulting, Inc.*	3,071	47,078
Nutrisystem, Inc.	3,329	180,765
On Assignment, Inc.*	3,035	144,770
PAREXEL International Corp.*	1,060	93,163
PFSweb, Inc.*	49,105	386,947
Quanta Services, Inc.*	14,153	508,517
Rent-A-Center, Inc.	9,822	118,846
Resources Connection, Inc.	41,371	527,480
ServiceSource International, Inc.*	102,687	361,458
SP Plus Corp.*	26,761	987,481
Strayer Education, Inc.	1,101	88,091
Viad Corp.	7,930	435,754
		14,290,358
Computers — 5.1%
Brocade Communications Systems, Inc.	4,278	52,962
CACI International, Inc.*	1,145	148,621
Computer Services, Inc.	17,369	796,369
Digimarc Corp.*	9,144	282,550
DMC Global, Inc.	73,802	955,736
Engility Holdings, Inc.*	2,262	70,280
Everspin Technologies, Inc.*	26,718	435,503
ExlService Holdings, Inc.*	1,497	84,251
Globant S.A.*	4,259	165,633
Icad, Inc.*	71,137	281,703
Insight Enterprises, Inc.*	2,176	87,214
Kornit Digital Ltd.*	40,816	693,872
Lumentum Holdings, Inc.*	7,672	436,153
MAXIMUS, Inc.	1,853	112,625
Mercury Systems, Inc.*	24,833	1,198,192
Mitek Systems, Inc.*	117,958	1,197,274
MTS Systems Corp.	769	37,220
Nutanix, Inc.*	10,590	232,980
PAR Technology Corp.*	35,289	379,357
Quantum Corp.*	106,903	589,036
Radisys Corp.*	241,160	378,621
Super Micro Computer, Inc.*	3,359	89,433
Sykes Enterprises, Inc.*	18,179	484,652
TeleTech Holdings, Inc.	3,501	138,990
USA Technologies, Inc.*	145,980	795,591
Varonis Systems, Inc.*	13,297	515,924
VeriFone Systems, Inc.*	45,110	891,825
Virtusa Corp.*	13,382	486,034
Vocera Communications, Inc.*	34,608	963,833
WNS Holdings Ltd., ADR*	13,277	464,695
		13,447,129
Cosmetics/Personal Care — 0.0%
Inter Parfums, Inc.	2,289	90,301

Distribution/Wholesale — 0.9%
Anixter International, Inc.*	1,549	114,316
Core-Mark Holding Co, Inc.	1,559	42,186
Essendant, Inc.	2,685	31,844
Fossil Group, Inc.*	8,367	69,362
G-III Apparel Group Ltd.*	9,213	253,358
H&E Equipment Services, Inc.	5,429	127,799
Pool Corp.	2,106	209,947
ScanSource, Inc.*	1,959	76,891
SiteOne Landscape Supply, Inc.*	17,080	858,099
Titan Machinery, Inc.*	42,542	548,792
		2,332,594
Diversified Financial Services — 2.8%
Blackhawk Network Holdings, Inc.*	40,225	1,802,080
Encore Capital Group, Inc.*	4,540	183,189
Enova International, Inc.*	41,598	495,016
Evercore, Inc.	7,272	548,672
Financial Engines, Inc.	3,587	118,550
FNFV Group*	129,655	2,184,687
Greenhill & Co, Inc.	3,361	50,583
Interactive Brokers Group, Inc.	3,063	128,432
Investment Technology Group, Inc.	2,378	47,774
Moelis & Co.	14,605	575,437
PRA Group, Inc.*	3,304	95,486
Silvercrest Asset Management Group, Inc.	56,472	691,782
WageWorks, Inc.*	6,379	376,042
World Acceptance Corp.*	2,155	161,237
		7,458,967
Electric — 0.3%
ALLETE, Inc.	4,232	327,261
Avista Corp.	1,395	71,703
El Paso Electric Co.	1,366	75,881
US Geothermal, Inc.*	69,249	269,379
		744,224
Electrical Components & Equipment — 0.8%
Advanced Energy Industries, Inc.*	2,466	181,350
Encore Wire Corp.	1,278	54,826
EnerSys	3,171	203,261
General Cable Corp.	4,266	72,309
Graham Corp.	14,664	293,720
Littelfuse, Inc.	4,349	809,610
SPX Corp.*	4,521	108,956
Universal Display Corp.	2,150	273,265
		1,997,297

The accompanying notes are an integral part of the financial statements.

8

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Electronics — 2.4%
Brady Corp.	2,928	$97,649
Coherent, Inc.*	1,014	236,586
Control4 Corp.*	13,328	330,001
ESCO Technologies, Inc.	10,741	584,847
FARO Technologies, Inc.*	2,255	77,685
II-VI, Inc.*	3,812	136,660
Itron, Inc.*	4,655	337,953
Ituran Location and Control Ltd.	21,201	708,113
Methode Electronics, Inc.	2,476	101,268
Napco Security Technologies, Inc.*	51,080	400,978
NVE Corp.	3,554	269,535
OSI Systems, Inc.*	5,966	495,536
Plexus Corp.*	2,641	137,543
Rogers Corp.*	6,163	730,624
Sanmina Corp.*	6,648	248,968
SYNNEX Corp.	1,652	197,596
TTM Technologies, Inc.*	8,548	121,724
ZAGG, Inc.*	92,650	1,167,390
		6,380,656
Energy-Alternate Sources — 0.6%
Green Plains, Inc.	3,277	60,788
Hydrogenics Corp.*	39,346	312,801
REX American Resources Corp.*	893	77,352
SolarEdge Technologies, Inc.*	14,218	380,332
TPI Composites, Inc.*	36,768	747,861
		1,579,134
Engineering & Construction — 2.4%
Aegion Corp.*	26,472	573,648
Comfort Systems USA, Inc.	4,006	136,404
Dycom Industries, Inc.*	2,682	216,384
EMCOR Group, Inc.	4,741	313,096
Exponent, Inc.	1,390	94,659
Granite Construction, Inc.	11,235	620,509
MasTec, Inc.*	11,670	476,136
MYR Group, Inc.*	4,168	107,576
NV5 Global, Inc.*	30,648	1,478,766
Primoris Services Corp.	18,296	523,448
Sterling Construction Co., Inc.*	74,961	883,041
TopBuild Corp.*	12,728	755,407
		6,179,074
Entertainment — 0.9%
Eldorado Resorts, Inc.*	16,365	376,395
Golden Entertainment, Inc.*	9,027	205,094
International Speedway Corp.	25,482	908,433
National CineMedia, Inc.	47,753	258,344
Pinnacle Entertainment, Inc.*	3,069	59,846
Red Rock Resorts, Inc.	19,197	433,852
Scientific Games Corp.*	6,167	217,078
		2,459,042
Environmental Control — 0.3%
Casella Waste Systems, Inc.*	15,678	263,547
Hudson Technologies, Inc.*	43,852	390,283
Tetra Tech, Inc.	3,198	136,235
		790,065
Food — 1.1%
B&G Foods, Inc.	4,803	146,491
Bob Evans Farms, Inc.	7,911	544,119
Calavo Growers, Inc.	4,520	303,518
Cal-Maine Foods, Inc.*	1,158	42,209
Darling Ingredients, Inc.*	8,943	155,608
Hostess Brands, Inc.*	26,262	350,335
Ingles Markets, Inc.	28,520	626,014
J&J Snack Foods Corp.	681	86,821
Lifeway Foods, Inc.*	31,140	270,918
Sanderson Farms, Inc.	1,371	202,250
Snyder's-Lance, Inc.	3,587	127,410
SpartanNash Co.	2,732	67,316
SUPERVALU, Inc.*	2,970	59,370
		2,982,379
Forest Products & Paper — 0.1%
Clearwater Paper Corp.*	1,813	84,305
Neenah Paper, Inc.	743	57,397
PH Glatfelter Co.	2,957	51,215
		192,917
Gas — 0.4%
New Jersey Resources Corp.	2,340	102,141
Northwest Natural Gas Co.	2,390	158,457
South Jersey Industries, Inc.	4,502	161,532
Southwest Gas Holdings, Inc.	1,612	128,186
Spire, Inc.	5,337	408,281
		958,597
Hand / Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,615	62,258
Hardinge, Inc.*	48,620	665,608
		727,866
Healthcare-Products — 6.0%
Abaxis, Inc.	1,761	81,393
ABIOMED, Inc.*	1,897	286,068
Alpha Pro Tech Ltd.*	44,141	147,872
AxoGen, Inc.*	29,514	519,446
BioLife Solutions, Inc.*	66,598	315,675
BioTelemetry, Inc.*	13,506	501,748
Cantel Medical Corp.	1,814	147,387
Cardiovascular Systems, Inc.*	10,249	301,013
ConforMIS, Inc.*	76,920	284,604
CRH Medical Corp.*	143,460	351,477
CryoLife, Inc.*	39,567	822,994
Cutera, Inc.*	11,695	434,469
Digirad Corp.	48,030	170,507
Haemonetics Corp.*	3,260	140,245

The accompanying notes are an integral part of the financial statements.

9

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Healthcare-Products — (Continued)
ICU Medical, Inc.*	578	$100,774
Inogen, Inc.*	7,077	677,977
Integra LifeSciences Holdings Corp.*	13,008	663,278
Intersect ENT, Inc.*	12,892	398,363
Invacare Corp.	5,623	75,911
Invuity, Inc.*	54,584	436,672
iRadimed Corp.*	31,317	316,302
iRhythm Technologies, Inc.*	23,015	1,098,736
K2M Group Holdings, Inc.*	20,708	484,153
LeMaitre Vascular, Inc.	9,008	327,891
Masimo Corp.*	3,409	287,651
Merit Medical Systems, Inc.*	21,331	880,970
MiMedx Group, Inc.*	5,571	90,640
NanoString Technologies, Inc.*	7,712	119,150
Novocure Ltd.*	23,665	485,133
NuVasive, Inc.*	2,621	163,760
Nuvectra Corp.*	3,400	36,686
OraSure Technologies, Inc.*	25,344	517,271
Orthofix International N.V.*	4,441	218,542
Oxford Immunotec Global PLC*	15,076	238,502
Penumbra, Inc.*	2,705	232,630
Quidel Corp.*	7,128	249,052
Repligen Corp.*	16,757	731,778
Sientra, Inc.*	28,202	323,195
Tactile Systems Technology, Inc.*	37,119	1,220,473
ViewRay, Inc.*	26,951	141,762
West Pharmaceutical Services, Inc.	8,536	742,973
		15,765,123
Healthcare-Services — 1.2%
Amedisys, Inc.*	2,217	115,816
Chemed Corp.	621	122,517
Community Health Systems, Inc.*	9,435	72,083
Ensign Group, Inc., (The)	2,070	42,518
Kindred Healthcare, Inc.	11,793	95,523
LHC Group, Inc.*	2,720	177,480
Magellan Health, Inc.*	2,346	189,791
Natera, Inc.*	32,210	397,793
Providence Service Corp., (The)*	2,212	114,648
Psychemedics Corp.	22,388	473,282
Teladoc, Inc.*	13,668	458,561
Tivity Health, Inc.*	23,903	936,998
US Physical Therapy, Inc.	1,232	73,797
		3,270,807
Home Builders — 1.2%
Cavco Industries, Inc.*	1,737	233,713
Installed Building Products, Inc.*	8,531	492,239
Meritage Homes Corp.*	3,035	123,524
M/I Homes, Inc.*	4,319	106,247
PICO Holdings, Inc.*	49,178	799,142
TRI Pointe Group, Inc.*	33,590	427,937
William Lyon Homes*	21,405	513,506
Winnebago Industries, Inc.	12,828	463,732
		3,160,040
Home Furnishings — 0.8%
American Woodmark Corp.*	1,043	86,360
Ethan Allen Interiors, Inc.	16,584	485,082
Hooker Furniture Corp.	8,270	332,868
iRobot Corp.*	968	92,367
Select Comfort Corp.*	30,463	899,572
Universal Electronics, Inc.*	2,113	123,716
		2,019,965
Household Products / Wares — 0.4%
Acme United Corp.	11,359	270,799
SodaStream International Ltd.*	10,417	627,416
WD-40 Co.	995	108,405
		1,006,620
Housewares — 0.3%
Lifetime Brands, Inc.	33,640	585,336
Toro Co., (The)	5,348	329,865
		915,201
Insurance — 2.1%
American Equity Investment Life Holding Co.	11,107	308,330
American National Insurance Co.	3,950	457,054
Atlas Financial Holdings, Inc.*	43,587	734,441
Employers Holdings, Inc.	3,729	157,177
Health Insurance Innovations, Inc.*	9,300	312,945
Heritage Insurance Holdings, Inc.	37,940	431,757
Horace Mann Educators Corp.	2,570	90,335
Infinity Property & Casualty Corp.	1,346	119,054
Kinsale Capital Group, Inc.	5,841	221,082
Maiden Holdings Ltd.	5,637	40,868
NMI Holdings, Inc.*	27,817	301,814
ProAssurance Corp.	2,565	136,586
RLI Corp.	1,478	79,103
Safety Insurance Group, Inc.	1,702	121,523
Selective Insurance Group, Inc.	3,866	194,846
White Mountains Insurance Group Ltd.	2,198	1,914,612
		5,621,527
Internet — 4.1%
8x8, Inc.*	4,788	67,750
Angie's List, Inc.*	21,308	259,105
Blucora, Inc.*	3,569	81,373
Boingo Wireless, Inc.*	56,527	1,163,891
Cars.com, Inc.*	40,660	1,051,468
Chegg, Inc.*	62,892	892,437

The accompanying notes are an integral part of the financial statements.

10

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Internet — (Continued)
ePlus, Inc.*	6,136	$513,583
GrubHub, Inc.*	8,123	463,742
HealthStream, Inc.*	2,625	61,661
Liberty Expedia Holdings, Inc.*	26,940	1,473,349
magicJack VocalTec Ltd.*	100,760	740,586
Match Group, Inc.*	19,334	420,514
Meet Group, Inc., (The)*	154,390	605,209
Mimecast Ltd.*	23,655	639,868
New Media Investment Group, Inc.	4,294	59,214
NIC, Inc.	3,334	54,511
Okta, Inc.*	18,093	488,330
Q2 Holdings, Inc.*	10,124	411,034
Stamps.com, Inc.*	1,004	192,015
TechTarget, Inc.*	18,155	180,461
Trade Desk, Inc., (The)*	9,226	488,701
Wix.com Ltd.*	8,040	523,404
XO Group, Inc.*	1,015	18,899
		10,851,105
Investment Companies — 0.3%
Capital Southwest Corp.	31,456	523,742
PennantPark Floating Rate Capital Ltd.	25,957	370,147
		893,889
Iron / Steel — 0.0%
AK Steel Holding Corp.*	14,144	79,206

Leisure Time — 1.4%
Camping World Holdings, Inc.	15,115	555,476
Callaway Golf Co.	37,359	520,784
Fox Factory Holding Corp.*	9,719	388,760
LCI Industries	1,629	160,945
Lindblad Expeditions Holdings, Inc.*	51,954	577,728
Nautilus, Inc.*	3,638	59,481
Malibu Boats, Inc.*	18,529	499,727
MCBC Holdings, Inc.*	18,081	309,908
Planet Fitness, Inc.	22,114	561,032
Vista Outdoor, Inc.*	4,302	88,191
		3,722,032
Lodging — 0.8%
Belmond Ltd.*	10,812	137,853
Boyd Gaming Corp.	23,497	621,261
ILG, Inc.	8,186	216,110
La Quinta Holdings, Inc.*	44,380	701,204
Monarch Casino & Resort, Inc.*	11,249	400,127
		2,076,555
Machinery-Construction & Mining — 0.1%
ASV Holdings, Inc.*	35,580	289,977

Machinery-Diversified — 2.7%
Albany International Corp.	1,126	60,354
Altra Industrial Motion Corp.	4,747	218,599
Applied Industrial Technologies, Inc.	1,045	59,565
Chart Industries, Inc.*	2,562	86,442
Columbus McKinnon Corp.	24,440	807,253
Hurco Cos., Inc.	15,730	552,910
Kadant, Inc.	8,789	763,325
Manitex International, Inc.*	85,150	781,677
Ichor Holdings Ltd.*	25,416	581,518
NN, Inc.	39,154	998,427
SPX FLOW, Inc.*	10,543	352,874
Tennant Co.	1,504	91,669
Twin Disc, Inc.*	61,234	1,063,022
Welbilt, Inc.*	30,541	607,766
		7,025,401
Media — 0.1%
EW Scripps Co., (The)*	5,671	101,397
Gannett Co., Inc.	8,195	69,576
Scholastic Corp.	1,251	49,327
TiVo Corp.	7,248	132,638
		352,938
Metal Fabricate/Hardware — 0.4%
CIRCOR International, Inc.	889	42,690
Lawson Products, Inc.*	6,295	150,136
Mueller Industries, Inc.	4,223	125,972
Northwest Pipe Co.*	37,210	682,431
TimkenSteel Corp.*	8,182	121,339
		1,122,568
Mining — 0.5%
A-Mark Precious Metals, Inc.	22,692	388,941
Century Aluminum Co.*	18,637	363,794
Kaiser Aluminum Corp.	1,039	100,076
Materion Corp.	1,920	73,344
United States Lime & Minerals, Inc.	4,143	331,233
US Silica Holdings, Inc.	3,048	82,936
		1,340,324
Miscellaneous Manufacturing — 1.3%
Actuant Corp.	1,678	40,356
Axon Enterprise, Inc.*	5,340	115,931
Core Molding Technologies, Inc.	16,333	335,970
EnPro Industries, Inc.	2,498	176,034
Fabrinet, (Cayman Islands)*	13,790	535,604
Federal Signal Corp.	15,915	297,451
FreightCar America, Inc.	20,702	375,948
Harsco Corp.*	14,378	245,864
Hillenbrand, Inc.	2,960	105,820
John Bean Technologies Corp.	7,430	659,041
Proto Labs, Inc.*	1,026	73,667

The accompanying notes are an integral part of the financial statements.

11

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Miscellaneous Manufacturing — (Continued)
Raven Industries, Inc.	13,505	$378,140
Sturm Ruger & Co., Inc.	1,630	74,654
		3,414,480
Office Furnishings — 0.0%
Interface, Inc.	3,053	58,007
Oil & Gas — 1.2%
Atwood Oceanics, Inc.*	25,664	168,613
Bill Barrett Corp.*	13,256	39,636
Denbury Resources, Inc.*	47,546	50,399
Evolution Petroleum Corp.	27,294	189,693
Matador Resources Co.*	21,356	503,575
Murphy USA, Inc.*	21,975	1,416,509
PBF Energy, Inc.	14,670	347,386
PDC Energy, Inc.*	2,353	92,544
SRC Energy, Inc.*	19,542	154,186
Unit Corp.*	4,358	69,379
		3,031,920
Oil & Gas Services — 0.5%
Archrock, Inc.	5,529	56,396
Bristow Group, Inc.	6,128	50,495
Helix Energy Solutions Group, Inc.*	17,356	108,822
Natural Gas Services Group, Inc.*	24,672	582,259
Profire Energy, Inc.*	179,580	271,166
Solaris Oilfield Infrastructure, Inc.*	20,590	291,554
		1,360,692
Packaging & Containers — 0.1%
KapStone Paper and Packaging Corp.	4,714	105,452
Multi-Color Corp.	610	48,678
		154,130
Pharmaceuticals — 2.1%
Aclaris Therapeutics, Inc.*	8,371	217,060
Aerie Pharmaceuticals, Inc.*	6,052	347,082
Anika Therapeutics, Inc.*	1,077	57,835
Ascendis Pharma, ADR*	5,429	151,795
Chimerix, Inc.*	34,364	163,573
Clementia Pharmaceuticals, Inc.*	20,854	340,546
Collegium Pharmaceutical, Inc.*	16,447	165,128
Diplomat Pharmacy, Inc.*	4,301	72,042
Dova Pharmaceuticals, Inc.*	10,224	252,533
Enanta Pharmaceuticals, Inc.*	4,093	175,426
Foamix Pharmaceuticals Ltd.*	28,035	144,661
Global Blood Therapeutics, Inc.*	8,775	266,760
Heska Corp.*	2,683	272,915
Ignyta, Inc.*	45,124	518,926
Impax Laboratories, Inc.*	6,603	142,955
Kala Pharmaceuticals, Inc.*	8,497	214,974
Kindred Biosciences, Inc.*	29,218	222,057
MyoKardia, Inc.*	9,008	390,497
Nature's Sunshine Products, Inc.*	19,746	208,320
Nektar Therapeutics*	11,411	239,973
Neogen Corp.*	1,733	119,404
PharMerica Corp.*	1,789	52,596
Phibro Animal Health Corp.	2,922	103,731
Prestige Brands Holdings, Inc.*	4,121	208,976
Progenics Pharmaceuticals, Inc.*	6,874	46,262
Revance Therapeutics, Inc.*	14,143	347,211
		5,443,238
Real Estate — 0.1%
HFF, Inc.	2,032	77,480
Marcus & Millichap, Inc.*	9,954	262,089
		339,569
REITS — 1.5%
Agree Realty Corp.	1,641	82,247
Altisource Residential Corp.	19,226	232,827
Armada Hoffler Properties, Inc.	2,508	33,532
CareTrust REIT, Inc.	3,664	70,679
Cedar Realty Trust, Inc.	9,625	48,510
Chatham Lodging Trust	1,795	36,403
CoreSite Realty Corp.	1,355	160,920
DiamondRock Hospitality Co.	8,155	89,623
EastGroup Properties, Inc.	2,590	230,147
Farmland Partners, Inc.	27,757	245,927
Franklin Street Properties Corp.	4,281	42,682
GEO Group, Inc., (The)	10,642	294,145
Getty Realty Corp.	6,147	169,411
Government Properties Income Trust	6,612	122,653
Healthcare Realty Trust, Inc.	7,137	237,519
Hersha Hospitality Trust	3,833	71,064
Lexington Realty Trust	12,112	119,424
LTC Properties, Inc.	3,774	183,530
Medical Properties Trust, Inc.	5,867	77,210
Monmouth Real Estate Investment Corp.	20,094	326,527
Parkway, Inc.	3,279	75,286
PS Business Parks, Inc.	1,242	167,807
Ramco-Gershenson Properties Trust	9,150	120,322
Retail Opportunity Investments Corp.	3,666	72,733
Sabra Health Care REIT, Inc.	8,635	188,675
Summit Hotel Properties, Inc.	6,963	103,331
Universal Health Realty Income Trust	3,063	231,900
Urstadt Biddle Properties, Inc.	5,810	120,151
		3,955,185

The accompanying notes are an integral part of the financial statements.

12

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Retail — 3.8%
Asbury Automotive Group, Inc.*	2,463	$132,632
Ascena Retail Group, Inc.*	24,706	50,400
Barnes & Noble, Inc.	9,962	77,205
Big 5 Sporting Goods Corp.	58,474	447,326
BMC Stock Holdings, Inc.*	26,329	534,479
Build-A-Bear Workshop, Inc.*	54,870	504,804
Casey's General Stores, Inc.	1,888	199,033
Cato Corp., (The)	2,600	34,216
Chico's FAS, Inc.	10,963	84,196
Children's Place, Inc., (The)	1,027	109,016
Chuy's Holdings, Inc.*	2,299	43,221
Cracker Barrel Old Country Store, Inc.	790	117,441
Del Taco Restaurants, Inc.*	36,324	511,442
DineEquity, Inc.	3,392	134,832
Express, Inc.*	20,245	128,961
EZCORP, Inc.*	6,969	63,069
Fiesta Restaurant Group, Inc.*	3,954	68,800
Finish Line, Inc., (The)	9,076	75,603
FirstCash, Inc.	2,930	171,991
Five Below, Inc.*	3,696	175,819
Foundation Building Materials, Inc.*	7,303	95,377
Francesca's Holdings Corp.*	13,129	95,316
Fred's, Inc.	7,843	46,431
Freshpet, Inc.*	29,200	462,820
Group 1 Automotive, Inc.	953	57,199
Guess, Inc.	6,372	99,276
Haverty Furniture Cos., Inc.	1,463	34,307
J Alexander's Holdings, Inc.*	44,816	443,678
Lumber Liquidators Holdings, Inc.*	14,969	561,787
MarineMax, Inc.*	4,583	74,015
Ollie's Bargain Outlet Holdings, Inc.*	10,294	430,804
Papa John's International, Inc.	1,043	78,006
PC Connection, Inc.	18,470	471,170
PCM, Inc.*	45,220	594,643
PetIQ, Inc.*	21,206	531,422
PetMed Express, Inc.	11,629	421,784
Red Robin Gourmet Burgers, Inc.*	1,719	97,983
Regis Corp.*	8,392	111,446
RH*	2,622	122,683
Tailored Brands, Inc.	6,230	73,639
Texas Roadhouse, Inc.	2,804	133,050
Tile Shop Holdings, Inc.	3,861	58,108
Vera Bradley, Inc.*	6,037	54,574
Wingstop, Inc.*	14,215	460,708
World Fuel Services Corp.	16,400	566,456
Zumiez, Inc.*	3,678	45,791
		9,886,959
Savings & Loans — 0.8%
Astoria Financial Corp.	5,686	111,389
BofI Holding, Inc.*	3,461	91,751
Brookline Bancorp, Inc.	9,875	141,706
Dime Community Bancshares, Inc.	9,211	174,549
FS Bancorp, Inc.	9,810	490,794
Meta Financial Group, Inc.	8,550	601,065
Sterling Bancorp	27,079	607,924
		2,219,178
Semiconductors — 4.3%
Adesto Technologies Corp.*	18,762	121,953
Amtech Systems, Inc.*	59,850	661,342
Axcelis Technologies, Inc.*	10,283	214,915
AXT, Inc.*	161,896	1,262,789
Cabot Microelectronics Corp.	1,581	113,231
Cavium, Inc.*	567	35,897
CEVA, Inc.*	2,420	98,131
Cirrus Logic, Inc.*	3,525	204,380
Cohu, Inc.	37,210	698,060
Impinj, Inc.*	11,740	448,938
Kulicke & Soffa Industries, Inc.*	6,419	122,154
Magnachip Semiconductor Corp.*	30,924	352,534
Microsemi Corp.*	4,990	251,396
MKS Instruments, Inc.	1,371	112,902
Monolithic Power Systems, Inc.	6,902	699,311
Power Integrations, Inc.	11,436	833,113
Rambus, Inc.*	3,550	46,044
Rudolph Technologies, Inc.*	21,360	474,192
Semtech Corp.*	18,482	694,923
Sequans Communications S.A., ADR*	58,572	181,573
Silicon Laboratories, Inc.*	7,978	605,530
SMART Global Holdings, Inc.,*	31,859	633,038
Tower Semiconductor Ltd.*	19,163	578,914
Ultra Clean Holdings, Inc.*	33,590	774,921
Xcerra Corp.*	101,110	992,900
		11,213,081
Software — 7.0%
Alteryx, Inc.*	24,208	571,067
Amber Road, Inc.*	86,296	695,546
American Software, Inc.	29,780	327,878
Apptio, Inc.*	34,618	616,200
Asure Software, Inc.*	51,300	594,054
Blackbaud, Inc.	2,160	182,326
Bottomline Technologies de, Inc.*	2,442	74,017
Box, Inc.*	25,816	506,510

The accompanying notes are an integral part of the financial statements.

13

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Software — (Continued)
BroadSoft, Inc.*	10,624	$526,419
Callidus Software, Inc.*	18,800	484,100
Castlight Health, Inc.*	80,483	313,884
Computer Programs & Systems, Inc.	31,316	942,612
CSG Systems International, Inc.	26,009	1,006,808
Ebix, Inc.	2,006	115,746
Everbridge, Inc.*	33,372	773,229
Five9, Inc.*	32,351	695,546
InnerWorkings, Inc.*	57,700	604,119
Instructure, Inc.*	16,067	475,583
j2 Global, Inc.	1,848	139,117
LivePerson, Inc.*	50,991	683,279
Manhattan Associates, Inc.*	3,298	138,681
ManTech International Corp.	2,301	92,546
Materialise NV, ADR*	11,405	157,617
Medidata Solutions, Inc.*	2,714	203,441
Mitel Networks Corp.*	110,520	899,633
MuleSoft, Inc.*	21,394	466,389
New Relic, Inc.*	10,330	494,807
Omnicell, Inc.*	11,702	600,313
Progress Software Corp.	5,306	178,175
PROS Holdings, Inc.*	15,786	415,803
QAD, Inc.	21,362	719,899
Quality Systems, Inc.*	3,902	61,457
SharpSpring, Inc.*	41,925	153,026
Simulations Plus, Inc.	52,747	764,832
Synchronoss Technologies, Inc.*	2,526	42,412
Take-Two Interactive Software, Inc.*	13,307	1,301,292
Talend S.A., ADR*	18,627	733,904
Twilio, Inc.*	12,810	375,077
Upland Software, Inc.*	6,611	152,053
		18,279,397
Telecommunications — 2.7%
ADTRAN, Inc.	5,633	124,489
ATN International, Inc.	11,509	697,100
CalAmp Corp.*	4,959	91,940
Cincinnati Bell, Inc.*	4,038	85,000
Comtech Telecommunications Corp.	46,030	900,807
Consolidated Communications Holdings, Inc.	5,248	96,826
Gigamon, Inc.*	12,668	544,091
GTT Communications, Inc.*	24,599	781,018
Iridium Communications, Inc.*	9,628	106,871
LogMeIn, Inc.	1,382	158,101
Lumos Networks Corp.*	3,909	70,284
NETGEAR, Inc.*	2,616	125,568
Oclaro, Inc.*	13,673	114,990
ORBCOMM, Inc.*	108,975	1,205,264
RADCOM Ltd.*	1,758	34,457
Silicom Ltd.	5,575	304,953
Spok Holdings, Inc.	2,420	40,535
Telephone & Data Systems, Inc.	21,703	636,115
Viavi Solutions, Inc.*	23,640	237,346
Vonage Holdings Corp.*	78,793	653,982
		7,009,737
Textiles — 0.6%
UniFirst Corp.	11,646	1,672,366

Transportation — 2.8%
Aegean Marine Petroleum Network, Inc.	55,422	279,881
Air Transport Services Group, Inc.*	68,734	1,578,133
ArcBest Corp.	4,606	136,798
Atlas Air Worldwide Holdings, Inc.*	14,259	952,501
Covenant Transportation Group, Inc.*	16,488	395,877
Echo Global Logistics, Inc.*	4,834	73,477
Forward Air Corp.	16,002	831,624
Heartland Express, Inc.	8,734	193,633
Knight Transportation, Inc.	3,275	127,889
Marten Transport Ltd.	36,953	633,744
PAM Transportation Services, Inc.*	27,020	533,915
Saia, Inc.*	19,487	1,101,990
Schneider National, Inc.	21,858	486,340
		7,325,802
Trucking & Leasing — 0.1%
Greenbrier Cos., Inc., (The)	3,222	138,224
Water — 0.1%
American States Water Co.	1,758	86,669
California Water Service Group	1,969	73,739
		160,408
TOTAL COMMON STOCKS
(Cost $182,727,144)		235,853,462

The accompanying notes are an integral part of the financial statements.

14

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Concluded)
August 31, 2017

	Number of Shares	Value
SHORT TERM INVESTMENTS — 8.6%
STIT-Treasury Portfolio, 0.90%	22,664,764	$22,664,764
TOTAL SHORT-TERM INVESTMENTS
(Cost $22,664,764)		22,664,764
TOTAL INVESTMENTS — 98.5%
(Cost $205,391,908)		258,518,226
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.5%		3,962,151
NET ASSETS — 100.0%		$262,480,377

*    Non-income producing security.

ADR    American Depositary Receipt

PLC    Public Limited Company

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

15

ALTAIR SMALLER COMPANIES FUND

Statement of Assets and Liabilities
August 31, 2017

ASSETS
Investments, at value (cost $182,727,144)	$235,853,462
Short-term investments, at value (cost $22,664,764)	22,664,764
Receivables for:
Investments sold	4,176,601
Capital shares sold	1,320,000
Dividends	129,317
Prepaid expenses and other assets	23,531
Total assets	264,167,675

LIABILITIES
Payables for:
Investments purchased	1,422,271
Investment sub-advisory fees	163,076
Capital shares redeemed	40,000
Administration and accounting services fees	11,220
Custodian fees	9,251
Transfer agent fees	3,364
Other accrued expenses and liabilities	38,116
Total liabilities	1,687,298
Net assets	$262,480,377

NET ASSETS CONSIST OF:
Par value	$20,283
Paid-in capital	206,045,104
Undistributed/(accumulated) net investment income/(loss)	(236,950)
Accumulated net realized gain/(loss) from investments	3,525,622
Net unrealized appreciation/(depreciation) on investments	53,126,318
Net assets	$262,480,377

CAPITAL SHARES:
Net assets	$262,480,377
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	20,283,485
Net asset value, offering and redemption price per share	$12.94

The accompanying notes are an integral part of the financial statements.

16

ALTAIR SMALLER COMPANIES FUND

Statement of Operations
For the Year Ended August 31, 2017

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $5,662)	$1,877,006
Total investment income	1,877,006

EXPENSES
Sub-advisory fees (Note 2)	1,878,481
Administration and accounting services fees (Note 2)	122,300
Custodian fees (Note 2)	53,011
Legal fees	46,769
Audit fees	44,960
Directors and officers fees	40,881
Transfer agent fees (Note 2)	40,103
Registration and filing fees	7,072
Printing and shareholder reporting fees	4,039
Other expenses	17,316
Total expenses	2,254,932
Net investment income/(loss)	(377,926)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	15,511,406
Net change in unrealized appreciation/(depreciation) on investments	19,615,276
Net realized and unrealized gain/(loss) on investments	35,126,682
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,748,756

The accompanying notes are an integral part of the financial statements.

17

ALTAIR SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(377,926)	$(533,277)
Net realized gain/(loss) from investments and foreign currency transactions	15,511,406	(9,320,806)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	19,615,276	22,883,148
Net increase/(decrease) in net assets resulting from operations	34,748,756	13,029,065

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	—	(2,013)
Net decrease in net assets from dividends and distributions to shareholders	—	(2,013)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,400,008	16,542,077
Reinvestment of distributions	—	1,857
Shares redeemed	(19,769,132)	(17,404,584)
Net increase/(decrease) in net assets resulting from capital share transactions	2,630,876	(860,650)
Total increase/(decrease) in net assets	37,379,632	12,166,402

NET ASSETS:
Beginning of period	225,100,745	212,934,343
End of period	$262,480,377	$225,100,745
Undistributed/(accumulated) net investment income/(loss), end of period	$(236,950)	$(361,526)

SHARE TRANSACTIONS:
Shares sold	1,796,443	1,675,389
Shares reinvested	—	180
Shares redeemed	(1,617,798)	(1,680,779)
Net increase/(decrease) in shares	178,645	(5,210)

The accompanying notes are an integral part of the financial statements.

18

ALTAIR SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Period October 21, 2014(1) to August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$10.59	$10.00
Net investment income/(loss)(2)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain/(loss) from investments	1.76	0.64	0.63
Net increase/(decrease) in net assets resulting from operations	1.74	0.61	0.59
Dividends and distributions to shareholders from:
Net realized capital gains	—	— (3)	—
Total dividends and distributions to shareholders	—	—	—
Net asset value, end of period	$12.94	$11.20	$10.59
Total investment return(4)	15.54%	5.76%	5.90	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$262,480	$225,101	$212,934
Ratio of expenses to average net assets	0.92%	1.15%	1.15	%(6)
Ratio of net investment income/(loss) to average net assets	(0.15)%	(0.26)%	(0.41	)%(6)
Portfolio turnover rate	88%	101%	95	%(5)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)	Amount represents less than $0.005 per share.

(4)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

19

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements
August 31, 2017

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Altair Smaller Companies Fund (the “Fund”), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The end of the reporting period for the Fund is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	— quoted prices in active markets for identical securities;

● Level 2	— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3	— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)
August 31, 2017

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$235,853,462	$235,853,462	$—	$—
Short-Term Investments	22,664,764	22,664,764	—	—
Total Investments*	$258,518,226	$258,518,226	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains

21

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)
August 31, 2017

and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the Fund’s investment adviser. Aperio Group, LLC, Driehaus Capital Management, LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serves as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. For their services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser. However, in no event will the total sub-advisory fees exceed the annual rate of 1.00% of the Fund’s average daily net assets. For the current fiscal period, collectively, the Sub-Advisers earned fees of $1,878,481 or a rate of 0.77%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Fund through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Fund. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

22

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)
August 31, 2017

In addition, BNY Mellon served as the Fund’s transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the current fiscal period was $21,294. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company. During the current fiscal period,the Fund paid $19,587 in officer fees.

4. Purchases and Sales of Investment Securities

During the current fiscal period, the aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund, were as follows:

Purchases	Sales
$200,598,690	$216,692,867

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly change in the next twelve months.

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$206,693,037	$59,032,708	$(7,207,519)	$51,825,189

23

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)
August 31, 2017

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to disallowed expenses and current year write-off of net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$502,502	$(178,859)	$(323,643)

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carryforwards	Net Unrealized Appreciation/(Depreciation)	Qualified Late-Year Losses
$—	$4,820,068	$—	$51,825,189	$(230,267)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal years ended August 31, 2017 and 2016, were as follows:

	Ordinary Income	Long-Term Gains	Total
2017	$—	$—	$—
2016	$—	2,013	2,013

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

For the fiscal year ended August 31, 2017, the Fund deferred to September 1, 2017, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
$(230,267)	$—	$—

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund had utilized $2,109,700 in capital loss carryforwards. As of August 31, 2017, the Fund had no capital loss carryforwards.

24

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Concluded)
August 31, 2017

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

25

ALTAIR SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Altair Smaller Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Altair Smaller Companies Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 26, 2017

26

ALTAIR SMALLER COMPANIES FUND

Shareholder Tax Information
(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. During the fiscal year ended August 31, 2017, the Fund did not pay ordinary income dividends nor long-term capital gain dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

ALTAIR SMALLER COMPANIES FUND

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company , including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, (2) the approval of a new sub-advisory agreement among Altair, the Company and Pier Capital, LLC and (3) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (together with the sub-advisory agreement among Altair, the Company and Pier Capital, LLC, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by the Adviser and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair with respect to the Fund, the Sub-Advisory Agreements between Altair and each Sub-Adviser with respect to the Fund, and the approval of a new Sub-Advisory Agreement between Altair and Pier Capital, LLC, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

28

ALTAIR SMALLER COMPANIES FUND

Other Information (Concluded)
(Unaudited)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had underperformed its primary benchmark for the year-to-date and one-year periods ended March 31, 2017. The Directors also considered the Fund’s 1st quintile ranking within its performance group for the two-year and since-inception periods ended December 31, 2016.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual adviser fees were comparable to the median of its Lipper Expense Group. The Directors also considered that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Universe. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of Fund trading, up to 0.01%. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and Sub-Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period, and an initial period as it relates to the new Sub-Advisory Agreement between Altair and Pier Capital, LLC, ending August 16, 2018.

29

ALTAIR SMALLER COMPANIES FUND

Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

30

ALTAIR SMALLER COMPANIES FUND

Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None

31

ALTAIR SMALLER COMPANIES FUND

Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A

32

ALTAIR SMALLER COMPANIES FUND

Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-present); Drinker Biddle & Reath LLP (2006-present)	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

33

ALTAIR SMALLER COMPANIES FUND

Privacy Notice
(Unaudited)

FACTS	WHAT DOES THE ALTAIR SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Altair Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Altair Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

34

ALTAIR SMALLER COMPANIES FUND

Privacy Notice
(Unaudited)

What we do
How does the Altair Smaller Companies Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Altair Smaller Companies Fund collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Altair Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Altair Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Altair Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

35

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ALT-AR17

Bogle Investment
Management

Small Cap
Growth Fund
of THE RBB FUND, INC.

Annual Report
August 31, 2017

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Fellow Shareholder:

For the fiscal year ended August 31, 2017, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) returned +18.69%, outperforming the unmanaged Russell 2000® Index of small cap stocks (the “Benchmark”), which returned +14.91% over the same period. The Fund’s periodic returns and returns since inception are shown in the chart on page four (returns are calculated as the growth of the dollar value of a minimum investment made at the inception of the Fund, compared to the same investment in the Benchmark). The following sections of this letter will provide background on the market environment, performance attribution, Fund characteristics as of its fiscal year end, and a Bogle Investment Management, L.P. business update.

Market Environment. U.S. small cap equity markets, as measured by the Benchmark, delivered strong performance for the fiscal year. The Benchmark was down approximately -3% from the start of the fiscal year on September 1, 2016 up to the unexpected election results, on November 8, 2016, that made Donald Trump President of the United States. Post-election, amid expectations that the new president would promote pro-business policies and stimulate economic growth, small cap stocks rallied with the Benchmark returning approximately +16% from November 9th through December 9th. Benchmark returns were positive in six of the last eight months of the fiscal year, with May and August 2017 being the only months with negative performance. The Benchmark delivered negative returns in May, returning approximately -2% amid news President Trump may have interfered with an FBI investigation into Russia’s ties to the administration. However, small cap stocks continued to move higher, with the Benchmark returning approximately +4% during the months of June and July, before cooling off again in August, giving back approximately -1%, to end the fiscal year up +14.91%. Positive performance from small cap stocks was relatively stable over the period with the Benchmark delivering positive performance in nine of the twelve months.

Large cap stocks outperformed small cap stocks for the fiscal year with the Russell 1000® Index of large cap stocks edging out the Russell 2000® Index of small cap stocks (up +16.16% versus +14.91%) despite small caps delivering much stronger performance in the month following the election. The steady gains thereafter by large cap stocks eliminated the small cap advantage by mid-summer, and a larger drop by small cap stocks in late July and August pushed large cap stocks ahead for the fiscal year. Investors started the fiscal year with a preference for value over growth, but sentiment shifted in January with growth outperforming value for the balance of the period. For the fiscal year, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index by approximately three percentage points (up +16.39% versus +13.47%). The volatilities of the Fund and the Benchmark were significantly below longer term averages for the fiscal year. The low volatility environment was also reflected in the VIX Index of implied, expected market volatility, which spent much of 2017 near historic lows. This unusually low volatility was somewhat surprising given macro level headlines regarding the numerous challenges and controversies faced by the new Trump administration, increasing market valuations, rising interest rates, concerns over North Korea’s nuclear program and possible U.S. responses and the inability of the controlling party in Washington to further much of their legislative agenda, including health care and tax reform.

Performance Attribution. The Fund delivered positive performance for the fiscal year, outperforming the Benchmark by +3.78%, net of all fees. The Fund’s performance in comparison to the Benchmark, while strong overall, was inconsistent over the fiscal year. From the start of the fiscal year through the election on November 8, 2016, the Fund outperformed the Benchmark by approximately +2.7%. Following the presidential election, the Fund was not able to keep up with the Benchmark and underperformed by approximately -6% from November 9, 2016 through mid-June 2017. The Fund closed the fiscal year on a positive note, outperforming the Benchmark by approximately +6% over the last two months of the fiscal year. Because we hold very little cash and do not tend to have large sector bets compared to our Benchmark, the majority of our performance relative to Benchmark is typically attributed to “stock selection,” and that was the case for the fiscal year. Specific Fund holdings with large positive contributions were Scientific Games Corporation, SGMS, Resolute Energy Corporation, REN and OraSure Technologies, Inc., OSUR. Stocks with negative contributions include Hertz Global Holdings, Inc., HTZ, Ophthotech Corporation, OPHT, and Coeur Mining, Inc., CDE.

1

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

In addition to stock selection and common factor exposures, we also evaluate the effectiveness of the individual models that form our composite stock selection process. The investment process combines insights derived from a rigorous and systematic analysis of fundamental financial data with complementary sources of information that measure non-fundamental, often shorter-term data. This combination of signals can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive fundamental financial characteristics whose appeal hasn’t yet been fully appreciated by the market, and secondarily, by opportunistically trading into or out of these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels. Our fundamental models tend to work best when markets are focused more on discriminating between similar stocks than on broader macroeconomic themes that tend to result in investors moving into or out of groups or portfolios of stocks in unison. During these environments, our non-fundamental signals are designed to try to add value by finding both a greater number of opportunities from, and greater likelihood of investment success with, short-term price movements caused by thematic trading. Consistent with model tendencies, our different model types contributed at different times during the fiscal year. For the aggregate period, the Fund’s exposure to stocks that exhibited better potential for earnings growth relative to peers contributed positively, as did many of our non-fundamental models. The Fund’s exposure to stocks that appear undervalued relative to peers and exposure to stocks exhibiting stronger financial quality characteristics in comparison to peers detracted from performance.

Fund Characteristics. As of the end of the fiscal year ended August 31, 2017, the Fund held 160 stocks, with the largest position representing 1.51% of net assets. As shown in the table to the right, the Fund looks similar to, or slightly less expensive than, its investable universe across a variety of fundamental risk characteristics. As of August 31, 2017, the Fund’s median market capitalization was smaller than its investable universe. The Fund’s median price-to-sales ratio was also below its investable universe, reflecting the influence of our relative valuation model.

The Fund’s annualized active volatility (the variability of the difference between Fund and Benchmark performance, also called “tracking error”) was 5.3% in the fiscal year ended August 31, 2017, slightly below the Fund’s long-term average of 6.4%. The Fund’s beta with the Benchmark was approximately 1.03.

Self-Assessment. After challenging performance relative to our Benchmark in fiscal years 2015 and 2016, our investment process was rewarded in fiscal year 2017. Our philosophy has been to avoid the temptation to make significant changes to our investment process amidst the fog of poor performance, believing that such changes reduce the chances that we will be rewarded when the market shifts back to our way of thinking. We appreciate and are gratified by those of you who believed and remained with us through 2015 and 2016. Although we know there will be environments in which our exposures are not rewarded in the short term, we remain confident in our ability to deliver over the long term. We have an experienced team of professionals who have worked together for many years. We focus on one core investment approach, and we strictly control the amount of capital we will accept to limit the erosion of our investment insights that inevitably comes from an asset base that has been

Fundamental Characteristics August 31, 2017
Median	BOGIX*	Investable Universe
Median Market Cap ($mil.)	$2,486	$4,013
Price/Historical Earnings	22.7x	24.3x
Price/Forward Earnings	18.9x	20.1x
Price/Sales	1.5x	2.3x

*	The Fund’s median characteristics refer to the Fund’s holdings, not the Fund itself.

Risk Statistics* Fiscal Year Period
Measurement	BOGIX	Russell 2000® Index
Standard Deviation	15.5%	14.1%
Active Volatility	5.3%
Beta with Russell 2000® Index	1.03

*
Risk statistics apply to the Fund and Benchmark. Standard deviation is a statistical measure of the range of performance. Active risk is the standard deviation of the difference between the Fund and Benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.

2

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

allowed to grow too large. We maintain conviction that we have all of the elements required to deliver attractive long-term returns. We hope that our perspective and confidence in our ability to add value for you, our fellow shareholders, is helpful in instilling in you that same level of confidence.

Our long-term performance record remains strong- as of the end of this fiscal year, the Fund has beaten the Benchmark by approximately +3.0%, on average, per year, since the inception of the Fund almost eighteen years ago (the Fund has returned +11.3% per year, on average, compared with the Benchmark return of +8.3% per year). These results compound to a cumulative Fund net return of +580%, compared with the +317% cumulative return of the Benchmark.

While investment results are the focus of your investor experience with us, our shareholder and investor services are important as well. We are now working with U.S. Bancorp Fund Services, LLC to provide shareholder services, giving them feedback that we have received from you as well as feedback from us directly based on our own experiences as fellow shareholders. We encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2017, net assets in the Fund were $106 million. Our investment team remains unchanged; the same five investment professionals continue to work together coming up with new ideas for improving our investment process. We appreciate you staying the course with your investments with us, and your long-term perspective.

More information about the Fund, including sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. NAVs are updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s investment adviser, Bogle Investment Management, L.P. (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain expenses) exceed 1.25%. The Adviser, in its discretion, has the right to extend this waiver. The total expense ratio for the Fund in the current prospectus dated December 31, 2016, is 1.42%. The Fund previously offered two classes of shares: Institutional Class and Investor Class. Effective as of the close of business on April 28, 2017, Investor Class shares of the Fund were converted into Institutional Class shares of the Fund. Investor Class shares of the Fund are no longer available for sale.

The Russell 1000® Index is a market capitalization weighted index of approximately 1,000 of the largest companies in the U.S. equity markets. The Russell 2000® Index is an index of stocks 1001 through 3000 in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks ranked by market capitalization. The Russell 2000 Value® Index is a subset of the securities found in the Russell 2000® Index that exhibit a value probability using the price-to-book ratio. The Russell 2000 Growth® Index is a subset of the securities found in the Russell 2000® Index that exhibit a growth probability using the Institutional Brokers’ Estimate System (I/B/E/S) forecast medium-term growth (2-year) and sales per share historical growth (5-year). The indexes are published and maintained by FTSE Russell and a direct investment in the indexes is not possible. The Russell ® Indexes are a trademark of the Frank Russell Company (“FRC”). FRC is the owner of the copyrights relating to the Russell Indexes and is the source of the Performance Values for the Russell Indexes. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.

Investing in small companies can involve more volatility, less liquidity and less available information than investing in large companies. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or may remain undervalued for long periods of time.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

3

Bogle Investment Management
Small Cap Growth Fund

Performance Data
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bogle Investment Management
Small Cap Growth Fund Institutional Class vs. Russell 2000® Index

Average Annual Total Returns for the Periods Ended August 31, 2017
	One Year	Five Year	Ten Year	Since Inception*
Institutional Class Shares	18.69%	14.59%	7.17%	11.30%
Russell 2000® Index	14.91%	13.15%	7.38%	8.30%

*	For the period October 1, 1999 (commencement of operations) through August 31, 2017.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The total annual Fund operating expense ratio, as stated in the current prospectus dated December 31, 2016, is 1.42% for the Institutional Class prior to fee waivers.

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) waived a portion of its advisory fee and agreed to reimburse a portion of the Bogle Investment Management Small Cap Growth Fund’s (the “Fund”) operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

4

Bogle Investment Management
Small Cap Growth Fund

Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,045.30	$6.44
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

*
Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return of 4.53% for the Institutional Class.

5

Bogle Investment Management
Small Cap Growth Fund

Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Finance	22.9%	$24,356,628
Health Technology	14.3	15,244,855
Electronic Technology	10.1	10,759,896
Technology Services	9.7	10,289,866
Producer Manufacturing	6.4	6,832,118
Commercial Services	5.5	5,856,532
Consumer Durables	4.9	5,257,579
Process Industries	4.3	4,582,580
Consumer Services	4.2	4,475,131
Non-Energy Minerals	3.6	3,839,071
Transportation	2.9	3,034,148
Utilities	2.3	2,382,257
Consumer Non-Durables	2.1	2,240,932
Retail Trade	1.8	1,963,493
Health Services	1.4	1,438,322
Industrial Services	1.3	1,325,992
Communications	0.6	647,910
Energy Minerals	0.1	81,168
Short-Term Investments	1.5	1,584,332
Other Assets in Excess of Liabilities	0.1	85,011
Net Assets	100.0%	$106,277,821

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
Common Stocks—98.4%
Commercial Services—5.5%
Etsy, Inc.*	55,642	$910,860
Grand Canyon Education, Inc.*	12,717	1,043,430
KAR Auction Services, Inc.	18,483	833,398
PRA Health Sciences, Inc.*	11,527	892,190
RPX Corp.*	13,044	170,355
SP Plus Corp.*	29,142	1,075,340
Travelport Worldwide Ltd.	61,490	930,959
		5,856,532
Communications—0.6%
TIM Participacoes SA, ADR	36,379	647,910

Consumer Durables—4.9%
Beazer Homes USA, Inc.*	2,960	44,134
KB Home	39,117	837,104
Malibu Boats, Inc., Class A*	27,825	750,440
MDC Holdings, Inc.	28,524	891,375
Scientific Games Corp., Class A*	45,643	1,606,634
Taylor Morrison Home Corp., Class A*	55,781	1,127,892
		5,257,579
Consumer Non-Durables—2.1%
Central Garden & Pet Co., Class A*	23,768	810,251
Crocs, Inc.*	84,371	753,433
Leucadia National Corp.	28,600	677,248
		2,240,932
Consumer Services—4.2%
China Lodging Group Ltd., SP ADR*	7,413	841,450
Everi Holdings, Inc.*	12,619	97,292
International Game Technology PLC	46,366	944,475
K12, Inc.*	1,491	26,718
Liberty Expedia Holdings, Inc., Class A*	12,531	685,320
Liberty TripAdvisor Holdings, Inc., Class A*	45,385	605,890
Penn National Gaming, Inc.*	48,723	1,081,163
Tarena International, Inc., ADR	13,656	192,823
		4,475,131
Electronic Technology—10.1%
Advanced Energy Industries, Inc.*	13,301	978,156
Aerojet Rocketdyne Holdings, Inc.*	32,519	963,538
Brooks Automation, Inc.	52,697	1,373,811
FLIR Systems, Inc.	21,800	828,400
Itron, Inc.*	13,313	966,524
KEMET Corp.*	47,823	1,143,448
Kulicke & Soffa Industries, Inc.*	18,007	342,673
Moog, Inc., Class A*	11,450	878,902
Nova Measuring Instruments Ltd.*	10,274	240,309
Novanta, Inc.*	13,218	516,824
Orbital ATK, Inc.	6,741	752,161
Rogers Corp.*	1,200	142,260
Spirit AeroSystems Holdings, Inc., Class A	9,166	682,867
Ultra Clean Holdings, Inc.*	41,180	950,023
		10,759,896
Energy Minerals—0.1%
SunCoke Energy, Inc.*	8,709	81,168

Finance—22.9%
Aaron's, Inc.	24,290	1,075,318
Air Lease Corp.	8,853	359,786
Assurant, Inc.	8,600	814,334
Assured Guaranty Ltd.	18,514	787,586
Bank of NT Butterfield & Son Ltd., (The)	6,042	198,661
BGC Partners, Inc., Class A	70,866	920,549
CNO Financial Group, Inc.	46,170	1,031,900
eHealth, Inc.*	53,918	1,309,129
Employers Holdings, Inc.	21,194	893,327
Enova International, Inc.*	26,904	320,157
ePlus, Inc.*	18,536	1,551,463
FNFV Group*	1,704	28,712
Health Insurance Innovations, Inc., Class A*	6,542	220,138
Horace Mann Educators Corp.	7,848	275,857
Houlihan Lokey, Inc.	1,100	39,655
Interactive Brokers Group, Inc., Class A	24,307	1,019,193
Investment Technology Group, Inc.	46,823	940,674
Legg Mason, Inc.	22,900	874,551
LPL Financial Holdings, Inc.	26,444	1,238,637
MarketAxess Holdings, Inc.	3,748	723,177
McGrath RentCorp	21,209	856,207
MGIC Investment Corp.*	79,247	907,378
Noah Holdings Ltd., SP ADR*	17,316	507,186
OFG Bancorp	2,435	21,185
OM Asset Management PLC	63,964	903,811
PHH Corp.*	40,043	568,611
Piper Jaffray Cos.	17,027	944,147
ProAssurance Corp.	14,935	795,289

The accompanying notes are an integral part of the financial statements.

7

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Finance—(continued)
Radian Group, Inc.	42,552	$744,660
Realogy Holdings Corp.	29,894	1,013,407
Reinsurance Group of America, Inc.	4,521	607,848
Ryder System, Inc.	13,403	1,040,073
Selective Insurance Group, Inc.	400	20,160
Voya Financial, Inc.	21,027	803,862
		24,356,628
Health Services—1.4%
China Cord Blood Corp.*	20,467	270,164
INC Research Holdings, Inc., Class A*	15,622	917,011
LHC Group, Inc.*	3,849	251,147
		1,438,322
Health Technology—14.3%
Akebia Therapeutics, Inc.*	66,917	1,120,191
Alder Biopharmaceuticals, Inc.*	89,929	881,304
AngioDynamics, Inc.*	58,385	994,297
AtriCure, Inc.*	38,743	869,005
Calithera Biosciences, Inc.*	26,234	430,238
Cardiovascular Systems, Inc.*	26,126	767,321
China Biologic Products Holdings, Inc.*	10,178	992,355
Conatus Pharmaceuticals, Inc.*	62	356
Cutera, Inc.*	993	36,890
Cymabay Therapeutics, Inc.*	9,204	57,433
CytomX Therapeutics, Inc.*	3,890	67,219
Endologix, Inc.*	24,740	104,650
Exelixis, Inc.*	50,485	1,476,181
Genomic Health, Inc.*	35,937	1,139,203
ICON PLC*	5,901	669,114
Ignyta, Inc.*	32,105	369,208
K2M Group Holdings, Inc.*	17,118	400,219
Lantheus Holdings, Inc.*	23,317	408,047
Luminex Corp.	10,323	199,544
Masimo Corp.*	10,268	866,414
Merit Medical Systems, Inc.*	2,714	112,088
NewLink Genetics Corp.*	1,529	12,415
Ophthotech Corp.*	42,183	130,767
PTC Therapeutics, Inc.*	4,866	100,969
Puma Biotechnology, Inc.*	11,754	1,087,245
QIAGEN NV *	22,477	723,085
Sangamo Therapeutics, Inc.*	11,436	152,671
Versartis, Inc.*	56,654	1,076,426
		15,244,855
Industrial Services—1.3%
Advanced Disposal Services, Inc.*	16,801	400,536
Casella Waste Systems, Inc., Class A*	3,203	53,843
Goldfield Corp., (The)*	294	1,308
MasTec, Inc.*	21,331	870,305
		1,325,992
Non-Energy Minerals—3.6%
Alcoa Corp.*	20,018	878,390
Boise Cascade Co.*	10,680	320,400
Constellium NV, Class A*	75,825	856,823
Louisiana-Pacific Corp.*	39,525	1,007,097
Ternium SA, SP ADR	25,513	776,361
		3,839,071
Process Industries—4.3%
Braskem SA, SP ADR	18,919	456,515
Chemours Co., (The)	28,647	1,405,708
Cosan Ltd., Class A	43,603	357,545
Fibria Celulose SA, SP ADR	68,702	904,118
Koppers Holdings, Inc.*	25,840	1,012,928
Tronox Ltd., Class A	21,545	445,766
		4,582,580
Producer Manufacturing—6.4%
Alamo Group, Inc.	10,186	934,667
Allison Transmission Holdings, Inc.	24,677	857,032
Atkore International Group, Inc.*	35,067	584,216
Canadian Solar, Inc.*	29,141	457,805
Harsco Corp.*	9,063	154,977
Kennametal, Inc.	25,055	876,925
Oshkosh Corp.	10,886	812,096
SORL Auto Parts, Inc.*	118,718	538,980
Tenneco, Inc.	6,496	352,083
TopBuild Corp.*	12,215	724,960
TriMas Corp.*	22,247	538,377
		6,832,118
Retail Trade—1.8%
Cia Brasileira de Distribuicao, SP PRF ADR*	43,454	986,406
Medifast, Inc.	2,098	118,789
Vipshop Holdings Ltd., ADR*	92,191	858,298
		1,963,493
Technology Services—9.7%
51job, Inc., ADR*	10,770	639,738
Appfolio, Inc., Class A*	15,921	683,011
Apptio, Inc., Class A*	10,433	185,707
Bitauto Holdings Ltd., ADR*	25,106	898,795
Changyou.com Ltd., ADR*	98	3,922

The accompanying notes are an integral part of the financial statements.

8

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Concluded)
August 31, 2017

	Number of Shares	Value
Technology Services—(continued)
ChannelAdvisor Corp.*	17,156	$199,010
IAC/InterActiveCorp*	6,622	751,663
Momo, Inc., SP ADR*	22,429	864,189
Rubicon Project, Inc., (The)*	37,162	139,729
Shutterfly, Inc.*	14,155	645,185
SINA Corp *	9,195	936,327
Sohu.com, Inc.*	12,057	643,120
TriNet Group, Inc.*	21,655	773,733
Varonis Systems, Inc.*	1,377	53,428
Veeva Systems, Inc., Class A*	9,020	536,690
Yirendai Ltd., ADR	30,264	1,210,560
YY, Inc., ADR*	15,057	1,125,059
		10,289,866
Transportation—2.9%
Air Transport Services Group, Inc.*	41,221	946,434
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	6,056	292,929
Grupo Aeroportuario del Pacifico SAB de CV, ADR	204	22,552
XPO Logistics, Inc.*	12,631	773,017
YRC Worldwide, Inc.*	74,624	999,216
		3,034,148
Utilities—2.3%
Atlantica Yield PLC	29,130	604,739
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	72,613	739,926
Pampa Energia SA, SP ADR*	15,334	935,527
SJW Group	1,839	102,065
		2,382,257
TOTAL COMMON STOCKS
(Cost $96,923,167)		104,608,478
Short-Term Investments—1.5%
Fidelity Investments Money Market Funds - Government Portfolio, 0.90%		1,584,332
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,584,332)		1,584,332
Total Investments—99.9%
(Cost $98,507,499)		106,192,810
Other Assets In Excess Of Liabilities—0.1%		85,011
Net Assets—100.0%		$106,277,821

*	Non-income producing security.

ADR—American Depositary Receipt.

PLC—Public Limited Company.

PRF—Preferred.

SP ADR—Sponsored American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

9

Bogle Investment Management
Small Cap Growth Fund

Statement Of Assets And Liabilities
August 31, 2017

Assets
Investments, at value (cost $96,923,167)	$104,608,478
Short-term investments, at value (cost $1,584,332)	1,584,332
Receivables for:
Investments sold	7,513,458
Capital shares sold	119
Dividends	40,659
Prepaid expenses and other assets	22,929
Total assets	113,769,975

Liabilities
Payables for:
Investments purchased	7,319,335
Investment advisory fees	76,894
Capital shares redeemed	23,564
Other accrued expenses and liabilities	72,361
Total liabilities	7,492,154
Net assets	$106,277,821

Net Assets Consist of:
Par value	$3,317
Paid-in capital	90,442,447
Undistributed/(accumulated) net investment income/(loss)	(127,947)
Accumulated net realized gain/(loss) from investments	8,274,693
Net unrealized appreciation/(depreciation) on investments	7,685,311
Net assets	$106,277,821

Institutional Class
Net assets	$106,277,821
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,317,383
Net asset value, offering and redemption price per share	32.04

The accompanying notes are an integral part of the financial statements.

10

Bogle Investment Management
Small Cap Growth Fund

Statement Of Operations
For the Year Ended August 31, 2017

Investment Income
Dividends (net of foreign taxes withheld of $9,017)	$751,984
Total investment income	751,984

Expenses
Advisory fees (Note 2)	1,137,850
Transfer agent fees (Note 2)	121,907
Administration and accounting fees (Note 2)	64,224
Audit fees	46,877
Directors and officers fees	42,188
Custodian fees (Note 2)	35,112
Legal fees	29,514
Shareholder servicing fees (Investor Class) (Note 2) (1)	24,814
Registration and filing fees	22,580
Printing and shareholder reporting fees	20,259
Other expenses	12,220
Total expenses before waivers	1,557,545
Less: waivers (Note 2)	(110,418)
Net expenses after waivers	1,447,127
Net investment income/(loss)	(695,143)

Net Realized and Unrealized Gain/(Loss) from Investments
Net realized gain/(loss) from investments	17,835,877
Net change in unrealized appreciation/(depreciation) on investments	2,929,982
Net realized and unrealized gain/(loss) on investments	20,765,859
Net Increase/(Decrease) in Net Assets Resulting from Operations	$20,070,716

(1)	Effective on April 28, 2017, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of the financial statements.

11

Bogle Investment Management
Small Cap Growth Fund

Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(695,143)	$(804,119)
Net realized gain/(loss) from investments	17,835,877	(7,938,156)
Net change in unrealized appreciation/(depreciation) on investments	2,929,982	12,424,986
Net increase/(decrease) in net assets resulting from operations	20,070,716	3,682,711

Dividends and Distributions to Shareholders From:
Net realized capital gains
Institutional Class	—	(10,939,694)
Investor Class	—	(11,919,482)
Net decrease in net assets from dividends and distributions to shareholders	—	(22,859,176)

Increase/(Decrease) in Net Assets Derived From Capital Share Transactions:
Institutional Class
Proceeds from shares sold	2,362,029	6,165,268
Proceeds from exchange of Investor Class(1)	73,374,316	—
Reinvestment of distributions	—	10,728,856
Distributions for shares redeemed	(36,837,782)	(38,278,961)
Total from Institutional Class	38,898,563	(21,384,837)
Investor Class
Proceeds from shares sold	1,577,029	3,273,217
Reinvestment of distributions	—	11,325,577
Distributions for shares redeemed	(10,305,292)	(24,893,410)
Distributions from exchange to Institutional Class(1)	(73,374,316)	—
Total from Investor Class	(82,102,579)	(10,294,616)
Net increase/(decrease) in net assets from capital share transactions	(43,204,016)	(31,679,453)
Total increase/(decrease) in net assets	(23,133,300)	(50,855,918)

Net Assets:
Beginning of period	129,411,121	180,267,039
End of period	$106,277,821	$129,411,121
Undistributed/(accumulated) net investment income/(loss), end of period	$(127,947)	$(418,917)

The accompanying notes are an integral part of the financial statements.

12

Bogle Investment Management
Small Cap Growth Fund

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase/(Decrease) in Shares Outstanding Derived From Share Transactions:
Institutional Class
Shares sold	78,894	245,541
Shares exchanged from Investor Class (1)	2,379,818	—
Shares reinvested	—	419,916
Shares redeemed	(1,259,190)	(1,484,001)
Total from Institutional Class	1,199,522	(818,544)
Investor Class
Shares sold	55,604	134,056
Shares reinvested	—	453,931
Shares redeemed	(357,393)	(981,899)
Shares exchanged into Institutional Class (1)	(2,439,606)	—
Total from Investor Class	(2,741,395)	(393,912)
Net increase/(decrease) in shares outstanding derived from share transactions	(1,541,873)	(1,212,456)

(1)	Effective on April 28, 2017, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of the financial statements.

13

Bogle Investment Management
Small Cap Growth Fund

Financial Highlights

Contained below is per share operating performance data for the Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Institutional Class
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$27.00	$30.00	$38.07	$29.49	$21.76
Net investment income/(loss)(1)	(0.18)	(0.13)	(0.18)	(0.23)	0.10
Net realized and unrealized gain/(loss) from investments	5.22	1.21	(3.09)	8.87	7.63
Net increase/(decrease) in net assets resulting from operations	5.04	1.08	(3.27)	8.64	7.73
Dividends and distributions to shareholders from:
Net investment income	—	—	—	(0.06)	—
Net realized capital gains	—	(4.08)	(4.80)	—	—
Total dividends and distributions to shareholders	—	(4.08)	(4.80)	(0.06)	—
Net asset value, end of period	$32.04	$27.00	$30.00	$38.07	$29.49
Total investment return(2)	18.69%	4.37%	(8.99)%	29.34%	35.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,278	$57,180	$88,086	$117,923	$98,898
Ratio of expenses to average net assets with waivers and reimbursements	1.27%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements(3)	1.37%	1.42%	1.35%	1.32%	1.39%
Ratio of net investment income/(loss) to average net assets	(0.61)%	(0.50)%	(0.53)%	(0.66)%	0.37%
Portfolio turnover rate	366.41%	380.45%	196.15%	175.06%	237.59%

(1)	Calculated based on average shares outstanding for the period.
(2)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

14

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements
August 31, 2017

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999. As of the end of the reporting period, the Fund offers Institutional Class Shares. Effective at the close of the New York Stock Exchange (“NYSE”) on April 28, 2017, the outstanding Investor Class Shares of the Fund were converted into full and/or fractional Institutional Class Shares of the Fund (the “Conversion”). After the Conversion was completed, Investor Class Shares were no longer available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The end of the reporting period for the Fund is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	– quoted prices in active markets for identical securities;

● Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)
August 31, 2017

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$104,608,478	$104,608,478	$—	$—
Short-Term Investments	1,584,332	1,584,332	—	—
Total Investments*	106,192,810	$106,192,810	$—	$—

*	See Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to

16

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)
August 31, 2017

all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends And Distributions To Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Bogle Investment Management, L.P. (“Bogle” or the “Adviser”) serves as the investment adviser to the Fund. For its advisory services, the Adviser is entitled to receive an advisory fee calculated daily and paid monthly from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.25% for the Institutional Class. Prior to December 31, 2016, the Adviser had contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.35% for the Investor Class. Effective January 1, 2017, the Adviser had contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that Total Annual Operating Expenses (excluding certain items discussed below) exceed 1.25% for the Investor Class. Effective on April 28, 2017, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed 1.25% as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2018.

The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. Investment advisory fees and waivers of the Fund during the current fiscal period were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$1,137,850	$110,418	$1,027,432

The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

17

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)
August 31, 2017

In addition to serving as the Fund’s investment adviser, Bogle provided certain shareholder services to the Investor Class of the Fund from September 1, 2016 to December 31, 2016. As compensation for such services, the Adviser received a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Class. Effective December 31, 2016, the shareholder servicing plan was terminated. As a result, the Adviser no longer receives compensation for such services.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Fund through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Fund. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Fund’s transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the current fiscal period was $23,638. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company. During the current fiscal period, the Fund paid $18,550 in officer fees.

4. Purchases and Sales of Investment Securities

During the current fiscal period, the aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$408,860,957	$451,568,017

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)
August 31, 2017

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$98,885,470	$10,689,388	$(3,382,048)	$7,307,340

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$986,113	$(986,113)	$—

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (DEPRECIATION)	Qualified Late-Year Loss Deferral
$—	$8,524,717	$—	$7,307,340	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and 2016 were as follows:

	Ordinary Income	Long-Term Gains
2017	$—	$—
2016	3,127	22,856,049

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

19

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Concluded)
August 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

During the year ended August 31, 2017, the Fund utilized $3,655,064 of total capital loss carryforwards. As of August 31, 2017, the Fund had no tax basis capital loss carryforwards to offset future capital gains.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

20

Bogle Investment Management
Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Bogle Investment Management Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 26, 2017

21

Bogle Investment Management
Small Cap Growth Fund

Shareholder Tax Information
(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017. During the fiscal year ended August 31, 2017, the Fund did not make any distributions of ordinary income or capital gains to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

22

Bogle Investment Management
Small Cap Growth Fund

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval Of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Investment Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Bogle with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its Benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Bogle. The Directors noted that the Fund had outperformed the Fund’s primary benchmark for the five-year and since-inception periods ended March 31, 2017. The Directors also considered the Fund’s 2nd quintile ranking within its Lipper Performance Group and 1st quintile ranking within its Lipper Performance Universe for the five-year period ended December 31, 2016.

23

Bogle Investment Management
Small Cap Growth Fund

Other Information (Concluded)
(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were slightly above the peer group median, and the actual advisory fees of the Fund were slightly lower than the peer group median. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses exceed 1.25% for the Fund. The Directors also noted that the Fund had converted its Investor Class Shares to Institutional Class Shares following the close of business on April 28, 2017.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2018.

24

Bogle Investment Management
Small Cap Growth Fund

Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (registered investment company) (12 portfolios); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

25

Bogle Investment Management
Small Cap Growth Fund

Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A

26

Bogle Investment Management
Small Cap Growth Fund

Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Since 2017, Partner, Drinker Biddle & Reath LLP (law firm); Since 2006, Drinker Biddle & Reath LLP.	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

27

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice
(Unaudited)

FACTS	WHAT DOES THE Bogle Investment Management Small Cap Growth Fund DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Investment Management Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

28

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice (Concluded)
(Unaudited)

What we do
How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?
We collect your personal information, for example, when you
● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes – information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● The Bogle Investment Management Small Cap Growth Fund does not jointly market.

29

Investment Adviser
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

BOG-AR17

BOSTON PARTNERS INVESTMENT FUNDS

Table of Contents

General Market Commentary	1
Fund Expense Examples	27
Portfolio Holdings Summary Tables	29
Portfolio of Investments	32
Statements of Assets and Liabilities	68
Statements of Operations	70
Statements of Changes in Net Assets	72
Financial Highlights	76
Notes to Financial Statements	80
Other Information	95
Privacy Notice	99

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

The bull market in stocks continued for the one-year period ended on August 31, 2017 as the S&P 500 Index (“S&P”) gained 16.2% on a total return basis over that time frame. The S&P also gained a very respectable 5.7% during the final six months of that period.

The current expansion of the stock market has been remarkably consistent with the S&P, advancing for ten consecutive months, a record not seen since the 1990’s.

The market has also gone over 300 trading days without a 5% correction, the 4th longest tally since 1960.

To say that the market has been “grinding higher” remains an understatement as during 2017 the S&P has had only eight days of price changes exceeding 1% and none of 2% or more. That hasn’t occurred since 1964.

A big positive for the market is that earnings growth, not multiple expansion, has driven the gains. Q1 and Q2 earnings for the S&P have averaged a gain in excess of 12%, with 2017 as a whole expected to meet or exceed that figure as well.

From a sector standpoint, Technology has been the clear-cut winner with a price return of 29.3% for the one-year period ended August 31, 2017. At 23%, the “Tech” sector had the largest weight of the eleven sectors comprising the S&P, but it also generated the largest contribution to the S&P’s net income at 22% of the total.

In second place resides Financials with a gain of 23.4%. Financials and particularly banks have benefitted from higher rates, a modest reduction in regulatory requirements and a generally positive “report card” from the Federal Reserve in its Comprehensive Capital Analysis and Review report on the industry.

Pulling up the rear of sector returns were Telecommunication Services and Energy with returns of -8.9% and -8.7%, respectively. Telecom’s return was largely influenced by Verizon (one out of four stocks in the sector) which has struggled to recover since its $4.5 billion-dollar acquisition of Yahoo’s internet business. Energy has suffered as oil has found it difficult to surpass and maintain a price in excess of $50 a barrel.

From a stylistic standpoint, large-cap stocks have outperformed small-cap stocks and growth has beaten value over the one year period, though for the first six-months of the fiscal period the opposite was true.

Large-cap growth stocks include a large population of multi-national conglomerates which have benefitted from a weaker dollar and strong overseas sales.

The lack of legislative progress out of Washington has also put a significant dent in the “reflation trade” that was so prevalent during the initial stage of the Trump presidency.

From a geographical standpoint, stocks from international developed countries ran “neck-to-neck” with U.S. stocks, but only from a local currency return perspective.

For the one year period ended August 31, 2017, the MSCI EAFE Index gained 16.8% in local currency terms versus the 16.2% for the S&P and the 16.2% return for the Russell 1000 Index.

In dollar terms, the MSCI EAFE Index gained 18.2%, reflecting the weakness of the dollar over the last six months of the period. Emerging market stocks did even better, gaining nearly 25% in dollar terms for the year.

Looking ahead we believe continued focus should be on the two primary drivers of stock prices over time, that being earnings and interest rates.

Interest rates have been and should continue to move higher as central banks should ultimately follow the lead of the Federal Reserve in tightening monetary conditions and reducing balance sheet assets. We would anticipate a slow, steady, arduous process that unfolds over several quarters if not years as inflation both in the U.S. and globally remains remarkably well contained. One exception to this prognosis is found in Japan, where Bank of Japan head Haruhiko Kuroda has indicated that he intends to continue with a “full-bore” stimulative policy.

Earnings growth should remain a bright spot for both the U.S. and international markets, with double digit gains expected for both 2017 and 2018, a byproduct of the first synchronized global economic expansion since 2011.

Risk to the markets remain largely geo-political in nature with North Korea, the Middle East, China and Russia the notable “hot spots”. Brexit and the progress made with regards to European integration also warrant significant attention.

What happens in Washington remains a day-by-day issue, though the recent price action of the stock market suggests some form of tax relief/reform passing in Congress.

In this environment, we continue to believe active managers with long histories of success can exploit current uncertainties and mispricing to create excess returns for their clients. On this point, we remain confident that our three circle philosophy of low valuation, positive momentum and strong business fundamentals and our value discipline should provide a sound foundation for delivering returns that our clients have become accustomed to over the past 20 years.

Sincerely,

Boston Partners Investment Funds Management

Annual Report 2017	| 1

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

After the presidential election last November, the small cap value market surged and outpaced larger cap stocks, beating the S&P 500 Index for the 4th quarter of 2016. Investors seemed to anticipate that smaller, more domestically-focused companies may benefit most from a Trump administration. Since then, the Russell 2000® Value Index (the ‘Index’) has returned -1.31% year-to-date as of August 31, 2017, reducing 2016’s year-end gains and bringing the one year return to 13.46%. The Boston Partners Small Cap Value Fund II (the “Fund”) returned -0.24% for the year-to-date 2017 and 10.92% for the year ended August 31, 2017, net of fees. The Fund underperformed in the strong up market after the election, but produced strong absolute returns and has kept pace with the Index year-to-date.

After the election, most sectors in the Index advanced as a surprise win by Trump was viewed as growth-oriented and business-friendly. The strategy’s lag relative to its benchmark was in part from our Health Care overweight, as the sector declined at year-end on uncertainty surrounding the Affordable Care Act. Our positions generally held up better than the Index, however, and we remained focused on companies generating quality cashflows while exhibiting improving business momentum. Other beneficiaries of the election came from the administration’s promises of infrastructure spending, which boosted building materials companies as well as lifted metals prices and other commodities. Several of the Fund’s positions were up significantly in these areas, though our lack of the more volatile commodity-related names detracted from overall performance. Within Finance, the Fund produced solid returns across a diversified set of stocks, but lagged as regional banks jumped on expectations of less regulation and higher rates from the new administration. Value was added from our underweight to Real Estate Investment Trusts (REITs) and Utilities as these bond proxies lost their luster.

Year-to-date, the Fund has outperformed the Index modestly led by its Finance positions. After a bounce late last year, regional banks have declined year-to-date by 7%. The Fund’s broad range of financial services holdings outperformed, including a commercial real estate finance company, an aircraft leasing company and a payday lender. Many of these companies lend money, similar to banks, but we found their fundamentals to be stronger, with attractive returns on capital and improving business momentum. We are also finding a number of opportunities in Technology, including several computer equipment & services and electronics companies which have added relative value year-to-date. Selection within Health Care was also beneficial, along with most of the Fund’s REIT and Consumer Non-Durables holdings, including an athletic shoe retailer and a health and beauty company which have performed well. Though Energy stocks have dropped significantly thus far for 2017, the Fund’s positions in several exploration and production companies held up better than those in the Index. On the negative side, the Fund’s retailers within Consumer Services lagged in a challenging environment with less foot traffic in stores and formidable online competitors. However, companies are cutting costs, restructuring their brands and creating their own online presence, which we believe could lead to improved profitability. Also notable was the Fund’s underweight to Utilities which detracted as the sector appreciated almost 15% for the Index. Our view is that these companies’ stock prices are generally selling at premium valuations to the underlying business fundamentals and believe that this will be a tailwind as their stock prices come back in line.

Top Ten Positions (as of 8/31/17)	% of Net Assets
SLM Corp.	2.04%
Air Lease Corp.	2.02%
World Fuel Services Corp.	1.85%
LCI Industries	1.78%
Radian Group, Inc.	1.66%
Lithia Motors, Inc. Class A	1.54%
Two Harbors Investment Corp.	1.53%
PAREXEL International Corp.	1.49%
Walker & Dunlop, Inc.	1.49%
ICON PLC	1.44%

Portfolio Review (as of 8/31/17)
P/E: Price/Earnings:	16.3x
P/B: Price/Book:	1.7x
Holdings:	158
Weighted Average Market Capitalization (millions)	$2,464
ROE: Return on Equity:	13.1%
OROA: Operating Return on Operating Assets:	34.3%

Portfolio holdings are subject to change at any time.

Small cap companies are those with a market capitalization similar to the Russell 2000® Value Index. These companies tend to be more volatile, less liquid, not as diversified in their business activities as companies with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause uncertainty in determining valuation. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

While stocks continue to be affected by policies coming out of Washington, market returns have generally remained strong. We look forward to a renewed focus on company fundamentals and, as always, we continue to structure the Fund seeking better than market valuation, profitability and positive business momentum.

Sincerely,

David Dabora, CFA
Portfolio Manager, Boston Partners Small Cap Value Fund II

2 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2007 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Institutional Class	10.92%	6.55%	12.57%	8.11%	1.22%	1.10%
Russell 2000® Value Index	13.46%	7.07%	12.51%	6.46%	n/a	n/a
Russell 2000® Index(1)	14.92%	7.67%	13.15%	7.38%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors” or the “Board”). Effective as of May 28, 2014, if at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for that year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

Annual Report 2017	| 3

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2007 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Investor Class	10.68%	6.30%	12.29%	7.84%	1.47%	1.35%
Russell 2000® Value Index	13.46%	7.07%	12.51%	6.46%	n/a	n/a
Russell 2000® Index(1)	14.92%	7.67%	13.15%	7.38%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.35% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.35%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. Effective as of May 28, 2014, if at any time, the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for that year are less than 1.35% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

4 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder:

The Boston Partners Long/Short Equity Fund returned 4.33% net of fees while averaging 71% net long exposure for the fiscal year ended August 31, 2017. This compares to the 16.23% return posted by the Fund’s benchmark, the S&P 500 Index, during the same period.

The fiscal year began with U.S. presidential election results that were surprising to many, along with a brief spike in volatility, though this was quickly followed by enthusiasm over the potential for fiscal reform, increased infrastructure spending, and perhaps regulatory relief, all of which propelled U.S. equities to new heights. Pro-cyclical sectors such as Capital Goods, Energy, Basic Industries, and Financials rallied to end the 2016 calendar year, which benefitted long performance. However, the market’s pivot toward value quickly reversed in the first calendar quarter of 2017, as market participants were concerned by lower than expected U.S. GDP growth and paltry inflation readings, thus reinvigorating the market’s search for top-line growth at seemingly any price. This environment generally persisted through the end of the fiscal year, and the strong outperformance of expensive stocks relative to value stocks weighed on relative performance for the Fund, primarily due to headwinds in our short portfolio. Nevertheless, the Fund delivered a return of just over 4% after fees, while carrying a short portfolio of holdings which we deem expensive and of lower quality, which may protect shareholders in the event of a market downturn, particularly if some of the recently high-flying growth stocks were to retreat in price.

The Fund’s long holdings were up 13.3%. Longs were driven by gains in the Finance, Technology, and Basic Industries sectors. Finance gains were buoyed by positions in several large U.S. banks. Within Technology, gains were driven by mature large-cap incumbents in the software industry as well as several mid- to large-cap semiconductor businesses that have benefitted from shifting to more attractive end markets such as autos, health care, and industrials. The majority of gains in Basic Industries were generated early in the fiscal year, driven by several holdings across the iron & steel and metals & mining industries.

The Fund’s short holdings were up in price 21.0% and detracted from Fund returns. We generated gains across insurance holdings within the Finance sector, though these were more than offset by losses across the Health Care, Technology, and Communications sectors. Technology shorts within the electronics and software industries rose in price, while several medical device and biotech holdings detracted within Health Care. Losses from Communications shorts were generally within the internet services and telecom sectors. However, we believe many of these holdings rose merely as a result of sentiment and multiple expansion in lieu of fundamental business improvement, and we maintained positioning in many of these areas.

The Fund began the period 72% with net long exposure and ended the fiscal year with 66% net long exposure, with the reduction being primarily a result of adding shorts across the Technology and Health Care sectors. The Fund ended the fiscal year with largest long exposures to the Finance, Consumer Services, and Energy sectors and largest short exposures in the Technology, Health Care, and Consumer Services sectors.

Top Ten Positions (as of 8/31/17)	% of Net Assets
Citigroup, Inc.	2.36%
AmTrust Financial Services, Inc.	1.50%
Bank of America Corp.	1.40%
Berkshire Hathaway, Inc., Class B	1.12%
Morgan Stanley	0.90%
JPMorgan Chase & Co.	0.76%
UnitedHealth Group, Inc.	0.76%
Chevron Corp.	0.72%
Cigna Corp.	0.71%
Alerian MLP ETF	0.71%

Portfolio Review (as of 8/31/17)	Long	Short
P/E: Price/Earnings:	11.5x	28.9x
P/B: Price/Book:	1.6x	4.8x
Holdings:	263	116
Weighted Average Market Capitalization (millions)	$35,683	$8,101
ROE: Return on Equity:	11.8%	-28.5%
OROA: Operating Return on Operating Assets:	35.1%	10.1%

Portfolio holdings are subject to change at any time.

Amid this environment, we observe that stock performance has recently become more idiosyncratic, with pairwise correlations of stocks approaching lows not seen since prior to the 2008 Financial Crisis. This is a welcome change from recent years where easy money policies have raised markets primarily via broad-based multiple expansion, lifting higher both the weak and strong while creating a challenging environment to separate the winners from the losers. Easy money has allowed quite a few weak hands to remain in the game: roughly a third of the companies in the Russell 2000 Index failed to earn a profit over the prior 12 months, with many of these companies residing in the Technology, Health Care, and Consumer Discretionary sectors. We would expect this cohort of the market to become exposed as easy money policies begin to recede and costs of capital become variable.

We continue to focus our efforts on purchasing shares of only those companies we deem most likely to appreciate on the long side, while selling short securities that appear likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circle framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Robert Jones, CFA
Portfolio Manager for the Boston Partners Long/Short Equity Fund

Annual Report 2017	| 5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2007 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Institutional Class	4.33%	3.31%	6.56%	10.92%	3.57%	3.57%
S&P 500® Index	16.23%	9.54%	14.34%	7.61%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 2.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

The Boston Partners Long/Short Equity Fund may be more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, there is the risk that the portfolio managers may make more poor investment decisions than those of a fund with only a long portfolio. The Fund may have a high portfolio turnover rate that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”), may be sensitive to changes in financial strength of an issuer or the debt’s credit rating;an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity.

6 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2007 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Investor Class	4.09%	3.05%	6.29%	10.59%	3.82%	3.82%
S&P 500® Index	16.23%	9.54%	14.34%	7.61%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.75%. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2017	| 7

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder:

The Boston Partners Long/Short Research Fund returned 6.83% net of fees while averaging 48% net long exposure for the fiscal year ended August 31, 2017. This compares to the 16.23% return posted by the Fund’s benchmark, the S&P 500 Index, during the same period.

The fiscal year began with U.S. presidential election results that were surprising to many, along with a brief spike in volatility, though this was quickly followed by enthusiasm over the potential for fiscal reform, increased infrastructure spending, and perhaps regulatory relief, all of which propelled U.S. equities to new heights. Pro-cyclical sectors such as Capital Goods, Energy, Basic Industries, and Financials rallied to end the 2016 calendar year, which benefitted long performance. However, the market’s pivot toward value quickly reversed in the first calendar quarter of 2017, as market participants were concerned by lower than expected U.S. GDP growth and paltry inflation readings, thus reinvigorating the market’s search for top-line growth at seemingly any price. This environment generally persisted through the end of the fiscal year, and the strong outperformance of expensive stocks relative to value stocks weighed on relative performance for the Fund, primarily due to headwinds in our short portfolio. Nevertheless, the Fund delivered a return of just under 7% after fees, while carrying a short portfolio of holdings which we deem expensive and of lower quality, which may protect shareholders in the event of a market downturn, particularly if some of the recently high-flying growth stocks were to retreat in price.

The Fund’s long holdings were up 16.2%, in-line with the S&P 500 Index and well ahead of most domestic value indices. Longs were driven by gains in the Technology, Finance, and Capital Goods sectors. Within Technology, gains were driven by mature large-cap incumbents in the software industry as well as several mid- to large-cap semiconductor businesses that have benefitted from shifting to more attractive end markets such as autos, health care, and industrials. Finance gains were buoyed by positions in several large U.S. banks. Lastly, Capital Goods performance was chiefly driven by defense contractors which we believe offer attractive free cash flow yields and have benefitted from a ramp in higher margin international orders.

The Fund’s short holdings were up in price approximately 14.6%, less than our longs and the S&P 500 Index, but nevertheless detracted from Fund performance. Gains were generated in the Energy sector across a group of levered exploration & production companies with abnormally low free cash flow in the current oil price environment. However, those gains were offset by losses in the Technology, Finance, and Capital Goods sectors. Technology shorts within the electronics and software industries rose in price, while regional banks within Finance appreciated and detracted from returns. Additionally, several machinery shorts within Capital Goods rose in price during the period. However, we believe many of these holdings rose merely as a result of sentiment and multiple expansion in lieu of fundamental business improvement, and we maintained positioning in many of these areas.

The Fund began and ended the period with 46% net long exposure. At the end of the period, largest exposures in the long portfolio resided in the Technology, Finance, and Capital Goods sectors, while largest short exposures were in the Technology, Finance, and Consumer Services sectors. We continue to favor large-caps on the long side and small- to mid-cap stocks on the short side of the portfolio.

Top Ten Positions (as of 8/31/17)	% of Net Assets
Alphabet, Inc., Class A	1.76%
Citigroup, Inc.	1.21%
Bank of America Corp.	1.19%
Samsung Electronics Co., Ltd.	1.08%
DXC Technology Co.	1.05%
Harris Corp.	1.05%
Oracle Corp.	1.04%
JPMorgan Chase & Co.	1.00%
Time Warner, Inc.	1.00%
NetEase, Inc. - ADR	0.96%

Portfolio Review (as of 8/31/17)	Long	Short
P/E: Price/Earnings:	18.7x	23.7x
P/B: Price/Book:	2.3x	2.5x
Holdings:	213	191
Weighted Average Market Capitalization (millions):	$73,425	$12,695
ROE: Return on Equity:	20.7%	6.4%
OROA: Operating Return on Operating Assets:	62.7%	32.3%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Research Fund may be more volatile and risky than some other forms of investments. Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Amid this environment, we observe that stock performance has recently become more idiosyncratic, with pairwise correlations of stocks approaching lows not seen since prior to the 2008 Financial Crisis. This is a welcome change from recent years where easy money policies have raised markets primarily via broad-based multiple expansion, lifting higher both the weak and strong while creating a challenging environment to separate the winners from the losers. Easy money has allowed quite a few weak hands to remain in the game: roughly a third of the companies in the Russell 2000 Index failed to earn a profit over the prior 12 months, with many of these companies residing in the Technology, Health

8 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)(continued)

Care, and Consumer Discretionary sectors. We would expect this cohort of the market to become exposed as easy money policies begin to recede and costs of capital become variable.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circle framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA
Portfolio Managers for the Boston Partners Long/Short Research Fund

Annual Report 2017	| 9

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	Since Inception(1)
Long/Short Research Fund — Institutional Class	6.83%	4.20%	7.84%	8.44%	2.51%	2.51%
S&P 500® Index	16.23%	9.54%	14.34%	14.22%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least February 28, 2019 and may not be terminated without approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for that year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period September 30, 2010 (commencement of operations) through August 31, 2017.

10 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	Since Inception(1)
Long/Short Research Fund — Investor Class	6.60%	3.94%	7.57%	7.76%	2.76%	2.76%
S&P 500® Index	16.23%	9.54%	14.34%	13.83%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least February 28, 2019 and may not be terminated without approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for that year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period November 29, 2010 (commencement of operations) through August 31, 2017.

Annual Report 2017	| 11

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Boston Partners All Cap Value Fund (“Fund”) outperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2017. The Fund generated a net return of 14.88% for the Institutional Share class during the past year versus its Benchmark’s return of 11.73%.

During the fiscal year ended August 31, 2017, both strong stock selection and beneficial sector weightings added value to relative return. Positive contributions from stock selection came from a number of sectors including our holdings in Technology, Consumer Non-Durables, and Consumer Durables. In Technology, the former Computer Sciences Corp, renamed DXC Technology after their merger with Hewlett Packard Enterprise’s services business, has returned 82% over the past year. The company is realizing better than expected cost cutting synergies because of the merger. In addition, our internet services companies outperformed as out-of-benchmark holding IAC/InterActive produced a 93% return for the period. Strength in semiconductors has also added value as ON Semiconductor raised guidance for 2017 and investors drove the stock higher on the news. In Consumer Non-Durables, video game producers, Activision Blizzard and Electronic Arts, returned 59% and 50%, respectively. The conversion of disk-based games to online games has been a huge boon for the industry and gamers are willing to pay more for enhanced capabilities of their characters. The gaming industry has also seen a transition from playing for entertainment to watching for entertainment as professional leagues develop with fan bases that may support new advertising revenue opportunities. Positive contributions from the Consumer Durables sector came from auto parts manufacturer Lear Corporation, and Thor Industries, which is an American manufacturer of recreational vehicles.

In terms of positioning, our underweight to the weak performing Real Estate Investment Trusts (REITs) and Communications sectors added value to relative return. These sectors largely look expensive to us and our positioning has paid off over the period. As a result of our bottom-up stock selection process, we have been finding many opportunities in Technology and Finance sectors. Our subsequent overweight positioning in these sectors helped the Fund’s return as these sectors did well over the past year.

During the period, we bought companies when opportunities that fit our three circle criteria of attractive valuation, sound fundamentals and a catalyst for improvement presented themselves and sold companies if our sell discipline triggered. We added a few new names in the Consumer Durables sector, Cummins Inc. and CEMEX. Cummins is a manufacturer of diesel engines for heavy trucks and CEMEX is a cement company. Both appear to be trading at attractive valuations. We expect Cummins to benefit from continued steady demand and we expect CEMEX to use the majority of its incoming free cash flow to pay down debt. We also added credit card issuer Discover Financial Services. We believe Discover has a fortress balance sheet and will continue to return capital to shareholders through aggressive share repurchases and dividend increases. In terms of positions we have closed, we exited our position in Scripps Networks Interactive as it reached our target price after it was announced that the company would be acquired. We also decreased some of our exposure to exploration & production companies in the Energy sector as we sold QEP Resources due to declining business momentum.

Top Ten Positions (as of 8/31/17)	% of Net Assets
JPMorgan Chase & Co.	2.93%
Citigroup, Inc.	2.10%
Gilead Sciences, Inc.	2.07%
Bank of America Corp.	1.98%
Merck & Co., Inc.	1.96%
Cisco Systems, Inc.	1.83%
eBay, Inc.	1.81%
General Electric Co.	1.73%
DXC Technology Co.	1.63%
Oracle Corp.	1.57%

Portfolio Review (as of 8/31/17)
P/E: Price/Earnings:	17x
P/B: Price/Book:	2.1x
Holdings:	132
Weighted Average Market Capitalization (millions):	$86,538
ROE: Return on Equity:	17.8%
OROA: Operating Return on Operating Assets:	63.6%

Portfolio holdings are subject to change at any time.

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. Options (a type of derivative) can be highly volatile and their use can result in loss if the portfolio manager is incorrect in its expectation of price fluctuations. All of these factors may cause greater volatility and less liquidity.

Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our three circle discipline of attractive valuation, sound fundamentals and a catalyst for improvement. The Fund’s valuation edge and quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Duilio Ramallo, CFA—Portfolio Manager
Boston Partners All-Cap Value Fund

12 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2007 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Institutional Class	14.88%	8.98%	15.24%	9.15%	0.86%	0.80%
Russell 3000® Value Index	11.73%	6.76%	13.18%	6.00%	n/a	n/a
Russell 3000® Index(1)	16.06%	9.08%	14.27%	7.70%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

Annual Report 2017	| 13

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2007 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Investor Class	14.56%	8.70%	14.99%	8.89%	1.11%	1.05%
Russell 3000® Value Index	11.73%	6.76%	13.18%	6.00%	n/a	n/a
Russell 3000® Index(1)	16.06%	9.08%	14.27%	7.70%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

14 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited)

Dear Shareholder,

The WPG Partners Small/Micro Cap Value Fund underperformed its benchmark, the Russell 2000 Value Index, for the fiscal year ended August 31, 2017. The Fund generated a net gain of 4.50% during the past year versus a gain of 13.46% for the Russell 2000 Value Index. The investing environment for small cap stocks has definitely started to improve. Both the Russell 2000 Value Index and the Russell Micro Cap Value Index (+18.7% for the fiscal year) exceed the returns of the larger cap oriented Russell 1000 Value Index (+11.5%). Standout sectors in the market included Technology, Health Care and Transportation. Subgroups within these sectors were electronics, biotech and airlines, respectively. Importantly, the year started to experience an element of reflation as commodity prices improved pretty much across the board. All of the major global economies have begun to accelerate at the same time.

During the 2017 fiscal year, both sector attribution and stock selection detracted from our results. As far as sectors are concerned, the largest detractors were the Energy and Technology sectors. Energy, where we have a significant overweight, still suffered from weak commodity prices. Only recently has it become more apparent that supply and demand are coming closer to equilibrium. In the small cap Technology sector, there were no clear themes. Our underweight hurt us in what was overall a strong group. The sectors where allocation was most beneficial were Real Estate Investment Trusts (REITs) and Transportation. The Fund benefitted from favorable stock selection in the Consumer Services and REIT sectors. In the case of Consumer Services, we focused on names where near term problems masked the fundamentals of strong underlying business. While overall, the REIT sector was not strong, our performance was aided by stocks that were helped by the outcome of the presidential election.

By far, the biggest surprise of the fiscal year was the outcome of the Presidential election. With a result that was not expected, the market was jolted out of a sense of complacency. The mindset shifted from “more of the same” to having to focus on entirely different and substantive policy outcomes. The implications for health care, infrastructure and taxes, to name a few, are profound. Even in the absence of major legislative initiatives, the new president is intent on changing the direction of the Federal government. Forthcoming changes are likely to be less obvious but profound. The most immediate impact, though, was higher interest rates which immediately, post-election, shot up over 50 basis points.

Two themes should be important investment drivers for the foreseeable future. First, the Trump administration is focused on a number of initiatives including infrastructure and taxes. Both are in their early stages. Clearly, the country is in need of spending on bridges, roads and the like. Taxes, especially at the corporate level are receiving greater emphasis. The outcome of a new tax bill is too early to predict; however, a consensus is emerging that could lead to significantly lower corporate tax rates. Many smaller cap companies are full tax payers and stand to benefit. Second, for the first time in recent memory, the expectation of a coordinated global recovery seems to be coming to fruition. The United States, Europe and China (and Japan) are all experiencing accelerating economic growth. We see a number of investment implications. Commodities and real assets should start to receive greater emphasis. Commodity prices in many categories are reflecting this strength. Rebuilding efforts from the recent major natural disasters should help to emphasize this trend. Broadly speaking, we are seeing a shift from high growth names (which are exemplified by the “FANG” stocks, which represents Facebook, Amazon, Netflix and Google (now Alphabet, Inc.) to companies focused on basic industries. While the immediate effects on the market could be volatile, we believe a stronger fundamental backdrop will encourage higher revenues and volumes and better pricing for the companies in our small cap universe.

Top Ten Positions (as of 8/31/17)	% of Net Assets
Kemper Corp.	2.83%
Ferroglobe PLC	2.31%
Gulfport Energy Corp.	2.29%
Equity Commonwealth	2.22%
MDC Partners, Inc., Class A	2.04%
Gramercy Property Trust	1.99%
Popular, Inc.	1.92%
National Bank Holdings Corp., Class A	1.87%
First Foundation, Inc.	1.75%
Kennedy-Wilson Holdings, Inc.	1.70%

Portfolio Review (as of 8/31/17)
P/E: Price/Earnings:	21x
P/B: Price/Book:	1.4x
Holdings:	111
Weighted Average Market Capitalization (millions):	$1,488
ROE: Return on Equity:	-1.6%
OROA: Operating Return on Operating Assets:	6.3%

Portfolio holdings are subject to change at any time.

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/Micro Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange.

Sincerely,

Richard Shuster, CFA
Portfolio Manager, WPG Partners Small/Micro Cap Value Fund

Annual Report 2017	| 15

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2007 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
WPG Partners Small/Micro-Cap Value Fund —Institutional Class	4.50%	-2.31%	7.92%	3.92%	1.55%	1.10%
Russell 2000® Value Index	13.46%	7.07%	12.51%	6.46%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. Effective as of May 28, 2014, if at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for that year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

16 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Equity Fund returned 13.59% for the fiscal year ended August 31, 2017. During that same period the MSCI World Index, the Fund’s benchmark returned 16.84%.

Global Equity markets began the period pensively as investors awaited the outcome of the US presidential election. Donald Trump’s somewhat-unexpected victory proved to be a boon for Developed Markets, specifically the US. Concerns that the incoming administration’s policies would curb global trade and spur quicker interest-rate increases by the Federal Reserve quickly morphed into an equity market rally. The “Trump Trade”, as it came to be called, favored financial securities leveraged to anticipated US growth. From August 31, 2016 through calendar year-end, the MSCI World index returned 2.5%.

Sentiment changed with the New Year as the Trump-Trade progressively lost steam. Political infighting among the US President’s advisors and cabinet, opposition from Democrats and numerous congressional Republicans, and legislative defeats in repealing the Affordable Care Act deflated much of the initial optimism towards the new administration’s ability to implement tax and other economic reforms. For the whole period, the Pacific ex-Japan and Europe were the best performing regions. Asian equities ex-Japan rose to their highest in two years over the summer as better-than expected economic data in China and receding bets on U.S. rate hikes boosted the growth outlook for the region. Equity markets overall, especially in Europe, moved higher in April following Emmanuel Macron’s victory in the French Presidential election, easing concerns that the country would leave the Euro currency bloc. The Euro has risen over 13% year-to-date through August on unfulfilled U.S. economic expectations and signs that the European Central Bank may be close to tapering.

As always, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. Sector and region allocation are the by-products of bottom-up stock selection. Security selection detracted from relative performance during the period. Stock selection in the Health Care and Energy sectors were the largest detractors from performance. The Energy sector lagged the overall MSCI World Index during the period as oversupply fears weighed on the oil market. After posting stellar calendar year ended 2016 returns, the Fund’s higher quality US shale focused positions lagged the broader Energy sector. Positions in Merck & Co., Astellas Pharma Inc., and McKesson Corporation were notable detractors in the Health Care Sector. The Fund’s pro-cyclical tilt favoring the Industrials and Technology sectors over expensive defensive sectors, Staples, and Telecomm, was a benefit to relative performance.

Materials and Technology are the most overweight sectors in the Fund. The Materials’ overweight is concentrated in Containers & Packaging stocks. The overweight in the Technology sector is driven by selected Emerging Market technology leaders. The largest underweight sectors are Consumer Discretionary, REITs, Utilities, and Consumer Staples. Within the Consumer Discretionary sector, the Fund does not own expensive FANG stocks: Amazon.com and Netflix. Valuations in the Real Estate Investment Trusts (REITs), Utilities, and Consumer Staples sectors remain unattractive. From a region perspective, the Fund is overweight Emerging Markets and underweight North America. The underlying rationale for all of the Fund’s exposures is the dislocation between valuations and company fundamentals.

Top Ten Positions (as of 8/31/17)	% of Net Assets
Berkshire Hathaway, Inc., Class B	2.83%
Microsoft Corp.	2.69%
Citigroup, Inc.	2.11%
Chubb Ltd.	2.03%
Merck & Co, Inc.	2.02%
Alphabet, Inc., Class C	1.84%
Oracle Corp.	1.79%
WH Group Ltd.	1.76%
Comcast Corp., Class A	1.75%
Flextronics International Ltd.	1.72%

Portfolio Review (as of 8/31/17)
P/E: Price/Earnings:	17.5x
P/B: Price/Book:	2x
Holdings:	118
Weighted Average Market Capitalization (millions):	$86,396
ROE: Return on Equity:	17.9%
OROA: Operating Return on Operating Assets:	39.6%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

Global markets have posted strong year-to-date performance led by Europe as populist parties have so far been unsuccessful at the polls. The global economic outlook is positive with GDP estimates trickling higher, and Purchasing Manager Indices remaining positive. Correlations among stocks have fallen as investor attention has shifted to individual stock fundamentals as opposed to macro-economic issues. Overall market valuations have extended to match the political, economic, and earnings optimism. Still, there exists significant fundamental and valuation dislocations among individual stocks. The portfolio remains well positioned with holdings that reflect Boston Partners’ Three Circle characteristics – attractive valuations, solid fundamentals, and identifiable catalysts.

Sincerely,

Christopher K. Hart, CFA
Senior Portfolio Manager, Boston Partners Global Equity Fund

Annual Report 2017	| 17

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	Since Inception(1)
Global Equity Fund — Institutional Class	13.59%	6.06%	12.08%	12.45%	1.10%	0.95%
MSCI World Index	16.84%	6.52%	11.73%	12.23%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for that year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period December 30, 2011 (commencement of operations) through August 31, 2017.

18 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)

Dear Shareholder:

The Boston Partners Global Long/Short Fund returned 4.26% net of fees while averaging 48% net long exposure for the fiscal year ended August 31, 2017. This compares to the 16.84% return posted by the MSCI World Index, the Fund’s benchmark, during the same period.

The fiscal year began with U.S. presidential election results that were surprising to many, along with a brief spike in volatility, though this was quickly followed by enthusiasm over the potential for fiscal reform, increased infrastructure spending, and perhaps regulatory relief, all of which propelled U.S. equities to new heights. Pro-cyclical sectors such as Industrials, Energy, Materials, and Financials rallied to end the 2016 calendar year, which benefitted long performance. However, the market’s pivot toward value quickly reversed in the first calendar quarter of 2017, as market participants were concerned by lower than expected U.S. GDP growth and paltry inflation readings, thus reinvigorating the market’s search for top-line growth at seemingly any price. This environment generally persisted through the end of the fiscal year, and the strong outperformance of expensive stocks relative to value stocks weighed on relative performance for the Fund, primarily due to headwinds in our short portfolio. Nevertheless, the Fund delivered a return of just over 4% after fees, while carrying a short portfolio of holdings which we deem expensive and of lower quality, which may protect shareholders in the event of a market downturn, particularly if some of the recently high-flying growth stocks were to retreat in price.

The Fund’s long holdings were up 14.0%. Long gains were driven by holdings across the Information Technology, Financials, and Industrials sectors. Within Technology, gains were driven by mature large-cap incumbents in the software industry as well as several mid- to large-cap semiconductor businesses that have benefitted from shifting to more attractive end markets such as autos, health care, and industrials. Financials gains were buoyed by positions in several large U.S. banks. Lastly, Industrials performance was chiefly driven by U.S. defense contractors which we believe offer attractive free cash flow yields and have benefitted from a ramp in higher margin international orders.

The Fund’s short holdings were up in price 14.2% and detracted from Fund performance. Gains were generated in the Energy sector across a group of levered exploration & production companies with abnormally low free cash flow in the current oil price environment. However, those gains were offset by losses in the Industrials, Consumer Discretionary, and Information Technology sectors. Technology shorts within the electronics and software industries rose in price, while several machinery shorts within Industrials appreciated in price during the period. Many shorts within Consumer Discretionary were seemingly beneficiaries of the market’s search for growth, yet we continue to have conviction in the forward prospects for many of those positions.

The Fund began the period with 49% net long exposure and ended the fiscal year with 47% net long exposure, with the reduction being primarily a result of adding shorts across the Industrials, Technology, and Consumer Discretionary sectors.

Amid this environment, we observe that stock performance has recently become more idiosyncratic, with pairwise correlations of stocks approaching lows not seen since prior to the 2008 Financial Crisis. This is a welcome change from recent years where easy money policies have raised markets primarily via broad-based multiple expansion, lifting higher both the weak and strong while creating a challenging environment to separate the winners from the losers. Easy money has allowed quite a few weak hands to remain in the game: roughly a third of the companies in the Russell 2000 Index failed to earn a profit over the prior 12 months, with many of these companies residing in the Technology, Health Care, and Consumer Discretionary sectors. We would expect this cohort of the market to become exposed as easy money policies begin to recede and costs of capital become variable.

Top Ten Positions (as of 8/31/17)	% of Net Assets
Microsoft Corp.	2.71%
Merck & Co, Inc.	2.11%
Citigroup, Inc.	2.10%
Chubb Ltd.	2.04%
Alphabet, Inc., Class C	1.91%
Oracle Corp.	1.80%
WH Group Ltd.	1.79%
Comcast Corp., Class A	1.77%
Flextronics International Ltd.	1.74%
Laboratory Corp. of America Holdings	1.63%

Portfolio Review (as of 8/31/17)	Long	Short
P/E: Price/Earnings:	17.5x	27.3x
P/B: Price/Book:	2x	3.1x
Holdings:	120	152
Weighted Average Market Capitalization (millions):	$82,943	$11,712
ROE: Return on Equity:	17.8%	8.1%
OROA: Operating Return on Operating Assets:	40.7%	32.6%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Annual Report 2017	| 19

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)(continued)

We continue to focus our efforts on purchasing shares of only those companies we deem most likely to appreciate on the long side, while selling short securities we deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circle framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Josh Jones, CFA
Christopher Hart, CFA
Portfolio Managers for the Boston Partners Global Long/Short Fund

20 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception(1)
Global Long/Short Fund — Institutional Class	4.26%	3.51%	3.67%	2.99%	2.99%
MSCI World Index	16.84%	6.52%	7.32%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time the Fund’s total annual Fund operating expenses for that year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period December 31, 2013 (commencement of operations) through August 31, 2017.

Annual Report 2017	| 21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2017
	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception(1)
Global Long/Short Fund — Investor Class	3.92%	3.21%	4.14%	3.24%	3.24%
MSCI World Index	16.84%	6.52%	7.81%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. Effective as of the effective date of the Fund’s first advisory agreement with the Adviser, if at any time, the Fund’s total annual Fund operating expenses for that year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period April 11, 2014 (commencement of operations) through August 31, 2017.

22 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Long/Short Fund returned 18.71% for the trailing year ended August 31, 2017. During that same period, the MSCI Emerging Markets (EM) Index, the Fund’s benchmark, returned 24.96% and the MSCI World Index returned 16.84%. Our target for net exposure is 50%, the midpoint of our 30-70% range; assume we are 100% long in our long book, and that we can find, on a stock-by-stock basis, 30-70 percentage points of shorts; the long percentage minus the short percentage is referred to as “net exposure.” Therefore, net returns above 50% of the MSCI represent value added. Investors can roughly calculate if we are adding value, on a risk-adjusted basis, in a given year by following this approximate formula: fund return – ½ MSCI EM Index – 2 percentage points (the capped fee). For the year ended August 31, 2017, our added value is 18.71% - 12.48% - 2.00% = 4.23%. The fees are payable quarterly and the fee cap is subject to certain exclusion (total expenses after waivers were 2.09% as disclosed in the current Prospectus dated February 28, 2017, so this somewhat overstates the added value, but is a good approximation.

In short, the past year was a good one despite the fact that Emerging Market stocks had an inauspicious start to the period. Donald Trump’s somewhat-unexpected election victory sharply shifted investor sentiment in favor of Developed Markets, specifically the US, over Emerging Markets. All EM asset classes -- equities, debt, and currencies -- traded lower on expectations that the incoming administration’s policies would curb global trade and spur quicker interest-rate increases by the Federal Reserve. The “Trump Trade”, as it came to be called, favored financial securities leveraged to anticipated US growth. From August 31, 2016 through year-end, the MSCI EM Index declined -2.9% versus the MSCI EAFE return of +0.5%, and the MSCI USA return of +3.5%. The election month of November was particularly poor, with the MSCI EM Index down 4.80% and the fund down 4.60%, well in excess of our ½ bogey mentioned above.

However, there was a “snap-back” in our portfolio in December 2016; the Fund was up 1.77% while the MSCI EM Index only managed a 0.29% return. We had added to some Mexican financial stocks, among other trammeled shares. Sentiment continued to change during the New Year (2017) as the Trump-Trade progressively lost steam. Political infighting among the US President’s advisors and cabinet, opposition from Democrats and numerous congressional Republicans, and legislative defeats in repealing the Affordable Care Act deflated much of the initial optimism towards the new administration’s ability to implement tax and other economic reforms. Emerging Market currencies benefitted from less sanguine US GDP and contained inflation, which negated the need for the US Federal Reserve to accelerate their tightening time-line. More importantly, the Emerging Market economic outlook has remained robust and earnings estimates have risen. The International Monetary Fund forecasts Emerging Market and developing economies 2017 and 2018 GDP will be 4.6% and 4.8%, respectively, versus Advanced Economy GDP forecasts of 2.0% and 1.9%. Calendar Year 2017 earnings-per-share are expected to rise 17% according to Bloomberg. This powered eight straight months of positive returns, which more than made up for the tepid performance during the September through November period of 2016. Despite steady fund inflows and relative outperformance, Emerging Markets are trading at more than a 24% discount to Developed Markets based on their 2017 estimated price-earnings ratio, as one measure of value.

Top Ten Positions (as of 8/31/17)	% of Net Assets
Samsung Electronics Co., Ltd.	4.03%
Tencent Holdings Ltd.	3.61%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.88%
Alibaba Group Holding Ltd. - SP ADR	2.47%
Samsung Electronics Co., Ltd.	2.03%
Naspers Ltd., Class N	1.92%
Alibaba Group Holding Ltd.	1.74%
iShares MSCI Emerging Markets ETF	1.61%
Baidu Inc. - SP ADR	1.47%
Sberbank of Russia PJSC - SP ADR	1.31%

Portfolio Review (as of 8/31/17)	Long	Short
P/E: Price/Earnings:	14.4x	22.7x
P/B: Price/Book:	1.8x	1.7x
Holdings:	142	80
Weighted Average Market Capitalization (millions):	$67,436	$9,436
ROE: Return on Equity:	16.0%	18.4%
OROA: Operating Return on Operating Assets:	97.1%	29.1%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested., REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

As always, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis, and the changes in momentum – both price and fundamental – associated with each stock. During the period, the long portfolio returned 33.5% and the short portfolio returned 25.0%. Within the long portfolio, positioning in the Technology sector was the largest absolute and relative contributor

Annual Report 2017	| 23

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (unaudited) (continued)

to performance led by Asian technology leaders like Alibaba, Samsung Electronics, and Taiwan Semiconductor, and roughly a 50-60% allocation to under-followed and under-loved mid- and small-cap stocks throughout the developing world, a part of the global financial markets that is one of the least efficient in pricing equity securities. Short positions in the Consumer Discretionary sector were among the largest detractors from performance. Overall, however, our short book lagged the overall market significantly, made up of a variety of frauds, sunset industries, stranded assets, hyped growth stocks, cyclical stocks rolling over, and bread-and-butter shorts exhibiting poor momentum and subject to downward earnings revisions. The combination of a market-beating long book and a market-lagging short book is what drives above-average risk adjusted returns and what we strive to do day-in and day-out – though seasoned and patient investors know that stock market returns are “lumpy,” nevertheless. Investors in the fund should expect our results to vary over time.

From a positioning perspective, the bulk of our long book continues to be down-in-the-mouth value stocks with improving momentum; the long book trades at under 11x FY1 EPS (11 times current fiscal year earnings per share), roughly one turn lower than the MSCI Emerging Markets Index, despite better growth prospects. This is no real change over the previous year, except that equity prices have rebounded from the lows set during the EM bear market during the April 2015 to February 2016 period. South Korea has been overweight and particularly strong, especially after the election of a pro-reform, pro-minority shareholder government, an unusual and very positive turn of events. We were able to add significantly to our South Korean short book during May, when we sent an analyst to visit smaller companies; this has increased the volatility of the portfolio now that Kim Jong-un is testing ballistic missiles, and saber-rattling between North Korea and the US has escalated. We have added to positions in Turkey, Mexico, and South Africa throughout the year, and are beginning to think that some of the large-cap Chinese IT, internet and consumer names that have powered the long book are looking a bit long in the tooth in terms of valuation, though they continue to exhibit very good momentum. These may need to be shown the door if they disappoint on earnings. Love him or hate him, President Trump has injected a large amount of volatility into emerging market securities – accepting a call from the Taiwanese President, thereby angering China; threatening to tear up NAFTA, and sending Mexican stocks and the peso reeling; raising the specter of nuclear war on the Korean peninsula – and volatility is an excellent opportunity for active equity managers like ourselves to exploit fluctuations in equity prices.

Despite the rise in EM equity valuations over the trailing year, we continue to find abundant opportunities in these less-efficient markets, especially among mid-and small-cap names. As always, we will continue to apply our three circle methodology of attractive valuations, solid fundamentals, and identifiable catalyst, on both the long and short side.

Sincerely,

Paul Korngiebel, CFA
Portfolio Manager – Emerging Markets Long/Short Fund

24 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Long/Short Fund vs. MSCI Emerging Markets Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on March 1, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Emerging Markets Index is unmanaged, does not incur expenses and is not available for investment.

Total Return for The Period Ended August 31, 2017
	1 Year	Since Inception(1)	Gross Expense Ratio	Net Expense Ratio
Emerging Markets Long/Short Fund — Institutional Class	18.71%	9.00%	6.14%	2.09%
MSCI Emerging Markets Index	24.96%	6.90%	n/a	n/a
MSCI World Index(2)	16.84%	6.87%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Effective as of June 13, 2017, the Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.00% of the Fund’s average daily net assets attributable to Institutional Class shares. Prior to June 13, 2017, the Adviser had agreed to waive its advisory fee and/or reimburse expenses to 2.10% of the Fund’s average daily net assets. This contractual limitation is in effect until February 28, 2019, and may not be terminated without the approval of the Board of Directors. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	For the period March 1, 2015 (commencement of operations) through August 31, 2017.

The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Markets Long/Short Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.

(2)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

Annual Report 2017	| 25

BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (unaudited)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2017 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Basis points: One hundredth of one percent, used chiefly in expressing differences of interest rates.

Correlation: Measures the relationship between the changes of two or more financial variables over time.

Earnings per share: Is the portion of a company’s profit allocated to each outstanding share of common stock.

Free cash flow yield: Is an indicator that compares free cash flow and market cap. It is a representation of the income (free cash flow) created by an investment.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI USA is a market capitalization weighted index designed to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

OROA: Operating Return on Operating Assets: The return on operating assets measurement focuses attention on only those assets used to generate revenue.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

P/B: Price/Book: A valuation ratio used by investors that compares a stock’s per-share price (market value) to its book value.

ROE: Return on Equity: Measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

Purchasing Managers Indices (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

26 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees, shareholder servicing fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017*	Annualized Expense Ratio	Expense Paid During Period**
Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$ 985.80	1.10%	$5.51
Hypothetical	1,000.00	1,019.66	1.10%	5.60

Investor
Actual	$1,000.00	$ 984.80	1.35%	$6.75
Hypothetical	1,000.00	1,018.40	1.35%	6.87
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$ 944.60	2.83%(1)	$13.87
Hypothetical	1,000.00	1,010.94	2.83%(1)	14.34

Investor
Actual	$1,000.00	$ 943.50	3.07%(1)	$15.04
Hypothetical	1,000.00	1,009.73	3.07%(1)	15.55
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$1,021.30	2.26%(1)	$11.51
Hypothetical	1,000.00	1,013.81	2.26%(1)	11.47

Investor
Actual	$1,000.00	$1,020.40	2.51%(1)	$12.78
Hypothetical	1,000.00	1,012.55	2.51%(1)	12.73

Annual Report 2017	| 27

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited) (concluded)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017*	Annualized Expense Ratio	Expense Paid During Period**
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,036.90	0.80%	$4.11
Hypothetical	1,000.00	1,021.17	0.80%	4.08

Investor
Actual	$1,000.00	$1,035.00	1.05%	$5.39
Hypothetical	1,000.00	1,019.91	1.05%	5.35
WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$ 948.30	1.10%	$5.40
Hypothetical	1,000.00	1,019.66	1.10%	5.60
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,061.70	0.95%	$4.94
Hypothetical	1,000.00	1,020.42	0.95%	4.84
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,011.60	2.76%(1)	$13.99
Hypothetical	1,000.00	1,011.29	2.76%(1)	13.99

Investor
Actual	$1,000.00	$1,009.90	3.06%(1)	$15.50
Hypothetical	1,000.00	1,009.78	3.06%(1)	15.50
Boston Partners Emerging Markets Long/Short Fund
Institutional
Actual	$1,000.00	$1,153.20	2.09%(1)	$11.34
Hypothetical	1,000.00	1,014.67	2.09%(1)	10.61

*
The Fund’s ending account values on the first line in each table are based on the actual six-month total return of (1.42)% and (1.52)% for the Institutional Class and Investor Class, respectively, of the Boston Partners Small Cap Value Fund II; (5.54)% and (5.65)% for the Institutional Class and Investor Class, respectively, of the Boston Partners Long/Short Equity Fund; 2.13%% and 2.04% for the Institutional Class and Investor Class, respectively, of the Boston Partners Long/Short Research Fund; 3.69% and 3.50% for the Institutional Class and Investor Class, respectively, of the Boston Partners All-Cap Value Fund; (5.17)% for the Institutional Class of the WPG Partners Small/Micro Cap Value Fund; 6.17% for the Institutional Class of the Boston Partners Global Equity Fund; 1.16% and 0.99% for the Institutional Class and Investor Class, respectively, of the Boston Partners Global Long/Short Fund; and 15.32% for the Institutional Class of the Boston Partners Emerging Markets Long/Short Fund.

**
Expenses are equal to the Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

(1)
These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.45% and 0.44% of average net assets for the six-month period ended August 31, 2017 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 0.91% and 0.92% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 1.07% and 1.13% of average net assets of the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.05% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Long/Short Fund.

28 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

Portfolio Holdings Summary Tables (unaudited)

BOSTON PARTNERS
SMALL CAP VALUE FUND II

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	28.4%	$148,119,697
Consumer Services	14.3	74,609,362
Capital Goods	12.3	63,971,696
Technology	10.9	56,960,797
Health Care	8.2	42,768,137
Real Estate Investment Trusts	7.2	37,775,920
Basic Industries	5.5	28,507,324
Energy	4.0	20,926,098
Consumer Non-Durables	3.3	17,218,186
Consumer Durables	2.2	11,575,355
Utilities	0.6	3,053,295
Communications	0.5	2,930,386
SECURITIES LENDING COLLATERAL	27.8	145,401,288
SHORT-TERM INVESTMENTS	3.0	15,432,446
LIABILITIES IN EXCESS OF OTHER ASSETS	(28.2)	(147,305,236)
NET ASSETS	100.0%	$521,944,751

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
LONG/SHORT EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
LONG POSITIONS:
COMMON STOCK
Finance	21.4%	$202,718,101
Consumer Services	15.1	143,497,884
Energy	12.7	119,835,384
Health Care	11.6	109,459,872
Capital Goods	10.9	102,809,867
Technology	10.4	98,891,926
Basic Industries	6.0	56,674,963
Transportation	4.5	42,463,478
Real Estate Investment Trusts	2.2	21,325,050
Consumer Non-Durables	1.8	16,704,373
Communications	1.4	13,193,267
Utilities	0.7	6,774,822
Consumer Durables	0.3	2,638,184
EXCHANGE TRADED FUNDS	0.7	6,691,373
WARRANTS	0.1	241,041
SECURITIES LENDING COLLATERAL	25.6	242,880,958
SHORT-TERM INVESTMENTS	1.4	13,679,426

SHORT POSITIONS:
COMMON STOCK
Technology	(9.7)	(91,932,857)
Health Care	(6.8)	(64,179,920)
Consumer Services	(3.2)	(30,740,629)
Consumer Durables	(2.6)	(24,129,065)
Utilities	(2.3)	(21,976,399)
Consumer Non-Durables	(1.8)	(17,359,729)
Capital Goods	(1.7)	(15,962,659)
Communications	(1.4)	(13,391,254)
Finance	(0.9)	(8,496,998)
Transportation	(0.3)	(2,968,262)
Real Estate Investment Trusts	(0.2)	(1,607,154)
Basic Industries	(0.0)	(190,647)
Energy	(0.0)	(8)
EXCHANGE TRADED FUNDS	(1.8)	(16,577,234)
OPTIONS WRITTEN	(0.1)	(1,064,979)
OTHER ASSETS IN EXCESS OF LIABILITIES	6.0	57,021,915
NET ASSETS	100.0%	$946,924,090

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
LONG/SHORT RESEARCH FUND

Security Type/Sector Classification	% of Net Assets	Value
LONG POSITIONS:
COMMON STOCK
Technology	21.7%	$1,425,611,977
Finance	18.4	1,207,726,747
Capital Goods	11.5	755,860,643
Consumer Services	10.2	670,858,011
Energy	8.5	557,165,794
Health Care	7.9	518,583,189
Basic Industries	5.2	339,946,025
Consumer Non-Durables	4.8	313,015,977
Communications	3.0	199,213,516
Utilities	1.8	122,351,938
Consumer Durables	1.0	69,105,765
Transportation	0.4	26,775,093
WARRANTS	0.0	1,747,611
SHORT-TERM INVESTMENTS	6.1	400,097,506

SHORT POSITIONS:
COMMON STOCK
Technology	(9.9)	(651,490,493)
Finance	(8.4)	(553,898,714)
Consumer Services	(7.1)	(467,165,841)
Health Care	(4.6)	(300,634,950)
Energy	(3.6)	(235,404,888)
Consumer Non-Durables	(3.2)	(213,596,058)
Communications	(2.3)	(150,427,814)
Capital Goods	(2.2)	(147,934,230)
Basic Industries	(2.1)	(135,818,972)
Real Estate Investment Trusts	(1.3)	(82,484,873)
Transportation	(1.1)	(73,578,827)
Utilities	(0.8)	(50,367,321)
Consumer Durables	(0.7)	(49,244,765)
PREFERRED STOCKS	(0.0)	(6,014)
OTHER ASSETS IN EXCESS OF LIABILITIES	46.8	3,077,077,225
NET ASSETS	100.0%	$6,573,083,257

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 29

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

Portfolio Holdings Summary Tables (unaudited) (continued)

BOSTON PARTNERS
ALL-CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	28.4%	$510,932,440
Technology	24.2	434,039,901
Health Care	17.3	310,052,783
Capital Goods	8.5	152,020,602
Consumer Services	6.4	115,430,625
Energy	6.3	113,884,463
Consumer Non-Durables	2.5	44,066,676
Basic Industries	1.6	29,561,933
Consumer Durables	1.3	23,455,601
Communications	0.6	10,224,745
RIGHTS	0.0	—
SECURITIES LENDING COLLATERAL	19.3	347,380,390
SHORT-TERM INVESTMENTS	2.9	52,980,604
LIABILITIES IN EXCESS OF OTHER ASSETS	(19.3)	(346,836,030)
NET ASSETS	100.0%	$1,797,194,733

Portfolio holdings are subject to change at any time.

WPG PARTNERS
SMALL/MICRO CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	27.8%	$8,545,183
Capital Goods	13.5	4,163,821
Consumer Services	10.4	3,210,719
Real Estate Investment Trusts	10.0	3,069,088
Energy	7.7	2,352,733
Technology	6.4	1,968,575
Utilities	5.9	1,809,623
Transportation	4.3	1,334,939
Basic Industries	3.9	1,187,028
Consumer Durables	3.0	928,895
Health Care	1.7	515,906
Consumer Non-Durables	1.5	470,754
Communications	0.7	225,400
WARRANTS	0.0	14,613
SECURITIES LENDING COLLATERAL	27.3	8,388,754
SHORT-TERM INVESTMENTS	2.8	868,320
LIABILITIES IN EXCESS OF OTHER ASSETS	(26.9)	(8,272,980)
NET ASSETS	100.0%	$30,781,371

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
GLOBAL EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK:
Financials	18.9%	$111,470,897
Information Technology	18.5	109,157,968
Industrials	14.3	84,474,664
Health Care	11.2	66,294,302
Materials	9.2	54,621,696
Consumer Discretionary	7.1	41,732,201
Consumer Staples	6.9	40,682,159
Energy	5.5	32,688,676
Telecommunication Services	3.3	19,209,714
Utilities	0.5	3,253,892
PREFERRED STOCK	1.4	8,121,077
SECURITIES LENDING COLLATERAL	8.3	49,103,957
SHORT-TERM INVESTMENTS	3.2	18,828,594
LIABILITIES IN EXCESS OF OTHER ASSETS	(8.3)	(49,115,078)
NET ASSETS	100.0%	$590,524,719

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

30 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

Portfolio Holdings Summary Tables (unaudited) (concluded)

BOSTON PARTNERS
GLOBAL LONG/SHORT FUND

Security Type/Sector Classification	% of Net Assets	Value
LONG POSITIONS:
COMMON STOCK
Information Technology	19.4%	$202,074,621
Financials	18.1	188,547,549
Industrials	14.2	147,964,095
Health Care	10.8	112,834,759
Materials	9.1	94,956,946
Consumer Staples	7.8	80,928,769
Consumer Discretionary	7.1	74,198,405
Energy	5.7	59,715,095
Telecommunication Services	3.4	35,013,706
Utilities	0.5	5,721,684
PREFERRED STOCK	1.4	14,304,737
SHORT-TERM INVESTMENTS	3.1	32,614,119

SHORT POSITIONS:
COMMON STOCK
Industrials	(10.9)	(113,804,062)
Consumer Discretionary	(9.5)	(98,728,333)
Information Technology	(8.3)	(86,304,239)
Health Care	(5.5)	(57,450,668)
Financials	(4.8)	(49,972,965)
Materials	(4.5)	(47,307,247)
Consumer Staples	(3.7)	(39,169,084)
Energy	(2.0)	(20,777,403)
Real Estate	(0.5)	(5,193,730)
Utilities	(0.4)	(4,260,397)
OPTIONS WRITTEN	(0.2)	(1,911,597)
OTHER ASSETS IN EXCESS OF LIABILITIES	49.7	518,268,810
NET ASSETS	100.0%	$1,042,263,570

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
EMERGING MARKETS LONG/SHORT FUND

Security Type/Sector Classification	% of Net Assets	Value
LONG POSITIONS:
COMMON STOCK
Financials	13.7%	$7,777,744
Information Technology	8.3	4,728,894
Consumer Discretionary	6.8	3,844,894
Consumer Staples	6.5	3,677,557
Energy	5.1	2,931,919
Materials	3.8	2,193,858
Real Estate	3.8	2,139,255
Utilities	3.2	1,809,488
Industrials	3.0	1,709,943
Telecommunication Services	2.4	1,351,088
Health Care	1.8	1,029,250
EXCHANGE TRADED FUNDS	2.0	1,145,876
PREFERRED STOCK	5.5	3,120,437
WARRANTS	0.0	3,856
SHORT-TERM INVESTMENTS	29.1	16,525,812
OTHER ASSETS IN EXCESS OF LIABILITIES	5.0	2,839,097
NET ASSETS	100.0%	$56,828,968

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 31

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio of Investments

	Number of Shares	Value
COMMON STOCKS—97.4%
Basic Industries—5.5%
AgroFresh Solutions, Inc.(a)*	234,542	$1,669,939
Ferro Corp.(a)*	99,257	1,912,682
Graphic Packaging Holding Co.	415,812	5,426,347
Innophos Holdings, Inc.	75,507	3,447,650
JELD-WEN Holding, Inc.*	18,196	555,342
Orchids Paper Products Co.(a)	101,546	1,035,769
Orion Engineered Carbons SA	137,484	2,955,906
PolyOne Corp.	36,966	1,335,951
Schweitzer-Mauduit International, Inc.	83,913	3,182,820
SunCoke Energy, Inc.*	391,102	3,645,071
Valvoline, Inc.	156,874	3,339,847
		28,507,324
Capital Goods—12.3%
Aegion Corp.(a)*	119,864	2,597,453
Ampco-Pittsburgh Corp.	35,249	542,835
BMC Stock Holdings, Inc.(a)*	202,644	4,113,673
Cabot Corp.	27,873	1,468,350
CECO Environmental Corp.	170,881	1,276,481
Continental Building Products, Inc.(a)*	75,864	1,847,288
Curtiss-Wright Corp.(a)	26,628	2,578,123
Ferroglobe PLC	312,075	4,209,892
Ferroglobe Representation & Warranty Insurance*‡	276,005	0
Foundation Building Materials, Inc.(a)*	111,836	1,460,578
Gardner Denver Holdings, Inc.(a)*	119,395	2,804,588
Granite Construction, Inc.(a)	67,977	3,754,370
Hillenbrand, Inc.(a)	44,548	1,592,591
LCI Industries(a)	94,233	9,310,220
Minerals Technologies, Inc.	62,189	3,980,096
Olin Corp.(a)	80,588	2,597,351
Orion Group Holdings, Inc.*	260,422	1,572,949
Tutor Perini Corp.(a)*	51,448	1,345,365
WESCO International, Inc.(a)*	143,909	7,260,209
World Fuel Services Corp.(a)	279,655	9,659,284
		63,971,696
Communications—0.5%
AMC Networks, Inc. Class A(a)*	48,213	2,930,386
Consumer Durables—2.2%
La-Z-Boy, Inc.	96,404	2,299,235
Strattec Security Corp.	18,132	569,345
Tempur Sealy International, Inc.(a)*	27,891	1,726,453
Tower International, Inc.	130,696	2,934,125
Winnebago Industries, Inc.(a)	111,928	4,046,197
		11,575,355
Consumer Non-Durables—3.3%
Nu Skin Enterprises, Inc. Class A(a)	45,714	2,780,783
Skechers U.S.A., Inc. Class A*	203,458	5,377,395
Steven Madden Ltd.*	136,879	5,803,669
Universal Corp.	56,929	3,256,339
		17,218,186
Consumer Services—14.3%
ABM Industries, Inc.(a)	84,699	3,763,177
ACCO Brands Corp.*	200,044	2,190,482
Booz Allen Hamilton Holding Corp.	67,703	2,309,349
CBIZ, Inc.*	119,674	1,813,061
Civeo Corp.*	427,395	910,351
ClubCorp Holdings, Inc.(a)	329,323	5,598,491
Dick's Sporting Goods, Inc.(a)	63,722	1,679,712
Ennis, Inc.	47,715	911,356
Finish Line Inc., (The), Class A(a)	247,124	2,058,543
FTD Cos., Inc.*	93,763	1,255,487
FTI Consulting, Inc.(a)*	74,939	2,541,182
Group 1 Automotive, Inc.(a)	22,691	1,361,914
Heidrick & Struggles International, Inc.	86,774	1,583,625
ICF International, Inc.*	62,175	2,987,509
Jones Lang LaSalle, Inc.(a)	25,026	3,050,920
KAR Auction Services, Inc.	35,590	1,604,753
Korn/Ferry International	41,150	1,371,118
Lithia Motors, Inc. Class A(a)	74,221	8,015,868
MAXIMUS, Inc.	52,403	3,185,054
Navigant Consulting, Inc.*	132,346	2,028,864
Office Depot, Inc.(a)	526,560	2,258,942
On Assignment, Inc.(a)*	69,991	3,338,571
PRA Group, Inc.(a)*	52,165	1,507,569
RPX Corp.*	233,002	3,043,006
Scholastic Corp.(a)	57,789	2,278,620
Tailored Brands, Inc.(a)	248,948	2,942,565
Tetra Tech, Inc.(a)	114,133	4,862,066
TravelCenters of America LLC*	174,793	585,557
Viad Corp.	32,699	1,796,810
XO Group, Inc.*	95,319	1,774,840
		74,609,362
Energy—4.0%
Bristow Group, Inc.(a)	232,976	1,919,722
Dril-Quip, Inc.(a)*	43,554	1,635,453
Extraction Oil & Gas, Inc.(a)*	27,088	355,936
Gulfport Energy Corp.*	86,566	1,084,672
Jagged Peak Energy, Inc.(a)*	262,759	3,365,943
Kosmos Energy Ltd.(a)*	580,931	4,089,754
ProPetro Holding Corp.(a)*	109,766	1,263,407
RSP Permian, Inc.*	164,922	5,175,252
WildHorse Resource Development Corp.(a)*	186,614	2,035,959
		20,926,098
Finance—28.4%
Air Lease Corp.(a)	259,211	10,534,335
AMERISAFE, Inc.(a)	41,263	2,219,950
Assured Guaranty Ltd.	166,285	7,073,764
BankUnited, Inc.	71,401	2,376,225
CenterState Banks, Inc.(a)	122,131	2,988,546
Columbia Banking System, Inc.(a)	24,605	914,568
Essent Group Ltd.*	175,791	6,869,912
FCB Financial Holdings, Inc., Class A*	75,261	3,281,380

The accompanying notes are an integral part of the financial statements.

32 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	Portfolio of Investments

	Number of Shares	Value
Finance—(continued)
Federal Agricultural Mortgage Corp., Class C	50,681	$3,452,390
First American Financial Corp.	95,332	4,676,988
First Citizens BancShares Inc., Class A	7,364	2,507,516
First Midwest Bancorp Inc.	67,297	1,418,621
FirstCash, Inc.	111,016	6,516,639
Flushing Financial Corp.	59,909	1,637,912
Gladstone Capital Corp.	34,291	312,048
Global Indemnity Ltd.*	31,515	1,273,836
Greenhill & Co, Inc.(a)	64,937	977,302
Hanmi Financial Corp.	92,008	2,456,614
Hanover Insurance Group Inc., (The)(a)	40,038	3,930,931
Heritage Financial Corp.(a)	77,067	2,015,302
Hope Bancorp, Inc.(a)	123,302	1,990,094
Infinity Property & Casualty Corp.	24,969	2,208,508
James River Group Holdings Ltd.	92,805	3,701,063
Maiden Holdings Ltd.(a)	525,843	3,812,362
National General Holdings Corp.	105,645	1,813,925
Navient Corp.(a)	284,916	3,760,891
Navigators Group, Inc. (The)(a)	39,788	2,220,170
Nelnet, Inc., Class A	141,609	6,716,515
OneBeacon Insurance Group Ltd., Class A(a)	137,520	2,505,614
Park Sterling Corp.	97,740	1,111,304
PennyMac Financial Services, Inc. Class A*	163,217	2,774,689
Radian Group, Inc.(a)	494,800	8,659,000
Safety Insurance Group, Inc.	22,550	1,610,070
Silvercrest Asset Management Group, Inc. Class A	177,065	2,169,046
SLM Corp.*	1,045,312	10,630,823
State Auto Financial Corp.	49,880	1,234,031
State National Cos, Inc.	184,113	3,824,027
Stewart Information Services Corp.(a)	122,083	4,404,755
Stifel Financial Corp.(a)*	120,799	5,768,152
Walker & Dunlop, Inc.(a)*	161,244	7,770,348
Washington Federal, Inc.(a)	63,985	1,999,531
		148,119,697
Health Care—8.2%
Chemed Corp.	37,010	7,301,703
ICON PLC*	66,445	7,534,199
Integra LifeSciences Holdings Corp.(a)*	55,703	2,840,296
LHC Group, Inc.*	38,577	2,517,149
LifePoint Health, Inc.(a)*	79,392	4,600,767
Owens & Minor, Inc.(a)	59,444	1,660,865
PAREXEL International Corp.*	88,533	7,781,165
PharMerica Corp.*	163,944	4,819,954
Select Medical Holdings Corp.*	199,572	3,712,039
		42,768,137
Real Estate Investment Trusts—7.2%
Altisource Residential Corp.(a)	57,814	700,128
Anworth Mortgage Asset Corp.(a)	274,825	1,665,440
Ares Commercial Real Estate Corp.	298,706	3,939,932
Blackstone Mortgage Trust, Inc. Class A(a)	112,610	3,530,324
Chatham Lodging Trust(a)	131,004	2,656,761
CYS Investments, Inc.(a)	812,894	7,145,338
Gladstone Commercial Corp.	40,346	863,405
MFA Financial, Inc.	643,344	5,648,560
MTGE Investment Corp.	65,511	1,257,811
Starwood Property Trust, Inc.(a)	106,178	2,358,213
Two Harbors Investment Corp.(a)	782,992	8,010,008
		37,775,920
Technology—10.9%
Bel Fuse, Inc., Class B	126,858	3,234,879
Belden, Inc.(a)	90,172	6,949,556
Brooks Automation, Inc.	270,933	7,063,223
Cars.com, Inc.(a)*	55,968	1,447,332
Coherent, Inc.(a)*	26,723	6,235,010
Convergys Corp.	60,503	1,421,821
EnerSys	72,286	4,633,533
EVERTEC, Inc.	94,058	1,730,667
Insight Enterprises, Inc.*	43,692	1,751,175
NETGEAR, Inc.(a)*	64,593	3,100,464
PC Connection, Inc.	29,063	741,397
SMART Global Holdings, Inc.*	106,526	2,116,672
Sykes Enterprises, Inc.*	183,630	4,895,576
SYNNEX Corp.	31,931	3,819,267
TeleTech Holdings, Inc.(a)	157,124	6,237,823
Teradyne, Inc.	44,437	1,582,402
		56,960,797
Utilities—0.6%
Portland General Electric Co.	35,312	1,677,673
Pure Cycle Corp.(a)*	189,741	1,375,622
		3,053,295
TOTAL COMMON STOCKS (Cost $404,333,818)		508,416,253
SECURITIES LENDING COLLATERAL—27.8%
Mount Vernon Liquid Assets Portfolio, LLC, 1.31%	145,401,288	145,401,288
TOTAL SECURITIES LENDING COLLATERAL (Cost $145,401,288)		145,401,288

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 33

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)	Portfolio of Investments

	Number of Shares	Value
SHORT-TERM INVESTMENTS—3.0%
Fidelity Investments Money Market Funds - Government Portfolio, 0.82%	15,432,446	$15,432,446
TOTAL SHORT-TERM INVESTMENTS (Cost $15,432,446)		15,432,446
TOTAL INVESTMENTS—128.2%
(Cost $565,167,552)		669,249,987
LIABILITIES IN EXCESS OF OTHER ASSETS—(28.2)%		(147,305,236)
NET ASSETS—100.0%		$521,944,751

PLC	—	Public Limited Company
*	—	Non-income producing.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2017, these securities amounted to $0 or 0.0% of net assets.
(a)	—	All or a portion of the security is on loan. At August 31, 2017, the market value of securities on loan was $143,464,316.

A summary of the inputs used to value the Fund’s investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$508,416,253	$508,416,253	$—	$—
Securities Lending Collateral	145,401,288	145,401,288	—	—
Short-Term Investments	15,432,446	15,432,446	—	—
Total Assets	$669,249,987	$669,249,987	$—	$—

The accompanying notes are an integral part of the financial statements.

34 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio of Investments

	Number of Shares	Value
LONG POSITIONS—126.8%
COMMON STOCKS—99.0%
Basic Industries—6.0%
AK Steel Holding Corp.(a)*	615,647	$3,447,623
Alcoa Corp.(a)*	85,923	3,770,301
American Vanguard Corp.	220,407	4,463,242
CF Industries Holdings, Inc.(a)	85,197	2,469,861
CONSOL Energy, Inc.(a)*	175,033	2,546,730
Freeport-McMoRan, Inc.*	343,232	5,072,969
Monsanto Co.†	31,422	3,682,658
Mosaic Co., (The)	120,063	2,398,859
Nexeo Solutions, Inc.*	257,041	1,842,984
Nucor Corp.	67,554	3,722,901
POSCO - SP ADR†	83,765	6,334,309
Potash Corp. of Saskatchewan, Inc.	153,211	2,664,339
Rio Tinto PLC - SP ADR†	119,828	5,881,158
Tahoe Resources, Inc.	636,541	3,036,301
Ternium SA - SP ADR	115,979	3,529,241
UFP Technologies, Inc.*	68,101	1,811,487
		56,674,963
Capital Goods—10.9%
Aegion Corp.*	159,365	3,453,440
Aerojet Rocketdyne Holdings, Inc.(a)*	180,046	5,334,763
Ampco-Pittsburgh Corp.	109,353	1,684,036
Arconic, Inc.(a)	120,587	3,071,351
BMC Stock Holdings, Inc.(a)*	241,977	4,912,133
Builders FirstSource, Inc.(a)*	223,829	3,643,936
CECO Environmental Corp.	419,438	3,133,202
Chicago Bridge & Iron Co. NV(a)†	186,961	2,307,099
Colfax Corp.(a)*	107,660	4,293,481
Columbus McKinnon Corp.	140,385	4,636,917
Daqo New Energy Corp. - ADR*	153,068	3,894,050
DMC Global, Inc.(a)	148,423	1,922,078
Fairmount Santrol Holdings, Inc.(a)*	710,066	2,172,802
Ferroglobe PLC	343,267	4,630,672
Ferroglobe Representation & Warranty Insurance*‡	386,647	0
Fluor Corp.(a)†	122,744	4,734,236
FreightCar America, Inc.(a)	205,027	3,723,290
Graham Corp.	111,797	2,239,294
Hexcel Corp.(a)	55,957	3,008,808
IES Holdings, Inc.(a)*	49,620	818,730
Jacobs Engineering Group, Inc.(a)	73,588	4,009,810
KLX, Inc.(a)*	48,253	2,313,249
Manitex International, Inc.*	463,245	4,252,589
NCI Building Systems, Inc.(a)*	166,213	2,792,378
NOW, Inc.(a)*	201,527	2,349,805
Preformed Line Products Co.†	17,341	906,067
Quanta Services, Inc.(a)*	58,362	2,096,947
Safran SA - ADR	171,358	4,152,004
Triumph Group, Inc.(a)	123,658	3,252,205
Tutor Perini Corp.(a)*	186,726	4,882,885
WESCO International, Inc.*	48,630	2,453,383
World Fuel Services Corp.†	166,017	5,734,227
		102,809,867
Communications—1.4%
Iridium Communications, Inc.(a)*	334,590	3,713,949
Liberty Global PLC LiLAC, Class C*	190,013	4,900,435
Liberty Global PLC, Series C*	138,628	4,578,883
		13,193,267
Consumer Durables—0.3%
Flexsteel Industries, Inc.	30,824	1,402,492
La-Z-Boy, Inc.	51,811	1,235,692
		2,638,184
Consumer Non-Durables—1.8%
Leucadia National Corp.†	185,615	4,395,363
Nomad Foods Ltd.*	308,143	4,628,308
PVH Corp.	37,720	4,748,571
VF Corp.(a)	46,638	2,932,131
		16,704,373
Consumer Services—15.1%
ACCO Brands Corp.*	201,755	2,209,217
Alibaba Group Holding Ltd. - SP ADR(a)*	28,533	4,900,258
AutoZone, Inc.(a)*	4,809	2,541,268
Barrett Business Services, Inc.(a)†	117,756	6,073,855
BG Staffing, Inc.(a)	31,071	502,418
Boot Barn Holdings, Inc.(a)*	233,829	1,894,015
Carter's, Inc.(a)	48,907	4,240,726
CDI Corp.*	254,281	2,085,104
Cheesecake Factory Inc., (The)	34,119	1,413,550
Civeo Corp.*	712,320	1,517,242
comScore, Inc.(a)*	90,917	2,641,139
Ctrip.com International Ltd. - ADR(a)*	33,071	1,701,503
CVS Health Corp.†	76,507	5,917,051
Dollar Tree, Inc.*	40,705	3,241,746
Drive Shack, Inc.(a)	1,022,798	2,761,555
eBay, Inc.*	103,231	3,729,736
Francesca's Holdings Corp.(a)*	472,697	3,431,780
Gray Television, Inc.(a)*	186,298	2,664,061
Heidrick & Struggles International, Inc.	193,135	3,524,714
ICF International, Inc.*	55,525	2,667,976
IHS Markit Ltd.(a)*	59,472	2,785,669
ILG, Inc.(a)	140,528	3,709,939
International Game Technology PLC†	227,128	4,626,597
J. Jill, Inc.(a)*	423,495	4,112,137
JD.com, Inc. - ADR*	63,635	2,666,943
Jones Lang LaSalle, Inc.(a)	27,470	3,348,868
Korn/Ferry International	100,540	3,349,993
La Quinta Holdings, Inc.*	208,337	3,291,725
Liberty Expedia Holdings, Inc. Class A*†	45,671	2,497,747
Lions Gate Entertainment Corp. Class B*	147,892	4,151,329
ManpowerGroup, Inc.(a)	30,179	3,365,260
National CineMedia, Inc.	159,301	861,818
Perficient, Inc.(a)*	198,407	3,630,848

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 35

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Consumer Services—(continued)
Planet Payment, Inc.*	253,840	$1,005,206
Points International Ltd.*	122,948	1,032,763
PRGX Global, Inc.*	161,819	1,092,278
Sirius XM Holdings, Inc.(a)	397,348	2,284,751
Stars Group Inc., (The)*	183,988	3,026,317
Tailored Brands, Inc.(a)†	235,974	2,789,213
Team, Inc.(a)*	82,037	1,013,157
Tetra Tech, Inc.(a)	92,322	3,932,917
Time Warner, Inc.†	42,524	4,299,176
Townsquare Media, Inc. Class A*	199,993	1,995,930
Tractor Supply Co.(a)	31,191	1,856,176
Travelport Worldwide Ltd.	207,823	3,146,440
Twenty-First Century Fox, Inc., Class A(a)	120,612	3,327,685
Vipshop Holdings Ltd. - ADR*	213,759	1,990,096
Walgreens Boots Alliance, Inc.	51,865	4,226,998
Wynn Resorts Ltd.(a)	31,808	4,420,994
		143,497,884
Energy—12.7%
Anadarko Petroleum Corp.	72,219	2,955,924
Andeavor†	60,277	6,036,742
Baker Hughes a GE Co.	53,977	1,829,820
Basic Energy Services, Inc.(a)*	285,692	4,068,254
Canadian Natural Resources Ltd.†	150,619	4,642,078
Chevron Corp.	63,325	6,815,037
Cimarex Energy Co.	19,911	1,984,928
Dawson Geophysical Co.(a)*	228,365	954,566
Diamond Offshore Drilling, Inc.(a)*	124,652	1,416,047
Dril-Quip, Inc.(a)*	50,082	1,880,579
Energen Corp.(a)*	86,193	4,419,977
Enerplus Corp.	336,234	2,985,758
EOG Resources, Inc.	44,951	3,820,385
EQT Corp.(a)	91,155	5,682,603
Gulf Island Fabrication, Inc.(a)	67,102	751,542
Gulfport Energy Corp.*	112,894	1,414,562
Halcon Resources Corp.*	420,000	2,599,800
Halliburton Co.†	118,589	4,621,413
Jagged Peak Energy, Inc.(a)*	224,463	2,875,371
Key Energy Services, Inc.(a)*	148,984	1,896,566
Kosmos Energy Ltd.(a)*†	656,068	4,618,719
LUKOIL PJSC - SP ADR	43,364	2,179,908
Marathon Oil Corp.(a)	235,484	2,618,582
Midstates Petroleum Co, Inc.*	115,133	1,668,277
Mitcham Industries, Inc.*	381,308	1,429,905
National Oilwell Varco, Inc.(a)	104,422	3,202,623
Oceaneering International, Inc.	125,908	2,839,225
Parsley Energy, Inc., Class A*	82,738	2,072,587
PBF Energy, Inc. Class A(a)	168,708	3,995,005
Phillips 66(a)	62,211	5,213,904
Pioneer Natural Resources Co.	32,898	4,265,226
Rice Energy, Inc.(a)*	153,918	4,211,196
SandRidge Energy, Inc.(a)*	112,840	1,943,105
Schlumberger Ltd.	73,654	4,677,766
Valero Energy Corp.(a)	68,543	4,667,778
Viper Energy Partners LP	389,327	6,579,626
		119,835,384
Finance—21.4%
AerCap Holdings NV*†	87,012	4,376,704
Affiliated Managers Group, Inc.(a)	26,608	4,701,368
AMERCO(a)	7,468	2,787,132
American International Group, Inc.†	69,311	4,191,929
AmTrust Financial Services, Inc.(a)	1,141,821	14,158,580
Aspen Insurance Holdings Ltd.†	71,095	3,213,494
Axis Capital Holdings Ltd.†	41,628	2,507,671
Bank of America Corp.†	554,320	13,242,705
Bar Harbor Bankshares	19,990	524,937
Berkshire Hathaway, Inc., Class B*†	58,418	10,583,005
BGC Partners, Inc., Class A	272,797	3,543,633
Boulevard Acquisition, Corp. II*	227,000	2,376,690
Century Bancorp, Inc., Class A†	33,518	2,239,002
Charles Schwab Corp., (The)†	110,736	4,418,366
Chubb Ltd.†	41,682	5,894,668
Citigroup, Inc.†	328,539	22,350,508
Discover Financial Services(a)	79,756	4,701,616
East West Bancorp, Inc.†	62,381	3,454,036
EZCORP, Inc., Class A(a)*	379,316	3,432,810
Fanhua, Inc. - SP ADR	260,744	2,320,622
Federated National Holding Co.	104,336	1,621,381
Flushing Financial Corp.†	88,734	2,425,988
Heritage Insurance Holdings, Inc.(a)	145,169	1,652,023
JPMorgan Chase & Co.†	79,622	7,236,844
Lazard Ltd., Class A†	106,602	4,572,160
Loews Corp.	86,512	4,029,729
Maiden Holdings Ltd.(a)†	658,244	4,772,269
Morgan Stanley†	188,148	8,560,734
National Western Life Group, Inc., Class A(a)†	6,874	2,298,734
Nationstar Mortgage Holdings, Inc.(a)*	164,054	2,825,010
New Residential Investment Corp.†	271,859	4,480,236
Oaktree Capital Group LLC(a)	85,097	3,888,933
PennyMac Financial Services, Inc. Class A*†	259,326	4,408,542
Silver Run Acquisition Corp. II Class A*	451,952	4,605,391
State Street Corp.†	66,320	6,133,937
Stifel Financial Corp.(a)*	57,754	2,757,754
SVB Financial Group*	28,627	4,847,696
Synchrony Financial†	172,574	5,313,554
Triton International Ltd.	102,190	3,772,855
Validus Holdings Ltd.†	75,664	3,794,550
White Mountains Insurance Group Ltd.	4,248	3,700,305
		202,718,101
Health Care—11.6%
Abbott Laboratories	108,976	5,551,237
Allergan PLC	24,526	5,628,226
Anthem, Inc.	26,967	5,286,611
Carriage Services, Inc.(a)	84,546	2,070,532
Cascadian Therapeutics, Inc.(a)*	333,368	1,206,792
Cigna Corp.†	36,857	6,710,185

The accompanying notes are an integral part of the financial statements.

36 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Health Care—(continued)
DaVita HealthCare Partners, Inc.*	70,512	$4,129,183
Envision Healthcare Corp.*	42,593	2,232,299
Five Star Senior Living, Inc.*	395,262	642,301
Fresenius Medical Care AG & Co. KGaA - ADR†	109,546	5,149,757
Gilead Sciences, Inc.	57,228	4,790,556
HCA Healthcare, Inc.(a)*†	71,704	5,640,237
Keryx Biopharmaceuticals, Inc.(a)*	353,798	2,550,884
Laboratory Corp. of America Holdings*†	40,695	6,383,825
LHC Group, Inc.*†	75,878	4,951,039
Mallinckrodt PLC(a)*	66,234	2,720,893
Medtronic PLC#	76,500	6,167,430
Merck & Co., Inc.†	101,011	6,450,562
Mylan NV*	148,685	4,680,604
Paratek Pharmaceuticals, Inc.(a)*	116,987	3,299,033
PharMerica Corp.*†	180,339	5,301,967
Psychemedics Corp.	6,392	135,127
Sanofi - ADR†	131,225	6,409,029
Shire PLC - ADR	27,767	4,148,112
UnitedHealth Group, Inc.†	36,317	7,223,451
		109,459,872
Real Estate Investment Trusts—2.2%
Colony NorthStar, Inc. Class A(a)	329,992	4,326,195
Kimco Realty Corp.(a)	151,628	2,974,942
Marcus & Millichap, Inc.(a)*	39,098	1,029,450
MedEquities Realty Trust, Inc.	355,983	4,083,125
Outfront Media, Inc.(a)	125,351	2,757,722
Realogy Holdings Corp.†	123,430	4,184,277
Wheeler Real Estate Investment Trust, Inc.(a)	187,914	1,969,339
		21,325,050
Technology—10.4%
51job, Inc. - ADR(a)*	60,421	3,589,007
Alliance Data Systems Corp.(a)	18,402	4,149,651
ARRIS International PLC*	86,784	2,417,802
Baidu, Inc. - SP ADR*	16,821	3,836,029
Belden, Inc.(a)	59,153	4,558,922
Capgemini SE - ADR	232,267	5,156,327
Cars.com, Inc.(a)*	93,430	2,416,100
CDW Corp.	43,354	2,749,511
Citrix Systems, Inc.*	35,638	2,787,248
Cognizant Technology Solutions Corp., Class A†#	67,156	4,752,630
CommerceHub, Inc., Series A*†	1,930	42,788
CommerceHub, Inc., Series C*†	3,862	81,990
Dolby Laboratories, Inc. Class A(a)†	78,735	3,972,968
First Data Corp., Class A*	223,048	4,106,314
Flextronics Ltd.*†	299,440	4,871,889
Gaia, Inc.(a)*	84,428	941,372
Generac Holdings, Inc.(a)*	67,062	2,707,964
Hollysys Automation Technologies, Ltd.(a)	120,202	2,444,909
Infosys Ltd. - SP ADR(a)	213,095	3,196,425
Insight Enterprises, Inc.*	15,689	628,815
InterDigital Inc.(a)	48,387	3,452,412
Luxoft Holding, Inc.*	68,666	3,477,933
Net 1 UEPS Technologies, Inc.*	199,904	1,865,104
NetEase, Inc. - ADR	8,181	2,256,647
Oracle Corp.†	90,046	4,532,015
PayPal Holdings, Inc.*†	69,660	4,296,629
Quality Systems, Inc.(a)*	168,686	2,656,805
VeriSign, Inc.(a)*	37,349	3,874,959
Yandex NV, Class A*	168,808	5,065,928
Yelp, Inc.(a)*	82,259	3,504,233
Zebra Technologies Corp., Class A*	43,657	4,500,600
		98,891,926
Transportation—4.5%
AP Moller - Maersk A/S - ADR	326,848	3,373,071
Atlas Air Worldwide Holdings, Inc.(a)*	70,629	4,718,017
Controladora Vuela Cia de Aviacion SAB de CV - ADR*	179,919	2,268,779
Dorian LPG Ltd.(a)*	275,060	1,886,912
Expeditors International of Washington, Inc.(a)	41,878	2,349,356
Gener8 Maritime, Inc.(a)*	415,116	1,868,022
Golar LNG Partners LP(a)	108,162	2,377,401
Overseas Shipholding Group, Inc.*	332,600	751,676
Ryanair Holdings PLC - SP ADR*	35,428	4,028,164
Safe Bulkers, Inc.(a)*	1,612,888	5,225,757
Scorpio Bulkers, Inc.(a)*	304,688	2,452,738
Scorpio Tankers, Inc.	526,363	2,142,297
Teekay LNG Partners LP(a)	264,192	4,491,264
XPO Logistics, Inc.(a)*	74,020	4,530,024
		42,463,478
Utilities—0.7%
Cheniere Energy, Inc.(a)*	78,914	3,376,730
MPLX LP	99,012	3,398,092
		6,774,822
TOTAL COMMON STOCKS (Cost $766,061,847)		936,987,171
EXCHANGE TRADED FUNDS—0.7%
Energy—0.7%
Alerian MLP ETF(a)	597,444	6,691,373
TOTAL EXCHANGE TRADED FUNDS (Cost $6,195,775)		6,691,373
WARRANTS—0.1%
Finance—0.1%
Silver Run Acquisition Corp. II *	150,651	241,041
TOTAL WARRANTS (Cost $251,084)		241,041
SECURITIES LENDING COLLATERAL—25.6%
Mount Vernon Liquid Assets Portfolio, LLC, 1.31%	242,880,958	242,880,958
TOTAL SECURITIES LENDING COLLATERAL (Cost $242,880,958)		242,880,958

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 37

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
SHORT-TERM INVESTMENTS—1.4%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.88%	13,679,426	$13,679,426
TOTAL SHORT-TERM INVESTMENTS (Cost $13,679,426)		13,679,426
TOTAL LONG POSITIONS—126.8%
(Cost $1,029,069,090)		1,200,479,969
SECURITIES SOLD SHORT—(32.7%)
COMMON STOCKS—(30.9%)
Basic Industries—0.0%
Kennady Diamonds, Inc.*	(45,900)	(117,622)
Tanzanian Royalty Exploration Corp.*	(171,865)	(73,025)
		(190,647)
Capital Goods—(1.7%)
AAON, Inc.	(148,513)	(4,841,524)
American Outdoor Brands Corp.*	(96,172)	(1,569,527)
Applied Energetics, Inc.*	(238,070)	(7,166)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
EnviroStar, Inc.	(47,643)	(1,574,601)
Griffon Corp.	(148,622)	(2,756,938)
Proto Labs, Inc.*	(72,603)	(5,212,896)
		(15,962,659)
Communications—(1.4%)
CTC Communications Group, Inc.*‡	(98,900)	0
Gogo, Inc.*	(206,241)	(2,889,436)
Netflix, Inc.*	(60,110)	(10,501,818)
		(13,391,254)
Consumer Durables—(2.6%)
LGI Homes, Inc.*	(63,253)	(2,690,783)
Qsound Labs, Inc.*‡	(4,440)	0
Sharp Corp.*	(990,000)	(2,970,775)
Tesla Motors, Inc.*	(40,836)	(14,533,532)
Universal Electronics, Inc.*	(67,190)	(3,933,975)
		(24,129,065)
Consumer Non-Durables—(1.8%)
Amish Naturals, Inc.*‡	(25,959)	0
Amplify Snack Brands, Inc.*	(160,969)	(1,160,586)
Calavo Growers, Inc.	(72,970)	(4,899,936)
elf Beauty, Inc.*	(173,662)	(3,593,067)
MGP Ingredients, Inc.	(87,948)	(4,945,316)
Teligent, Inc.*	(399,540)	(2,760,821)
Valence Technology, Inc.*‡	(27,585)	(3)
		(17,359,729)
Consumer Services—(3.2%)
Carvana Co.*	(76,230)	(1,360,705)
Casey's General Stores, Inc.	(38,388)	(4,046,863)
Cimpress NV*	(47,657)	(4,405,413)
Corporate Resource Services, Inc.*	(218,896)	(296)
Freshii, Inc.*	(200,079)	(1,490,879)
Jamba, Inc.*	(111,749)	(1,099,610)
PetMed Express, Inc.	(64,394)	(2,335,570)
Red Robin Gourmet Burgers, Inc.*	(66,626)	(3,797,682)
Sturm Ruger & Co, Inc.	(33,396)	(1,529,537)
Trade Desk Inc., (The)*	(46,083)	(2,441,017)
Tuniu Corp. - SP ADR*	(309,373)	(2,320,297)
US Auto Parts Network, Inc.*	(435,479)	(1,271,599)
Wayfair, Inc.*	(30,800)	(2,187,108)
Wingstop, Inc.*	(75,719)	(2,454,053)
		(30,740,629)
Energy—(0.0%)
Beard Co.*	(9,710)	(8)

Finance—(0.9%)
Cincinnati Financial Corp.	(55,005)	(4,226,584)
RLI Corp.	(79,791)	(4,270,414)
		(8,496,998)
Health Care—(6.8%)
Abaxis, Inc.	(99,391)	(4,593,852)
Acorda Therapeutics, Inc.*	(102,208)	(2,125,926)
Analogic Corp.	(53,488)	(3,827,066)
AtriCure, Inc.*	(206,456)	(4,630,808)
AxoGen, Inc.*	(237,109)	(4,173,118)
Blueprint Medicines Corp.*	(35,181)	(1,907,514)
BodyTel Scientific, Inc.*‡	(4,840)	(1)
CareView Communications, Inc.*	(207,465)	(12,967)
Corindus Vascular Robotics, Inc.*	(624,000)	(1,191,840)
Cross Country Healthcare, Inc.*	(325,244)	(4,026,521)
Endologix, Inc.*	(213,502)	(903,113)
Exact Sciences Corp.*	(79,417)	(3,326,778)
GenMark Diagnostics, Inc.*	(285,104)	(2,776,913)
Heska Corp.*	(29,805)	(3,031,765)
Illumina, Inc.*	(12,351)	(2,525,285)
Insulet Corp.*	(96,555)	(5,605,983)
Invacare Corp.	(255,350)	(3,447,225)
K2M Group Holdings, Inc.*	(144,654)	(3,382,011)
Luminex Corp.	(138,029)	(2,668,101)
OraSure Technologies, Inc.*	(237,956)	(4,856,682)
STAAR Surgical Co.*	(432,339)	(5,166,451)
		(64,179,920)
Real Estate Investment Trusts—(0.2%)
Redfin Corp.*	(72,102)	(1,607,154)

Technology—(9.7%)
2U, Inc.*	(38,496)	(1,928,649)
8x8, Inc.*	(143,509)	(2,030,652)
Advanced Micro Devices, Inc.*	(165,407)	(2,150,291)
Ambarella, Inc.*	(85,822)	(4,668,717)
ANTs software, Inc.*‡	(10,334)	(1)
Atlassian Corp. PLC, Class A*	(115,691)	(4,118,600)
Axcelis Technologies, Inc.*	(167,355)	(3,497,719)
Benefitfocus, Inc.*	(37,700)	(1,163,045)
Callidus Software, Inc.*	(127,545)	(3,284,284)
Capstone Turbine Corp.*	(33,777)	(21,651)
Carbonite, Inc.*	(205,832)	(4,116,640)
Cavium, Inc.*	(34,283)	(2,170,457)
Cirrus Logic, Inc.*	(55,720)	(3,230,646)
Consygen, Inc.*‡	(200)	0

The accompanying notes are an integral part of the financial statements.

38 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Technology—(continued)
Cornerstone OnDemand, Inc.*	(74,628)	$(2,610,487)
Ener1, Inc.*‡	(102,820)	(10)
FireEye, Inc.*	(204,041)	(3,013,686)
Impinj, Inc.*	(87,602)	(3,349,900)
Inseego Corp.*	(801,495)	(1,130,108)
Interliant, Inc.*‡	(600)	0
Knowles Corp.*	(248,326)	(3,642,942)
Kulicke & Soffa Industries, Inc.*	(149,741)	(2,849,571)
Materialise NV - ADR*	(222,600)	(3,076,332)
Medidata Solutions, Inc.*	(52,884)	(3,964,185)
MINDBODY, Inc. Class A*	(149,625)	(3,538,631)
Nestor, Inc.*‡	(15,200)	(2)
New Relic, Inc.*	(54,392)	(2,605,377)
Proofpoint, Inc.*	(31,553)	(2,895,303)
PROS Holdings, Inc.*	(130,390)	(3,434,473)
Snap, Inc. Class A*	(247,509)	(3,591,356)
Splunk, Inc.*	(42,308)	(2,838,444)
Tableau Software, Inc. Class A*	(48,494)	(3,514,845)
Tiger Telematics, Inc.*‡	(6,510)	0
Tyler Technologies, Inc.*	(25,135)	(4,343,328)
Uni-Pixel, Inc.*	(19,665)	(2,165)
Workday, Inc. Class A*	(47,982)	(5,263,146)
Worldgate Communications, Inc.*‡	(582,655)	(58)
XRiver Corp.*‡	(34,156)	0
Zendesk, Inc.*	(141,867)	(3,887,156)
		(91,932,857)
Transportation—(0.3%)
Hawaiian Holdings, Inc.*	(69,271)	(2,968,262)

Utilities—(2.3%)
Cadiz, Inc.*	(124,171)	(1,514,886)
California Water Service Group	(53,420)	(2,000,579)
Chesapeake Utilities Corp.	(30,598)	(2,431,011)
El Paso Electric Co.	(65,507)	(3,638,914)
MGE Energy, Inc.	(29,366)	(1,867,678)
New Jersey Resources Corp.	(40,857)	(1,783,408)
NorthWestern Corp.	(24,381)	(1,470,662)
ONE Gas, Inc.	(24,589)	(1,850,076)
PNM Resources, Inc.	(45,604)	(1,933,610)
Spire, Inc.	(22,065)	(1,687,972)
WGL Holdings, Inc.	(21,334)	(1,797,603)
		(21,976,399)
TOTAL COMMON STOCKS (Proceeds $(267,818,790))		(292,935,581)
EXCHANGE TRADED FUNDS—(1.8%)
Finance—(1.8%)
iShares 20+ Year Treasury Bond ETF	(63,505)	$(8,128,005)
SPDR Bloomberg Barclays International Treasury Bond ETF*	(294,912)	(8,449,229)
		(16,577,234)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $(16,580,195))		(16,577,234)
TOTAL SECURITIES SOLD SHORT—(32.7%) (Proceeds $(284,398,985))		(309,512,815)

	Number of Contracts	Notional Amount
OPTIONS WRITTEN††—(0.1%)
Call Options Written—(0.0%)
Sears Holdings Corp.
Expiration: 01/18/2019, Exercise Price: 10.00	(3,315)	(2,721,615)	(500,565)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(933,466))			(500,565)
Put Options Written—(0.1%)
Cognizant Technology Solutions Corp., Class A
Expiration: 01/18/2019, Exercise Price: 45.00	(694)	(4,911,438)	(55,520)
Medtronic PLC
Expiration: 01/18/2019, Exercise Price: 70.00	(695)	(5,603,090)	(243,250)
Wells Fargo & Co.
Expiration: 01/18/2019, Exercise Price: 40.00	(1,692)	(8,641,044)	(265,644)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(1,937,914))			(564,414)
TOTAL OPTIONS WRITTEN (Premiums received $(2,871,380))			(1,064,979)
OTHER ASSETS IN EXCESS OF LIABILITIES—6.0%			57,021,915
NET ASSETS—100.0%			$946,924,090

ADR	— American Depositary Receipt
PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 39

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)	Portfolio of Investments

(a)	—	All or a portion of the security is on loan. At August 31, 2017, the market value of securities on loan was $238,127,219.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2017, short securities amounted to $(82) or (0.0%) of net assets.

A summary of the inputs used to value the Fund’s investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$56,674,963	$56,674,963	$—	$—
Capital Goods	102,809,867	102,809,867	—	—
Communications	13,193,267	13,193,267	—	—
Consumer Durables	2,638,184	2,638,184	—	—
Consumer Non-Durables	16,704,373	16,704,373	—	—
Consumer Services	143,497,884	143,497,884	—	—
Energy	119,835,384	119,835,384	—	—
Finance	202,718,101	202,718,101	—	—
Health Care	109,459,872	109,459,872	—	—
Real Estate Investment Trusts	21,325,050	21,325,050	—	—
Technology	98,891,926	98,891,926	—	—
Transportation	42,463,478	42,463,478	—	—
Utilities	6,774,822	6,774,822	—	—
Exchange Traded Funds	6,691,373	6,691,373	—	—
Warrants	241,041	241,041	—	—
Securities Lending Collateral	242,880,958	242,880,958	—	—
Short-Term Investments	13,679,426	13,679,426	—	—
Total Assets	$1,200,479,969	$1,200,479,969	$—	$—

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(190,647)	$(190,647)	$—	$—
Capital Goods	(15,962,659)	(15,962,652)	—	(7)
Communications	(13,391,254)	(13,391,254)	—	—
Consumer Durables	(24,129,065)	(21,158,290)	(2,970,775)	—
Consumer Non-Durables	(17,359,729)	(17,359,726)	—	(3)
Consumer Services	(30,740,629)	(30,740,333)	(296)	—
Energy	(8)	—	(8)	—
Finance	(8,496,998)	(8,496,998)	—	—
Health Care	(64,179,920)	(64,179,919)	—	(1)
Real Estate Investment Trusts	(1,607,154)	(1,607,154)	—	—
Technology	(91,932,857)	(91,932,786)	—	(71)
Transportation	(2,968,262)	(2,968,262)	—	—
Utilities	(21,976,399)	(21,976,399)	—	—
Exchange Traded Funds	(16,577,234)	(16,577,234)	—	—
Options Written
Equity Contracts	(1,064,979)	(766,209)	(298,770)	—
Total Liabilities	$(310,577,794)	$(307,307,863)	$(3,269,849)	$(82)

The accompanying notes are an integral part of the financial statements.

40 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio of Investments

	Number of Shares	Value
LONG POSITIONS—100.5%
COMMON STOCKS—94.4%
Basic Industries—5.2%
Berry Global Group, Inc.*†	629,635	$35,410,672
Celanese Corp.	300,388	29,143,644
Crown Holdings, Inc.*†	507,071	29,932,401
FMC Corp.	209,994	18,105,683
Graphic Packaging Holding Co.†	2,855,282	37,261,430
PPG Industries, Inc.†	302,805	31,588,618
RPC Group PLC	3,127,218	37,479,793
Steel Dynamics, Inc.	630,731	21,728,683
Stornoway Diamond Corp.*	26,913,645	16,379,876
SunCoke Energy, Inc.*	958,245	8,930,843
Valvoline, Inc.	995,220	21,188,234
WestRock Co.†	615,088	35,004,658
Yara International ASA	434,816	17,791,490
		339,946,025
Capital Goods—11.5%
AMETEK, Inc.	547,294	34,616,345
BAE Systems PLC	1,641,507	12,899,627
Cemex SAB de CV - SP ADR*	2,951,019	27,473,987
Cummins, Inc.	6,353	1,012,541
General Dynamics Corp.†	266,196	53,598,565
General Electric Co.	1,024,189	25,143,840
Honeywell International, Inc.†	250,708	34,665,395
Huntington Ingalls Industries, Inc.	131,412	28,116,912
Illinois Tool Works, Inc.	188,003	25,852,293
Koninklijke Philips NV	925,263	35,089,557
L3 Technologies, Inc.	119,959	21,770,159
Lockheed Martin Corp.†	178,111	54,393,318
Masco Corp.†	968,782	35,622,114
Northrop Grumman Corp.†	116,380	31,679,800
Owens Corning	414,482	30,725,551
Raytheon Co.†	325,729	59,285,935
Siemens AG, Registered Shares	207,359	27,145,117
Snap-on, Inc.	139,019	20,515,034
Spirit AeroSystems Holdings, Inc. Class A	260,223	19,386,613
Stanley Black & Decker, Inc.	140,448	20,224,512
Textron, Inc.†	1,019,030	50,024,183
Tutor Perini Corp.*	679,911	17,779,673
United Technologies Corp.†	309,182	37,015,269
Vinci SA	198,818	18,293,098
WABCO Holdings, Inc.*	149,283	21,440,024
Wienerberger AG	559,718	12,091,181
		755,860,643
Communications—3.0%
Comcast Corp., Class A†	1,549,221	62,913,865
Liberty Broadband Corp., Class C*†	97,725	9,922,019
Liberty Global PLC LiLAC, Class C*†	517,925	13,357,286
Liberty Global PLC, Series C*†	1,690,280	55,829,948
Telecom Italia SpA*	9,249,586	8,875,802
Verizon Communications, Inc.†	539,274	25,868,974
Vodafone Group PLC	7,843,479	22,445,622
		199,213,516
Consumer Durables—1.0%
BorgWarner, Inc.	730,268	33,891,738
Brunswick Corp.	670,999	35,214,027
		69,105,765
Consumer Non-Durables—4.8%
Activision Blizzard, Inc.	301,557	19,770,077
Altria Group, Inc.†	544,826	34,541,968
Asahi Group Holdings Ltd.	397,300	17,288,657
Coca-Cola Bottlers Japan, Inc.	1,051,000	36,001,653
Coca-Cola European Partners PLC	939,640	40,404,520
Electronic Arts, Inc.*	194,023	23,573,795
Greencore Group PLC	7,291,989	19,325,958
Hasbro, Inc.	138,088	13,567,146
Heineken Holding NV	281,598	27,817,657
Kirin Holdings Co. Ltd.	754,400	17,117,047
Nomad Foods Ltd.*†	3,166,963	47,567,784
PepsiCo, Inc.	138,596	16,039,715
		313,015,977
Consumer Services—10.2%
Alibaba Group Holding Ltd. - SP ADR*	329,345	56,561,710
CBS Corp., Class B†	721,539	46,221,788
CVS Health Corp.†	426,882	33,015,054
eBay, Inc.*†	1,661,467	60,028,803
Home Depot, Inc., (The)	153,514	23,007,143
Interpublic Group of Cos., Inc., (The)	1,691,011	34,056,962
Liberty Interactive Corp., Class A*	1,573,358	34,802,679
Moneysupermarket.com Group PLC	7,786,417	32,192,234
Nielsen Holdings PLC	522,081	20,282,847
Omnicom Group, Inc.†	429,402	31,080,117
ProSiebenSat.1 Media SE	574,732	19,278,806
Randstad Holding NV	279,887	16,363,822
Robert Half International, Inc.†	594,734	26,941,450
Six Flags Entertainment Corp.†	561,571	30,644,929
Tesco PLC*	14,287,330	33,383,198
Time Warner, Inc.†	648,903	65,604,093
TJX Cos., Inc., (The)	314,047	22,705,598
Twenty-First Century Fox, Inc., Class A†	1,751,564	48,325,651
Vipshop Holdings Ltd. - ADR*	1,544,927	14,383,270
WPP PLC	1,205,125	21,977,857
		670,858,011
Energy—8.5%
Anadarko Petroleum Corp.	528,942	21,649,596
Andeavor†	363,695	36,424,054
Chevron Corp.†	275,992	29,702,259
Cimarex Energy Co.	158,123	15,763,282
Diamondback Energy, Inc.*	471,353	42,794,139
Energen Corp.*†	594,801	30,501,395
Enerplus Corp.	1,811,164	16,084,732
EQT Corp.†	491,914	30,665,919
Gulfport Energy Corp.*	1,505,058	18,858,377
Hurricane Energy PLC*	43,570,719	15,623,687
Jagged Peak Energy, Inc.*	1,569,882	20,110,188

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 41

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Energy—(continued)
Kosmos Energy Ltd.*†	1,086,916	$7,651,889
Marathon Petroleum Corp.†	586,249	30,748,760
NCS Multistage Holdings, Inc.*	1,028,423	20,321,638
Parsley Energy, Inc., Class A*†	1,716,769	43,005,063
Pioneer Natural Resources Co.	173,512	22,495,831
RSP Permian, Inc.*	1,269,800	39,846,324
Targa Resources Corp.	647,441	28,856,445
TOTAL SA	371,589	19,280,733
Viper Energy Partners LP†	1,746,822	29,521,292
Vista Oil & Gas SAB de CV*	1,204,819	11,893,707
WildHorse Resource Development Corp.*	780,519	8,515,462
YPF SA - SP ADR*	840,031	16,851,022
		557,165,794
Finance—18.4%
Air Lease Corp.	284,174	11,548,831
Alleghany Corp.*	41,787	23,516,470
Allstate Corp., (The)†	344,375	31,165,938
American International Group, Inc.	453,920	27,453,082
Aon PLC†	227,370	31,640,809
Aviva PLC	3,836,684	25,944,604
Bank of America Corp.†	3,264,174	77,981,117
BB&T Corp.†	492,310	22,690,568
Berkshire Hathaway, Inc., Class B*†	195,012	35,328,374
Capital One Financial Corp.†	270,969	21,571,842
Charles Schwab Corp., (The)†	816,429	32,575,517
Chubb Ltd.†	211,005	29,840,327
Citigroup, Inc.†	1,172,164	79,742,317
Citizens Financial Group, Inc.†	670,963	22,229,004
Discover Financial Services†	696,856	41,079,661
East West Bancorp, Inc.	395,538	21,900,939
Fifth Third Bancorp†	1,020,771	26,672,746
Goldman Sachs Group, Inc., (The)†	106,145	23,748,882
Huntington Bancshares, Inc.†	2,789,718	35,122,550
JPMorgan Chase & Co.†	726,416	66,023,950
KeyCorp	1,318,495	22,691,299
Lloyds Banking Group PLC	22,576,859	18,609,896
Marsh & McLennan Cos., Inc.	324,425	25,331,104
Melrose Industries PLC	4,113,193	11,698,687
MetLife, Inc.	515,585	24,144,846
Morgan Stanley	187,884	8,548,722
Navient Corp.†	2,148,146	28,355,527
Nedbank Group Ltd.	807,977	13,658,649
Raymond James Financial, Inc.	319,195	24,999,352
Regions Financial Corp.	1,667,501	23,528,439
Silver Run Acquisition Corp. II*	1,873,247	19,088,387
SLM Corp.*	3,033,609	30,851,804
Sompo Holdings, Inc.	693,500	26,047,585
State Street Corp.†	244,001	22,567,653
SunTrust Banks, Inc.†	401,198	22,106,010
Swiss Re AG	277,231	25,102,653
Synchrony Financial	1,125,193	34,644,693
TD Ameritrade Holding Corp.†	465,947	20,184,824
Travelers Cos., Inc., (The)†	156,954	19,019,686
Unum Group†	497,518	23,970,417
US Bancorp	424,025	21,731,281
Wells Fargo & Co.†	1,039,117	53,067,705
		1,207,726,747
Health Care—7.9%
Anthem, Inc.†	182,088	35,696,531
Cardinal Health, Inc.†	342,828	23,127,177
Celgene Corp.*	168,690	23,436,102
Cigna Corp.†	155,975	28,396,808
DaVita HealthCare Partners, Inc.*	428,260	25,078,906
Express Scripts Holding Co.*	322,487	20,258,633
Gilead Sciences, Inc.†	465,658	38,980,231
Johnson & Johnson†	398,614	52,764,535
Laboratory Corp. of America Holdings*†	228,113	35,784,086
Merck & Co., Inc.†	855,257	54,616,712
Pfizer, Inc.†	751,450	25,489,184
Quest Diagnostics, Inc.	240,192	26,024,803
Roche Holding AG	65,884	16,739,200
Sanofi - ADR	416,605	20,346,988
UnitedHealth Group, Inc.	173,834	34,575,583
Universal Health Services, Inc., Class B	236,594	25,582,909
Waters Corp.*	86,889	15,942,394
Zimmer Biomet Holdings, Inc.	137,765	15,742,407
		518,583,189
Technology—21.7%
Alliance Data Systems Corp.	53,357	12,032,004
Alphabet, Inc., Class A*†	120,902	115,490,426
Amdocs Ltd.†	610,979	39,585,329
Apple, Inc.	200,100	32,816,400
Arrow Electronics, Inc.*†	513,304	40,771,737
Baidu, Inc. - SP ADR*†	162,900	37,149,345
Belden, Inc.	37,522	2,891,821
Broadcom Ltd.†	234,481	59,105,626
Capgemini SA	301,710	33,448,383
CDW Corp.†	332,178	21,066,729
Cisco Systems, Inc.†	1,125,234	36,243,787
CommScope Holding Co., Inc.*	367,051	12,134,706
Dell Technologies Inc., Class V*	74,816	5,605,963
DXC Technology Co.†	813,226	69,124,210
Eaton Corp. PLC	498,085	35,742,580
EnerSys	117,975	7,562,198
Equiniti Group PLC	1,394,192	4,867,611
EVERTEC, Inc.†	688,058	12,660,267
Flextronics International Ltd.*†	3,408,589	55,457,743
Harris Corp.†	559,858	68,806,548
Hewlett Packard Enterprise Co.†	2,653,529	47,922,734
HP, Inc.†	1,577,354	30,095,914
Jabil Inc.†	644,603	20,208,304
KLA-Tencor Corp.†	272,002	25,483,867
Leidos Holdings, Inc.†	508,015	29,627,435
Marvell Technology Group Ltd.†	2,241,315	40,141,952
Microsoft Corp.†	802,774	60,023,412
NetEase, Inc. - ADR†	229,348	63,263,352
ON Semiconductor Corp.*†	3,356,674	57,331,992
Oracle Corp.†	1,352,793	68,086,072
PayPal Holdings, Inc.*†	274,933	16,957,867

The accompanying notes are an integral part of the financial statements.

42 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Technology—(continued)
Priceline Group, Inc., (The)*	8,129	$15,055,558
Qorvo, Inc.*	126,477	9,260,646
Samsung Electronics Co., Ltd.	34,577	71,177,148
TE Connectivity Ltd.†	478,094	38,056,282
Texas Instruments, Inc.†	550,889	45,624,627
VeriSign, Inc.*	117,443	12,184,711
Versum Materials, Inc.	564,946	20,863,456
Yandex NV, Class A*	482,568	14,481,866
YY, Inc. - ADR*	497,877	37,201,369
		1,425,611,977
Transportation—0.4%
Delta Air Lines, Inc.†	334,445	15,782,460
United Continental Holdings, Inc.*	177,415	10,992,633
		26,775,093
Utilities—1.8%
AES Corp.	2,353,637	25,984,153
Boardwalk Pipeline Partners LP	2,560,219	38,684,909
Enterprise Products Partners LP	1,198,132	31,235,301
MPLX LP	770,617	26,447,575
		122,351,938
TOTAL COMMON STOCKS (Cost $4,899,617,997)		6,206,214,675
WARRANTS—0.0%
Energy—0.0%
Vista Oil & Gas SAB de CV*‡	1,204,819	353,779
Finance—0.0%
Silver Run Acquisition Corp. II *	871,145	1,393,832
TOTAL WARRANTS (Cost $1,458,549)		1,747,611
SHORT-TERM INVESTMENTS—6.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.88%	400,097,506	400,097,506
TOTAL SHORT-TERM INVESTMENTS (Cost $400,097,506)		400,097,506
TOTAL LONG POSITIONS—100.5%
(Cost $5,301,174,052)		6,608,059,792
SECURITIES SOLD SHORT—(47.3%)
COMMON STOCKS—(47.3%)
Basic Industries—(2.1%)
Air Liquide SA	(122,800)	(14,992,976)
AptarGroup, Inc.	(314,021)	(26,255,296)
Balchem Corp.	(193,993)	(14,541,715)
Ball Corp.	(642,798)	(25,705,492)
Bemis Co., Inc.	(209,676)	(8,934,294)
NewMarket Corp.	(53,751)	(22,495,331)
Sonoco Products Co.	(474,386)	(22,893,868)
		(135,818,972)
Capital Goods—(2.2%)
Actuant Corp., Class A	(598,187)	(14,386,398)
Airbus Group SE	(126,037)	(10,614,692)
HB Fuller Co.	(341,938)	(17,161,868)
James Hardie Industries PLC	(845,545)	(11,927,034)
Middleby Corp., (The)*	(152,273)	(18,531,624)
MTU Aero Engines AG	(128,063)	(17,950,852)
Rolls-Royce Holdings PLC	(2,127,235)	(25,123,860)
Sun Hydraulics Corp.	(300,619)	(14,402,656)
Vallourec SA*	(1,743,814)	(8,847,098)
Wabtec Corp.	(127,365)	(8,988,148)
		(147,934,230)
Communications—(2.3%)
Cogent Communications Holdings, Inc.	(611,069)	(28,475,815)
Eutelsat Communications SA	(701,350)	(20,392,626)
Frontier Communications Corp.	(474,277)	(6,388,511)
Netflix, Inc.*	(87,187)	(15,232,441)
SES SA	(1,025,922)	(23,458,930)
Sprint Corp.*	(3,144,984)	(25,946,118)
TalkTalk Telecom Group PLC	(3,882,961)	(10,087,243)
Telefonica SA	(962,899)	(10,388,404)
Telefonica SA - ADR	(933,865)	(10,057,726)
		(150,427,814)
Consumer Durables—(0.7%)
Autoliv, Inc.	(190,559)	(20,698,519)
Thor Industries, Inc.	(262,760)	(28,546,246)
		(49,244,765)
Consumer Non-Durables—(3.2%)
Boston Beer Co., Inc. Class A (The)*	(110,450)	(16,457,050)
China Resources Beer Holdings Co., Ltd.	(9,418,000)	(23,651,990)
Cie Financiere Richemont SA	(129,319)	(11,560,347)
Columbia Sportswear Co.	(228,314)	(13,080,109)
Coty, Inc. Class A	(1,310,719)	(21,731,721)
Gildan Activewear, Inc.	(477,460)	(14,944,498)
International Flavors & Fragrances, Inc.	(124,456)	(17,031,803)
McCormick & Co., Inc.	(152,230)	(14,481,640)
Nintendo Co., Ltd.	(61,400)	(20,478,725)
Remy Cointreau SA	(102,874)	(11,757,132)
Snyder's-Lance, Inc.	(518,092)	(18,402,628)
TreeHouse Foods, Inc.*	(270,809)	(18,141,495)
Under Armour, Inc., Class A*	(735,413)	(11,876,920)
		(213,596,058)
Consumer Services—(7.1%)
Acxiom Corp.*	(775,285)	(18,056,388)
Buffalo Wild Wings, Inc.*	(96,301)	(9,894,928)
CarMax, Inc.*	(364,543)	(24,479,062)
Casey's General Stores, Inc.	(181,842)	(19,169,784)
Cimpress NV*	(264,693)	(24,468,221)
Costco Wholesale Corp.	(85,454)	(13,394,060)
Cracker Barrel Old Country Store, Inc.	(101,443)	(15,080,516)
Dollar General Corp.	(218,660)	(15,865,970)
Dollarama, Inc.	(111,400)	(10,978,977)
Domino's Pizza Enterprises Ltd.	(390,355)	(13,414,174)
Domino's Pizza, Inc.	(61,307)	(11,173,814)

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 43

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Consumer Services—(continued)
Dunkin' Brands Group, Inc.	(278,092)	$(14,338,423)
FactSet Research Systems, Inc.	(111,231)	(17,483,289)
Houghton Mifflin Harcourt Co.*	(1,542,685)	(15,735,387)
JB Hi-Fi Ltd.	(762,995)	(14,049,609)
Just Eat PLC*	(1,628,166)	(14,035,655)
Kingfisher PLC	(2,797,777)	(10,810,618)
Multi-Color Corp.	(206,168)	(16,452,206)
Norwegian Cruise Line Holdings Ltd.*	(335,328)	(19,938,603)
Pearson PLC	(3,113,237)	(24,410,280)
Ritchie Bros. Auctioneers, Inc.	(783,256)	(23,294,033)
Rollins, Inc.	(277,590)	(12,327,772)
Television Francaise 1	(1,929,784)	(25,940,908)
Texas Roadhouse, Inc.	(257,357)	(12,211,590)
Tiffany & Co.	(125,271)	(11,449,769)
Viacom, Inc. Class B	(450,530)	(12,885,158)
Wayfair, Inc. Class A*	(415,174)	(29,481,506)
Zalando SE*	(344,734)	(16,345,141)
		(467,165,841)
Energy—(3.6%)
Antero Resources Corp.*	(962,581)	(18,953,220)
Apache Corp.	(753,525)	(29,266,911)
Carrizo Oil & Gas, Inc.*	(1,066,755)	(14,337,187)
Ecopetrol SA - SP ADR	(1,232,324)	(11,349,704)
Eni SpA - SP ADR	(500,016)	(15,740,504)
Hess Corp.	(630,215)	(24,515,363)
HollyFrontier Corp.	(542,093)	(16,972,932)
Murphy Oil Corp.	(891,172)	(20,193,957)
National Oilwell Varco, Inc.	(699,977)	(21,468,295)
Neste Oyj	(175,757)	(7,748,485)
RPC, Inc.	(938,753)	(18,221,196)
Subsea 7 SA	(1,061,795)	(15,275,573)
Ultra Petroleum Corp.*	(1,881,323)	(14,655,506)
Whiting Petroleum Corp.*	(1,500,236)	(6,706,055)
		(235,404,888)
Finance—(8.4%)
Arch Capital Group Ltd.*	(135,762)	(13,215,073)
BancorpSouth, Inc.	(380,953)	(11,066,685)
Bank of East Asia Ltd., (The)	(3,887,650)	(17,848,484)
Bankinter SA	(1,350,645)	(12,896,418)
CaixaBank SA	(1,964,946)	(10,166,412)
Canadian Western Bank	(680,154)	(15,795,368)
Centennial Resource Development Inc. Class A*	(628,236)	(10,862,200)
Cincinnati Financial Corp.	(219,431)	(16,861,078)
Commonwealth Bank of Australia	(190,616)	(11,515,930)
Community Bank System, Inc.	(323,112)	(16,627,344)
Credit Acceptance Corp.*	(40,215)	(10,950,545)
Credit Suisse Group AG	(777,868)	(11,421,311)
Cullen/Frost Bankers, Inc.	(121,892)	(10,263,306)
CVB Financial Corp.	(711,691)	(14,732,004)
Eaton Vance Corp.	(556,404)	(26,473,702)
Financial Engines, Inc.	(530,585)	(17,535,834)
First Financial Bankshares, Inc.	(763,107)	(30,562,435)
Glacier Bancorp, Inc.	(401,546)	(13,335,343)
Hang Seng Bank Ltd.	(464,700)	(10,716,675)
Hiscox Ltd.	(650,203)	(10,748,307)
Independent Bank Corp.	(159,527)	(11,055,221)
Kemper Corp.	(384,474)	(18,416,305)
M&T Bank Corp.	(67,819)	(10,027,717)
Markel Corp.*	(15,542)	(16,350,029)
Mercury General Corp.	(286,049)	(16,439,236)
Mobile Mini, Inc.	(622,340)	(18,825,785)
New York Community Bancorp, Inc.	(860,944)	(10,374,375)
People's United Financial, Inc.	(781,793)	(13,055,943)
Prosperity Bancshares, Inc.	(227,298)	(13,581,056)
RLI Corp.	(347,511)	(18,598,789)
Standard Life Aberdeen PLC	(2,594,645)	(14,418,405)
Trustmark Corp.	(451,025)	(13,359,361)
UMB Financial Corp.	(171,496)	(11,510,812)
United Bankshares, Inc.	(330,419)	(11,085,557)
Valley National Bancorp	(931,549)	(10,424,033)
Verisk Analytics, Inc.*	(189,177)	(15,332,796)
Westamerica Bancorporation	(465,289)	(23,985,648)
WisdomTree Investments, Inc.	(1,468,178)	(13,463,192)
		(553,898,714)
Health Care—(4.6%)
Bristol-Myers Squibb Co.	(375,845)	(22,731,106)
Chugai Pharmaceutical Co., Ltd.	(431,600)	(17,643,645)
Coloplast A/S, Class B	(150,156)	(12,305,713)
Diplomat Pharmacy, Inc.*	(604,319)	(10,122,343)
Elekta AB, Class B	(1,204,027)	(12,478,835)
Eli Lilly & Co.	(248,361)	(20,189,266)
IDEXX Laboratories, Inc.*	(91,236)	(14,180,811)
Illumina, Inc.*	(75,440)	(15,424,462)
Intuitive Surgical, Inc.*	(27,046)	(27,172,305)
Juno Therapeutics, Inc.*	(523,749)	(21,615,121)
Ono Pharmaceutical Co., Ltd.	(623,100)	(12,769,821)
Sonova Holding AG	(81,528)	(13,784,065)
Stericycle, Inc.*	(188,987)	(13,586,275)
Taisho Pharmaceutical Holdings Co., Ltd.	(182,000)	(14,249,798)
Takeda Pharmaceutical Co., Ltd.	(231,500)	(12,837,645)
Teladoc, Inc.*	(481,043)	(16,138,993)
TESARO, Inc.*	(68,030)	(8,785,394)
West Pharmaceutical Services, Inc.	(228,144)	(19,857,654)
Wright Medical Group NV*	(498,706)	(14,761,698)
		(300,634,950)
Real Estate Investment Trusts—(1.3%)
Equinix, Inc.	(69,228)	(32,427,088)
Lamar Advertising Co. Class A	(228,130)	(15,184,333)
Pebblebrook Hotel Trust	(404,770)	(13,596,224)
Washington Prime Group, Inc.	(2,548,171)	(21,277,228)
		(82,484,873)
Technology—(9.9%)
2U, Inc.*	(359,836)	(18,027,784)
58.com, Inc. - ADR*	(304,846)	(19,092,505)
ACI Worldwide, Inc.*	(1,496,145)	(34,052,260)
Arista Networks, Inc.*	(218,222)	(38,439,805)
Bitauto Holdings Ltd. - ADR*	(660,398)	(23,642,248)

The accompanying notes are an integral part of the financial statements.

44 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Technology—(continued)
Blackbaud, Inc.	(235,492)	$(19,877,880)
Cognex Corp.	(150,456)	(16,395,190)
CoStar Group, Inc.*	(66,438)	(19,042,460)
Cree, Inc.*	(567,774)	(13,813,941)
Dassault Systemes SA	(223,045)	(21,969,766)
Ellie Mae, Inc.*	(145,957)	(12,111,512)
F5 Networks, Inc.*	(137,458)	(16,409,736)
Gemalto NV	(332,806)	(17,995,660)
Guidewire Software, Inc.*	(299,465)	(22,672,495)
Hexagon AB, Class B	(462,990)	(22,735,365)
HubSpot, Inc.*	(224,937)	(16,499,129)
Impinj, Inc.*	(152,519)	(5,832,327)
Infineon Technologies AG	(703,046)	(16,236,071)
Infosys Ltd. - SP ADR	(1,050,162)	(15,752,430)
Knowles Corp.*	(1,192,311)	(17,491,202)
Manhattan Associates, Inc.*	(481,730)	(20,256,746)
Medidata Solutions, Inc.*	(270,823)	(20,300,892)
MINDBODY, Inc. - Class A*	(516,316)	(12,210,873)
National Instruments Corp.	(503,434)	(20,333,699)
Palo Alto Networks, Inc.*	(70,936)	(9,412,498)
Proofpoint, Inc.*	(194,981)	(17,891,457)
salesforce.com, Inc.*	(226,006)	(21,581,313)
Telefonaktiebolaget LM Ericsson Class B	(2,168,240)	(12,715,701)
Ultimate Software Group Inc., (The)*	(113,485)	(22,799,137)
Veeva Systems, Inc., Class A*	(275,262)	(16,378,089)
ViaSat, Inc.*	(200,601)	(12,760,230)
WEX, Inc.*	(202,720)	(22,124,861)
Wipro Ltd. - ADR	(4,595,136)	(27,295,108)
Workday, Inc., Class A*	(249,249)	(27,340,123)
		(651,490,493)
Transportation—(1.1%)
Heartland Express, Inc.	(513,662)	(11,387,887)
JB Hunt Transport Services, Inc.	(151,870)	(15,018,424)
Kuehne + Nagel International AG	(101,711)	(18,432,142)
Old Dominion Freight Line, Inc.	(115,405)	(11,528,959)
Panalpina Welttransport Holding AG	(130,700)	(17,211,415)
		(73,578,827)
Utilities—(0.8%)
Tallgrass Energy GP LP	(506,977)	(13,627,542)
Tallgrass Energy Partners LP	(309,103)	(14,611,299)
TransCanada Corp.	(435,600)	(22,128,480)
		(50,367,321)
TOTAL COMMON STOCKS (Proceeds $(2,857,978,689))		(3,112,047,746)
PREFERRED STOCKS—0.0%
Capital Goods—0.0%
Rolls-Royce Holdings PLC*‡	(4,651,380)	(6,014)
TOTAL PREFERRED STOCKS (Proceeds $(5,993))		(6,014)
TOTAL SECURITIES SOLD SHORT—(47.3%) (Proceeds $(2,857,984,682))		(3,112,053,760)
OTHER ASSETS IN EXCESS OF LIABILITIES—46.8%		3,077,077,225
NET ASSETS—100.0%		$6,573,083,257

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2017, long securities and short securities amounted to $353,779 and $(6,014) or 0.0% and (0.0)%, respectively, of net assets.

Contracts For Difference held by the Fund at August 31, 2017, are as follows:

Reference Company	Counterparty	Expiration Date	Financing Rate	Payment Frequency	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Long
China
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	9/18/2020	1.23%	Monthly	1,389,911	$18,844,304	$(64,850)
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	9/18/2020	1.23%	Monthly	5,510,112	46,390,923	(1,095,673)
						65,235,227	(1,160,523)
Total Long						65,235,227	(1,160,523)

Short
Hong Kong
Semiconductor Manufacturing	Goldman Sachs	9/17/2020	0.06%	Monthly	(19,013,600)	$(17,923,276)	$(1,184,079)

South Korea
Hyundai Motor Co.	Goldman Sachs	9/17/2020	1.16%	Monthly	(120,240)	(15,013,380)	210,114

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 45

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (concluded)	Portfolio of Investments

Reference Company	Counterparty	Expiration Date	Financing Rate	Payment Frequency	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Short—(continued)
Taiwan
AU Optronics Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(50,614,000)	$(20,837,574)	$(991,944)
Innolux Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(34,122,000)	(16,684,154)	(934,103)
						(37,521,728)	(1,926,047)
Total Short						(70,458,384)	(2,900,012)
Net unrealized gain/(loss) on Contracts For Difference							$(4,060,535)

A summary of the inputs used to value the Fund’s investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$339,946,025	$284,674,742	$55,271,283	$—
Capital Goods	755,860,643	650,342,063	105,518,580	—
Communications	199,213,516	167,892,092	31,321,424	—
Consumer Durables	69,105,765	69,105,765	—	—
Consumer Non-Durables	313,015,977	195,465,005	117,550,972	—
Consumer Services	670,858,011	547,662,094	123,195,917	—
Energy	557,165,794	510,367,667	46,798,127	—
Finance	1,207,726,747	1,086,664,673	121,062,074	—
Health Care	518,583,189	501,843,989	16,739,200	—
Technology	1,425,611,977	1,320,986,446	104,625,531	—
Transportation	26,775,093	26,775,093	—	—
Utilities	122,351,938	122,351,938	—	—
Warrants	1,747,611	1,393,832	—	353,779
Short-Term Investments	400,097,506	400,097,506	—	—
Contracts For Difference
Equity Contracts	210,114	—	210,114	—
Total Assets	$6,608,269,906	$5,885,622,905	$722,293,222	$353,779

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(135,818,972)	$(120,825,996)	$(14,992,976)	$—
Capital Goods	(147,934,230)	(73,470,694)	(74,463,536)	—
Communications	(150,427,814)	(96,187,854)	(54,239,960)	—
Consumer Durables	(49,244,765)	(49,244,765)	—	—
Consumer Non-Durables	(213,596,058)	(146,147,864)	(67,448,194)	—
Consumer Services	(467,165,841)	(348,159,456)	(119,006,385)	—
Energy	(235,404,888)	(212,380,830)	(23,024,058)	—
Finance	(553,898,714)	(454,166,772)	(99,731,942)	—
Health Care	(300,634,950)	(204,565,428)	(96,069,522)	—
Real Estate Investment Trusts	(82,484,873)	(82,484,873)	—	—
Technology	(651,490,493)	(559,837,930)	(91,652,563)	—
Transportation	(73,578,827)	(37,935,270)	(35,643,557)	—
Utilities	(50,367,321)	(50,367,321)	—	—
Preferred Stock	(6,014)	—	—	(6,014)
Contracts For Difference
Equity Contracts	(4,270,649)	—	(4,270,649)	—
Total Liabilities	$(3,116,324,409)	$(2,435,775,053)	$(680,543,342)	$(6,014)

The accompanying notes are an integral part of the financial statements.

46 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio of Investments

	Number of Shares	Value
COMMON STOCKS—97.1%
Basic Industries—1.6%
Crown Holdings, Inc.(a)*	140,559	$8,297,198
FMC Corp.	68,640	5,918,141
Graphic Packaging Holding Co.	678,126	8,849,544
PPG Industries, Inc.(a)	62,280	6,497,050
		29,561,933
Capital Goods—8.5%
AMETEK, Inc.(a)	162,193	10,258,707
Cemex SAB de CV - SP ADR*	592,208	5,513,456
CRH PLC - SP ADR	149,625	5,223,409
Cummins, Inc.	8,828	1,407,007
General Dynamics Corp.(a)	75,634	15,228,906
General Electric Co.	1,263,394	31,016,323
Masco Corp.	169,295	6,224,977
Raytheon Co.	80,218	14,600,478
Snap-on, Inc.(a)	35,988	5,310,749
Spirit AeroSystems Holdings, Inc. Class A	103,368	7,700,916
Stanley Black & Decker, Inc.(a)	99,959	14,394,096
Textron, Inc.(a)	134,542	6,604,667
United Technologies Corp.	155,987	18,674,764
WABCO Holdings, Inc.*	36,127	5,188,560
WESCO International, Inc.(a)*	92,638	4,673,587
		152,020,602
Communications—0.6%
Comcast Corp., Class A	251,779	10,224,745

Consumer Durables—1.3%
Brunswick Corp.	244,925	12,853,664
Lear Corp.(a)	70,897	10,601,937
		23,455,601
Consumer Non-Durables—2.5%
Activision Blizzard, Inc.	127,373	8,350,574
Electronic Arts, Inc.*	65,141	7,914,631
PepsiCo, Inc.	240,227	27,801,471
		44,066,676
Consumer Services—6.4%
Best Buy Co, Inc.(a)	186,218	10,104,189
CVS Health Corp.	198,022	15,315,021
eBay, Inc.*	900,827	32,546,880
Huron Consulting Group, Inc.*	108,850	3,292,712
Interpublic Group of Cos., Inc., (The)	675,722	13,609,041
Lowe's Cos., Inc.	112,428	8,307,305
ManpowerGroup, Inc.(a)	105,272	11,738,881
Nielsen Holdings PLC(a)	209,066	8,122,214
Omnicom Group, Inc.(a)	89,832	6,502,040
Robert Half International, Inc.	99,025	4,485,832
Sportsman's Warehouse Holdings, Inc.(a)*	338,918	1,406,510
		115,430,625
Energy—6.3%
Anadarko Petroleum Corp.	118,054	4,831,950
Andeavor	155,903	15,613,685
Cimarex Energy Co.	94,153	9,386,113
Diamondback Energy, Inc.*	82,496	7,489,812
Energen Corp.(a)*	182,931	9,380,702
EQT Corp.(a)	188,388	11,744,108
Gulfport Energy Corp.*	272,502	3,414,450
Marathon Oil Corp.(a)	504,511	5,610,162
Newfield Exploration Co.(a)*	286,822	7,494,659
Parsley Energy, Inc., Class A*	377,516	9,456,776
Phillips 66(a)	129,956	10,891,612
Pioneer Natural Resources Co.	26,329	3,413,555
RSP Permian, Inc.*	193,375	6,068,108
Targa Resources Corp.	121,112	5,397,962
WildHorse Resource Development Corp.(a)*	338,296	3,690,809
		113,884,463
Finance—28.4%
Aflac, Inc.	228,889	18,894,787
Air Lease Corp.(a)	346,347	14,075,542
Alleghany Corp.*	19,570	11,013,409
Allstate Corp., (The)	184,495	16,696,797
American International Group, Inc.	257,431	15,569,427
Aon PLC	117,998	16,420,602
Bank of America Corp.	1,489,147	35,575,722
BB&T Corp.(a)	449,473	20,716,211
Capital One Financial Corp.	179,866	14,319,132
Chubb Ltd.	197,969	27,996,776
Citigroup, Inc.	555,427	37,785,699
Discover Financial Services(a)	153,707	9,061,028
FCB Financial Holdings, Inc., Class A*	90,352	3,939,347
Fifth Third Bancorp(a)	559,074	14,608,604
Goldman Sachs Group, Inc., (The)(a)	67,747	15,157,714
Huntington Bancshares, Inc.(a)	1,068,793	13,456,104
JPMorgan Chase & Co.	578,573	52,586,500
Loews Corp.	424,368	19,767,061
MetLife, Inc.(a)	218,497	10,232,214
Navient Corp.(a)	537,989	7,101,455
Prudential Financial, Inc.	178,132	18,183,715
Raymond James Financial, Inc.	132,114	10,347,168
SLM Corp.*	354,629	3,606,577
State Street Corp.	103,077	9,533,592
Synchrony Financial	157,737	4,856,722
Torchmark Corp.	100,415	7,728,943
Travelers Cos., Inc., (The)	111,935	13,564,283
Wells Fargo & Co.	351,921	17,972,605
White Mountains Insurance Group Ltd.	20,848	18,160,067
WR Berkley Corp.(a)	232,560	15,497,798
XL Group Ltd.	402,999	16,506,839
		510,932,440
Health Care—17.3%
Abbott Laboratories(a)	484,733	24,692,299
Anthem, Inc.(a)	105,512	20,684,572
Cardinal Health, Inc.(a)	127,110	8,574,841
Cigna Corp.	86,493	15,746,916
DaVita, Inc.*	79,415	4,650,542

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 47

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Health Care—(continued)
Express Scripts Holding Co.(a)*	74,116	$4,655,967
Gilead Sciences, Inc.(a)	444,992	37,250,280
Johnson & Johnson	203,091	26,883,156
Laboratory Corp. of America Holdings*	112,716	17,681,759
McKesson Corp.	161,271	24,079,373
Medtronic PLC	105,000	8,465,100
Merck & Co., Inc.	550,396	35,148,288
Novartis AG - SP ADR(a)	230,234	19,406,424
Pfizer, Inc.	601,371	20,398,504
Sanofi - ADR	225,125	10,995,105
Shire PLC - ADR	68,041	10,164,645
UnitedHealth Group, Inc.	103,444	20,575,012
		310,052,783
Technology—24.2%
Alliance Data Systems Corp.(a)	52,935	11,936,843
Allscripts Healthcare Solutions, Inc.(a)*	263,493	3,462,298
Alphabet, Inc., Class A*	19,970	19,076,143
Amdocs Ltd.	139,129	9,014,168
Arrow Electronics, Inc.*	179,572	14,263,404
Belden, Inc.(a)	25,475	1,963,358
Cisco Systems, Inc.	1,022,189	32,924,708
Cognizant Technology Solutions Corp., Class A	145,107	10,269,222
CSRA, Inc.(a)	115,084	3,626,297
DXC Technology Co.	345,108	29,334,180
EnerSys	109,006	6,987,285
Fidelity National Information Services, Inc.(a)	100,845	9,370,518
Flex Ltd.*	793,359	12,907,951
Fortive Corp.	149,361	9,703,984
Hewlett Packard Enterprise Co.	1,392,990	25,157,399
HP, Inc.(a)	867,773	16,557,109
IAC/InterActiveCorp*	126,036	14,306,346
Jabil, Inc.(a)	585,908	18,368,216
KLA-Tencor Corp.	66,380	6,219,142
Leidos Holdings, Inc.	93,688	5,463,884
Microsemi Corp.(a)*	128,384	6,467,986
Microsoft Corp.	369,188	27,604,187
NetEase, Inc. - ADR	43,887	12,105,790
ON Semiconductor Corp.(a)*	876,830	14,976,256
Oracle Corp.	560,257	28,197,735
PayPal Holdings, Inc.*	97,450	6,010,716
Qorvo, Inc.(a)*	263,501	19,293,543
Symantec Corp.(a)	300,641	9,013,217
TE Connectivity Ltd.	232,862	18,535,815
Texas Instruments, Inc.	68,701	5,689,817
Versum Materials, Inc.(a)	205,480	7,588,377
YY, Inc. - ADR*	236,135	17,644,007
		434,039,901
TOTAL COMMON STOCKS (Cost $1,353,772,136)		1,743,669,769
RIGHTS—0.0%
Technology—0.0%
CVR Banctec Inc. - Escrow Shares*‡	14,327	0
TOTAL RIGHTS (Cost $0)		0
SECURITIES LENDING COLLATERAL—19.3%
Mount Vernon Liquid Assets Portfolio, LLC, 1.31%	347,380,390	347,380,390
TOTAL SECURITIES LENDING COLLATERAL (Cost $347,380,390)		347,380,390
SHORT-TERM INVESTMENTS—2.9%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.88%	52,980,604	52,980,604
TOTAL SHORT-TERM INVESTMENTS (Cost $52,980,604)		52,980,604
TOTAL INVESTMENTS—119.3%
(Cost $1,754,133,130)		2,144,030,763
LIABILITIES IN EXCESS OF OTHER ASSETS—(19.3)%		(346,836,030)
NET ASSETS—100.0%		$1,797,194,733

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2017, these securities amounted to $0 or 0.0% of net assets.
(a)	—	All or a portion of the security is on loan. At August 31, 2017, the market value of securities on loan was $343,771,950.

The accompanying notes are an integral part of the financial statements.

48 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)	Portfolio of Investments

A summary of the inputs used to value the Fund’s investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$29,561,933	$29,561,933	$—	$—
Capital Goods	152,020,602	152,020,602	—	—
Communications	10,224,745	10,224,745	—	—
Consumer Durables	23,455,601	23,455,601	—	—
Consumer Non-Durables	44,066,676	44,066,676	—	—
Consumer Services	115,430,625	115,430,625	—	—
Energy	113,884,463	113,884,463	—	—
Finance	510,932,440	510,932,440	—	—
Health Care	310,052,783	310,052,783	—	—
Technology	434,039,901	434,039,901	—	—
Rights	—	—	—	—
Securities Lending Collateral	347,380,390	347,380,390	—	—
Short-Term Investments	52,980,604	52,980,604	—	—
Total Assets	$2,144,030,763	$2,144,030,763	$—	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 49

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio of Investments

	Number of Shares	Value
COMMON STOCKS—96.8%
Basic Industries—3.9%
AdvanSix, Inc.*	4,400	$140,492
Allegheny Technologies, Inc.(a)	21,900	456,177
Green Plains, Inc.	10,400	192,920
Haynes International, Inc.	6,800	207,740
Schweitzer-Mauduit International, Inc.	4,000	151,720
Westmoreland Coal Co.*	16,300	37,979
		1,187,028
Capital Goods—13.5%
Astec Industries, Inc.	1,600	79,488
BMC Stock Holdings, Inc.(a)*	7,600	154,280
Carpenter Technology Corp.(a)	2,700	109,431
Ferroglobe PLC	52,700	710,923
Foundation Building Materials, Inc.*	8,600	112,316
FreightCar America, Inc.(a)	27,400	497,584
Great Lakes Dredge & Dock Corp.*	123,600	500,580
KBR, Inc.(a)	31,500	512,505
KeyW Holding Corp., (The)(a)*	26,000	185,900
Landec Corp.(a)*	13,300	172,900
Matrix Service Co.(a)*	21,600	255,960
Orion Group Holdings, Inc.*	21,300	128,652
Smart Sand, Inc.(a)*	46,100	275,217
Tutor Perini Corp.(a)*	17,900	468,085
		4,163,821
Communications—0.7%
Ooma, Inc.*	23,000	225,400
Consumer Durables—3.0%
Century Communities, Inc.*	17,200	387,860
Horizon Global Corp.*	6,500	111,800
Libbey, Inc.	27,900	227,943
TRI Pointe Group, Inc.(a)*	15,800	201,292
		928,895
Consumer Non-Durables—1.5%
Crocs, Inc.(a)*	23,700	211,641
Nomad Foods Ltd.*	12,200	183,244
Sequential Brands Group, Inc.*	24,875	75,869
		470,754
Consumer Services—10.4%
AMN Healthcare Services, Inc.*	2,800	104,580
ARC Document Solutions, Inc.*	51,900	183,207
Chefs' Warehouse Inc., (The)(a)*	12,100	208,725
Del Taco Restaurants, Inc.*	13,000	183,040
Destination XL Group, Inc.*	9,700	17,945
Dick's Sporting Goods, Inc.	2,700	71,172
Fogo De Chao, Inc.*	6,500	82,225
Hibbett Sports, Inc.*	6,000	73,800
ICF International, Inc.*	4,200	201,810
InnerWorkings, Inc.(a)*	34,900	365,403
Lumber Liquidators Holdings, Inc.(a)*	4,300	161,379
MDC Partners, Inc., Class A*	61,600	628,320
Regis Corp.*	7,900	104,912
Smart & Final Stores, Inc.*	29,900	210,795
SUPERVALU, Inc.*	5,871	117,361
Team, Inc.(a)*	26,900	332,215
Titan Machinery, Inc.(a)*	12,700	163,830
		3,210,719
Energy—7.7%
Approach Resources, Inc.(a)*	32,000	88,960
Bill Barrett Corp.*	41,500	124,085
Eclipse Resources Corp.*	69,900	162,867
Extraction Oil & Gas, Inc.(a)*	14,300	187,902
Flotek Industries, Inc.(a)*	13,100	67,858
Gulfport Energy Corp.*	56,200	704,186
NCS Multistage Holdings, Inc.*	2,700	53,352
Pacific Ethanol, Inc.*	81,100	405,500
ProPetro Holding Corp.(a)*	14,300	164,593
Select Energy Services, Inc. Class A*	4,600	64,860
TETRA Technologies, Inc.*	159,500	328,570
		2,352,733
Finance—27.8%
Banner Corp.	6,900	380,328
Central Pacific Financial Corp.(a)	17,100	495,900
CNO Financial Group, Inc.	17,500	391,125
First Foundation, Inc.*	31,700	537,315
FirstCash, Inc.	6,000	352,200
Fulton Financial Corp.	25,200	439,740
Hanover Insurance Group Inc., (The)(a)	2,000	196,360
HomeStreet, Inc.(a)*	12,800	323,200
Investors Bancorp, Inc.	14,200	185,878
Kearny Financial Corp.	17,400	246,210
Kemper Corp.(a)	18,200	871,780
Kennedy-Wilson Holdings, Inc.	27,100	523,030
Meridian Bancorp, Inc.	25,900	455,840
MGIC Investment Corp.*	21,700	248,465
National Bank Holdings Corp., Class A(a)	17,900	576,022
Northfield Bancorp, Inc.(a)	25,400	409,194
Popular, Inc.	14,800	590,668
Real Industry, Inc.*	52,100	88,570
State Bank Financial Corp.	18,400	494,408
United Community Banks, Inc.	8,600	224,546
United Financial Bancorp, Inc.	29,700	514,404
		8,545,183
Health Care—1.7%
Accuray, Inc.(a)*	72,200	299,630
Trinity Biotech PLC - SP ADR*	40,200	216,276
		515,906
Real Estate Investment Trusts—10.0%
Cedar Realty Trust, Inc.	46,200	232,848
Equity Commonwealth*	22,100	683,774
GEO Group Inc., (The)	7,600	210,064
Getty Realty Corp.	11,900	327,964
Gramercy Property Trust(a)	20,066	611,210
Ladder Capital Corp.	30,200	414,344
MedEquities Realty Trust, Inc.	35,000	401,450

The accompanying notes are an integral part of the financial statements.

50 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (concluded)	Portfolio of Investments

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
Seritage Growth Properties Class A(a)	3,900	$187,434
		3,069,088
Technology—6.4%
Acacia Communications, Inc.(a)*	7,400	361,342
Aerohive Networks, Inc.*	86,500	298,425
Bazaarvoice, Inc.*	74,100	351,975
Generac Holdings, Inc.(a)*	6,200	250,356
QAD, Inc., Class A	7,300	246,010
Sonus Networks, Inc.*	21,500	148,565
SuperCom Ltd.*	26,300	81,530
Tabula Rasa HealthCare, Inc.*	3,400	77,282
Veeco Instruments, Inc.(a)*	8,100	153,090
		1,968,575
Transportation—4.3%
Air Transport Services Group, Inc.*	2,900	66,584
Ardmore Shipping Corp.(a)*	28,500	230,850
Celadon Group, Inc.(a)	54,200	271,000
Scorpio Tankers, Inc.(a)	117,500	478,225
Spirit Airlines, Inc.(a)*	4,400	149,820
StealthGas, Inc.*	43,000	138,460
		1,334,939
Utilities—5.9%
ALLETE, Inc.(a)	3,400	262,922
Cadiz, Inc.*	5,800	70,760
Chesapeake Utilities Corp.	2,200	174,790
Covanta Holding Corp.(a)	28,700	411,845
El Paso Electric Co.	3,300	183,315
NorthWestern Corp.(a)	3,700	223,184
PNM Resources, Inc.	5,000	212,000
Portland General Electric Co.	5,700	270,807
		1,809,623
TOTAL COMMON STOCKS (Cost $27,885,780)		29,782,664
WARRANTS—0.0%
Energy—0.0%
TETRA Technologies, Inc. *‡	20,950	14,613
TOTAL WARRANTS (Cost $4,475)		14,613
SECURITIES LENDING COLLATERAL—27.3%
Mount Vernon Liquid Assets Portfolio, LLC, 1.31%	8,388,754	8,388,754
TOTAL SECURITIES LENDING COLLATERAL (Cost $8,388,754)		8,388,754
SHORT-TERM INVESTMENTS—2.8%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.88%	868,320	868,320
TOTAL SHORT-TERM INVESTMENTS (Cost $868,320)		868,320
TOTAL INVESTMENTS—126.9%
(Cost $37,147,329)		39,054,351
LIABILITIES IN EXCESS OF OTHER ASSETS—(26.9)%		(8,272,980)
NET ASSETS—100.0%		$30,781,371

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2017, these securities amounted to $14,613 or 0.0% of net assets.
(a)	—	All or a portion of the security is on loan. At August 31, 2017, the market value of securities on loan was $8,250,765.

A summary of the inputs used to value the Fund's investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$29,782,664	$29,782,664	$—	$—
Warrants	14,613	—	—	14,613
Securities Lending Collateral	8,388,754	8,388,754	—	—
Short-Term Investments	868,320	868,320	—	—
Total Assets	$39,054,351	$39,039,738	$—	$14,613

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 51

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio of Investments

	Number of Shares	Value
COMMON STOCKS—95.4%
Argentina—0.4%
YPF SA - SP ADR*	128,709	$2,581,903
Bermuda—0.5%
Marvell Technology Group Ltd.	152,372	2,728,982
China—0.6%
NetEase, Inc. - ADR	12,798	3,530,200
Denmark—0.3%
Novo Nordisk A/S Class B	38,184	1,821,385
France—4.4%
AXA SA	216,420	6,274,992
Bollore SA	507,076	2,355,805
Capgemini SA	43,935	4,870,752
Teleperformance SA	51,941	7,144,836
Vinci SA	56,427	5,191,807
		25,838,192
Germany—3.8%
Allianz SE	15,260	3,270,614
Aurelious AG	27,546	1,635,939
E.ON SE	287,511	3,253,892
Merck KGaA	39,206	4,310,275
Muenchener Rueckversicherungs-Gesellschaft AG	15,040	3,106,330
Siemens AG	54,077	7,079,155
		22,656,205
Hong Kong—1.8%
WH Group Ltd.	9,931,500	10,409,663
India—0.5%
ICICI Bank Ltd. - SP ADR(a)	287,760	2,696,311
Indonesia—0.5%
Bank Rakyat Indonesia Persero Tbk PT	2,756,400	3,133,611
Ireland—1.8%
CRH PLC	168,162	5,896,240
Shire PLC	97,583	4,853,461
		10,749,701
Italy—0.4%
Telecom Italia SpA*	2,198,027	2,109,203
Japan—11.7%
Asahi Group Holdings Ltd.	59,500	2,589,165
Coca-Cola Bottlers Japan, Inc.	208,300	7,135,247
Ebara Corp.	136,400	4,218,804
Fuji Electric Co., Ltd.	824,000	4,545,984
Fujitsu General Ltd.	85,000	1,782,196
Haseko Corp.	205,700	2,550,845
Kirin Holdings Co., Ltd.	109,800	2,491,320
Matsumotokiyoshi Holdings Co., Ltd.	79,100	5,385,602
Nippon Telegraph & Telephone Corp.	182,300	9,075,693
Nippon Television Holdings, Inc.	189,200	3,433,296
NSK Ltd.	349,000	4,136,476
Seven & i Holdings Co., Ltd.	76,100	3,019,503
Suzuki Motor Corp.	108,100	5,428,111
Tokio Marine Holdings, Inc.	102,700	4,089,501
Tokuyama Corp.*	695,000	3,078,409
Yahoo Japan Corp.	639,400	2,935,446
Zenkoku Hosho Co., Ltd.	82,000	3,335,331
		69,230,929
Luxembourg—0.7%
Ternium SA - SP ADR	137,934	4,197,332
Mexico—0.7%
Cemex SAB de CV - SP ADR*	417,917	3,890,807
Netherlands—1.5%
Koninklijke Philips NV	152,277	5,774,933
Randstad Holding NV	52,327	3,059,341
		8,834,274
Norway—0.4%
Yara International ASA	55,762	2,281,630
Singapore—1.7%
Flextronics International Ltd.*	625,819	10,182,075
South Korea—1.7%
LG Chem Ltd.	13,977	4,710,013
LG Uplus Corp.	108,567	1,332,341
Samsung Electronics Co., Ltd.	1,939	3,991,453
		10,033,807
Switzerland—3.1%
Georg Fischer AG	2,219	2,557,772
LafargeHolcim Ltd.	105,369	6,200,361
Roche Holding AG	25,442	6,464,069
Swiss Re AG	36,331	3,289,692
		18,511,894
United Kingdom—7.8%
Aviva PLC	650,409	4,398,226
Coca-Cola European Partners PLC	83,744	3,600,992
ConvaTec Group PLC	816,727	3,029,961
Direct Line Insurance Group PLC	558,254	2,743,499
Lloyds Banking Group PLC	6,811,461	5,614,624
Melrose Industries PLC	1,157,869	3,293,195
Persimmon PLC	105,093	3,618,915
RPC Group PLC	507,705	6,084,858
Tesco PLC*	987,790	2,308,030
Vodafone Group PLC	2,338,643	6,692,477
WH Smith PLC	106,921	2,554,914
WPP PLC	131,644	2,400,791
		46,340,482
United States—51.1%
Air Lease Corp.(a)	72,437	2,943,840
Allstate Corp. (The)	50,517	4,571,788
Alphabet, Inc., Class C*	11,557	10,855,837
American Express Co.(a)	56,064	4,827,110
Andeavor(a)	59,581	5,967,037
Anthem, Inc.(a)	46,390	9,094,296
Apple, Inc.	20,945	3,434,980
Bank of America Corp.	180,855	4,320,626
Berkshire Hathaway, Inc., Class B*	92,253	16,712,553
Berry Global Group, Inc.*	34,329	1,930,663

The accompanying notes are an integral part of the financial statements.

52 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
United States—(continued)
Brunswick Corp.	57,043	$2,993,617
Chubb Ltd.(a)	84,714	11,980,254
Cigna Corp.	21,832	3,974,734
Cisco Systems, Inc.	126,188	4,064,516
Citigroup, Inc.	183,296	12,469,627
Comcast Corp., Class A	254,081	10,318,229
CommScope Holding Co., Inc.(a)*	54,206	1,792,050
CVS Health Corp.	48,392	3,742,637
DaVita, Inc.*	52,006	3,045,471
Diamondback Energy, Inc.(a)*	75,988	6,898,951
Dow Chemical Co., (The)	76,043	5,068,266
DXC Technology Co.(a)	82,557	7,017,345
East West Bancorp, Inc.	53,977	2,988,706
Eaton Corp. PLC	89,260	6,405,298
eBay, Inc.*	161,451	5,833,225
EQT Corp.(a)	94,549	5,894,185
General Electric Co.	309,438	7,596,703
Honeywell International, Inc.	21,272	2,941,279
HP, Inc.(a)	264,179	5,040,535
Jabil, Inc.(a)	99,724	3,126,347
Jagged Peak Energy, Inc.(a)*	136,207	1,744,812
Laboratory Corp. of America Holdings(a)*	59,305	9,303,175
Leidos Holdings, Inc.	113,110	6,596,575
Loews Corp.	58,247	2,713,145
Merck & Co, Inc.	186,482	11,908,741
Microsoft Corp.	212,504	15,888,924
Northrop Grumman Corp.	14,554	3,961,744
Oracle Corp.(a)	210,038	10,571,213
Parsley Energy, Inc., Class A*	209,724	5,253,586
PayPal Holdings, Inc.*	58,800	3,626,784
Pfizer, Inc.	117,270	3,977,798
Pioneer Natural Resources Co.	33,538	4,348,202
Quest Diagnostics, Inc.(a)	41,633	4,510,936
Raytheon Co.	41,953	7,635,866
Steel Dynamics, Inc.(a)	116,039	3,997,544
SunTrust Banks, Inc.(a)	49,449	2,724,640
TE Connectivity Ltd.	38,577	3,070,729
TJX Cos. Inc., (The)(a)	54,292	3,925,312
Twenty-First Century Fox, Inc. Class A(a)	98,803	2,725,975
United Technologies Corp.	30,336	3,631,826
Valvoline, Inc.(a)	121,372	2,584,010
Wells Fargo & Co.	89,559	4,573,778
WestRock Co.	82,614	4,701,563
		301,827,583
TOTAL COMMON STOCKS (Cost $494,240,749)		563,586,169
PREFERRED STOCKS—1.4%
Germany—0.5%
Volkswagen AG, 1.630%	19,338	2,889,291
South Korea—0.9%
Samsung Electronics Co., Ltd., 1.485%	3,125	5,231,786
TOTAL PREFERRED STOCKS (Cost $6,965,130)		8,121,077
SECURITIES LENDING COLLATERAL—8.3%
Mount Vernon Liquid Assets Portfolio, LLC, 1.31%	49,103,957	49,103,957
TOTAL SECURITIES LENDING COLLATERAL (Cost $49,103,957)		49,103,957
SHORT-TERM INVESTMENTS—3.2%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.65%	18,828,594	18,828,594
TOTAL SHORT-TERM INVESTMENTS (Cost $18,828,594)		18,828,594
TOTAL INVESTMENTS—108.3%
(Cost $569,138,430)		639,639,797
LIABILITIES IN EXCESS OF OTHER ASSETS—(8.3)%		(49,115,078)
NET ASSETS—100.0%		$590,524,719

ADR	— American Depositary Receipt
PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
(a)	— All or a portion of the security is on loan. At August 31, 2017, the market value of securities on loan was $48,322,741.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 53

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL EQUITY FUND (concluded)	Portfolio of Investments

A summary of the inputs used to value the Fund’s investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Argentina	$2,581,903	$2,581,903	$—	$—
Bermuda	2,728,982	2,728,982	—	—
China	3,530,200	3,530,200	—	—
Denmark	1,821,385	1,821,385	—	—
France	25,838,192	—	25,838,192	—
Germany	22,656,205	—	22,656,205	—
Hong Kong	10,409,663	—	10,409,663	—
India	2,696,311	2,696,311	—	—
Indonesia	3,133,611	—	3,133,611	—
Ireland	10,749,701	—	10,749,701	—
Italy	2,109,203	—	2,109,203	—
Japan	69,230,929	—	69,230,929	—
Luxembourg	4,197,332	4,197,332	—	—
Mexico	3,890,807	3,890,807	—	—
Netherlands	8,834,274	—	8,834,274	—
Norway	2,281,630	—	2,281,630	—
Singapore	10,182,075	10,182,075	—	—
South Korea	10,033,807	—	10,033,807	—
Switzerland	18,511,894	—	18,511,894	—
United Kingdom	46,340,482	6,630,953	39,709,529	—
United States	301,827,583	301,827,583	—	—
Preferred Stock
Germany	2,889,291	—	2,889,291	—
South Korea	5,231,786	—	5,231,786	—
Securities Lending Collateral	49,103,957	49,103,957	—	—
Short-Term Investments	18,828,594	18,828,594	—	—
Total Assets	$639,639,797	$408,020,082	$231,619,715	$—

The accompanying notes are an integral part of the financial statements.

54 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio of Investments

	Number of Shares	Value
LONG POSITIONS—100.7%
COMMON STOCKS—96.2%
Argentina—0.4%
YPF SA - SP ADR	235,539	$4,724,912
Bermuda—0.5%
Marvell Technology Group Ltd.	270,954	4,852,786
China—0.6%
NetEase, Inc. - ADR	22,650	6,247,776
Denmark—0.3%
Novo Nordisk A/S Class B	67,750	3,231,690
France—4.5%
AXA SA	379,679	11,008,606
Bollore SA	1,047,085	4,864,611
Capgemini SA	77,078	8,545,075
Teleperformance SA	95,056	13,075,597
Vinci SA	101,899	9,375,652
		46,869,541
Germany—3.8%
Allianz SE	27,937	5,987,624
Aurelious AG	56,875	3,377,769
E.ON SE	505,563	5,721,684
Muenchener Rueckversicherungs-Gesellschaft AG	27,533	5,686,609
RIB Software SE	297,930	5,739,498
Siemens AG	96,541	12,638,066
		39,151,250
Hong Kong—1.8%
WH Group Ltd.	17,825,500	18,683,728
India—1.0%
ICICI Bank Ltd. - SP ADR	538,257	5,043,468
Videocon D2h Ltd. - ADR*†	625,110	5,776,017
		10,819,485
Indonesia—0.5%
Bank Rakyat Indonesia Persero Tbk PT	4,182,000	4,754,304
Ireland—1.8%
CRH PLC	294,115	10,312,512
Shire PLC	172,473	8,578,246
		18,890,758
Italy—0.4%
Telecom Italia SpA*	3,986,806	3,825,696
Japan—11.4%
Asahi Group Holdings Ltd.	104,400	4,543,005
Coca-Cola Bottlers Japan, Inc.	382,200	13,092,133
Ebara Corp.	239,200	7,398,372
Fuji Electric Co., Ltd.	1,466,000	8,087,879
Fujitsu General Ltd.	150,300	3,151,342
Haseko Corp.	399,900	4,959,080
Kirin Holdings Co., Ltd.	192,500	4,367,751
Matsumotokiyoshi Holdings Co., Ltd.	143,200	9,749,915
Nippon Telegraph & Telephone Corp.	332,896	16,573,023
NSK Ltd.	604,800	7,168,311
Seven & i Holdings Co., Ltd.	131,800	5,229,573
Suzuki Motor Corp.	205,900	10,339,020
Tokio Marine Holdings, Inc.	189,800	7,557,812
Tokuyama Corp.	1,225,000	5,425,972
Yahoo Japan Corp.	1,130,000	5,187,761
Zenkoku Hosho Co., Ltd.	150,400	6,117,486
		118,948,435
Luxembourg—0.7%
Ternium SA - ADR	238,905	7,269,879
Mexico—0.7%
Cemex SAB de CV - SP ADR*	749,778	6,980,433
Netherlands—1.5%
Koninklijke Philips NV	274,057	10,393,303
Randstad Holding NV	95,754	5,598,336
		15,991,639
Norway—0.4%
Yara International ASA	102,052	4,175,691
Singapore—1.7%
Flextronics International Ltd.*†	1,113,271	18,112,919
South Korea—1.7%
LG Chem Ltd.	24,208	8,157,687
LG Uplus Corp.	204,855	2,513,993
Samsung Electronics Co., Ltd.	3,461	7,124,508
		17,796,188
Switzerland—2.8%
LafargeHolcim, Ltd.	186,216	10,957,743
Roche Holding AG	46,563	11,830,298
Swiss Re AG	66,481	6,019,707
		28,807,748
United Kingdom—9.4%
Aldermore Group PLC*	1,859,147	5,421,130
Aviva PLC	1,147,369	7,758,792
Coca-Cola European Partners PLC†	152,250	6,546,750
ConvaTec Group PLC	1,494,544	5,544,582
Direct Line Insurance Group PLC	1,021,562	5,020,393
Lloyds Banking Group PLC	13,553,372	11,171,919
Melrose Industries PLC	2,075,590	5,903,365
Nomad Foods Ltd.*†	515,279	7,739,491
Persimmon PLC	192,328	6,622,883
RPC Group PLC	890,275	10,669,970
Tesco PLC*	1,854,731	4,333,690
Vodafone Group PLC	4,228,615	12,100,994
WH Smith PLC	195,667	4,675,530
WPP PLC	240,914	4,393,547
		97,903,036
United States—50.3%
Air Lease Corp.	132,572	5,387,726
Allstate Corp. (The)†	92,457	8,367,358
Alphabet, Inc., Class C*†	21,156	19,872,465
American Express Co.	99,937	8,604,576
Andeavor†	108,352	10,851,453
Anthem, Inc.†	85,015	16,666,341

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 55

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	Portfolio of Investments

	Number of Shares	Value
United States—(continued)
Apple, Inc.†	37,466	$6,144,424
Bank of America Corp.†	330,961	7,906,658
Berkshire Hathaway, Inc., Class B*†	63,485	11,500,943
Berry Global Group, Inc.*	22,044	1,239,755
Boardwalk Pipeline Partners LP†	228,774	3,456,775
Brunswick Corp.†	100,546	5,276,654
Chubb Ltd.†	150,496	21,283,144
Cigna Corp.	37,628	6,850,554
Cisco Systems, Inc.†	230,919	7,437,901
Citigroup, Inc.†	321,415	21,865,862
Comcast Corp., Class A†	455,242	18,487,378
CommScope Holding Co., Inc.*	97,577	3,225,896
CVS Health Corp.	85,890	6,642,733
DaVita, Inc.*†#	106,618	6,243,550
Diamondback Energy, Inc.*†	108,379	9,839,729
Dow Chemical Co., (The)†	136,812	9,118,520
DXC Technology Co.†	149,919	12,743,115
East West Bancorp, Inc.	98,111	5,432,406
Eaton Corp. PLC†	163,353	11,722,211
eBay, Inc.*†	311,292	11,246,980
EQT Corp.†	161,725	10,081,937
General Electric Co.†	551,024	13,527,639
Honeywell International, Inc.	38,929	5,382,713
HP, Inc.†	472,579	9,016,807
Jabil, Inc.†	181,432	5,687,893
Jagged Peak Energy, Inc.*	250,852	3,213,414
Laboratory Corp. of America Holdings*†	108,533	17,025,572
Leidos Holdings, Inc.†	203,961	11,895,006
Loews Corp.	101,928	4,747,806
Merck & Co, Inc.†#	344,636	22,008,455
Microsoft Corp.	378,415	28,294,090
Northrop Grumman Corp.†	26,638	7,251,130
Oracle Corp.†	373,440	18,795,235
Parsley Energy, Inc., Class A*†	381,209	9,549,285
PayPal Holdings, Inc.*†	103,956	6,412,006
Pfizer, Inc.	212,721	7,215,496
Pioneer Natural Resources Co.†	61,686	7,997,590
Quest Diagnostics, Inc.†	70,512	7,639,975
Raytheon Co.#	74,403	13,542,090
Steel Dynamics, Inc.†	212,359	7,315,768
SunTrust Banks, Inc.	90,500	4,986,550
TE Connectivity Ltd.	69,001	5,492,480
TJX Cos. Inc., (The)	76,461	5,528,130
Twenty-First Century Fox, Inc. Class A	180,820	4,988,824
United Technologies Corp.†	55,522	6,647,094
Valvoline, Inc.†	222,116	4,728,850
Wells Fargo & Co.†#	174,792	8,926,627
WestRock Co.†	151,189	8,604,166
		523,917,735
TOTAL COMMON STOCKS (Cost $882,853,606)		1,001,955,629
PREFERRED STOCKS—1.4%
Germany—0.5%
Volkswagen AG, 1.630%	34,124	5,098,467
South Korea—0.9%
Samsung Electronics Co., Ltd., 1.485%	5,499	9,206,270
TOTAL PREFERRED STOCKS (Cost $10,537,821)		14,304,737
SHORT-TERM INVESTMENTS—3.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.65%	32,614,119	32,614,119
TOTAL SHORT-TERM INVESTMENTS (Cost $32,614,119)		32,614,119
TOTAL long positions—100.7%
(Cost $926,005,546)		1,048,874,485
SECURITIES SOLD SHORT—(50.2%)
COMMON STOCKS—(50.2%)
Australia—(1.8%)
Brambles Ltd.	(294,106)	(2,181,712)
Coca-Cola Amatil Ltd.	(561,648)	(3,599,534)
Domino's Pizza Enterprises Ltd.	(88,271)	(3,033,348)
Healthscope Ltd.	(1,814,333)	(2,509,942)
National Australia Bank Ltd.	(122,744)	(2,951,039)
Wesfarmers Ltd.	(123,192)	(4,176,333)
		(18,451,908)
Belgium—(0.4%)
Colruyt SA	(67,618)	(3,754,695)
Canada—(0.6%)
Cineplex, Inc.*	(69,590)	(2,139,387)
Ritchie Bros. Auctioneers, Inc.	(145,886)	(4,338,650)
		(6,478,037)
China—(0.2%)
Shenzhou International Group Holdings Ltd.	(276,000)	(2,218,275)
Denmark—(0.8%)
Chr Hansen Holding A/S	(55,060)	(4,743,318)
Coloplast A/S, Class B	(50,902)	(4,171,564)
		(8,914,882)
Finland—(0.3%)
Wartsila OYJ Abp	(40,539)	(2,797,900)
France—(0.8%)
Aeroports de Paris	(25,144)	(4,484,082)
Television Francaise 1	(74,347)	(999,401)
Vallourec SA*	(483,621)	(2,453,612)
		(7,937,095)
Germany—(1.4%)
FUCHS PETROLUB SE	(2,493)	(121,128)
GEA Group AG	(93,454)	(4,118,680)
Infineon Technologies AG	(144,820)	(3,344,458)
MTU Aero Engines AG	(22,721)	(3,184,849)
Zalando SE*	(83,578)	(3,962,749)
		(14,731,864)

The accompanying notes are an integral part of the financial statements.

56 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Hong Kong—0.0%
Bank of East Asia Ltd., (The)	(115)	$(528)
India—(0.7%)
Infosys Ltd. - ADR	(130,382)	(1,955,730)
Wipro Ltd. - ADR	(885,983)	(5,262,739)
		(7,218,469)
Ireland—(0.3%)
James Hardie Industries PLC	(265,284)	(3,742,026)
Italy—(0.4%)
Ferrari NV	(36,355)	(4,162,284)
Japan—(5.5%)
Aeon Co., Ltd.	(138,000)	(2,037,583)
Aozora Bank Ltd.	(1,027,000)	(3,885,249)
Asics Corp.	(200,900)	(3,029,334)
Benesse Holdings, Inc.	(85,300)	(3,280,292)
Calbee, Inc.	(87,100)	(2,977,348)
Chugai Pharmaceutical Co., Ltd.	(79,200)	(3,237,666)
CyberAgent, Inc.	(120,800)	(3,956,694)
FamilyMart UNY Holdings Co., Ltd.	(55,600)	(3,012,795)
Hisamitsu Pharmaceutical Co., Inc.	(82,200)	(3,972,319)
Ito En Ltd.	(100,400)	(3,701,507)
Japan Airport Terminal Co., Ltd.	(26,600)	(964,312)
McDonald's Holdings Co. Japan Ltd.	(58,000)	(2,578,093)
Murata Manufacturing Co., Ltd.	(23,900)	(3,662,224)
Nissin Foods Holdings Co., Ltd.	(48,100)	(2,966,014)
Sharp Corp.	(1,056,000)	(3,168,826)
Shimano, Inc.	(24,700)	(3,336,975)
Sohgo Security Services Co., Ltd.	(87,200)	(3,815,141)
Taisho Pharmaceutical Holdings Co. Ltd.	(50,000)	(3,914,780)
		(57,497,152)
Netherlands—(0.8%)
Cimpress NV*	(41,821)	(3,865,933)
Gemalto NV	(82,482)	(4,460,010)
		(8,325,943)
Norway—(0.3%)
Salmar ASA	(102,066)	(2,959,491)
Singapore—(1.6%)
SATS Ltd.	(1,203,600)	(4,292,867)
Sembcorp Industries Ltd.	(1,650,000)	(3,634,375)
Sembcorp Marine Ltd.	(1,632,400)	(1,920,376)
Singapore Airlines Ltd.	(342,300)	(2,605,525)
Singapore Press Holdings Ltd.	(2,000,000)	(4,075,837)
		(16,528,980)
South Africa—(0.2%)
Mediclinic International PLC	(203,712)	(2,017,719)
Spain—(0.5%)
Bankinter SA	(260,712)	(2,489,367)
Siemens Gamesa Renewable Energy SA	(187,653)	(2,804,904)
		(5,294,271)
Sweden—(1.6%)
Autoliv, Inc.	(25,835)	(2,806,197)
Elekta AB - Class B	(404,405)	(4,191,354)
Hexagon AB - Class B	(90,427)	(4,440,465)
Securitas AB - Class B	(315,396)	(5,188,032)
		(16,626,048)
Switzerland—(2.0%)
Chocoladefabriken Lindt & Spruengli AG	(62)	(4,313,521)
Cie Financiere Richemont SA	(24,059)	(2,150,731)
Geberit AG	(11,360)	(5,192,461)
Kuehne + Nagel International AG	(29,470)	(5,340,575)
SGS SA	(1,784)	(3,982,110)
		(20,979,398)
United Kingdom—(3.5%)
Antofagasta PLC	(272,130)	(3,648,256)
GW Pharmaceuticals PLC - ADR*	(22,049)	(2,333,225)
Hargreaves Lansdown PLC	(147,926)	(2,676,666)
Kingfisher PLC	(913,780)	(3,530,849)
Manchester United PLC	(153,439)	(2,531,743)
Ocado Group PLC*	(809,221)	(3,242,026)
Pearson PLC	(434,865)	(3,409,691)
Pennon Group PLC	(406,057)	(4,260,397)
Rolls-Royce Holdings PLC*	(176,959)	(2,089,987)
Travis Perkins PLC	(210,474)	(4,099,656)
Weir Group PLC, (The)	(183,248)	(4,252,438)
		(36,074,934)
United States—(26.5%)
AAON, Inc.	(89,507)	(2,917,928)
Acxiom Corp.*	(207,948)	(4,843,109)
Apache Corp.	(87,746)	(3,408,055)
AptarGroup, Inc.	(63,672)	(5,323,616)
Arista Networks, Inc.*	(32,723)	(5,764,156)
Balchem Corp.	(26,870)	(2,014,175)
Ball Corp.	(146,354)	(5,852,696)
Bemis Co, Inc.	(57,978)	(2,470,443)
Blackbaud, Inc.	(54,475)	(4,598,235)
Buffalo Wild Wings, Inc.*	(14,041)	(1,442,713)
CarMax, Inc.*	(73,173)	(4,913,567)
Casey's General Stores, Inc.	(28,363)	(2,990,027)
Caterpillar, Inc.	(39,583)	(4,650,607)
Cincinnati Financial Corp.	(85,504)	(6,570,127)
CIRCOR International, Inc.	(60,759)	(2,917,647)
Cognex Corp.	(33,210)	(3,618,894)
Community Bank System, Inc.	(84,100)	(4,327,786)
Cornerstone OnDemand, Inc.*	(83,426)	(2,918,242)
CoStar Group, Inc.*	(9,254)	(2,652,382)
Cracker Barrel Old Country Store, Inc.	(24,470)	(3,637,710)
Cree, Inc.*	(113,534)	(2,762,282)
Cullen/Frost Bankers, Inc.	(42,227)	(3,555,513)
DexCom, Inc.*	(67,155)	(5,010,435)
Domino's Pizza, Inc.	(14,537)	(2,649,514)
Dorman Products, Inc.*	(42,041)	(2,792,363)
Eli Lilly & Co.	(63,697)	(5,177,929)
Ellie Mae, Inc.*	(54,079)	(4,487,475)

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 57

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	Portfolio of Investments

	Number of Shares	Value
United States—(continued)
Equinix, Inc.	(11,088)	$(5,193,730)
F5 Networks, Inc.*	(20,178)	(2,408,850)
FactSet Research Systems, Inc.	(17,249)	(2,711,198)
First Financial Bankshares, Inc.	(123,459)	(4,944,533)
Flowserve Corp.	(53,562)	(2,103,915)
Fox Factory Holding Corp.*	(63,160)	(2,526,400)
Harley-Davidson, Inc.	(71,703)	(3,370,758)
HB Fuller Co.	(72,360)	(3,631,748)
Heartland Express, Inc.	(133,840)	(2,967,233)
Hecla Mining Co.	(426,441)	(2,251,608)
Hess Corp.	(92,154)	(3,584,791)
IDEXX Laboratories, Inc.*	(18,514)	(2,877,631)
Kite Pharma, Inc.*	(22,156)	(3,943,546)
Laredo Petroleum, Inc.*	(189,440)	(2,352,845)
Manhattan Associates, Inc.*	(107,985)	(4,540,769)
Mattel, Inc.	(160,813)	(2,608,387)
Mercury General Corp.	(47,912)	(2,753,503)
Middleby Corp., (The)*	(35,027)	(4,262,786)
Multi-Color Corp.	(53,505)	(4,269,699)
National Instruments Corp.	(90,907)	(3,671,734)
National Oilwell Varco, Inc.	(130,637)	(4,006,637)
Netflix, Inc.*	(17,930)	(3,132,550)
NewMarket Corp.	(9,896)	(4,141,575)
Palo Alto Networks, Inc.*	(22,266)	(2,954,476)
Proofpoint, Inc.*	(34,189)	(3,137,183)
Prosperity Bancshares, Inc.	(63,925)	(3,819,519)
RLI Corp.	(64,675)	(3,461,406)
Rockwell Automation, Inc.	(22,306)	(3,659,522)
Rollins, Inc.	(102,064)	(4,532,662)
Sonoco Products Co.	(100,225)	(4,836,859)
Tallgrass Energy GP LP	(180,444)	(4,850,335)
Teladoc, Inc.*	(81,613)	(2,738,116)
TESARO, Inc.*	(14,881)	(1,921,732)
Tesla, Inc.*	(15,789)	(5,619,305)
Texas Roadhouse, Inc.	(55,031)	(2,611,221)
Thor Industries, Inc.	(30,397)	(3,302,330)
Tootsie Roll Industries, Inc.	(71,760)	(2,680,236)
TransDigm Group, Inc.	(12,847)	(3,348,699)
Ultimate Software Group Inc. (The)*	(14,147)	(2,842,132)
UMB Financial Corp.	(57,340)	(3,848,661)
Varian Medical Systems, Inc.*	(25,256)	(2,683,450)
Veeva Systems, Inc. Class A*	(45,480)	(2,706,060)
Verisk Analytics, Inc.*	(45,917)	(3,721,573)
Vertex Pharmaceuticals, Inc.*	(25,185)	(4,043,200)
Vulcan Materials Co.	(38,355)	(4,650,927)
Wabtec Corp.	(44,823)	(3,163,159)
Wayfair, Inc. Class A*	(35,330)	(2,508,783)
Westamerica Bancorporation	(38,368)	(1,977,870)
WEX, Inc.*	(39,727)	(4,335,805)
Workday, Inc., Class A*	(34,433)	(3,776,956)
		(276,256,229)
TOTAL COMMON STOCKS (Proceeds $(501,393,395))		(522,968,128)
TOTAL SECURITIES SOLD SHORT—(50.2%) (Proceeds $(501,393,395))		(522,968,128)

	Number of Contracts	Notional Amount	Value
OPTIONS WRITTEN††—(0.2%)
Call Options Written—(0.2%)
DaVita, Inc.
Expiration: 01/19/2018, Exercise Price: 60.00	(1,066)	(6,242,496)	$(277,160)
Merck & Co, Inc.
Expiration: 01/19/2018, Exercise Price: 62.50	(1,443)	(9,214,998)	(425,684)
Raytheon Co.
Expiration: 01/19/2018, Exercise Price: 175.00	(572)	(10,410,972)	(686,400)
Wells Fargo & Co.
Expiration: 01/19/2018, Exercise Price: 50.00	(1,747)	(8,921,929)	(522,353)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(2,117,058))			(1,911,597)
TOTAL OPTIONS WRITTEN (Premiums received $(2,117,058))			(1,911,597)
OTHER ASSETS IN EXCESS OF LIABILITIES—49.7%			518,268,810
NET ASSETS—100.0%			$1,042,263,570

ADR	— American Depositary Receipt
PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
†	— Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	— Security segregated as collateral for options written.
††	— Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

58 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	Portfolio of Investments

Contracts For Difference held by the Fund at August 31, 2017, are as follows:

Reference Company	Counterparty	Expiration Date	Financing Rate	Payment Frequency	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Short
South Korea
Amorepacific Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(18,312)	$(4,688,996)	$(188,440)
Kakao Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(24,844)	(2,717,696)	(226,711)
Paradise Co. Ltd.	Goldman Sachs	9/17/2020	1.16%	Monthly	(92,292)	(1,197,607)	(710)
						(8,604,299)	(415,861)
Taiwan
Feng Tay Enterprise	Goldman Sachs	9/17/2020	1.16%	Monthly	(661,000)	(3,141,174)	62,403
Total Short						(11,745,473)	(353,458)
Net unrealized gain/(loss) on Contracts For Difference							$(353,458)

A summary of the inputs used to value the Fund's investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Argentina	$4,724,912	$4,724,912	$—	$—
Bermuda	4,852,786	4,852,786	—	—
China	6,247,776	6,247,776	—	—
Denmark	3,231,690	3,231,690	—	—
France	46,869,541	—	46,869,541	—
Germany	39,151,250	—	39,151,250	—
Hong Kong	18,683,728	—	18,683,728	—
India	10,819,485	10,819,485	—	—
Indonesia	4,754,304	—	4,754,304	—
Ireland	18,890,758	—	18,890,758	—
Italy	3,825,696	—	3,825,696	—
Japan	118,948,435	—	118,948,435	—
Luxembourg	7,269,879	7,269,879	—	—
Mexico	6,980,433	6,980,433	—	—
Netherlands	15,991,639	—	15,991,639	—
Norway	4,175,691	—	4,175,691	—
Singapore	18,112,919	18,112,919	—	—
South Korea	17,796,188	—	17,796,188	—
Switzerland	28,807,748	—	28,807,748	—
United Kingdom	97,903,036	25,251,953	72,651,083	—
United States	523,917,735	523,917,735	—	—
Preferred Stock
Germany	5,098,467	—	5,098,467	—
South Korea	9,206,270	—	9,206,270	—
Short-Term Investments	32,614,119	32,614,119	—	—
Contracts For Difference
Equity Contracts	62,403	—	62,403	—
Total Assets	$1,048,936,888	$644,023,687	$404,913,201	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 59

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (concluded)	Portfolio of Investments

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Australia	$(18,451,908)	$—	$(18,451,908)	$—
Belgium	(3,754,695)	—	(3,754,695)	—
Canada	(6,478,037)	(6,478,037)	—	—
China	(2,218,275)	—	(2,218,275)	—
Denmark	(8,914,882)	—	(8,914,882)	—
Finland	(2,797,900)	—	(2,797,900)	—
France	(7,937,095)	—	(7,937,095)	—
Germany	(14,731,864)	—	(14,731,864)	—
Hong Kong	(528)	—	(528)	—
India	(7,218,469)	(7,218,469)	—	—
Ireland	(3,742,026)	—	(3,742,026)	—
Italy	(4,162,284)	(4,162,284)	—	—
Japan	(57,497,152)	—	(57,497,152)	—
Netherlands	(8,325,943)	(3,865,933)	(4,460,010)	—
Norway	(2,959,491)	—	(2,959,491)	—
Singapore	(16,528,980)	—	(16,528,980)	—
South Africa	(2,017,719)	—	(2,017,719)	—
Spain	(5,294,271)	—	(5,294,271)	—
Sweden	(16,626,048)	(2,806,197)	(13,819,851)	—
Switzerland	(20,979,398)	—	(20,979,398)	—
United Kingdom	(36,074,934)	(4,864,968)	(31,209,966)	—
United States	(276,256,229)	(276,256,229)	—	—
Options Written
Equity Contracts	(1,911,597)	(1,911,597)	—	—
Contracts For Difference
Equity Contracts	(415,861)	—	(415,861)	—
Total Liabilities	$(525,295,586)	$(307,563,714)	$(217,731,872)	$—

The accompanying notes are an integral part of the financial statements.

60 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio of Investments

	Number of Shares	Value
LONG POSITIONS—95.0%
COMMON STOCKS—58.4%
Argentina—2.6%
Banco Macro SA - ADR	1,675	$173,882
Grupo Financiero Galicia SA - ADR	2,509	114,410
Grupo Supervielle SA - SP ADR	11,195	228,714
Pampa Energia SA - SP ADR*†	6,718	409,865
YPF SA - SP ADR*	27,802	557,708
		1,484,579
Australia—0.9%
Syrah Resources Ltd.*	211,522	506,229
Bermuda—0.3%
Marvell Technology Group Ltd.	8,402	150,480
Brazil—6.5%
AES Tiete Energia SA	68,200	303,535
Aliansce Shopping Centers SA*	39,800	217,469
Ambev SA - ADR	27,110	169,708
Cia de Saneamento Basico do Estado de Sao Paulo	40,100	408,535
Embraer SA - SP ADR	25,321	574,787
JBS SA	49,500	136,493
Movida Participacoes SA*	215,700	644,116
Qualicorp SA	65,700	726,742
Sul America SA	57,000	319,056
Via Varejo SA	34,200	179,482
		3,679,923
Canada—0.4%
Africa Oil Corp.*	170,481	241,643
Chile—0.6%
Geopark Ltd.*	41,281	334,376
China—6.1%
Alibaba Group Holding Ltd. - SP ADR*	8,174	1,403,803
JD.com, Inc. - ADR*	7,359	308,416
NetEase, Inc. - ADR	2,455	677,187
Tencent Holdings Ltd.	10,500	441,837
Tencent Holdings Ltd. - ADR	5,480	231,968
Vipshop Holdings Ltd. - ADR*	12,027	111,971
YY, Inc. - ADR*	3,739	279,378
		3,454,560
Colombia—0.3%
Almacenes Exito SA	36,500	190,093
Hong Kong—1.9%
China Mobile Ltd. - SP ADR	12,987	689,350
WH Group Ltd.	357,500	374,712
		1,064,062
Hungary—1.0%
Richter Gedeon Nyrt	11,618	302,508
Waberer's International Zrt*	13,427	263,505
		566,013
India—2.9%
Gujarat State Petronet Ltd.	42,003	125,597
Petronet LNG Ltd.	39,107	139,110
Tech Mahindra Ltd.	19,983	133,946
Varun Beverages Ltd.	34,782	285,382
Videocon D2h Ltd. - ADR*	78,926	729,276
Yes Bank Ltd.	8,927	245,402
		1,658,713
Indonesia—0.7%
Bank Rakyat Indonesia Persero Tbk PT	164,200	186,670
Chandra Asri Petrochemical Tbk PT	125,800	199,444
		386,114
Israel—2.3%
Gazit-Globe Ltd.	70,440	686,790
Tamar Petroleum Ltd.*	102,939	644,231
		1,331,021
Luxembourg—0.3%
Ternium SA - ADR	5,256	159,940
Malaysia—0.6%
Bumi Armada Bhd*	2,010,800	347,854
Mexico—6.0%
America Movil SAB de CV Class L - SP ADR	9,491	177,292
Becle SAB de CV*	404,000	710,193
Cemex SAB de CV - SP ADR*	74,971	697,980
Credito Real SAB de CV SOFOM ER	377,800	704,707
Gentera SAB de CV	179,300	276,182
Gruma SAB de CV	19,670	288,517
Qualitas Controladora SAB de CV	152,500	263,986
Unifin Financiera SAB de CV SOFOM ENR	40,900	140,685
Vista Oil & Gas SAB de CV*	13,133	129,646
		3,389,188
Netherlands—0.6%
Heineken Holding NV	3,155	311,667
Poland—1.0%
AmRest Holdings SE*	1,877	187,842
Cyfrowy Polsat SA	50,324	378,068
		565,910
Russia—2.4%
Novolipetsk Steel PJSC	5,241	126,271
Rosneft Oil Co PJSC	26,282	137,576
Sberbank of Russia PJSC - SP ADR	54,984	746,133
Yandex NV, Class A*	11,801	354,148
		1,364,128
Singapore—0.2%
Broadcom Ltd.	441	111,163
South Africa—6.1%
Astral Foods Ltd.	9,943	118,433
AVI Ltd.	32,376	246,146
Barclays Africa Group Ltd.	36,834	420,304
Clover Industries Ltd.	225,475	276,454
Imperial Holdings Ltd.	4,159	66,796
JSE Ltd.	37,601	389,545

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 61

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	Portfolio of Investments

	Number of Shares	Value
South Africa—(continued)
Naspers Ltd., Class N	4,815	$1,090,737
Nedbank Group Ltd.	25,474	430,632
Remgro Ltd.	13,870	231,908
Tongaat Hulett Ltd.	20,395	185,971
		3,456,926
South Korea—2.3%
Korea Electric Power Corp. - SP ADR	9,435	182,567
KT Corp. - SP ADR	18,535	305,642
KT&G Corp.	3,775	383,788
LG Uplus Corp.	14,570	178,804
NCSoft Corp.	822	280,822
		1,331,623
Taiwan—1.1%
Basso Industry Corp.	53,000	158,541
Hon Hai Precision Industry Co., Ltd.	126,000	492,036
		650,577
Thailand—0.7%
SPCG PCL	614,100	379,389
Turkey—3.9%
Akbank Turk AS	191,691	574,923
Haci Omer Sabanci Holding AS	132,761	408,057
Tupras Turkiye Petrol Rafinerileri AS	5,127	174,338
Turkiye Garanti Bankasi AS	184,861	575,987
Turkiye Sinai Kalkinma Bankasi AS	1,103,318	485,605
		2,218,910
United Arab Emirates—1.5%
Abu Dhabi Commercial Bank PJSC	108,637	216,840
Emaar Malls PJSC*	980,535	656,734
		873,574
United Kingdom—1.0%
Cairn Energy PLC*	32,507	72,127
KAZ Minerals PLC*	19,070	207,854
Petra Diamonds Ltd.*	243,247	296,140
		576,121
United States—4.2%
Air Lease Corp.	17,547	713,110
Atrium European Real Estate Ltd.	122,448	578,262
Kosmos Energy Ltd.*	21,777	153,310
Liberty Global PLC LiLAC, Class C*	25,983	670,102
Micron Technology, Inc.*	5,384	172,126
Yum China Holdings, Inc.*	3,456	122,204
		2,409,114
TOTAL COMMON STOCKS (Cost $30,212,889)		33,193,890
EXCHANGE TRADED FUNDS—2.0%
Thailand—0.4%
Jasmine Broadband Internet Infrastructure Fund	676,843	232,375
United States—1.6%
iShares MSCI Emerging Markets ETF	20,377	913,501
TOTAL EXCHANGE TRADED FUNDS (Cost $1,114,333)		1,145,876
PREFERRED STOCKS—5.5%
Brazil—0.9%
Banco Bradesco SA - ADR, 3.656%	15,063	160,270
Cia de Transmissao de Energia Eletrica Paulista, 2.380%	6,200	138,049
Itau Unibanco Holding SA - SP ADR, 4.490%	16,342	208,688
		507,007
Russia—0.6%
Sberbank of Russia PJSC, 3.887%	118,600	323,163
South Korea—4.0%
Samsung Electronics Co., Ltd, 1.485%	1,368	2,290,267
TOTAL PREFERRED STOCKS (Cost $2,566,824)		3,120,437
WARRANTS—0.0%
Mexico—0.0%
Vista Oil & Gas SAB de CV*‡	13,133	3,856
TOTAL WARRANTS (Cost $0)		3,856
SHORT-TERM INVESTMENTS—29.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.65%	16,525,812	16,525,812
TOTAL SHORT-TERM INVESTMENTS (Cost $16,525,812)		16,525,812
TOTAL long positions—95.0%
(Cost $50,419,858)		53,989,871
OTHER ASSETS IN EXCESS OF LIABILITIES—5.0%		2,839,097
NET ASSETS—100.0%		$56,828,968

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
NVDR	—	Non-Voting Depository Receipt
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2017, these securities amounted to $3,856 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

62 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	Portfolio of Investments

Contracts For Difference held by the Fund at August 31, 2017, are as follows:

Reference Company	Counterparty	Expiration Date	Financing Rate	Payment Frequency	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Long
China
Alibaba Group Holding Ltd.	Goldman Sachs	9/18/2020	1.23%	Monthly	5,770	$990,940	$80,146
Baidu Inc. - SP ADR	Goldman Sachs	9/18/2020	1.23%	Monthly	3,672	837,400	9,464
China Lesso Group	Goldman Sachs	9/17/2020	0.42%	Monthly	333,000	239,653	18,249
China Maple Leaf	Goldman Sachs	9/17/2020	0.42%	Monthly	272,000	231,013	(2,697)
China Telecom Corp. Ltd., Class H	Goldman Sachs	9/17/2020	0.42%	Monthly	930,000	478,952	31,848
Hangzhou Hikvision	Goldman Sachs	9/18/2020	1.23%	Monthly	103,500	505,519	31,092
Henan Shuang Inv.	Goldman Sachs	9/18/2020	1.23%	Monthly	99,800	339,479	11,885
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	9/18/2020	1.23%	Monthly	30,100	408,048	(163)
Kweichow Moutai	Goldman Sachs	9/18/2020	1.23%	Monthly	5,900	439,543	2,340
Shanghai Haohai Biological Technology Co., Ltd., Class H	Goldman Sachs	9/17/2020	0.42%	Monthly	32,900	162,067	100
Sunny Optical Technology Group Co., Ltd.	Goldman Sachs	9/17/2020	0.42%	Monthly	51,000	733,651	44,694
Tencent Holdings Ltd.	Goldman Sachs	9/17/2020	0.42%	Monthly	48,700	2,049,280	64,165
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	9/18/2020	1.23%	Monthly	80,000	673,310	(13,969)
Zhengzhou Yutong Bus Co., Ltd., Class A	Goldman Sachs	9/18/2020	1.23%	Monthly	55,399	174,650	(7,860)
						8,263,505	269,294
Egypt
Commercial International Bank Egypt SAE	Goldman Sachs	9/17/2020	1.23%	Monthly	38,126	181,886	6,800

Hong Kong
1st Pacifico Co.	Goldman Sachs	9/17/2020	0.42%	Monthly	190,000	152,808	6,074
AIA Group Ltd.	Goldman Sachs	9/17/2020	0.42%	Monthly	31,400	241,836	3,780
China Unicom Ltd.	Goldman Sachs	9/17/2020	0.42%	Monthly	182,000	264,404	(13,448)
						659,048	(3,594)
India
Videocon D2H Ltd. - ADR	Goldman Sachs	9/18/2020	1.23%	Monthly	12,386	114,447	7,235

Israel
Tamar Petroleum Ltd. NPV	Goldman Sachs	9/16/2020	0.10%	Monthly	18,334	114,741	4

Luxembourg
Samsonite International SA	Goldman Sachs	9/17/2020	0.42%	Monthly	39,600	162,833	5,111

Mexico
Gentera SAB de CV	Goldman Sachs	9/18/2020	1.23%	Monthly	95,500	147,102	7,703
Grupo GicSA SA de CV	Goldman Sachs	9/18/2020	1.23%	Monthly	888,400	596,763	660
						743,865	8,363
South Africa
Remgro Ltd.	Goldman Sachs	9/22/2020	6.83%	Monthly	3,963	66,262	548

South Korea
Bnk Financial Group	Goldman Sachs	9/17/2020	1.23%	Monthly	57,040	499,331	(39,396)
Eugene Technology	Goldman Sachs	9/17/2020	1.23%	Monthly	24,151	395,224	42,729
Hana Financial Group, Inc.	Goldman Sachs	9/17/2020	1.23%	Monthly	6,020	261,809	(3,104)
Hyundai Mobis Co., Ltd.	Goldman Sachs	9/17/2020	1.23%	Monthly	1,651	345,946	(14,612)
Kiwoom Securities	Goldman Sachs	9/17/2020	1.23%	Monthly	3,247	232,799	(885)
KT Corp.	Goldman Sachs	9/17/2020	1.23%	Monthly	2,891	80,013	(2,735)

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 63

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	Portfolio of Investments

Reference Company	Counterparty	Expiration Date	Financing Rate	Payment Frequency	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Long—(continued)
South Korea—(continued)
LG Chem Ltd.	Goldman Sachs	9/17/2020	1.23%	Monthly	1,264	$425,947	$43,124
Samsung Electronics Co., Ltd.	Goldman Sachs	9/17/2020	1.23%	Monthly	561	1,154,825	18,819
Samsung SDI Co., Ltd.	Goldman Sachs	9/17/2020	1.23%	Monthly	3,419	597,408	56,404
SK Hynix Inc.	Goldman Sachs	9/17/2020	1.23%	Monthly	2,780	169,717	8,527
						4,163,019	108,871
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	9/17/2020	1.23%	Monthly	227,000	1,633,832	29,396

United Kingdom
BGEO Group PLC	Goldman Sachs	9/17/2020	0.25%	Monthly	15,667	699,896	6,354
Cairn Energy PLC	Goldman Sachs	9/17/2020	0.25%	Monthly	63,989	141,980	2,654
Georgia Healthcare Group PLC	Goldman Sachs	9/17/2020	0.25%	Monthly	16,215	74,405	2,417
Petra Diamonds Ltd.	Goldman Sachs	9/17/2020	0.25%	Monthly	358,791	436,809	16,883
TBC Bank Group PLC	Goldman Sachs	9/17/2020	0.25%	Monthly	8,783	191,483	12,453
						1,544,573	40,761
Total Long						17,648,011	472,789

Short
Brazil
Fibria Celulose SA	Morgan Stanley	9/18/2020	1.16%	Monthly	(9,400)	$(123,956)	$(17,079)
Natura Cosmeticos SA	Goldman Sachs	9/18/2020	1.16%	Monthly	(31,000)	(290,614)	(29,447)
						(414,570)	(46,526)
Chile
Sociedad Quimica Mineral	Goldman Sachs	9/18/2020	1.16%	Monthly	(4,270)	(200,391)	(3,283)

China
58 Com. Inc.	Goldman Sachs	9/18/2020	1.16%	Monthly	(2,117)	(132,588)	(20,036)
Bitauto Holdings Ltd.	Goldman Sachs	9/18/2020	1.16%	Monthly	(3,590)	(128,522)	7,425
China Life Insurance Co., Ltd., Class H	Goldman Sachs	9/17/2020	0.06%	Monthly	(64,000)	(206,064)	(13,460)
China Pacific Insurance Group, Ltd., Class H	Goldman Sachs	9/17/2020	0.06%	Monthly	(36,000)	(170,202)	(10,337)
Cosco Shipping Development Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(1,165,000)	(282,037)	(986)
Cosco Shipping Holdings Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(421,000)	(267,308)	(3,413)
Huadian Power International Corp. Ltd., Class H	Goldman Sachs	9/17/2020	0.06%	Monthly	(552,000)	(226,735)	(7,660)
Huaneng Power International Inc., Class H	Goldman Sachs	9/17/2020	0.06%	Monthly	(440,000)	(287,826)	(17,553)
Maanshan Iron & Steel	Goldman Sachs	9/17/2020	0.06%	Monthly	(638,000)	(337,781)	(35,041)
New China Life Insurance Co., Ltd., Class H	Goldman Sachs	9/17/2020	0.06%	Monthly	(49,500)	(317,862)	(2,611)
Parkson Retail Group Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(1,665,500)	(253,332)	(4,427)
Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(338,000)	(318,618)	(5,208)
Tian Ge Interactive Holdings Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(303,000)	(209,089)	27,094
Yashili International Holdings Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(579,000)	(111,794)	(6,391)
						(3,249,758)	(92,604)
Denmark
Carlsberg	Goldman Sachs	9/17/2020	-0.53%	Monthly	(2,525)	(290,213)	(10,643)

The accompanying notes are an integral part of the financial statements.

64 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	Portfolio of Investments

Reference Company	Counterparty	Expiration Date	Financing Rate	Payment Frequency	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Short—(continued)
Hong Kong
Bank Of East Asia Ltd. (The)	Goldman Sachs	9/17/2020	0.06%	Monthly	(53,214)	$(244,309)	$(16,574)
Capital Environment Holdings Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(3,138,000)	(116,302)	7,234
Cathay Pacific Airways	Goldman Sachs	9/17/2020	0.06%	Monthly	(229,000)	(340,068)	(1,362)
China Aircraft Leasing Group Holdings Ltd.	Morgan Stanley	9/17/2020	0.05%	Monthly	(171,500)	(184,943)	11,677
China Huishan Dairy Holdings Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(246,000)	(13,203)	(57)
China Resources Beer Holdings Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(78,000)	(195,886)	(3,909)
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(59,600)	(181,511)	898
Fullshare Holdings	Goldman Sachs	9/17/2020	0.06%	Monthly	(337,500)	(134,556)	1,594
HK Electric Investments & HK Electric Investments Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(153,500)	(140,885)	1,902
Hong Kong & China Gas Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(154,200)	(291,952)	472
Hong Kong Exchanges & Clearing Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(12,273)	(335,632)	(6,895)
Hybrid Kinetic Group Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(4,734,000)	(117,961)	(697)
Imperial Pacific International Holdings Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(7,280,000)	(120,898)	(1,604)
KuangChi Science Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(241,000)	(81,623)	(5,939)
MTR Corp.	Goldman Sachs	9/17/2020	0.06%	Monthly	(48,500)	(283,875)	(5,905)
Realord Group Holdings Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(136,000)	(75,251)	(6,215)
Towngas China Co., Ltd.	Goldman Sachs	9/17/2020	0.06%	Monthly	(138,295)	(93,779)	(1,529)
Towngas China Co., Ltd.	Macquarie	9/19/2017	0.07%	Monthly	(296,195)	(200,854)	(3,344)
Vision Fame International Holdings Ltd.	Macquarie	9/19/2017	0.07%	Monthly	(138,000)	(9,526)	837
						(3,163,014)	(29,416)
India
Infosys Ltd. - SP ADR	Goldman Sachs	9/18/2020	1.16%	Monthly	(9,692)	(145,380)	4,806
Wipro Ltd. - SP ADR	Goldman Sachs	9/18/2020	1.16%	Monthly	(20,689)	(122,893)	3,918
						(268,273)	8,724
Indonesia
Unilever Indonesia TBK PT	Macquarie	9/19/2017	1.18%	Monthly	(104,900)	(397,700)	(18,289)

Malaysia
Digi.com. Bhd	Morgan Stanley	9/18/2020	1.16%	Monthly	(321,100)	(363,921)	(9,097)
Maxis Bhd	Morgan Stanley	9/18/2020	1.16%	Monthly	(224,400)	(303,719)	(6,451)
						(667,640)	(15,548)
Mexico
Fresnillo PLC	Goldman Sachs	9/17/2020	0.21%	Monthly	(5,885)	(123,078)	(10,067)
Grupo Televisa SAB - SP ADR	Goldman Sachs	9/18/2020	1.16%	Monthly	(11,911)	(307,661)	1,070
Telesites SAB CV	Goldman Sachs	9/18/2020	1.16%	Monthly	(377,500)	(298,550)	1,751
						(729,289)	(7,246)
Poland
LPP SA	Goldman Sachs	9/17/2020	1.16%	Monthly	(144)	(352,498)	(55,313)

Singapore
Sats Ltd. NPV	Goldman Sachs	9/18/2020	0.65%	Monthly	(75,500)	(269,285)	(4,141)
SembCorp. Marine Ltd.	Morgan Stanley	9/18/2020	0.47%	Monthly	(165,700)	(194,931)	(5,134)
Singapore Airlines Ltd. NPV	Goldman Sachs	9/18/2020	0.65%	Monthly	(42,800)	(325,786)	3,026
						(790,002)	(6,249)

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 65

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (continued)	Portfolio of Investments

Reference Company	Counterparty	Expiration Date	Financing Rate	Payment Frequency	Number of Contracts Long/(Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Short—(continued)
South Africa
Aspen Pharmacare Holdings Ltd.	Goldman Sachs	9/18/2020	6.56%	Monthly	(4,622)	$(103,051)	$(8,443)
MTN Group Ltd.	Goldman Sachs	9/18/2020	6.56%	Monthly	(34,876)	(347,021)	(24,798)
						(450,072)	(33,241)
South Korea
Amorepacific Corp.	Morgan Stanley	9/17/2020	1.16%	Monthly	(663)	(169,769)	(6,823)
Amorepacific Group	Goldman Sachs	9/17/2020	1.16%	Monthly	(1,506)	(179,312)	(11,727)
Celltrion Health	Macquarie	9/19/2017	1.18%	Monthly	(1,931)	(81,857)	1,827
Celltrion Inc.	Goldman Sachs	9/17/2020	1.16%	Monthly	(2,305)	(236,023)	(17,169)
CJ CGV Co., Ltd.	Morgan Stanley	9/17/2020	1.16%	Monthly	(6,817)	(396,088)	(39,240)
Hite Jinro Co. Ltd.	Goldman Sachs	9/17/2020	1.16%	Monthly	(11,862)	(274,849)	(5,184)
Kakao Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(2,108)	(230,595)	(19,241)
Kangwon Land Inc.	Goldman Sachs	9/17/2020	1.16%	Monthly	(7,756)	(237,504)	691
LG Display Co., Ltd.	Goldman Sachs	9/17/2020	1.16%	Monthly	(9,930)	(275,525)	(17,991)
Lotte Shopping Co., Ltd.	Goldman Sachs	9/17/2020	1.16%	Monthly	(1,034)	(235,949)	(14,652)
Paradise Co. Ltd.	Morgan Stanley	9/17/2020	1.16%	Monthly	(27,550)	(357,496)	(902)
Samsung Heavy Industries Co., Ltd.	Goldman Sachs	9/17/2020	1.16%	Monthly	(33,469)	(318,723)	(12,498)
Seah Besteel Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(10,220)	(321,896)	(23,023)
						(3,315,586)	(165,932)
Switzerland
Cie Financiere Richemont SA	Goldman Sachs	9/18/2020	6.56%	Monthly	(11,591)	(103,282)	(3,730)

Taiwan
AU Optronics Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(424,000)	(174,559)	(8,309)
Cheng Shin Rubber	Goldman Sachs	9/17/2020	1.16%	Monthly	(62,000)	(124,925)	(10,335)
Eclat Textile Co., Ltd.	Goldman Sachs	9/17/2020	1.16%	Monthly	(25,500)	(313,748)	(10,225)
Feng Tay Enterprise	Goldman Sachs	9/17/2020	1.16%	Monthly	(66,000)	(313,642)	6,229
Innolux Corp.	Goldman Sachs	9/17/2020	1.16%	Monthly	(586,000)	(286,528)	(16,042)
Sitronix Technology	Goldman Sachs	9/17/2020	1.16%	Monthly	(32,000)	(97,387)	(1,449)
						(1,310,789)	(40,131)
Thailand
Advanced Info. Service PCL	Macquarie	9/19/2017	1.18%	Monthly	(48,300)	(273,088)	(19,052)
Airports of Thailand PCL	Morgan Stanley	9/18/2020	1.16%	Monthly	(208,000)	(342,092)	(18,614)
Kasikornbank PCL	Goldman Sachs	9/18/2020	1.16%	Monthly	(23,200)	(140,714)	(6,563)
Thai Airways International PCL - NVDR	Morgan Stanley	9/18/2020	1.16%	Monthly	(561,200)	(306,375)	(9,162)
						(1,062,269)	(53,391)
United Kingdom
Antofagasta PLC	Goldman Sachs	9/17/2020	0.21%	Monthly	(10,858)	(145,566)	(16,923)
Standard Chartered PLC	Goldman Sachs	9/17/2020	0.21%	Monthly	(25,523)	(254,214)	1,148
Subsea 7 S.A Com.	Goldman Sachs	9/17/2020	0.49%	Monthly	(19,146)	(275,445)	(8,051)
						(675,225)	(23,826)
United States
Ecopetrol SA - SP ADR	Goldman Sachs	9/18/2020	1.16%	Monthly	(27,413)	(252,474)	(2,490)
Tuniu Corp. - SP ADR	Goldman Sachs	9/18/2020	1.16%	Monthly	(35,080)	(263,100)	9,785
						(515,574)	7,295
Total Short						(17,956,145)	(589,349)
Net unrealized gain/(loss) on Contracts For Difference							$(116,560)

The accompanying notes are an integral part of the financial statements.

66 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (concluded)	Portfolio of Investments

A summary of the inputs used to value the Fund's investments as of August 31, 2017 is as follows:

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Argentina	$1,484,579	$1,484,579	$—	$—
Australia	506,229	—	506,229	—
Bermuda	150,480	150,480	—	—
Brazil	3,679,923	3,679,923	—	—
Canada	241,643	241,643	—	—
Chile	334,376	334,376	—	—
China	3,454,560	3,012,723	441,837	—
Colombia	190,093	190,093	—	—
Hong Kong	1,064,062	689,350	374,712	—
Hungary	566,013	263,505	302,508	—
India	1,658,713	729,276	929,437	—
Indonesia	386,114	—	386,114	—
Israel	1,331,021	644,231	686,790	—
Luxembourg	159,940	159,940	—	—
Malaysia	347,854	—	347,854	—
Mexico	3,389,188	3,259,542	129,646	—
Netherlands	311,667	—	311,667	—
Poland	565,910	565,910	—	—
Russia	1,364,128	1,100,281	263,847	—
Singapore	111,163	111,163	—	—
South Africa	3,456,926	851,970	2,604,956	—
South Korea	1,331,623	488,209	843,414	—
Taiwan	650,577	—	650,577	—
Thailand	379,389	—	379,389	—
Turkey	2,218,910	—	2,218,910	—
United Arab Emirates	873,574	656,734	216,840	—
United Kingdom	576,121	296,140	279,981	—
United States	2,409,114	2,409,114	—	—
Exchange Traded Funds	1,145,876	1,145,876	—	—
Preferred Stock
Brazil	507,007	507,007	—	—
Russia	323,163	—	323,163	—
South Korea	2,290,267	—	2,290,267	—
Warrant	3,856	—	—	3,856
Short-Term Investments	16,525,812	16,525,812	—	—
Contracts For Difference
Equity Contracts	665,042	—	665,042	—
Total Assets	$54,654,913	$39,497,877	$15,153,180	$3,856

	Total Value as of August 31, 2017	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Contracts for difference
Equity Contracts	$(781,602)	$—	$(780,848)	$(754)
Total Liabilities	$(781,602)	$—	$(780,848)	$(754)

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 67

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value † ^	$653,817,541	$1,186,800,543	$6,207,962,286	$2,091,050,159
Short-term investments, at value **	15,432,446	13,679,426	400,097,506	52,980,604
Cash	—	2,473,246	16,904,441	—
Foreign currency, at value #	—	1,014,990	4,647,045	—
Receivables
Investments sold	—	2,596,707	29,842,008	2,353,436
Deposits with brokers for contracts for difference	—	—	1,880,000	—
Deposits with brokers for securities sold short	—	305,180,696	3,073,738,404	—
Capital shares sold	274,993	1,882,650	10,611,860	2,690,500
Dividends and interest	422,300	919,933	11,412,614	3,166,739
Unrealized appreciation on contracts for difference ◊	—	—	210,114	—
Prepaid expenses and other assets	31,668	29,958	108,176	54,591
Total assets	669,978,948	1,514,578,149	9,757,414,454	2,152,296,029
LIABILITIES
Securities sold short, at fair value ‡	—	309,512,815	3,112,053,760	—
Options written, at value + ◊	—	1,064,979	—	—
Payables
Securities lending collateral	145,401,288	242,880,958	—	347,380,390
Investments purchased	—	11,532,880	48,047,742	5,639,771
Capital shares redeemed	2,077,546	552,139	7,594,122	807,233
Investment advisory fees	388,542	1,803,938	6,990,897	986,364
Custodian fees	4,792	8,989	53,819	6,111
Distribution and service fees	69,673	15,007	—	71,912
Dividends on securities sold-short	—	146,041	4,393,312	—
Administration and accounting fees	10,679	27,596	143,144	15,637
Transfer agent fees	11,648	35,997	294,371	61,895
Unrealized depreciation on contracts for difference ◊	—	—	4,270,649	—
Other accrued expenses and liabilities	70,029	72,720	489,381	131,983
Total liabilities	148,034,197	567,654,059	3,184,331,197	355,101,296
Net Assets	$521,944,751	$946,924,090	$6,573,083,257	$1,797,194,733
NET ASSETS CONSIST OF:
Par value	$21,188	$45,521	$404,234	$70,386
Paid-in capital	404,955,563	808,212,922	5,598,619,975	1,350,742,251
Undistributed net investment income/(accumulated net investment loss)	620,877	(8,214,908)	(20,802,139)	8,202,762
Accumulated net realized gain/(loss) from investments, securities sold short, options written, contracts for difference and foreign currency	12,264,688	(1,502,994)	(98,977,703)	48,281,280
Net unrealized appreciation/(depreciation) on investments, securities sold short, options written, contracts for difference and foreign currency translation	104,082,435	148,383,549	1,093,838,890	389,898,054
Net Assets	$521,944,751	$946,924,090	$6,573,083,257	$1,797,194,733
INSTITUTIONAL CLASS
Net assets	$362,674,220	$858,820,812	$6,361,628,343	$1,370,290,495
Shares outstanding	14,528,493	40,970,758	391,008,389	53,594,259
Net asset value, offering and redemption price per share	$24.96	$20.96	$16.27	$25.57
INVESTOR CLASS
Net assets	$159,270,531	$88,103,278	$211,454,914	$426,904,238
Shares outstanding	6,659,453	4,550,636	13,226,098	16,792,073
Net asset value, offering and redemption price per share	$23.92	$19.36	$15.99	$25.42
† Investments in securities, at cost	$549,735,106	$1,015,389,664	$4,901,076,546	$1,701,152,526
^ Includes market value of securities on loan	$143,464,316	$238,127,219	$—	$343,771,950
** Short-term investments, at cost	$15,432,446	$13,679,426	$400,097,506	$52,980,604
# Foreign currency, at cost	$—	$951,873	$4,568,180	$—
‡ Proceeds received, securities sold short	$—	$284,398,985	$2,857,984,682	$—
+ Premiums received, options written	$—	$2,871,380	$—	$—
◊ Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

68 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Long/Short Fund
ASSETS
Investments in securities, at value † ^	$38,186,031	$620,811,203	$1,016,260,366	$37,464,059
Short-term investments, at value **	868,320	18,828,594	32,614,119	16,525,812
Foreign currency, at value #	—	263,023	421,243	55,916
Receivables
Investments sold	395,276	3,545,234	21,766,679	839,069
Deposits with brokers for contracts for difference	—	—	330,000	2,789,628
Deposits with brokers for securities sold short	—	—	524,163,131	—
Capital shares sold	—	—	1,512,444	109,004
Dividends and interest	25,891	1,200,429	2,185,552	74,994
Unrealized appreciation on contracts for difference ◊	—	—	62,403	665,042
Prepaid expenses and other assets	10,340	16,852	49,570	8,944
Total assets	39,485,858	644,665,335	1,599,365,507	58,532,468
LIABILITIES
Securities sold short, at fair value ‡	$—	$—	$522,968,128	$—
Options written, at value + ◊	—	—	1,911,597	—
Due to custodian	—	—	18,753	100,876
Payables
Securities lending collateral	8,388,754	49,103,957	—	—
Investments purchased	238,878	4,519,263	28,322,075	715,638
Capital shares redeemed	—	—	723,790	—
Investment advisory fees	19,626	424,411	1,329,633	55,037
Custodian fees	4,380	14,537	10,912	9,882
Dividends on securities sold-short	—	—	1,230,903	—
Administration and accounting fees	3,653	9,437	21,661	5,813
Transfer agent fees	6,408	8,835	65,863	1,087
Unrealized depreciation on contracts for difference ◊	—	—	415,861	781,602
Other accrued expenses and liabilities	42,788	60,176	82,761	33,565
Total liabilities	8,704,487	54,140,616	557,101,937	1,703,500
Net Assets	$30,781,371	$590,524,719	$1,042,263,570	$56,828,968
NET ASSETS CONSIST OF:
Par value	$1,909	$33,955	$91,961	$4,689
Paid-in capital	28,178,157	517,421,868	971,976,159	50,781,345
Undistributed net investment income/(accumulated net investment loss)	101,663	2,907,337	(7,496,257)	1,100,262
Accumulated net realized gain/(loss) from investments, securities sold short, options written, contracts for difference and foreign currency	592,620	(360,636)	(23,433,612)	1,474,219
Net unrealized appreciation/(depreciation) on investments, securities sold short, options written, contracts for difference and foreign currency translation	1,907,022	70,522,195	101,125,319	3,468,453
Net Assets	$30,781,371	$590,524,719	$1,042,263,570	$56,828,968
INSTITUTIONAL CLASS
Net assets	$30,781,371	$590,524,719	$1,008,233,893	$56,828,968
Shares outstanding	1,908,730	33,954,707	88,936,648	4,688,551
Net asset value, offering and redemption price per share	$16.13	$17.39	$11.34	$12.12
INVESTOR CLASS
Net assets	$—	$—	$34,029,677	$—
Shares outstanding	—	—	3,023,863	—
Net asset value, offering and redemption price per share	$—	$—	$11.25	$—
† Investments in securities, at cost	$36,279,009	$550,309,836	$893,391,427	$33,894,046
^ Includes market value of securities on loan	$8,250,765	$48,322,741	$—	$—
** Short-term investments, at cost	$868,320	$18,828,594	$32,614,119	$16,525,812
# Foreign currency, at cost	$—	$262,563	$420,927	$55,786
‡ Proceeds received, securities sold short	$—	$—	$501,393,395	$—
+ Premiums received, options written	$—	$—	$2,117,058	$—
◊ Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 69

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2017

STATEMENTS OF OPERATIONS

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$7,436,806	$14,169,888	$95,017,657	$24,797,586
Interest	76,559	58,452	1,635,709	320,488
Income from securities loaned (Note 6)	307,212	675,772	—	349,725
Total investment income	7,820,577	14,904,112	96,653,366	25,467,799

Expenses
Advisory fees (Note 2)	4,782,247	21,002,382	81,234,584	11,601,703
Distribution fees (Investor Class) (Note 2)	344,345	254,424	580,807	972,559
Transfer agent fees (Note 2)	332,754	474,649	3,297,734	933,224
Administration and accounting fees (Note 2)	184,952	366,099	1,972,313	499,654
Audit and tax service fees	45,931	46,860	48,355	42,278
Custodian fees (Note 2)	34,861	73,413	486,709	63,161
Printing and shareholder reporting fees	65,610	69,290	391,012	180,321
Legal fees	43,575	78,421	692,694	130,090
Directors and officers fees	42,270	89,901	634,871	140,625
Other expenses	102,799	112,708	573,668	170,378
Dividend expense on securities sold-short	—	1,524,612	51,401,865	—
Prime broker interest expense	—	2,353,318	3,879,327	—
Total expenses before waivers and reimbursements	5,979,344	26,446,077	145,193,939	14,733,993
Less: waivers and reimbursements	(374,241)	—	—	(1,300,485)
Net expenses after waivers and reimbursements	5,605,103	26,446,077	145,193,939	13,433,508
Net investment income/(loss)	2,215,474	(11,541,965)	(48,540,573)	12,034,291

Net realized gain/(loss) from:
Investment securities	24,012,473	46,788,440	452,543,069	68,707,040
Investments sold short	—	(45,788,925)	(375,409,726)	—
Foreign currency transactions	—	(272,332)	(25,466,861)	(1,141)
Contracts for difference**	—	—	28,373,822	—
Options written**	—	2,622,915	2,027,917	—
Net change in unrealized appreciation/(depreciation) on:
Investment securities	20,433,718	49,400,043	372,082,226	127,577,368
Investments sold short	—	(3,554,828)	(28,144,381)	—
Foreign currency translation	—	233,299	54,442,965	222
Options written**	—	(3,738,096)	(914,882)	(141,370)
Contracts for difference**	—	—	(1,823,831)	—
Net realized and unrealized gain/(loss)	44,446,191	45,690,516	477,710,318	196,142,119
Net increase/(decrease) in net assets resulting from operations	$46,661,665	$34,148,551	$429,169,745	$208,176,410
† Net of foreign withholding taxes of	$—	$(168,579)	$(1,679,612)	$(162,303)

**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

70 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2017

STATEMENTS OF OPERATIONS (concluded)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/ Short Fund	Boston Partners Emerging Markets Long/Short Fund
Investment Income
Dividends †	$410,058	$8,256,380	$15,039,098	$340,121
Interest	4,024	104,345	346,390	55,903
Income from securities loaned (Note 6)	63,379	94,283	—	—
Total investment income	477,461	8,455,008	15,385,488	396,024

Expenses
Advisory fees (Note 2)	272,433	4,244,838	13,678,992	479,386
Distribution fees (Investor Class) (Note 2)	—	—	81,361	—
Transfer agent fees (Note 2)	27,442	123,005	865,000	13,688
Administration and accounting fees (Note 2)	32,248	187,796	336,464	62,199
Audit and tax service fees	44,287	47,510	52,929	74,816
Custodian fees (Note 2)	22,004	109,114	156,716	71,553
Printing and shareholder reporting fees	3,117	22,492	115,626	5
Legal fees	3,372	42,609	75,818	24,138
Directors and officers fees	5,653	44,027	86,730	1,901
Other expenses	28,576	67,158	138,041	25,884
Dividend expense on securities sold-short	—	—	7,981,698	16,871
Prime broker interest expense	—	—	475,560	2,698
Total expenses before waivers and reimbursements	439,132	4,888,549	24,044,935	773,139
Less: waivers and reimbursements	(64,536)	(407,721)	—	(220,693)
Net expenses after waivers and reimbursements	374,596	4,480,828	24,044,935	552,446
Net investment income/(loss)	102,865	3,974,180	(8,659,447)	(156,422)

Net realized gain/(loss) from:
Investment securities	3,354,776	29,295,645	67,624,624	1,835,294
Investments sold short	—	—	(46,663,806)	(39,184)
Foreign currency transactions	—	(169,277)	(600,115)	(174,272)
Contracts for difference**	—	—	(633,269)	1,199,484
Options written**	—	—	(1,848,326)	—
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(1,846,986)	26,433,017	35,993,420	3,345,589
Investments sold short	—	—	(7,582,458)	(4,193)
Foreign currency translation	—	26,723	(3,079)	15,110
Options written**	—	—	377,550	—
Contracts for difference**	—	—	(601,486)	(105,899)
Net realized and unrealized gain/(loss)	1,507,790	55,586,108	46,063,055	6,071,929
Net increase/(decrease) in net assets resulting from operations	$1,610,655	$59,560,288	$37,403,608	$5,915,507
† Net of foreign withholding taxes of	$(1,377)	$(417,259)	$(671,302)	$(40,165)

**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 71

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$2,215,474	$2,646,599	$(11,541,965)	$(12,449,089)
Net realized gain/(loss) from investments, securities sold short, options written, contracts for difference and foreign currency	24,012,473	363,833	3,350,098	13,853,222
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, options written, contracts for difference and foreign currency translation	20,433,718	37,842,330	42,340,418	91,936,209
Net increase/(decrease) in net assets resulting from operations	46,661,665	40,852,762	34,148,551	93,340,342

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(2,781,092)	(1,116,668)	—	—
Investor Class	(870,239)	(433,454)	—	—
Net realized capital gains
Institutional Class	(4,527,424)	(8,598,571)	—	(40,334,881)
Investor Class	(1,908,313)	(5,838,075)	—	(8,084,170)
Net decrease in net assets from dividends and distributions to shareholders	(10,087,068)	(15,986,768)	—	(48,419,051)

Capital transactions:
Institutional Class
Proceeds from shares sold	143,360,524	122,658,508	251,115,617	396,153,274
Reinvestment of distributions	7,224,434	9,508,519	—	32,015,441
Shares redeemed	(93,047,367)	(53,096,633)	(154,556,632)	(230,424,800)
Redemption fees	—	1,095	—	14,072
Investor Class
Proceeds from shares sold	55,351,017	20,909,233	28,174,624	26,849,657
Reinvestment of distributions	2,742,456	6,206,809	—	8,022,262
Shares redeemed	(35,771,687)	(35,074,206)	(41,269,077)	(36,539,874)
Redemption fees	—	733	—	89,037
Net increase/(decrease) in net assets from capital transactions	79,859,377	71,114,058	83,464,532	196,179,069
Total increase/(decrease) in net assets	116,433,974	95,980,052	117,613,083	241,100,360

Net assets
Beginning of period	405,510,777	309,530,725	829,311,007	588,210,647
End of period	$521,944,751	$405,510,777	$946,924,090	$829,311,007
Undistributed net investment income/(accumulated net investment loss), end of period	$620,877	$2,061,264	$(8,214,908)	$(6,815,299)

Share transactions:
Institutional Class
Shares sold	5,859,848	5,941,592	11,819,997	20,854,632
Shares reinvested	286,570	471,419	—	1,811,853
Shares redeemed	(3,750,327)	(2,505,732)	(7,287,722)	(12,161,562)
Net increase/(decrease)	2,396,091	3,907,279	4,532,275	10,504,923
Investor Class
Shares sold	2,326,311	1,051,411	1,428,241	1,502,343
Shares reinvested	113,325	320,269	—	489,461
Shares redeemed	(1,512,331)	(1,793,646)	(2,116,120)	(2,063,761)
Net increase/(decrease)	927,305	(421,966)	(687,879)	(71,957)

The accompanying notes are an integral part of the financial statements.

72 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(48,540,573)	$(26,872,478)	$12,034,291	$16,407,400
Net realized gain/(loss) from investments, securities sold short, options written, contracts for difference and foreign currency	82,068,221	(36,274,871)	68,705,899	20,910,870
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, options written, contracts for difference and foreign currency translation	395,642,097	330,278,081	127,436,220	115,694,094
Net increase/(decrease) in net assets resulting from operations	429,169,745	267,130,732	208,176,410	153,012,364

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	—	(11,995,129)	(11,368,127)
Investor Class	—	—	(3,222,915)	(3,192,996)
Net realized capital gains	—
Institutional Class	—	(263,345,574)	(28,594,882)	(42,112,813)
Investor Class	—	(10,452,896)	(9,675,303)	(14,100,673)
Net decrease in net assets from dividends and distributions to shareholders	—	(273,798,470)	(53,488,229)	(70,774,609)

Capital transactions:
Institutional Class
Proceeds from shares sold	1,410,703,594	2,258,387,380	407,408,037	383,465,494
Reinvestment of distributions	—	117,737,179	33,690,794	43,589,093
Shares redeemed	(1,867,016,913)	(2,705,697,972)	(202,947,193)	(265,789,456)*
Redemption fees	—	88,819	—	—
Investor Class
Proceeds from shares sold	50,886,104	100,743,220	142,238,260	153,370,249
Reinvestment of distributions	—	10,435,203	12,755,592	17,088,905
Shares redeemed	(113,462,680)	(151,706,463)	(114,699,120)	(91,643,291)*
Redemption fees	—	3,563	—	—
Net increase/(decrease) in net assets from capital transactions	(518,889,895)	(370,009,071)	278,446,370	240,080,994
Total increase/(decrease) in net assets	(89,720,150)	(376,676,809)	433,134,551	322,318,749

Net assets
Beginning of period	6,662,803,407	7,039,480,216	1,364,060,182	1,041,741,433
End of period	$6,573,083,257	$6,662,803,407	$1,797,194,733	$1,364,060,182
Undistributed net investment income/(accumulated net investment loss), end of period	$(20,802,139)	$(4,721,382)	$8,202,762	$11,387,656

Share transactions:
Institutional Class
Shares sold	89,651,745	151,328,046	16,593,193	18,371,326
Shares reinvested	—	7,933,759	1,413,797	2,057,060
Shares redeemed	(119,188,304)	(182,204,639)	(8,365,867)	(12,387,300)
Net increase/(decrease)	(29,536,559)	(22,942,834)	9,641,123	8,041,086
Investor Class
Shares sold	3,295,129	6,891,009	5,824,450	7,317,169
Shares reinvested	—	712,301	537,530	809,134
Shares redeemed	(7,364,065)	(10,330,631)	(4,701,396)	(4,307,451)
Net increase/(decrease)	(4,068,936)	(2,727,321)	1,660,584	3,818,852

*
During the year ended August 31, 2016, the Boston Partners All-Cap Value Fund transferred securities in the amounts of $41,891,676 and $4,224,410 for Institutional Class and Investor Class, respectively, to satisfy a redemption-in-kind.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 73

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$102,865	$157,961	$3,974,180	$8,005,083
Net realized gain/(loss) from investments, securities sold short, options written, contracts for difference and foreign currency	3,354,776	(1,193,299)	29,126,368	(29,312,122)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, options written, contracts for difference and foreign currency translation	(1,846,986)	2,170,030	26,459,740	50,700,779
Net increase/(decrease) in net assets resulting from operations	1,610,655	1,134,692	59,560,288	29,393,740

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(151,830)	(234,656)	(8,112,334)	(1,050,244)
Investor Class	—	—	—	—
Net realized capital gains
Institutional Class	—	(748,356)	—	(348,191)
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(151,830)	(983,012)	(8,112,334)	(1,398,435)

Capital transactions:
Institutional Class
Proceeds from shares sold	386,144	960,358	132,357,913	131,580,841
Reinvestment of distributions	140,330	905,357	8,098,384	1,320,142
Shares redeemed	(5,133,072)	(4,549,637)	(17,378,631)	(24,874,952)
Redemption fees	—	—	—	—
Investor Class
Proceeds from shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—
Net increase/(decrease) in net assets from capital transactions	(4,606,598)	(2,683,922)	123,077,666	108,026,031
Total increase/(decrease) in net assets	(3,147,773)	(2,532,242)	174,525,620	136,021,336

Net assets
Beginning of period	33,929,144	36,461,386	415,999,099	279,977,763
End of period	$30,781,371	$33,929,144	$590,524,719	$415,999,099
Undistributed net investment income/(accumulated net investment loss), end of period	$101,663	$151,831	$2,907,337	$7,146,591

Share transactions:
Institutional Class
Shares sold	23,570	70,285	7,816,097	9,199,103
Shares reinvested	8,279	64,484	514,837	90,607
Shares redeemed	(312,202)	(313,794)	(1,040,014)	(1,729,297)
Net increase/(decrease)	(280,353)	(179,025)	7,290,920	7,560,413
Investor Class
Shares sold	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease)	—	—	—	—
Net increase/(decrease) in shares outstanding	(280,353)		7,290,920

The accompanying notes are an integral part of the financial statements.

74 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Boston Partners Global Long/Short Fund		Boston Partners Emerging Markets Long/Short Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016*
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(8,659,447)	$3,182,015	$(156,422)	$(69,473)
Net realized gain/(loss) from investments, securities sold short, options written, contracts for difference and foreign currency	17,879,108	(32,947,601)	2,821,322	860,959
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, options written, contracts for difference and foreign currency translation	28,183,947	59,001,137	3,250,607	217,846
Net increase/(decrease) in net assets resulting from operations	37,403,608	29,235,551	5,915,507	1,009,332

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(1,846,463)	(2,255,193)	(801,763)	—
Investor Class	(41,737)	(171,124)	—	—
Net realized capital gains	—
Institutional Class	—	—	(96,418)	—
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(1,888,200)	(2,426,317)	(898,181)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	509,043,085	660,943,714	41,751,644	9,928,977	**
Reinvestment of distributions	1,628,987	1,983,822	898,183	—
Shares redeemed	(390,372,329)	(152,586,129)	(1,776,494)	—
Redemption fees	—	8,353	—	—
Investor Class
Proceeds from shares sold	13,182,670	23,628,972	—	—
Reinvestment of distributions	41,560	170,989	—	—
Shares redeemed	(11,692,134)	(53,562,839)	—	—
Redemption fees	—	884	—	—
Net increase/(decrease) in net assets from capital transactions	121,831,839	480,587,766	40,873,333	9,928,977
Total increase/(decrease) in net assets	157,347,247	507,397,000	45,890,659	10,938,309

Net assets
Beginning of period	884,916,323	377,519,323	10,938,309	—
End of period	$1,042,263,570	$884,916,323	$56,828,968	$10,938,309
Undistributed net investment income/(accumulated net investment loss), end of period	$(7,496,257)	$(998,065)	$1,100,262	$714,592

Share transactions:
Institutional Class
Shares sold	45,625,568	62,263,169	3,775,651	980,942
Shares reinvested	147,420	185,751	90,179	—
Shares redeemed	(35,115,302)	(14,282,287)	(158,221)	—
Net increase/(decrease)	10,657,686	48,166,633	3,707,609	980,942
Investor Class
Shares sold	1,192,120	2,230,440	—	—
Shares reinvested	3,782	16,070	—	—
Shares redeemed	(1,057,685)	(5,059,486)	—	—
Net increase/(decrease)	138,217	(2,812,976)	—	—
Net increase/(decrease) in shares outstanding	10,795,903		3,707,609

*	The Fund commenced operations on December 15, 2015.
**	During the period ended August 31, 2016, the Boston Partners Emerging Markets Long/Short Fund received securities in the amount of $897,632 for Institutional Class to satisfy a subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/17	$23.00	$0.13	$2.38	$2.51	$(0.21)	$(0.34)	$(0.55)	$—
8/31/16	21.89	0.18	2.00	2.18	(0.12)	(0.95)	(1.07)	—	[3]
8/31/15	22.65	0.21	(0.54)	(0.33)	(0.15)	(0.28)	(0.43)	—
8/31/14	19.06	0.15	3.53	3.68	(0.09)	—	(0.09)	—	[3]
8/31/13	15.31	0.09	3.75	3.84	(0.09)	—	(0.09)	—
Investor Class
8/31/17	$22.06	$0.07	$2.29	$2.36	$(0.16)	$(0.34)	$(0.50)	$—
8/31/16	21.04	0.12	1.92	2.04	(0.07)	(0.95)	(1.02)	—	[3]
8/31/15	21.79	0.14	(0.51)	(0.37)	(0.10)	(0.28)	(0.38)	—
8/31/14	18.35	0.09	3.40	3.49	(0.05)	—	(0.05)	—	[3]
8/31/13	14.74	0.05	3.61	3.66	(0.05)	—	(0.05)	—
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/17	$20.09	$(0.26)	$1.13	$0.87	$—	$—	$—	$—
8/31/16	19.04	(0.35)	3.04	2.69	—	(1.64)	(1.64)	—	[3]
8/31/15	22.65	(0.84)	(1.01)	(1.85)	—	(1.77)	(1.77)	0.01
8/31/14	20.94	(0.63)	3.57	2.94	—	(1.24)	(1.24)	0.01
8/31/13	20.47	(0.54)	2.24	1.70	—	(1.24)	(1.24)	0.01
Investor Class
8/31/17	$18.60	$(0.29)	$1.05	$0.76	$—	$—	$—	$—
8/31/16	17.79	(0.37)	2.82	2.45	—	(1.64)	(1.64)	—	[3]
8/31/15	21.33	(0.84)	(0.94)	(1.78)	—	(1.77)	(1.77)	0.01
8/31/14	19.84	(0.65)	3.37	2.72	—	(1.24)	(1.24)	0.01
8/31/13	19.51	(0.57)	2.13	1.56	—	(1.24)	(1.24)	0.01
Boston Partners Long/Short Research Fund
Institutional Class
8/31/17	$15.23	$(0.12)	$1.16	$1.04	$—	$—	$—	$—	[3]
8/31/16	15.20	(0.06)[4]	0.67	0.61	—	(0.58)	(0.58)	—	[3]
8/31/15	15.14	(0.14)	0.40	0.26	—	(0.20)	(0.20)	—	[3]
8/31/14	13.30	(0.12)	2.02	1.90	—	(0.06)	(0.06)	—	[3]
8/31/13	11.91	(0.14)	1.66	1.52	—	(0.13)	(0.13)	—	[3]
Investor Class
8/31/17	$15.00	$(0.15)	$1.14	$0.99	$—	$—	$—	$—
8/31/16	15.01	(0.09)[4]	0.66	0.57	—	(0.58)	(0.58)	—	[3]
8/31/15	15.00	(0.18)	0.39	0.21	—	(0.20)	(0.20)	—	[3]
8/31/14	13.21	(0.15)	2.00	1.85	—	(0.06)	(0.06)	—	[3]
8/31/13	11.86	(0.18)	1.66	1.48	—	(0.13)	(0.13)	—	[3]

*	Calculated based on average shares outstanding for the period.
^
Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Small Cap Value Fund II, BP Long/Short Research Fund, BP Global Equity Fund and BP Global Long/Short Fund. There was a 2.00% redemption fee on shares redeemed that were held 365 days or less on the BP Long/Short Equity Fund. The WPG Small/Micro Cap Value Fund had a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

The accompanying notes are an integral part of the financial statements.

76 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$24.96	10.92%	$362,674	1.10%	N/A	1.18%	0.53%	24%
23.00	10.67	279,049	1.10	N/A	1.22	0.86	29
21.89	(1.45)	180,057	1.10	N/A	1.23	0.91	14
22.65	19.33	102,112	1.21	N/A	1.23	0.68	16
19.06	25.19	76,442	1.29	N/A	1.29	0.53	19

$23.92	10.68%	$159,271	1.35%	N/A	1.43%	0.28%	24%
22.06	10.38	126,461	1.35	N/A	1.47	0.61	29
21.04	(1.68)	129,474	1.35	N/A	1.48	0.66	14
21.79	19.01	112,417	1.46	N/A	1.48	0.43	16
18.35	24.90	87,237	1.54	N/A	1.54	0.28	19

$20.96	4.33%	$858,821	2.80%	2.39%	2.80%	(1.21)%	63%
20.09	15.36	731,894	3.57	2.46	3.57	(1.79)	72
19.04	(8.35)	493,751	5.64	2.47	5.64	(4.22)	75
22.65	14.72	676,756	4.33	2.42	4.33	(2.93)	65
20.94	8.61	620,804	4.30	2.43	4.30	(2.58)	67

$19.36	4.09%	$88,103	3.05%	2.64%	3.05%	(1.46)%	63%
18.60	15.07	97,417	3.82	2.71	3.82	(2.04)	72
17.79	(8.55)	94,459	5.89	2.72	5.89	(4.47)	75
21.33	14.41	211,372	4.57	2.66	4.57	(3.18)	65
19.84	8.30	220,307	4.55	2.68	4.55	(2.83)	67

$16.27	6.83%	$6,361,628	2.23%	1.37%	2.23%	(0.75)%	54%
15.23	4.10	6,403,404	2.51	1.41	2.51	(0.38)[4]	53
15.20	1.73	6,738,894	2.43	1.39	2.43	(0.92)	62
15.14	14.28	5,054,388	2.52	1.39	2.52	(0.81)	57
13.30	12.81	1,743,406	2.75	1.48	2.71	(1.09)	65

$15.99	6.60%	$211,455	2.48%	1.63%	2.48%	(1.00)%	54%
15.00	3.88	259,400	2.76	1.66	2.76	(0.63)[4]	53
15.01	1.41	300,586	2.68	1.64	2.68	(1.17)	62
15.00	13.99	294,249	2.77	1.64	2.77	(1.06)	57
13.21	12.52	132,511	3.05	1.73	3.01	(1.39)	65

[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10) and $(0.13) for Institutional Class and Investor Class, respectively. The ratio of net investment loss would have been (0.66)% and (0.91)% for Institutional Class and Investor Class, respectively.

The accompanying notes are an integral part of the financial statements.

Annual Report 2017	| 77

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners All-Cap Value Fund
Institutional Class
8/31/17	$23.12	$0.20	$3.17	$3.37	$(0.27)	$(0.65)	$(0.92)	$—
8/31/16	22.08	0.30	2.15	2.45	(0.30)	(1.11)	(1.41)	—
8/31/15	23.00	0.30	(0.08)	0.22	(0.22)	(0.92)	(1.14)	—
8/31/14	19.19	0.22	4.39	4.61	(0.18)	(0.62)	(0.80)	—
8/31/13	15.57	0.24	3.75	3.99	(0.27)	(0.10)	(0.37)	—
Investor Class
8/31/17	$23.00	$0.14	$3.15	$3.29	$(0.22)	$(0.65)	$(0.87)	$—
8/31/16	21.98	0.25	2.13	2.38	(0.25)	(1.11)	(1.36)	—
8/31/15	22.90	0.25	(0.08)	0.17	(0.17)	(0.92)	(1.09)	—
8/31/14	19.12	0.17	4.38	4.55	(0.15)	(0.62)	(0.77)	—
8/31/13	15.50	0.20	3.75	3.95	(0.23)	(0.10)	(0.33)	—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/17	$15.50	$0.05	$0.65	$0.70	$(0.07)	$—	$(0.07)	$—
8/31/16	15.40	0.07	0.46	0.53	(0.10)	(0.33)	(0.43)	—
8/31/15	20.42	0.13	(2.84)	(2.71)	(0.13)	(2.18)	(2.31)	—	[4]
8/31/14	19.06	0.07	3.16	3.23	(0.02)	(1.85)	(1.87)	—
8/31/13	14.32	0.07	4.74	4.81	(0.07)	—	(0.07)	—
Boston Partners Global Equity Fund
Institutional Class
8/31/17	$15.60	$0.14	$1.95	$2.09	$(0.30)	$—	$(0.30)	$—
8/31/16	14.66	0.35 [7]	0.66	1.01	(0.05)	(0.02)	(0.07)	—
8/31/15	15.59	0.13	(0.40)	(0.27)	(0.14)	(0.52)	(0.66)	—
8/31/14	12.97	0.18	2.82	3.00	(0.02)	(0.36)	(0.38)	—
8/31/13	11.00	0.12	2.07	2.19	(0.13)	(0.09)	(0.22)	—
Boston Partners Global Long/Short Fund
Institutional Class
8/31/17	$10.90	$(0.11)	$0.57	$0.46	$(0.02)	$—	$(0.02)	$—
8/31/16	10.55	0.05 [8]	0.34	0.39	—	(0.04)	(0.04)	—	[4]
8/31/15	10.30	(0.13)	0.38	0.25	—	—	—	—	[4]
12/31/13** through 8/31/14	10.00	(0.14)	0.44	0.30	—	—	—	—	[4]
Investor Class
8/31/17	$10.85	$(0.13)	$0.54	$0.41	$(0.01)	$—	$(0.01)	$—
8/31/16	10.51	0.02 [8]	0.36	0.38	—	(0.04)	(0.04)	—	[4]
8/31/15	10.29	(0.16)	0.38	0.22	—	—	—	—	[4]
4/11/14** through 8/31/14	9.86	(0.09)	0.52	0.43	—	—	—	—	[4]
Boston Partners Emerging Markets Long/Short Fund
Institutional Class
8/31/17	$11.15	$(0.07)	$1.96	$1.89	$(0.82)	(0.10)	$(0.92)	$—
12/15/17** through 8/31/16	10.00	(0.09)	1.24	1.15	—	—	—	—

*	Calculated based on average shares outstanding, unless otherwise noted.
^
Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Small Cap Value Fund II, BP Long/Short Research Fund, BP Global Equity Fund and BP Global Long/Short Fund. There was a 2.00% redemption fee on shares redeemed that were held 365 days or less on the BP Long/Short Equity Fund. The WPG Small/Micro Cap Value Fund had a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

**	Commencement of operations.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.

The accompanying notes are an integral part of the financial statements.

78 |	Annual Report 2017

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FINANCIAL HIGHLIGHTS (concluded)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)		Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$25.57	14.88%	$1,370,288	0.80%	N/A		0.88%	0.83%	27%
23.12	11.68	1,016,106	0.77	N/A		0.96	1.41	30 [3]
22.08	0.88	793,098	0.70	N/A		0.95	1.32	33
23.00	24.52	736,475	0.70	N/A		0.94	1.05	26
19.19	26.11	441,856	0.70	N/A		0.97	1.37	32

$25.42	14.56%	$426,904	1.05%	N/A		1.13%	0.58%	27%
23.00	11.39	347,954	1.02	N/A		1.21	1.16	30 [3]
21.98	0.66	248,643	0.95	N/A		1.20	1.07	33
22.90	24.29	217,590	0.95	N/A		1.20	0.80	26
19.12	25.93	77,936	0.95	N/A		1.22	1.12	32

$16.13	4.50%	$30,781	1.10%	N/A		1.29%	0.30%	78%
15.50	3.74	33,929	1.10	N/A		1.55	0.47	62
15.40	(14.01)	36,461	1.10	N/A		1.41	0.78	80
20.42	17.46	46,008	1.36	N/A		1.42	0.35	75
19.06	33.71	40,754	1.54	N/A		1.54	0.41	72

$17.39	13.59%	$590,525	0.95%	N/A		1.04%	0.84%	83%
15.60	6.90	415,999	0.95	N/A		1.10	2.38 [7]	80
14.66	(1.75)	279,978	0.95	N/A		1.24	0.86	98
15.59	23.39	60,087	0.96	N/A		1.39	1.20	136
12.97	20.14	11,496	1.30	N/A		3.05	1.00	102

$11.34	4.26%	$1,008,234	2.63%	1.70%		2.63%	(0.94)%	109%
10.90	3.74	853,621	2.99	1.74		2.99	0.47 [8]	137
10.55	2.43	317,600	3.09	1.96		3.05	(1.27)	132
10.30	3.00	37,403	3.88 [5]	2.00	[5]	4.89 [5]	(2.04)[5]	72 [6]

$11.25	3.92%	$34,030	2.88%	1.95%		2.88%	(1.17)%	109%
10.85	3.66	31,294	3.24	1.99		3.24	0.22 [8]	137
10.51	2.14	59,919	3.34	2.21		3.30	(1.52)	132
10.29	4.36	2,841	4.12 [5]	2.25	[5]	4.44 [5]	(2.28)[5]	72 [6]

$12.12	18.71%	56,829	2.13%	2.06%		2.99%	(0.60)%	184%
11.15	11.50	10,938	3.87 [5]	2.10	[5]	7.82 [5]	(1.26)[5]	229 [3,6]

[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Annualized.
[6]	Not Annualized.
[7]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%.
[8]
Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.09) and $(0.12) for Institutional Class and Investor Class, respectively. The ratio of net investment income (loss) would have been (0.88)% and (1.13)% for Institutional Class and Investor Class, respectively.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series trust,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”), Boston Partners Emerging Markets Long/Short Fund (“BP Emerging Markets Long/Short Fund”) (collectively the “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of the end of the reporting period, the BP Funds (other than the BP Emerging Markets Long/Short Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund and the BP Emerging Markets Long/Short Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The end of the reporting period for the Fund is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

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Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 — quoted prices in active markets for identical securities;

● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy. During the current fiscal period, there were no significant transfers between Levels 1, 2 and 3 for the Funds that require disclosure.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

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Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Emerging Markets Risk — The BP Emerging Markets Long/Short Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Options Written — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the

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writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of the end of the reporting period, all of each Fund’s written options were exchange-traded options.

During the current fiscal period, the average quarterly volume of derivatives is as follows:

Fund	Purchased Options (Cost)	Written Options (Proceeds)
BP Long/Short Equity Fund	$—	$3,984,961
BP Long/Short Research Fund	—	1,510,499
BP All-Cap Value Fund	—	162,468
BP Global Equity Fund	—	99,880
BP Global Long/Short Fund	—	1,507,096

Short Sales — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund had net charges of $2,348,931, $3,788,031, $469,244 and $1,834 respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the Statements of Operations.

As of the end of the reporting period, the BP Long/Short Equity Fund, BP Long/Short Research Fund and the BP Global Long/Short Fund had securities sold short valued at $309,512,815, $3,112,053,760 and $522,968,128, respectively, for which securities of $205,406,219, $2,398,050,997 and $318,281,741 and cash deposits of $305,180,696, $3,075,618,404 and $524,493,131, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

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The BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP Long/Short Equity Fund			BP Long/Short Research Fund
Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate
192	CAD 25,699	0.95%	173	AUD 764,434	1.97%
153	JPY 15,799,213	0.43%	307	CAD 2,033,003	0.98%
233	USD 488,167	1.27%	276	CHF 1,897,757	0.33%
			97	DKK 2,407,515	0.00%
			241	EUR 8,664,623	0.03%
			230	GBP 2,023,411	0.64%
			242	HKD 29,382,256	0.58%
			227	JPY 174,895,437	0.42%
			287	NOK 963,471	0.98%
			124	SEK 20,062,960	0.04%
			287	SGD 513,192	0.73%
			121	USD 11,558,138	1.14%

BP Global Long/Short Fund			BP Emerging Markets Long/Short Fund
Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate
115	AUD 45,945	1.96%	154	GBP 19,753	0.64%
285	CAD 15,994	0.99%	239	HKD 431,260	0.55%
59	CHF 177,342	0.33%	121	JPY 139,005	0.41%
74	DKK 5,990,760	0.02%	69	NOK 33,779	0.94%
232	EUR 117,994	0.03%	168	SGD 2,314	1.06%
250	GBP 49,009	0.64%	105	USD 94,551	1.34%
96	HKD 36,212	0.55%	215	ZAR 62,520	7.40%
295	JPY 4,276,280	0.41%
30	NOK 496,717	0.95%
14	SEK 368,142	0.04%
231	SGD 39,790	0.87%
69	USD 2,381,914	1.20%

The BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund incurred interest expense during the current fiscal period, in the amount of $4,387, $91,296, $6,316 and $864, respectively.

Contracts for Difference — The BP Global Long/Short Fund, the BP Long/Short Research Fund and the BP Emerging Markets Long/Short Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those

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stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund held CFDs.

During the current fiscal period, the average volume of CFDs is as follows:

Fund	Notional Amount Long	Notional Amount Short
BP Long/Short Research Fund	$62,913,517	$50,317,869
BP Global Long/Short Fund	—	5,617,691
BP Emerging Markets Long/Short Fund	12,231,311	10,487,980

The following is a summary of CFD’s that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		Gross Amount Net Offset in the Statement of Assets and Liabilities				Gross Amount Net Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Net Amount[1]	Gross Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged[2]	Net Amount[3]
Goldman Sachs	210,114	210,114	—	—	4,270,649	210,114	1,880,000	2,180,535
Macquarie	—	—	—	—	—	—	—	—
Morgan Stanley	—	—	—	—	—	—	—	—
BP Long/Short Research Fund	$210,114	$210,114	$—	$—	$4,270,649	$210,114	$1,880,000	$2,180,535
Goldman Sachs	62,403	62,403	—	—	415,861	62,403	330,000	23,458
Macquarie	—	—	—	—	—	—	—	—
Morgan Stanley	—	—	—	—	—	—	—	—
BP Global Long/Short Fund	$62,403	$62,403	$—	$—	$415,861	$62,403	$330,000	$23,458
Goldman Sachs	650,701	628,415	—	22,286	628,415	628,415	—	—
Macquarie	2,664	2,664	—	—	40,685	2,664	38,021	—
Morgan Stanley	11,677	11,677	—	—	112,502	11,677	100,825	—
BP Emerging Markets Long/Short Fund	$665,042	$642,756	$—	$22,286	$781,602	$642,756	$138,846	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

2.	Investment Advisers and Other Services

Boston Partners Global Investors, Inc. (“Boston Partners”) provides investment advisory services to the BP Funds and the WPG Small/Micro Cap Value Fund. For its advisory services with respect to the BP Funds, Boston Partners is entitled to receive 1.00% of the BP Small Cap Value Fund II’s average daily net assets, 2.25% of the BP Long/Short Equity Fund’s average daily net assets, 1.25% of the BP Long/Short Research Fund’s average daily net assets, 0.80% of the BP All-Cap Value Fund’s average daily net assets through February 27, 2017 and, effective February 28, 2017, Boston Partners contractually agreed to lower its investment advisory fee to 0.70% of the BP All-Cap Value Fund’s average daily net assets, 0.90% of the BP Global Equity Fund’s average daily net assets, 1.50% of the BP Global Long/Short Fund’s average daily net assets and 1.85% of the BP Emerging

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Markets Long/Short Fund’s average daily net assets, each accrued daily and paid monthly. Boston Partners is also entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Partners Small/Micro Cap Value Fund	0.80% of net assets up to $500 million
0.75% of net assets in excess of $500 million

Boston Partners has contractually agreed to limit the BP Long/Short Equity Fund’s total annual Fund operating expenses (excluding certain items discussed below) to the extent that such expenses exceed 2.50% and 2.75%, of the average daily net assets attributable to the Fund’s Institutional Class Shares and Investor Class Shares, respectively. Boston Partners has contractually agreed to limit the BP All-Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to the extent that such expenses exceed 0.80% and 1.05%, of the average daily net assets attributable to the Fund’s Institutional Class Shares and Investor Class Shares, respectively. This limit is calculated daily based on the BP Long/Short Equity Fund and BP All-Cap Value Fund’s average daily net assets. These limitations are effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. These contractual limitations are in effect until at least February 28, 2019 and may not be terminated without approval of the Board. Boston Partners may not recoup any of its waived investment advisory fees with respect to these Funds.

For BP Small Cap Value Fund II, Boston Partners has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.10% and 1.35%, of the average daily net assets attributable to the Fund’s Institutional Class Shares and Investor Class Shares, respectively. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board. If at any time during the three years from the date such waiver or reimbursement was made in which the Fund’s advisory agreement with Boston Partners is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10% for the Institutional Class Shares and 1.35% for the Investor Class Shares, Boston Partners is entitled to reimbursement by the Fund of the advisory fees foregone and other payments remitted by Boston Partners to the Fund during such three-year period.

For the BP Long/Short Research Fund, BP Global Long/Short Fund and the BP Global Equity Fund, Boston Partners has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.50%, 2.00% and 0.95%, respectively, of the average daily net assets attributable to the Funds’ Institutional Class Shares and 1.75%, 2.25% and 1.20%, respectively, of the average daily net assets attributable to the Funds’ Investor Class Shares. This contractual limitation is in effect until at least February 28, 2019 and may not be terminated without approval of the Board. If at any time within three years from the date on which such waiver or reimbursement was made, the Funds’ total annual Fund operating expenses for that year are less than 1.50% for the Institutional Class Shares and 1.75% for the Investor Class Shares of the BP Long/Short Research Fund, or 2.00% for the Institutional Class Shares and 2.25% for the Investor Class Shares of the BP Global Long/Short Fund or 0.95% for the Institutional Class Shares and 1.20% for the Investor Class Shares of the BP Global Equity Fund, Boston Partners is entitled to reimbursement by such Fund(s) of the advisory fees forgone and other payments remitted by Boston Partners to the Fund(s) during such three-year period.

Boston Partners has contractually agreed to limit the WPG Small/Micro Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to 1.10% of the average daily net assets attributable to the Fund’s Institutional Class Shares. The contractual limitation is in effect until at least February 28, 2019 and may not be terminated without approval of the Board. If at any time during the three years from the date such waiver or reimbursement was made in which the Fund’s advisory agreement with Boston Partners is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10%, Boston Partners is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Boston Partners to the Fund during such three-year period.

Boston Partners has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the BP Emerging Markets Long/Short Fund’s Institutional Class Shares exceeds 2.10% of the average daily net assets attributable to the Fund’s Institutional Class Shares through June 12, 2017 and contractually reduced effective June 13, 2017 to 2.00% of the average daily net assets attributable to the Fund’s Institutional Class Shares. This contractual limitation is in effect until February 28, 2019 and may not be terminated without the approval of the Board. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.00%, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver

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or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the amount of potential recoupment by the Adviser was as follows:

	Expiration August 31, 2018	Expiration August 31, 2019	Expiration August 31, 2020	Total
BP Small Cap Value Fund II	$362,104	$404,770	$374,241	$1,141,115
WPG Small/Micro Cap Value Fund	125,396	149,394	64,536	339,326
BP Global Equity Fund	316,245	502,669	407,721	1,226,635
BP Emerging Markets Long/Short Fund	—	192,417	220,693	413,110

During the current fiscal period, Boston Partners has waived and reimbursed fees as follows:

Fund	Investment Adviser Expense Waived	Investment Adviser Reimbursement
BP Small Cap Value Fund II	$374,241	$—
BP All-Cap Value Fund	1,300,485	—
WPG Small/Micro Cap Value Fund	64,536	—
BP Global Equity Fund	407,721	—
BP Emerging Markets Long/Short Fund	220,693	—

In determining Boston Partners’ obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Funds through November 18, 2016. Effective November 19, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Funds. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Funds’ transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Funds through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the current fiscal period was $596,636. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for

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NOTES TO FINANCIAL STATEMENTS (continued)

services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Funds or the Company. During the current fiscal period, the Funds paid $449,342 in officer fees.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

Fund	Purchases	Sales
BP Small Cap Value Fund II	$184,305,018	$111,092,490
BP Long/Short Equity Fund	601,772,294	573,209,932
BP Long/Short Research Fund	3,326,718,425	4,218,650,590
BP All-Cap Value Fund	626,841,278	411,951,692
WPG Small/Micro Cap Value Fund	25,685,187	29,662,692
BP Global Equity Fund	486,908,319	377,872,210
BP Global Long/Short Fund	1,048,121,491	937,489,575
BP Emerging Markets Long/Short Fund	56,313,645	28,003,432

5.	Capital Share Transactions

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund and the WPG Small/Micro Cap Value Fund, which have 750,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6.	Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

Fund	Market Value of Securities Loaned	Market Value of Collateral	Income Received from Securities Lending
BP Small Cap Value Fund II	$143,464,316	$145,401,288	$307,212
BP Long/Short Equity Fund	238,127,219	242,880,958	675,772
BP All-Cap Value Fund	343,771,950	347,380,390	349,725
WPG Small/Micro Cap Value Fund	8,250,765	8,388,754	63,379
BP Global Equity Fund	48,322,741	49,103,957	94,283

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

				Gross Amount Net Offset in the Statement of Assets and Liabilities
Fund	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments[1]	Cash Collateral Received	Net Amount
BP Small Cap Value Fund II	$143,464,316	—	$143,464,316	$(143,464,316)	—	—
BP Long/Short Equity Fund	238,127,219	—	238,127,219	(238,127,219)	—	—
BP All-Cap Value Fund	343,771,950	—	343,771,950	(343,771,950)	—	—
WPG Small/Micro Cap Value Fund	8,250,765	—	8,250,765	(8,250,765)	—	—
BP Global Equity Fund	48,322,741	—	48,322,741	(48,322,741)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

7.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Boston Partners as applicable, based on policies and procedures established by the Board. Therefore, not all restricted securities are considered illiquid.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

8.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BP Small Cap Value Fund II	$568,852,770	$134,028,395	$(33,631,178)	$100,397,217
BP Long/Short Equity Fund	1,031,270,976	232,936,730	(87,648,806)	145,287,924
BP Long/Short Research Fund	5,322,199,213	1,607,446,590	(582,774,353)	1,024,672,237
BP All-Cap Value Fund	1,756,429,681	442,598,642	(54,997,560)	387,601,082
WPG Small/Micro Cap Value Fund	38,578,224	5,469,157	(4,993,030)	476,127
BP Global Equity Fund	571,591,084	81,014,243	(12,965,530)	68,048,713
BP Global Long/Short Fund	931,995,723	153,224,368	(65,934,369)	87,289,999
BP Emerging Markets Long/Short Fund	50,555,007	3,954,494	(519,630)	3,434,864

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following permanent differences as of August 31, 2017, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends, investments in contract for differences and investments in partnerships and passive foreign investment companies.

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
BP Small Cap Value Fund II	$(4,530)	$4,530	$—
BP Long/Short Equity Fund	10,142,356	(296,556)	(9,845,800)
BP Long/Short Research Fund	32,459,816	(3,170,725)	(29,289,091)
BP All-Cap Value Fund	(1,141)	3,254	(2,113)
WPG Small/Micro Cap Value Fund	(1,203)	1,202	1
BP Global Equity Fund	(101,100)	101,100	—
BP Global Long/Short Fund	4,049,455	(1,044,036)	(3,005,419)
BP Emerging Markets Long/Short Fund	1,343,855	(1,343,855)	—

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carryforwards	Qualified Late-year Loss Deferral	Unrealized Appreciation (Depreciation)
BP Small Cap Value Fund II	$4,383,505	$12,187,278	$—	$—	$100,397,217
BP Long/Short Equity Fund	—	898,833	—	(7,801,209)	145,568,023
BP Long/Short Research Fund	—	—	(70,902,877)	(24,793,075)	1,069,755,000
BP All-Cap Value Fund	17,104,934	41,675,659	—	—	387,601,503
WPG Small/Micro Cap Value Fund	1,307,283	817,895	—	—	476,127
BP Global Equity Fund	3,352,237	1,647,118	—	—	68,069,541
BP Global Long/Short Fund	—	—	—	(17,073,659)	87,269,109
BP Emerging Markets Long/Short Fund	2,327,851	265,218	—	—	3,449,865

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and August 31, 2016 was as follows:

	2017			2016
Fund	Ordinary Income	Long-Term Gains	Total	Ordinary Income	Long-Term Gains	Total
BP Small Cap Value Fund II	$3,651,331	$6,435,737	$10,087,068	$3,004,858	$12,981,910	$15,986,768
BP Long/Short Equity Fund	—	—	—	—	48,419,051	48,419,051
BP Long/Short Research Fund	—	—	—	17,314,839	256,483,631	273,798,470
BP All-Cap Value Fund	24,914,603	28,573,626	53,488,229	22,632,064	48,142,545	70,774,609
WPG Small/Micro Cap Value Fund	151,830	—	151,830	234,660	748,352	983,012
BP Global Equity Fund	8,112,334	—	8,112,334	1,248,425	150,010	1,398,435
BP Global Long/Short Fund	—	1,888,200	1,888,200	1,989,941	436,376	2,426,317
BP Emerging Markets Long/Short Fund	898,181	—	898,181	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

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NOTES TO FINANCIAL STATEMENTS (concluded)

For the fiscal year ended August 31, 2017, the following Funds deferred to September 1, 2017, the following qualified late year losses.

Fund	Late-Year Ordinary Loss Deferral	Post-October Capital Loss Deferral
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	7,801,209	—
BP Long/Short Research Fund	24,793,075	—
BP All-Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	7,239,470	9,834,189
BP Emerging Markets Long/Short Fund	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2017, the BP Long/Short Research Fund had short-term post-enactment capital losses of $70,902,877. The capital losses can be carried forward for an unlimited period.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The RBB Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund and Boston Partners Emerging Markets Long/Short Fund (eight of the portfolios constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2017, and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund and Boston Partners Emerging Markets Long/Short Fund (eight of the portfolios constituting The RBB Fund, Inc.) at August 31, 2017, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 30, 2017

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SHAREHOLDER TAX INFORMATION (unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. During the fiscal year ended August 31, 2017, the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gains
BP Small Cap Value Fund II	$3,651,331	$6,435,737
BP Long/Short Equity Fund	—	—
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	24,914,603	28,573,626
WPG Partners Small/Micro Cap Value Fund	151,830	—
BP Global Equity Fund	8,112,334	—
BP Global Long/Short Fund	—	1,888,200
BP Emerging Markets Long/Short Fund	898,181	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2017 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	64.09%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	100.00%
WPG Partners Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	80.83%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	2.58%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	62.70%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	98.36%
WPG Partners Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	46.84%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.00%
WPG Partners Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	0.11%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	0.00%

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SHAREHOLDER TAX INFORMATION (unaudited) (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	38.92%
WPG Partners Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	12.03%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 8/31/2017
BP Emerging Markets Long/Short Fund	$371,124	$81,151	0.0791552785	0.017308333	4,688,551

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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OTHER INFORMATION (unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Boston Partners Global Investors, Inc. (“Boston Partners”) and the Company (the “Investment Advisory Agreement”) on behalf of the Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Boston Partners with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners. The Directors concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-, and five-year periods ended March 31, 2017, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the Boston Partners All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for the year-to-date, one-year, three-year, five-year, and since inception periods ended March 31, 2017. The Directors also noted that the Boston Partners All-Cap Value Fund ranked in the 1st quintile in both its Lipper Performance Group and Lipper Performance Universe for the two-, three-, four- and five-year periods ended December 31,

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OTHER INFORMATION (unaudited) (concluded)

2016. The Directors also took note that effective as of February 28, 2017, Boston Partners had agreed to contractually lower its investment advisory fee to 0.70% from the prior fee of 0.80% of the Fund’s average daily net assets.

The Directors noted that the Boston Partners Long/Short Equity Fund outperformed its primary benchmark, the S&P 500 Index, for the since-inception period ended March 31, 2017. The Directors noted that the Boston Partners Long/Short Equity Fund’s performance ranked in the 1st quintile in its Lipper Performance Universe for the one-, two-, three-, and four-year periods ended December 31, 2016, and ranked in the 2nd quintile in its Lipper Performance Universe for the five-year period ended December 31, 2016.

The Directors noted that the WPG Partners Small/Micro Cap Value Fund outperformed its primary benchmark, the Russell 2000 Value Index, for the since-inception period ended March 31, 2017. The Directors noted that the WPG Partners Small/Micro Cap Value Fund’s performance ranked in the 5th quintile in its Lipper Performance Universe for the one-, two-, three-, four-year and five-year periods ended December 31, 2016.

Next, the Directors also reviewed the performance of the Boston Partners Long/Short Research Fund, noting that the Fund had underperformed its benchmark for the year-to-date, one-, three-, five- and since inception periods ended March 31, 2017. However, the Directors noted that the Boston Partners Long/Short Research Fund ranked within the 1st quintile in its Lipper Performance Group for each of the two- and three-year periods ended December 31, 2016. In addition, the Directors noted that the Fund ranked in the 2nd quintile for the two-, three-, four-, and five-year periods and the 3rd quintile for the one-year periods ended December 31, 2016 in its Lipper Performance Universe.

The Directors next reviewed the performance of the Boston Partners Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the year-to-date, five-year, and since-inception periods ended March 31, 2017. In addition, the Directors noted that the Fund ranked in the 1st quintile in both its Lipper Performance Group and Performance Universe for the five-year period ended December 31, 2016.

The Directors also considered the performance of the Boston Partners Global Equity Fund, which outperformed its benchmark, the MSCI World Index, for the three-year, five year and since inception periods ended March 31, 2017. They also noted that Fund ranked in the 1st quintile for the two- and three-year periods ended December 31, 2016 in its Lipper Performance Group, and ranked in the 1st quintile for the two-year, four-year and five-year periods ended December 31, 2016 in its Lipper Performance Universe.

The Directors noted that the Boston Partners Global Long/Short Fund had underperformed its benchmark, the MSCI World Index, for the year-to-date, one-year, three-year, and since inception periods ended March 31, 2017. They noted that for the two-year, three-year and since-inception periods ended December 31, 2016, the Fund ranked in the 1st quintile in its Lipper Performance Group and ranked in the 1st quintile for the two-year period ended December 31, 2016 in its Performance Universe.

Finally, the Directors reviewed the performance of the Boston Partners Emerging Markets Long/Short Fund, which outperformed its benchmark, the MSCI Emerging Markets Index, for the since-inception period ended March 31, 2017. In addition, the Directors noted that the Fund ranked in the 2nd quintile in its Lipper Performance Universe for the one-year and since-inception periods ended December 31, 2016. The Directors also took note that effective as of June 13, 2017, Boston Partners had agreed to lower the expense limitation cap to 2.00% from the prior cap of 2.10% of the Fund’s average daily net assets.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least February 28, 2018 (December 31, 2018 for the Boston Partners Emerging Markets Long/Short Fund) to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2018.

96 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None

Annual Report 2017	| 97

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS (concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

1
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

98 |	Annual Report 2017

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (unaudited)

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

Annual Report 2017	| 99

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (unaudited) (concluded)

What we do
How do the Boston Partners Investment Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Boston Partners Investment Funds collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

● ORIX Corporation.

● Robeco Investment Management, Inc.

● Robeco Securities, LLC

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

100 |	Annual Report 2017

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Annual Report 2017	| 101

**INVESTMENT ADVISER**

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor
New York, NY 10022

**ADMINISTRATOR AND TRANSFER AGENT**

**PRINCIPAL UNDERWRITER**

**CUSTODIAN**

**INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM**

**LEGAL COUNSEL**

Drinker Biddle & Reath LLP
OneLogan Square, Ste. 2000
Philadelphia, PA 19103-6996

BOS-AR17

Campbell Dynamic Trend Fund
of
THE RBB FUND, INC.

Annual Report

AUGUST 31, 2017

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report
(Unaudited)

The Campbell Dynamic Trend Fund’s primary objective is to seek capital appreciation by exploiting the tendency of asset markets to exhibit persistent trends. The Fund trades across global futures and forward markets and can be either long or short, which may result in a low long-term correlation to traditional investments.

PERFORMANCE OF THE FUND

Name	12 Month Return September 1, 2016 Through August 31, 2017	Inception Through August 31, 2017*
Campbell Dynamic Trend Fund, Institutional Shares	-2.70%	-3.35%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.55%	0.27%
Barclay BTOP50 Index	-6.57%	-2.94%
SG Trend Index	-8.30%	-3.13%
MSCI World Index	13.99%	5.52%

*	Inception date of the Fund is December 31, 2014.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-844-261-6488. Performance would have been lower without fee waivers in effect. As of the most recent prospectus, the gross expense ratio for the Fund is 4.04%.

Returns of the Fund’s shares for fiscal year ended August, 31, 2017 are shown in the table above, along with the performance of several industry benchmarks, the 3-month Treasury-Bill Index and the MSCI World Index. The Dynamic Trend Program* (the “Program”) portion of the Fund’s strategy uses trend following techniques across multiple time horizons to trade approximately 80 markets in four major asset classes. The Program seeks to identify trends as measured by the historical movement of prices over a given time period and establish positions to profit from their continuation. The Program finished its fiscal year with positive performance in Equity Indices and negative performance in Fixed Income, Commodities, and Foreign Exchange (FX).

The rally in global stocks led to sizable gains for the Program, which maintained a net long position throughout the fiscal year and profited as prices moved higher. Net long exposure to industrial metals also led to profits, as the portfolio was well-positioned for price appreciation in zinc, aluminum, and copper markets. On the negative side, a lack of persistent trends in FX, fixed income, energies, and grains throughout the year created a difficult environment for trend strategies and led to losses in the Program.

Contrary to the prior fiscal year, where long-term (greater than 3 months) strategies outperformed medium-term (1-3 months) strategies in the Program, this fiscal year saw the majority of losses driven by long-term while medium-term was only slightly down. The smaller losses in medium-term strategies is likely a contributing factor to the Program’s outperformance relative to industry benchmarks (e.g., Barclay BTOP50 Index) during the fiscal year, as the benchmarks tend to be longer-term focused.

1

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report (Continued)
(Unaudited)

FISCAL YEAR 2017 HIGHLIGHTS

Trend following continues to be in focus for our research team, but the major developments in the Program over the past year occurred in the risk framework. In November 2016, the risk targeting methodology of the Program changed from constant risk targeting to dynamic risk targeting. As investors typically look to trend following as a diversifier to long equity exposure, particularly in crisis periods, the new dynamic risk targeting system was designed specifically to complement long exposure to equities, represented here by the S&P 500 Index. This new system allows the Program to quickly respond to changing volatility environments by aligning portfolio volatility with equity volatility. The idea is that the framework attempts to increase the portfolio’s target risk level during equity crises and help to maximize trend’s impact on investors’ portfolios when it’s needed the most.

So far in 2017, risk in the Program has been on the lower end of the volatility band, which is set at approximately 5% annual volatility, due to the low volatility in the S&P 500 and the relatively high correlation between the Program’s trend strategy and the S&P 500. This is a good example of the more “defensive” risk posture of the dynamic targeting system, where the lower volatility of the Program both aligns with the equity benchmark and recognizes that trend is contributing less diversification benefit due to the high correlation with equities.

This new framework has been a very active area of research for Campbell over the past year. Should you have any questions on these new developments or anything else regarding the Fund, please feel free to reach out; we welcome the opportunity to share further details and look forward to speaking with you during the coming year.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

RISK CONSIDERATIONS

Managed futures employ leverage; they are speculative investments that are subject to a significant amount of market risk and they are not appropriate for all investors. Although adding managed futures to a portfolio may provide diversification, managed futures are not a perfect hedging mechanism; there is no guarantee that managed futures will appreciate during periods of inflation or stock and bond market declines.

*
The Fund pursues its investment objective by (i) allocating up to 25% of its assets in its wholly-owned subsidiary, Campbell Dynamic Offshore Limited (the “Subsidiary”), which is organized under the laws of the Cayman Islands and employs the Manager’s Campbell Dynamic Trend Program and (ii) allocating the remainder of its assets directly in financial derivatives and in an actively managed investment grade securities portfolio (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade.

The Fund is non-diversified which means it may be invested in fewer securities at any one time than a diversified fund. As a new fund, it has a limited operating history and there can be no assurances that its objective will be met. The Fund’s investment activities involve a significant degree of risk and are suitable only for investors with a high tolerance for investment risk including the possible loss of principal. The Fund may invest in commodities, futures, forwards, derivatives, (options and swaps) and other derivatives based on fixed income securities which are subject to credit and interest rate risk. Foreign currencies and emerging markets involves certain risks such as currency volatility, political and social instability and reduced market liquidity.

To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and its ability to anticipate price movements in relevant markets, underlying derivative instruments and futures contracts.

2

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report (Concluded)
(Unaudited)

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

The SG Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

The MSCI World Index captures large and mid-cap representation across 23 developed markets countries.

S&P 500 Index (total return): The 500 stocks in the S&P 500 are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies, rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This calculation includes reinvestment of dividends and distributions. The index is unmanaged and not available for direct investment.

Volatility (Standard Deviation): Standard Deviation is a risk statistic used to measure the degree of variation of returns around the mean return.

The Fund is distributed by Quasar Distributors, LLC.

3

Campbell Dynamic Trend Fund

Annual Report
Performance Data
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Core Trend Fund vs. Barclays BTOP50 Index

This chart assumes a hypothetical $10,000 initial investment in the Fund is made on December 31, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Barclays BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended AUGUST 31, 2017
	One Year	Since Inception*
Campbell Dynamic Trend Fund, Institutional Shares	-2.70%	-3.35%
Barclay BTOP50 Index**	-6.57%	-2.94%

*	Inception date of the Fund is December 31, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2016, is 4.04% and the Fund’s net operating expense ratio is 1.25%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.25% of the Fund’s average daily net assets attributable to Institutional Shares. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

4

Campbell Dynamic Trend Fund

Annual Report
Performance Data (Concluded)
August 31, 2017
(Unaudited)

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

5

Campbell Dynamic Trend Fund

Fund Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Shares
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,003.30	$6.41
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.46

*
Expenses are equal to the Fund’s annualized six-month expense ratio of 1.27% for the Institutional Shares, which includes waived fees or reimbursed expenses (including interest expense, if any), multiplied by the average account value over the period, multiplied by the number of days in the recent fiscal half-year (184) then divided by 365 days to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Institutional Shares of the Fund of 0.33%.

6

Campbell Dynamic Trend Fund

Consolidated Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2017.

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	83.0%	$7,584,045
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	17.0%	1,548,698
NET ASSETS	100.0%	$9,132,743

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments
August 31, 2017

	Coupon*	Maturity	Par	Value
Short-Term Investments — 83.0%
U.s. Treasury Obligations — 83.0%
United States Treasury Bill	0.802%	09/14/17	$844,000	$843,759
United States Treasury Bill	0.989%	11/24/17	2,075,000	2,070,343
United States Treasury Bill	1.009%	01/04/18	1,090,000	1,086,116
United States Treasury Bill	1.049%	01/18/18	1,710,000	1,703,373
United States Treasury Bill	1.068%	02/22/18	1,890,000	1,880,454
				7,584,045
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,583,889)				7,584,045

Total Investments — 83.0%
(Cost $7,583,889)				7,584,045

Other Assets in Excess of Liabilities — 17.0%				1,548,698
Net Assets — 100.0%				$9,132,743

*	Short-term investments reflect the annualized yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Futures contracts outstanding as of August 31, 2017 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
10 Year Mini Japanese Government Bond	Sep-17	11	$1,000,591	$5,529
3-Month Euro Euribor	Sep-18	41	48,808,362	3,495
90-DAY Bank Bill	Dec-17	12	9,539,406	(778)
90-Day Euro	Sep-18	13	13,000,000	822
90-Day Sterling	Sep-18	16	10,344,738	1,145
Amsterdam Index	Sep-17	2	245,613	(2,379)
Australian 10-Year Bond	Sep-17	2	158,990	(4,222)
CAC40 10 Euro	Sep-17	2	121,057	(1,360)
Cattle Feeder Futures	Sep-17	1	71,288	(3,228)
DJIA Mini E-CBOT	Sep-17	7	768,250	16,102
Euro BUXL 30-Year Bond Futures	Dec-17	1	119,045	23
Euro Stoxx 50	Sep-17	3	122,283	(5,325)
Euro-Bobl	Dec-17	9	1,071,403	(11)
Euro-BTP	Dec-17	1	119,045	(49)
Euro-Bund	Dec-17	3	357,134	568
Euro-Oat	Dec-17	4	476,179	1,090
Euro-Schatz	Dec-17	43	5,118,926	(528)
FTSE 100 Index	Sep-17	3	288,327	165
FTSE/JSE TOP 40	Sep-17	5	191,529	2,229
FTSE/MIB Index	Sep-17	1	128,943	3,617
Gold 100 Oz	Dec-17	2	264,440	8,865
Hang Seng Index	Sep-17	3	535,482	1,505
IBEX 35 Index	Sep-17	1	122,652	(2,346)
Lean Hogs	Oct-17	1	24,560	(3,403)
Live Cattle	Oct-17	1	42,160	(4,933)
London Metals Exchange Nickel	Sep-17	3	211,527	37,198
London Metals Exchange Aluminum	Sep-17	7	368,069	35,269
London Metals Exchange Copper	Sep-17	2	338,175	28,777
London Metals Exchange Zinc	Sep-17	1	78,569	8,909
Long Gilt	Dec-17	3	387,928	3,100
MSCI Singapore Exchange ETS	Sep-17	7	188,558	740
MSCI Taiwan Index	Sep-17	7	277,340	1,037
Nasdaq 100 E-Mini	Sep-17	2	239,630	4,126
Nikkie 225 (Osaka Securities Exchange)	Sep-17	1	89,576	(1,333)
OMX Stockholm 30 Index	Sep-17	6	116,628	126
Palladium	Dec-17	2	186,450	(255)
Platinum	Oct-17	3	149,775	2,418
Russell 2000 Mini	Sep-17	2	140,440	727
S&P 500 E-Mini	Sep-17	5	617,525	9,375
S&P Mid 400 E-Mini	Sep-17	1	173,040	(547)
SGX Nifty 50	Sep-17	17	337,892	1,727
SPI 200 Index	Sep-17	1	113,042	614
Topix Index	Sep-17	3	442,352	3,938
U.S. Treasury 10-Year Notes	Dec-17	4	4,100	2,056
U.S. Treasury 2-Year Notes	Dec-17	10	20,124	875
U.S. Treasury 5-Year Notes	Dec-17	8	8,057	1,965

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-17	2	$2,611	$1,770
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-17	1	1,195	1,553
				$160,758

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Australian 3-Year Bond	Sep-17	15	$(1,192,426)	$393
Canadian 10-Year Bond	Dec-17	1	(80,080)	(579)
Cocoa	Dec-17	3	(57,780)	1,811
Coffee	Dec-17	1	(48,506)	(41)
Corn	Dec-17	3	(53,663)	879
Cotton No.2	Dec-17	1	(35,465)	(893)
London Metals Exchange Nickel	Sep-17	2	(141,018)	(33,444)
London Metals Exchange Aluminum	Sep-17	4	(210,325)	(17,704)
Natural Gas	Sep-17	2	(60,800)	(425)
Soybean	Nov-17	1	(47,263)	(840)
Sugar No. 11 (World)	Sep-17	5	(80,640)	(1,785)
Wheat	Dec-17	2	(43,450)	2,657
				$(49,971)
Total Futures Contracts				$110,787

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Concluded)
August 31, 2017

Forward foreign currency contracts outstanding as of August 31, 2017 were as follows:

Currency Purchased		Currency Sold		Counterparty	Expiration Date	Unrealized Appreciation (Depreciation)
AUD	1,050,000	USD	800,430	UBS	Sep 20 2017	$34,073
CAD	2,100,000	USD	1,623,327	UBS	Sep 20 2017	58,697
CHF	50,000	USD	53,034	UBS	Sep 20 2017	(823)
EUR	650,000	USD	756,092	UBS	Sep 20 2017	18,527
GBP	600,000	USD	781,062	UBS	Sep 20 2017	(4,665)
JPY	103,500,000	USD	938,545	UBS	Sep 20 2017	3,793
NOK	10,350,000	USD	1,271,192	UBS	Sep 20 2017	63,519
NZD	1,000,000	USD	721,568	UBS	Sep 20 2017	(3,830)
SEK	8,550,000	USD	1,033,237	UBS	Sep 20 2017	44,030
USD	230,682	AUD	300,000	UBS	Sep 20 2017	(7,747)
USD	1,242,474	CAD	1,650,000	UBS	Sep 20 2017	(79,116)
USD	103,524	CHF	100,000	UBS	Sep 20 2017	(897)
USD	226,115	EUR	200,000	UBS	Sep 20 2017	(12,230)
USD	642,240	GBP	500,000	UBS	Sep 20 2017	(4,758)
USD	672,283	JPY	75,000,000	UBS	Sep 20 2017	(10,571)
USD	568,161	NOK	4,800,000	UBS	Sep 20 2017	(50,836)
USD	289,606	NZD	400,000	UBS	Sep 20 2017	2,511
USD	382,852	SEK	3,300,000	UBS	Sep 20 2017	(32,935)
Total Forward Foreign Currency Contracts						$16,742

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Dynamic Trend Fund

Consolidated Statement of Assets and Liabilities
August 31, 2017

ASSETS
Investments, at value (cost $7,583,889)	$7,584,045
Cash	790,454
Deposits with brokers:
Forward foreign currency contracts	310,000
Futures contracts	366,135
Foreign currency deposits with broker for future contracts (cost $20,805)	20,820
Unrealized appreciation on forward foreign currency contracts	225,150
Receivables for:
Due from Adviser	4,969
Unrealized appreciation on futures contracts	197,195
Prepaid expenses and other assets	9,334
Total Assets	9,508,102
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	208,408
Payables for:
Administration and accounting services fees	4,211
Custodian fees	337
Transfer agent fees	612
Unrealized depreciation on futures contracts	86,408
Other accrued expenses and liabilities	75,383
Total Liabilities	375,359
Net Assets	$9,132,743

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value	$1,013
Paid-in capital	8,938,050
Accumulated net investment income/(loss)	(27,702)
Accumulated net realized gain/(loss) from futures contracts, foreign currency transactions and forward foreign currency contracts	93,712
Net unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translation and forward foreign currency contracts	127,670
Net Assets	$9,132,743
INSTITUTIONAL SHARES:
Net assets	$9,132,743
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,013,405
Net asset value, offering and redemption price per share	$9.01

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Dynamic Trend Fund

Consolidated Statement of Operations
For The Year Ended
August 31, 2017

INVESTMENT INCOME
Interest	$42,682
Total investment income	42,682
EXPENSES
Advisory fees (Note 2)	95,421
Audit and tax service fees	69,299
Administration and accounting fees (Note 2)	47,601
Registration and filing fees	35,980
Directors and officers fees	24,900
Printing and shareholder reporting fees	19,229
Transfer agent fees (Note 2)	10,444
Custodian fees (Note 2)	7,060
Other expenses	5,109
Total expenses before waivers and reimbursements	315,043
Less: waivers and reimbursements (Note 2)	(199,666)
Net expenses after waivers and reimbursements	115,377
Net investment income/(loss)	(72,695)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(705)
Futures contracts	(61,522)
Foreign currency transactions	(3,322)
Forward foreign currency contracts	(150,244)
Net change in unrealized appreciation/(depreciation) on:
Investments	156
Futures contracts	(47,792)
Foreign currency translation	1,399
Forward foreign currency contracts	81,555
Net realized and unrealized gain/(loss) from investments	(180,475)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(253,170)

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Dynamic Trend Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(72,695)	$(107,680)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	(215,793)	(146,308)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translation and forward foreign currency contracts	35,318	(74,611)
Net increase/(decrease) in net assets resulting from operations	(253,170)	(328,599)

Dividends and Distributions to Shareholders From:
Institutional Shares
Net realized gains	—	(128,960)
Net decrease in net assets from dividends and distributions to shareholders	—	(128,960)

Capital Share Transactions:
Institutional Shares
Proceeds from reinvestment of distributions	—	128,960
Total Institutional Shares	—	128,960
Net increase/(decrease) in net assets from capital share transactions	—	128,960
Total increase/(decrease) in net assets	(253,170)	(328,599)

Net Assets:
Beginning of period	9,385,913	9,714,512
End of period	$9,132,743	$9,385,913
Accumulated net investment income/(loss), end of period	$(27,702)	$(62,169)

Share Transactions:
Institutional Shares
Shares reinvested	—	13,405
Total Institutional Shares	—	13,405
Net increase/(decrease) in shares outstanding	—	13,405

The accompanying notes are an integral part of the consolidated financial statements.
14

Campbell Dynamic Trend Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the periods. This information has been derived from information provided in the consolidated financial statements.

	Institutional Shares
	For the Year Ended August 31, 2017		For the Year Ended August 31, 2016	For the Period Ended August 31, 2015(1)
Per Share Operating Performance
Net asset value, beginning of period	$9.26		$9.71	$10.00
Net investment income/(loss)(2)	(0.07)		(0.11)	(0.08)
Net realized and unrealized gain/(loss) from investments	(0.18)		(0.21)	(0.21)
Net increase/(decrease) in net assets resulting from operations	(0.25)		(0.32)	(0.29)
Dividends and distributions to shareholders from:
Net realized gains	—		(0.13)	—
Total dividends and distributions to shareholders	—		(0.13)	—
Net asset value, end of period	$9.01		$9.26	$9.71
Total investment return(3)	(2.70)%		(3.36)%	(2.90	)%(6)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,133		$9,386	$9,715
Ratio of expenses to average net assets with waivers and reimbursements	1.27	%(4)	1.25%	1.26	%(4)(5)
Ratio of expenses to average net assets without waivers and reimbursements	3.47%		4.04%	4.39	%(5)
Ratio of net investment income/(loss) to average net assets	(0.80)%		(1.13)%	(1.25	)%(5)
Portfolio turnover rate	0.00%		0.00%	0.00	%(6)

(1)	The Fund commenced investment operations on December 31, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Expense ratio includes interest expense. Excluding such interest expense, the ratio of expenses to average net assets would be 1.25%.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.
15

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Campbell Dynamic Trend Fund (the “Fund”) (formerly Campbell Core Trend Fund), which commenced investment operations on December 31, 2014. The Fund offers Institutional Class Shares.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The end of the reporting period for the Fund is August 31, 2017 and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Dynamic Trend Program will be achieved by the Fund investing up to 25% of its total assets in the Campbell Core Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary for the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $315,675, which represented 3.5% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Short-Term Investments	$7,584,045	$7,584,045	$—	$—
Commodity Contracts
Futures	126,783	126,783	—	—
Equity Contracts
Futures	46,028	46,028	—	—
Interest Rate Contracts
Futures	24,384	24,384	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	225,150	—	225,150	—
Total Assets	$8,006,390	$7,781,240	$225,150	$—

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Commodity Contracts
Futures	$(66,951)	$(66,951)	$—	$—
Equity Contracts
Futures	(13,290)	(13,290)	—	—
Interest Rate Contracts
Futures	(6,167)	(6,167)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(208,408)	—	(208,408)	—
Total Liabilities	$(294,816)	$(86,408)	$(208,408)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts

17

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on foreign currencies, U.S. and foreign equity market indices, U.S. and foreign government bonds, and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$—	$225,150	$—	$225,150
Futures Contracts (a)	Unrealized appreciation on futures contracts	46,028	24,384	—	126,783	197,195
Total Value - Assets		$46,028	$24,384	$225,150	$126,783	$422,345

Liability Derivatives
Forward Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(208,408)	$—	$(208,408)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(13,290)	(6,167)	—	(66,951)	(86,408)
Total Value -Liabilities		$(13,290)	$(6,167)	$(208,408)	$(66,951)	$(294,816)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Portfolio of Investments.

18

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

The following table lists the amounts of realized gains or (losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Forward Contracts	Net realized gain (loss) from forward foreign currency contracts	$—	$—	$(150,244)	$—	$(150,244)
Futures Contracts (a)	Net realized gain (loss) from futures contracts	472,436	(312,184)	—	(221,774)	(61,522)
Total realized gain/(loss)		$472,436	$(312,184)	$(150,244)	$(221,774)	$(211,766)

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Forward Contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	$—	$—	$81,555	$—	$81,555
Futures Contracts (a)	Net change in unrealized appreciation (depreciation) from futures contracts	6,818	(118,409)	—	63,799	(47,792)
Total change in unrealized appreciation/(depreciation)		$6,818	$(118,409)	$81,555	$63,799	$33,763

During the current fiscal period, the Fund’s quarterly average volume of derivatives is as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$43,174,471	$(8,576,816)	$(15,698,289)	$15,666,007

19

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Statement of Assets and Liabilities				Gross Amount Not Offset in Statement of Assets and Liabilities
Description	Gross Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$225,150	$(208,408)	$—	$16,742	$208,408	$(208,408)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

20

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

21

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. A Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

22

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Campbell & Company, LP. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.05% of the Fund’s average daily net assets.

Campbell has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 1.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.25%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.25%, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from the date on which such waiver or reimbursement was made if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued and expenses waived were $95,421 and $199,666, respectively. As of the end of the reporting period, the amount of potential recovery by the Adviser was as follows:

Expiration
August 31, 2018	August 31, 2019	August 31, 2020	Total
$159,376	$265,599	$199,666	$624,641

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Fund through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Fund. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Fund’s transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the current fiscal period was $13,484. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer

23

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

and Secretary, and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company. During the current fiscal period, the Fund paid $11,416 in officer fees.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities for the Fund, excluding short-term investments for cash management purposes.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$8,213,142	$2,768	$(314,246)	$(311,478)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to disallowed expenses, short-term realized gains being offset with current net operating loss, investments in wholly-owned controlled foreign corporation and reclassifications for treatment of certain foreign currency transactions were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN	PAID-IN CAPITAL
$107,162	$329,907	$(437,069)

24

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Concluded)

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation (Depreciation)	Qualified Late-Year Losses	CAPITAL LOSS CARRYFORWARDS	Other Temporary Differences
$159,559	$—	$34,121	$—	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and 2016 was as follows:

	Ordinary Income	Long-Term Gains	Total
2017	$—	$—	$—
2016	$22,182	$106,778	$128,960

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2017, the Fund had no tax basis capital loss carryovers to offset future capital gains.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

25

Campbell Dynamic Trend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Campbell Dynamic Trend Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Campbell Dynamic Trend Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 30, 2017

26

Campbell Dynamic Trend Fund

Shareholder Tax Information
(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

During the fiscal year ended August 31, 2017, the Fund did not make any distributions of ordinary income or capital gains to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

Campbell Dynamic Trend Fund

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company (the “Investment Advisory Agreement”) on behalf of the Campbell Dynamic Trend Fund at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. The Directors noted that the Fund had underperformed its primary benchmark for the one-year and since-inception periods ended March 31, 2017, although the Fund had outperformed its benchmark for the year-to-date period ended March 31, 2017. The Directors noted that the Fund ranked in the 3rd quintile within its Lipper Performance Universe for the since-inception period ended December 31, 2016.

28

Campbell Dynamic Trend Fund

Other Information (Concluded)
(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual advisor fee of the Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group. In addition, the Directors noted that Campbell has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that total annual Fund operating expenses exceed 1.25% of the Fund’s average daily net assets.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2018.

29

Campbell Dynamic Trend Fund

Affirmation of the Commodity Pool Operator
August 31, 2017

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the year ended August 31, 2017 is accurate and complete.

G. William Andrews, Chief Executive Officer Campbell & Company, LP CAMPBELL CORE TREND FUND

30

Campbell Dynamic Trend Fund

Company Management

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).

31

Campbell Dynamic Trend Fund

Company Management (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

32

Campbell Dynamic Trend Fund

Company Management (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

33

Campbell Dynamic Trend Fund

Privacy Notice
(Unaudited)

Campbell Dynamic Trend Fund

FACTS	WHAT DOES THE Campbell Dynamic Trend Fund DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Dynamic Trend Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Dynamic Trend Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

34

Campbell Dynamic Trend Fund

Privacy Notice
(Unaudited) (Concluded)

What we do
How does the Campbell Dynamic Trend Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Dynamic Trend Fund collect my personal information?
We collect your personal information, for example, when you
● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes – information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include Campbell Dynamic Trend Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Dynamic Trend Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Dynamic Trend Fund does not jointly market.

35

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CADT-AR17

Campbell Multi-Asset Carry Fund
of
THE RBB FUND, INC.

Annual Report

August 31, 2017

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Campbell Multi-Asset Carry Fund

Annual Investment Adviser’s Report
(Unaudited)

The Campbell Multi-Asset Carry Fund’s primary objective is to seek positive absolute returns by evaluating “carry premium” in different asset classes. The Fund trades across global markets and can be either long or short, which may result in a low long-term correlation to both directional strategies and traditional investments.

PERFORMANCE OF THE FUND

Name	12 Month Return September 1, 2016 Through August 31, 2017	Inception Through August 31, 2017*
Campbell Multi-Asset Carry Fund - Institutional Class	-8.60%	-2.12%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.55%	0.41%
Barclay BTOP50 Index	-6.57%	-4.82%
HFRI Macro Index	0.10%	0.40%
S&P 500 Total Return Index	16.25%	15.04%

*	Inception date of the Fund is December 21, 2015.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-800-698-7235. Performance would have been lower without fee waivers in effect. As of the most recent prospectus, the gross expense ratio for the Fund is 3.29%.

Returns of the Fund’s shares for fiscal year ended August 31, 2017 are shown in the table above, along with the performance of some industry benchmarks, the 3-month Treasury-Bill Index and the S&P 500 Index. The Multi-Asset Carry Program* (the “Program”) portion of the Fund’s strategy attempts to capture the “carry premium” in various assets. Carry premium is the economic benefit that one can achieve by holding or “carrying” a particular investment, less the costs associated with holding that asset. The type of economic benefit varies by asset type; for example stocks may pay dividends and bonds may pay a coupon. Certain investments may actually have a negative carry premium, meaning that the economic benefit is exceeded by the costs of holding the investment (financing costs, storage costs, etc.). The Program finished its first fiscal year with losses in the portfolio, gaining in equity indices and experiencing losses in fixed income, commodities and foreign exchange (FX).

The rally in global stocks led to sizable gains for the Program, which maintained a net long position throughout the fiscal year and profited as prices moved higher. On the negative side, reversals in commodity, fixed income, and FX markets throughout the year led to losses for the Program.

FISCAL YEAR 2017 HIGHLIGHTS

Performance during the fiscal year was difficult for the directional carry strategy as spot moves more than offset the premium opportunity in several markets. Our research team continues to look for ways to improve the strategies and has recently focused on portfolio construction and risk management innovations in the Fund’s portfolio.

In addition to internal research, industry education continues to be an important focus for Campbell. We most recently published an educational White Paper on carry strategy implementations entitled “Harvesting Global Carry”. The paper explores and contrasts several different ways to harvest the carry risk premium, including relative value and directional approaches. In each case, the underlying carry exposure will vary, as will the “hedged” elements, the “unhedged” elements and the expected return.

We look forward to speaking with you during the coming year and welcome any questions you may have regarding the Fund.

1

Campbell Multi-Asset Carry Fund

Annual Investment Adviser’s Report (Concluded)
(Unaudited)

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

RISK CONSIDERATIONS

Managed futures employ leverage; they are speculative investments that are subject to a significant amount of market risk and they are not appropriate for all investors. Although adding managed futures to a portfolio may provide diversification, managed futures are not a perfect hedging mechanism; there is no guarantee that managed futures will appreciate during periods of inflation or stock and bond market declines.

*
The Fund pursues its investment objective by (i) allocating up to 25% of its assets in its wholly-owned subsidiary, Campbell Multi-Asset Carry Offshore Limited (the “Subsidiary”), which is organized under the laws of the Cayman Islands and employs the Manager’s Campbell Multi-Asset Carry Program and (ii) allocating the remainder of its assets directly in financial derivatives and in an actively managed investment grade securities portfolio (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade.

The Fund is non-diversified which means it may be invested in fewer securities at any one time than a diversified fund. As a new fund it has a limited operating history and there can be no assurances that its objective will be met. The Fund’s investment activities involve a significant degree of risk and are suitable only for investors with a high tolerance for investment risk including the possible loss of principal. The Fund may invest in commodities, futures, forwards, derivatives, (options and swaps) and other derivatives based on fixed income securities which are subject to credit and interest rate risk. Foreign currencies and emerging markets involves certain risks such as currency volatility, political and social instability and reduced market liquidity.

To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and its ability to anticipate price movements in relevant markets, underlying derivative instruments and futures contracts.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

The HFRI Macro Index is a monthly performance, equal weighted, globally focused, total return hedge fund index. Constituent managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods. The Index is unmanaged and not available for direct investment.

The S&P 500 Total Return Index components are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies, rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This calculation includes reinvestment of dividends and distributions. The index is unmanaged and not available for direct investment.

Correlation: Correlation is a statistical measurement of the relationship between two variables. Possible correlations range from +1 to –1. A zero correlation indicates that there is no relationship between the variables. A correlation of –1 indicates a perfect negative correlation, meaning that as one variable goes up, the other goes down. A correlation of +1 indicates a perfect positive correlation, meaning that both variables move in the same direction together.

The Fund is distributed by Quasar Distributors, LLC.

2

Campbell Multi-Asset Carry Fund

Annual Report
Performance Data
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Multi-Asset Carry vs. Barclays BTOP50 Index

This chart assumes a hypothetical $10,000 initial investment in the Fund is made on December 21, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Barclays BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2017
	One Year	Since Inception*
Campbell Multi-Asset Carry Fund, Institutional Shares	-8.60%	-2.12%
Barclay BTOP50 Index**	-6.57%	-4.82%

*	Inception date of the Fund is December 21, 2015.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2016, is 3.29% and the Fund’s net operating expense ratio is 1.25%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.25% of the Fund’s average daily net assets attributable to Institutional Shares. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

3

Campbell Multi-Asset Carry Fund

Annual Report
Performance Data (Concluded)
August 31, 2017
(Unaudited)

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

4

Campbell Multi-Asset Carry Fund

Fund Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Shares
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,003.50	$6.46
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.51

*
Expenses are equal to the Fund’s annualized six-month expense ratio of 1.28% for the Institutional Shares, which includes waived fees or reimbursed expenses (including interest expense, if any), multiplied by the average account value over the period, multiplied by the number of days in the recent fiscal half year (184) then divided by 365 days to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Institutional Shares of the Fund of 0.35%.

5

Campbell Multi-Asset Carry Fund

Consolidated Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2017.

SECURITY TYPE/SECTOR CLASSIFICATION	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	75.1%	$10,891,016
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	24.9%	3,608,611
NET ASSETS	100.0%	$14,499,627

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
6

Campbell Multi-Asset Carry Fund

Consolidated Portfolio of Investments
August 31, 2017

	Coupon*	Maturity	Par	Value
Short-Term Investments — 75.1%
U.s. Treasury Obligations — 75.1%
United States Treasury Bill	0.802%	09/14/17	$1,400,000	$1,399,600
United States Treasury Bill	0.976%	11/24/17	3,525,000	3,517,089
United States Treasury Bill	1.009%	01/04/18	625,000	622,773
United States Treasury Bill	1.049%	01/18/18	3,150,000	3,137,792
United States Treasury Bill	1.054%	02/22/18	2,225,000	2,213,762
				10,891,016
TOTAL SHORT-TERM INVESTMENTS
(Cost $10,890,692)				10,891,016

Total Investments — 75.1%
(Cost $10,890,692)				10,891,016

Other Assets in Excess of Liabilities — 24.9%				3,608,611
Net Assets — 100.0%				$14,499,627

*	Short-term investments reflect the annualized yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Multi-Asset Carry Fund

Consolidated Portfolio of Investments (Continued)
August 31, 2017

Futures contracts outstanding as of August 31, 2017 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
3-Month Euro Euribor	Sep-18	121	$144,044,189	$16,381
90-Day Euro	Sep-18	185	185,000,000	47,775
90-Day Sterling	Sep-18	60	38,792,769	(441)
Amsterdam Index	Sep-17	7	859,646	(7,043)
Australian 10-Year Bond	Sep-17	37	2,941,317	(28,250)
Australian 3-Year Bond	Sep-17	158	12,560,217	(52,325)
Bank Acceptance	Sep-17	39	7,700,450	(13,445)
CAC40 10 Euro	Sep-17	1	60,528	(680)
Canadian 10-Year Bond	Dec-17	1	80,080	575
Cotton No.2	Dec-17	9	319,185	6,023
Euro Stoxx 50	Sep-17	6	244,566	(3,556)
Euro-Bobl	Dec-17	2	238,090	(3)
Euro-Bund	Dec-17	18	2,142,806	3,407
Euro-Schatz	Dec-17	2	238,090	(26)
FTSE 100 Index	Sep-17	17	1,633,854	12,582
Gasoline RBOB	Sep-17	21	1,569,254	205,464
Hang Seng Index	Sep-17	1	178,494	501
IBEX 35 Index	Sep-17	6	735,911	(12,674)
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-17	4	3,638,514	30,546
London Metals Exchange Nickel	Sep-17	1	70,509	9,688
London Metals Exchange Aluminum	Sep-17	32	1,682,600	92,640
London Metals Exchange Zinc	Sep-17	5	392,844	44,750
MSCI Taiwan Index	Sep-17	21	832,020	2,390
Natural Gas	Sep-17	3	91,200	2,553
Nikkie 225 (Osaka Securities Exchange)	Sep-17	11	1,970,164	(22,083)
NY Harbor Ultra-Low Sulfur Diesel	Sep-17	8	585,278	21,493
OMX Stockholm 30 Index	Sep-17	57	1,107,970	654
S&P/TSX 60 Index	Sep-17	6	856,216	5,001
Soybean	Nov-17	1	47,263	(1,440)
Soybean Meal	Dec-17	13	389,350	(38,047)
Soybean Oil	Dec-17	31	652,116	12,031
SPI 200 Index	Sep-17	2	226,084	1,328
U.S. Treasury 10-Year Notes	Dec-17	10	10,250	5,797
U.S. Treasury 2-Year Notes	Dec-17	136	273,680	12,297
U.S. Treasury 5-Year Notes	Dec-17	52	52,371	15,766
				$369,629

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Brent Crude	Sep-17	8	$(422,880)	$(12,644)
CBOE Volatility Index	Sep-17	11	(138,875)	10,282
Coffee	Dec-17	22	(1,067,138)	106,115
Copper	Dec-17	3	(232,388)	(8,370)
Corn	Dec-17	65	(1,162,688)	42,502

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Multi-Asset Carry Fund

Consolidated Portfolio of Investments (Concluded)
August 31, 2017

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Gold 100 Oz	Dec-17	18	(2,379,960)	(96,143)
Kansas City Hard Red Winter Wheat	Dec-17	32	(698,000)	73,519
London Metals Exchange Nickel	Sep-17	2	$(141,018)	$(33,485)
London Metals Exchange Aluminum	Sep-17	57	(2,997,131)	(237,775)
London Metals Exchange Zinc	Sep-17	4	(314,275)	(27,857)
Nasdaq 100 E-Mini	Sep-17	19	(2,276,485)	(36,450)
Silver	Dec-17	9	(790,875)	(22,687)
Sugar No. 11 (World)	Sep-17	41	(661,248)	(21,022)
Wheat	Dec-17	17	(369,325)	34,801
WTI Crude	Sep-17	20	(944,600)	1,202
				$(228,012)
Total Futures Contracts				$141,617

Forward foreign currency contracts outstanding as of August 31, 2017 were as follows:

Currency Purchased		Currency Sold		Counterparty	Expiration Date	Unrealized Appreciation (Depreciation)
AUD	7,200,000	USD	5,540,336	UBS	Sep 20 2017	$181,970
CAD	4,350,000	USD	3,337,958	UBS	Sep 20 2017	146,234
CHF	50,000	USD	52,368	UBS	Sep 20 2017	(157)
EUR	2,350,000	USD	2,688,523	UBS	Sep 20 2017	112,021
JPY	318,000,000	USD	2,871,443	UBS	Sep 20 2017	23,858
NOK	1,050,000	USD	133,196	UBS	Sep 20 2017	2,210
NZD	6,150,000	USD	4,467,381	UBS	Sep 20 2017	(53,298)
SEK	34,050,000	USD	4,039,547	UBS	Sep 20 2017	250,620
USD	2,969,706	AUD	3,850,000	UBS	Sep 20 2017	(90,138)
USD	4,207,810	CAD	5,550,000	UBS	Sep 20 2017	(237,538)
USD	208,595	CHF	200,000	UBS	Sep 20 2017	(247)
USD	5,374,324	EUR	4,700,000	UBS	Sep 20 2017	(226,766)
USD	7,614,394	JPY	838,500,000	UBS	Sep 20 2017	(19,914)
USD	775,288	NOK	6,150,000	UBS	Sep 20 2017	(17,801)
USD	2,106,285	NZD	2,900,000	UBS	Sep 20 2017	24,847
USD	6,778,020	SEK	57,450,000	UBS	Sep 20 2017	(460,454)
Total Forward Foreign Currency Contracts						$(364,553)

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Multi-Asset Carry Fund

Consolidated Statement of Assets and Liabilities
August 31, 2017

ASSETS
Investments, at value (cost $10,890,692)	$10,891,016
Cash	1,312,508
Deposits with broker for:
Forward foreign currency contracts	975,000
Futures contracts	1,560,150
Foreign currency deposits with broker for future contracts (cost $24,033)	24,377
Unrealized appreciation on forward foreign currency contracts	741,760
Receivables for:
Due from Advisor	7,564
Unrealized appreciation on futures contracts	818,063
Prepaid expenses and other assets	15,261
Total assets	16,345,699
LIABILITIES
Payables for:
Administration and accounting fees	5,709
Transfer agent fees	547
Custodian fees	346
Unrealized depreciation on futures contracts	676,446
Unrealized depreciation on forward foreign currency contracts	1,106,313
Other accrued expenses and liabilities	56,711
Total liabilities	1,846,072
Net Assets	$14,499,627

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value	$1,700
Paid-in capital	14,334,110
Accumulated net investment income/(loss)	364,553
Accumulated net realized gain/(loss) from futures contracts, foreign currency transactions and forward foreign currency contracts	22,220
Net unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translation and forward foreign currency contracts	(222,956)
Net Assets	$14,499,627
INSTITUTIONAL SHARES:
Net Assets	$14,499,627
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,700,415
Net asset value, offering and redemption price per share	$8.53

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Multi-Asset Carry Fund

Consolidated Statement of Operations
For The Year Ended
August 31, 2017

INVESTMENT INCOME
Interest	$64,329
Total investment income	64,329
EXPENSES
Advisory fees (Note 2)	157,019
Audit and tax service fees	56,786
Administration and accounting fees (Note 2)	53,976
Directors and officers fees	29,944
Registration and filing fees	16,647
Legal fees	10,403
Transfer agent fees (Note 2)	8,669
Custodian fees (Note 2)	5,598
Printing and shareholder reporting fees	1,462
Other expenses	12,742
Total expenses before waivers and reimbursements	353,246
Less: waivers and reimbursements (Note 2)	(162,443)
Net expenses after waivers and reimbursements	190,803
Net investment income/(loss)	(126,474)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(1,513)
Futures contracts	(864,110)
Foreign currency transactions	512
Forward foreign currency contracts	160,640
Net change in unrealized appreciation/(depreciation) on:
Investments	324
Futures contracts	(11,463)
Foreign currency translation	2,582
Forward foreign currency contracts	(508,832)
Net realized and unrealized gain (loss) from investments	(1,221,860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,348,334)

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Multi-Asset Carry Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
INCREASE/(DECREASE) IN NET ASSET FROM OPERATIONS:
Net investment income/(loss)	$(126,474)	$(115,237)
Net realized gain/(loss) from futures contracts, foreign currency transactions and forward foreign currency contracts	(704,471)	643,765
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translation and forward foreign currency contracts	(517,389)	294,433
Net increase/(decrease) in net assets resulting from operations	(1,348,334)	822,961

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Institutional Shares
Net investment income	(68,163)	—
Net realized gains	(1,658,102)	—
Net decrease in net assets from dividends and distributions to shareholders	(1,726,265)	—

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Proceeds from shares sold	—	15,025,000
Proceeds from reinvestment of distributions	1,726,265	—
Net increase/(decrease) in net assets from capital share transactions	1,726,265	15,025,000
Total increase/(decrease) in net assets	(1,348,334)	15,847,961

NET ASSETS:
Beginning of period	15,847,961	—
End of period	$14,499,627	$15,847,961
Accumulated net investment income/(loss), end of period (See Note 5)	$364,553	$(76,117)

SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	1,502,449
Shares reinvested	197,966	—
Total Institutional Shares	197,966	1,502,449
Net increase/(decrease) in shares outstanding	197,966	1,502,449

(1)	The Fund commenced investment operations on December 21, 2015.

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Multi-Asset Carry Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the consolidated financial statements.

	Institutional Shares
	For the Year Ended August 31, 2017		For the Period Ended August 31, 2016(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.55		$10.00
Net investment income/(loss) (2)	(0.08)		(0.08)
Net realized and unrealized gain/(loss) from investments	(0.79)		0.63
Net increase/(decrease) in net assets resulting from operations	(0.87)		0.55
Dividends and distributions to shareholders from:
Net investment income	(0.05)		—
Net realized gain	(1.10)		—
Total dividends and distributions to shareholders	(1.15)		—
Net asset value, end of period	$8.53		$10.55
Total investment return (3)	(8.60)%		5.50	%(5)
Ratios/Supplemental Data
Net assets, end of period (000's)	$14,500		$15,848
Ratio of expenses to average net assets with waivers and reimbursements	1.28	%(6)	1.25	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	2.36%		3.29	%(4)
Ratio of net investment income/(loss) to average net assets	(0.85)%		(1.09	)%(4)
Portfolio turnover rate	0.00%		0.00	%(5)

(1)	The Fund commenced investment operations on December 21, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Annualized.
(5)	Not annualized.
(6)	Expense ratio includes interest expense. Excluding such interest expense, the ratio of expenses to average net assets would be 1.25%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Campbell Multi-Asset Carry Fund (the “Fund”) (formerly the Campbell Core Carry Fund), which commenced investment operations on December 21, 2015. The Fund offers Institutional Class Shares.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The end of the reporting period for the Fund is August 31, 2017 and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Multi-Asset Carry Program will be achieved by the Fund investing up to 25% of its total assets in the Campbell Core Carry Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary for the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $887,855, which represented 6.1% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	– quoted prices in active markets for identical securities;

● Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Short-Term Investments	$10,891,016	$10,891,016	$—	$—
Commodity Contracts
Futures	652,782	652,782	—	—
Equity Contracts
Futures	32,738	32,738	—	—
Interest Rate Contracts
Futures	132,543	132,543	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	741,760	—	741,760	—
Total Assets	$12,450,839	$11,709,079	$741,760	$—

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Commodity Contracts
Futures	$(512,917)	$(512,917)	$—	$—
Equity Contracts
Futures	(82,485)	(82,485)	—	—
Interest Rate Contracts
Futures	(81,044)	(81,044)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(1,106,313)	—	(1,106,313)	—
Total Liabilities	$(1,782,759)	$(676,446)	$(1,106,313)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts

15

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Disclosures About Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on foreign currencies, U.S. and foreign equity market indices, U.S. and foreign government bonds, and commodities (through investment in the Subsidiary) to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$—	$741,760	$—	$741,760
Futures Contracts (a)	Unrealized appreciation on futures contracts	32,738	132,543	—	652,782	818,063
Total Value - Assets		$32,738	$132,543	$741,760	$652,782	$1,559,823

Liability Derivatives
Forward Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(1,106,313)	$—	$(1,106,313)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(82,485)	(81,044)	—	(512,917)	(676,446)
Total Value - Liabilities		$(82,485)	$(81,044)	$(1,106,313)	$(512,917)	$(1,782,759)

(a)	This amount represents the cumulative appreciation/(depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments.

16

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

The following table lists the amounts of realized gains or (losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized gain (loss)
Forward Contracts	Net realized gain (loss) from forward foreign currency contracts	$—	$—	$160,640	$—	$160,640
Futures Contracts (a)	Net realized gain (loss) from futures contracts	$1,360,649	$(675,565)	$—	$(1,549,194)	$(864,110)
Total realized gain (loss)		$1,360,649	$(675,565)	$160,640	$(1,549,194)	$(703,470)

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in unrealized appreciation (depreciation)
Forward Contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	$—	$—	$(508,832)	$—	$(508,832)
Futures Contracts (a)	Net change in unrealized appreciation (depreciation) from futures contracts	$(234,538)	$65,997	$—	$157,078	$(11,463)
Total change in unrealized appreciation (depreciation)		$(234,538)	$65,997	$(508,832)	$157,078	$(520,295)

During the current fiscal period, the Fund’s quarterly average volume of derivatives is as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts— Payable (Value at Trade Date)	Forward Foreign Currency Contracts— Receivable (Value at Trade Date)
$221,007,671	$(28,596,886)	$(34,174,858)	$34,138,176

17

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Statement of Assets and Liabilities				Gross Amount Not Offset in Statement of Assets and Liabilities
Description	Gross Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$741,760	$(741,760)	$—	$—	$1,106,313	$(741,760)	$(364,553)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.s. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

18

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

19

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. A Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Campbell & Company, LP. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.05% of the Fund’s average daily net assets.

Campbell has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 1.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.25%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board. If at any time the Fund’s total annual Fund operating expenses for a year

20

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

are less than 1.25%, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from the date on which such waiver or reimbursement was made if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued and expenses waived were $157,019 and $162,443, respectively. As of the end of the reporting period, the amount of potential recovery by the Adviser was as follows:

Expiration
August 31, 2019	August 31, 2020	Total
$166,493	$162,443	$328,936

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Fund through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Fund. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Fund’s transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the current fiscal period was $16,020. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company. During the current fiscal period, the Fund paid $13,924 in officer fees.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities for the Fund, excluding short-term investments for cash management purposes.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

21

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Continued)

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$14,040,692	$0	$(2,360,606)	$(2,360,606)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to short-term realized gains being offset with current net operating loss, investments in wholly-owned controlled foreign corporation, reclassifications of short-term capital gain distributions and reclassifications for treatment of certain foreign currency transactions were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gains	Paid-In Capital
$635,307	$914,171	$(1,549,478)

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Other Temporary Differences
$106,032	$—	$57,785	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and 2016 were as follows:

	Ordinary Income	Long-Term Gains	Total
2017	$1,047,488	$678,777	$1,726,265
2016	$—	$—	$—

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

22

Campbell Multi-Asset Carry Fund

Notes To Consolidated Financial Statements
August 31, 2017
(Concluded)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2017, the Fund had no capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

23

Campbell Multi-Asset Carry Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Campbell Multi-Asset Carry Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2017, and the related consolidated statement of operations for the year then ended and consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and the period December 21, 2015 (commencement of operations) to August 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Campbell Multi-Asset Carry Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2017, the consolidated results of its operations for the year then ended and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period December 21, 2015 (commencement of operations) to August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 30, 2017

24

Campbell Multi-Asset Carry Fund

Shareholder Tax Information
(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017. During the period ended August 31, 2017, the Fund paid $1,047,488 of ordinary income and $678,777 of capital gain distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 93.49% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

The percent of taxable ordinary income dividends designated as interest dividends is 9.44%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

Campbell Multi-Asset Carry Fund

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 will be available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company (the “Investment Advisory Agreement”) on behalf of the Campbell Multi-Asset Carry Fund at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. The Directors noted that the Fund had underperformed its primary benchmark for the one-year and since-inception periods ended March 31, 2017, although the Fund had outperformed its benchmark for the year-to-date period ended March 31, 2017. The Directors noted that the Fund ranked in the 4th quintile within its Lipper Performance Universe for the since-inception period ended December 31, 2016.

26

Campbell Multi-Asset Carry Fund

Other Information (Concluded)
(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual adviser fee of the Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group. In addition, the Directors noted that Campbell has contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that total annual Fund operating expenses exceed 1.25% of the Fund’s average daily net assets.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2018.

27

Campbell Multi-Asset Carry Fund

Affirmation of the Commodity Pool Operator
August 31, 2017

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the period ended August 31, 2017 is accurate and complete.

G. William Andrews, Chief Executive Officer Campbell & Company, LP CAMPBELL CORE CARRY FUND

28

Campbell Multi-Asset Carry Fund

Company Management

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).

29

Campbell Multi-Asset Carry Fund

Company Management (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

30

Campbell Multi-Asset Carry Fund

Company Management (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

31

Campbell Multi-Asset Carry Fund

Privacy Notice
(Unaudited)

Campbell Mutli-Asset Carry Fund

FACTS	WHAT DOES THE Campbell Multi-Asset Carry Fund DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Multi-Asset Carry Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Multi-Asset Carry Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

32

Campbell Multi-Asset Carry Fund

Privacy Notice
(Unaudited) (Concluded)

What we do
How does the Campbell Multi-Asset Carry Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Multi-Asset Carry Fund collect my personal information?
We collect your personal information, for example, when you
● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes – information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include Campbell Multi-Asset Carry Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Campbell Multi-Asset Carry Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Multi-Asset Carry Fund does not jointly market.

33

Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CAMC-AR17

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

Annual Report

August 31, 2017

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS
Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

August 31, 2017

Dear Shareholder,

The Free Market Funds (the “Funds”) have continued to gain assets and have surpassed $7.4 billion. We would like to extend a warm and grateful thank you to all investors who have embraced our Free Market Portfolio Strategies.

Over the past twelve months ending August 31st, 2017, investors experienced broad based positive returns in the equity markets. The Free Market U.S. Equity Fund (FMUEX) returned 13.97%, while the Free Market International Equity Fund (FMNEX) returned 22.50%. On the fixed income side, the Free Market Fixed Income Fund (FMFIX) returned 0.39%.

FMNEX was buoyed by the strength of Emerging Market stocks which led the way with a return of 24.99% as measured by the MSCI Emerging Markets Index. The MSCI World ex USA Index, a broad index of developed markets, returned 17.14% over the same period. U.S. stocks also had mostly positive performance. The S&P 500® Index, which tracks the largest 500 companies in the U.S., returned 16.23%, while small and mid cap companies, as represented by the Russell 2500® Index, returned 13.22% over the same twelve-month period. The bond markets also finished positive over the last six months, posting a gain of 0.95% as measured by the CitiGroup World Government Bond Index 1-5 Years Currency Hedged U.S. Dollar.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that we believe reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing aims to provide both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

In the landmark study done by Eugene Fama and Kenneth French and published in “The Cross-Section of Expected Stock Returns”1 it is documented that, over the long term, investors could have received a premium for investing in small cap stocks and value stocks. These returns seem to be compensation for risk. In fixed income, risk as measured by volatility can be well described by bond maturity and credit quality. Matson Money’s vehicles deliberately seek to target specific risk and return tradeoffs. The Funds are broadly diversified and designed to work together in your total investment plan.

We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people.

Kenneth E. Gatliff
Portfolio Manager
Matson Money, Inc.

1	Fama, E.F. and K. R. French. 1992. “The Cross-section of Expected Stock Returns”. The Journal of Finance. 47: 427–465.

1

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and midcap representation across 24 Developed and 2l Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries*. With 842 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*
EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries*—excluding the United States. With 1,018 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*
DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Citi Group World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000®Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000®Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*
Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Index is an equity index which captures small caprepresentation across Developed Markets countries* around the world, excluding the US and Canada. With 2,252 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

*
Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

2

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

*
Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg Barclay US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index.

One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Quasar Distributors, LLC.

3

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

Free Market U.S. Equity Fund—Investment Review

The twelve-month period ended August 31, 2017 saw some short periods of fairly noticeable volatility, as well as some uncertainty domestically. The late part of 2016 saw a great deal of uncertainty surrounding the presidential election. Many forecasters warned that a Trump victory could spell an end to the bull market that equities had on and usher in a stock market correction. Markets were particularly volatile in the days leading up to the election. However, despite these negative headlines and short-term volatility, equities did not sink following the election results; on the contrary, the remainder of 2016 saw extremely positive results, particularly in small and value stocks. The bull market continued into 2017, and investors who remained invested for the entire year ended August 31, 2017 saw the market overcome these volatile periods to post positive gains across the board within U.S. asset classes.

For the twelve months ended August 31, 2017, the Free Market U.S. Equity Fund provided a total return of 13.97% at net asset value. This compares with a return of 13.22% for the Fund’s benchmark, the Russell 2500 Index.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. Large Company Stocks performed better than Small Company Stocks. The Russell 2000 Index has returned 14.91% while the S&P 500 Index was up 16.23% for the year ended August 31. Furthermore, for the same time period, the Russell 2000 Value Index returned 13.47% and the Russell 1000 Value Index, returned 11.58%.

In summary, U.S. large cap stocks performed better than small cap and U.S. growth stocks outperformed U.S. value stocks, which also contributed to returns of the Fund.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2017 (Unaudited)
Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2017
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market U.S. Equity Fund	13.97%	6.25%	13.39%	8.88%
Russell 2500® Index	13.22%	7.08%	13.44%	8.48%
Composite Index**	14.17%	7.86%	13.41%	7.55%

*	The Fund commenced operations on December 31, 2007. Benchmark performance is from inception date of the Fund and is not from the inception date of the benchmark itself.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.90% (included in the ratio is 0.31% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $17.60 per share on August 31, 2017.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

5

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

Free Market International Equity Fund—Investment Review

The global conditions eased a bit during the twelve-month period ended August 31, 2017, following the 2016 Brexit vote and volatility that came along with it. Along with the reduction in tension and volatility came higher returns as compared to domestic equities, which was a change in course from the previous few years. 2017 specifically has seen tremendous positive returns in broad international asset classes, with emerging markets leading the way.

For the twelve months ended August 31, 2017, the Free Market International Equity Fund was up 22.50%. This compares with a return of 17.14% for the Fund’s benchmark, the MSCI World (ex USA) Index.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International Small Company Stocks fared better than International Large Company Stocks. The MSCI EAFE Index (gross of dividends) returned 18.19% from September 1, 2016 through August 31, 2017, while the MSCI EAFE Small Cap Index was up 22.44% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index (gross of dividends) increased by 20.70% while the MSCI EAFE Small Cap Value Index was up 23.00% and the MSCI Emerging Markets Index (net of dividends) was up 24.99%.

In summary, factors that buoyed the Fund’s return compared to its benchmark can largely be explained by its exposure in emerging markets, as well as its tilt toward small cap and small cap value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

6

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2017 (Unaudited)
Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2017
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market International Equity Fund	22.50%	3.89%	10.04%	3.61%
MSCI World (excluding U.S.) Index	17.14%	2.74%	8.41%	1.74%
Composite Index**	21.10%	3.68%	8.80%	2.11%

*	The Fund commenced operations on December 31, 2007. Benchmark performance is from inception date of the Fund and is not from the inception date of the benchmark itself.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.14% (included in the ratio is 0.51% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.97 per share on August 31, 2017.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

7

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

Free Market Fixed Income Fund—Investment Review

The U.S. economy grew modestly during the past twelve-months ended August 31, 2017. Total unemployment continued its decline, after reaching 2009 highs of 10%, it has now dipped all the way down to 4.4% as of August 2017, which many economists consider at or near full employment. Monetary policy remains accommodative, and while the Fed made a few small rate hikes, they did not make any drastic changes or indications that they would sway from their policy of keeping the target for the federal funds rate very low. While rates did rise slightly over the previous twelve months, overall they remained low which in turn has kept the return of fixed income low relative to historic norms on both domestic and foreign issues. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, returned just 0.49%, while the Barclays Global Aggregate Bond Index (hedged) returned 0.27% for the twelve-month period ended August 31, 2017. As a result of the increase in interest rates, short-term bonds outperformed ones with a longer maturity. The Bloomberg Barclays U.S Gov/Credit index 1-3 Years returned 0.90% while Long-Term Government bonds lost 4.21%.

The Free Market Fixed Income Fund focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve-months ended August 31, 2017, The Free Market Fixed Income Fund provided a total return of 0.39%. This compares with a return of 0.95% for the fund’s benchmark, the Citigroup World Government Bond 1 - 5 Year Currency Hedged US Dollar Index.

The Free Market Fixed Income Fund performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Fund compared to its benchmark was the Fund’s slightly lower exposure to certain global markets but additional corporate exposure within the U.S.

8

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Concluded)
August 31, 2017 (Unaudited)
Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency
Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2017
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market Fixed Income Fund	0.39%	1.00%	0.56%	1.64%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	0.95%	1.40%	1.37%	2.22%
Composite Index**	0.53%	1.42%	1.13%	2.35%

*	The Fund commenced operations on December 31, 2007. Benchmark performance is from inception date of the Fund and is not from the inception date of the benchmark itself.
**
The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays US Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.79% (included in the ratio is 0.20% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.36 per share on August 31, 2017.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses.

9

FREE MARKET FUNDS
Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Free Market U.S. Equity Fund
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,002.80	$2.73
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75

	Free Market International Equity Fund
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,125.10	$3.00
Hypothetical (5% return before expenses)	1,000.00	1,022.38	2.85

10

FREE MARKET FUNDS
Fund Expense Examples (Concluded)
August 31, 2017
(Unaudited)

	Free Market Fixed Income Fund
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,011.40	$2.69
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70

*
Expenses are equal to an annualized six-month expense ratio of 0.54%, 0.56% and 0.53% for the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
0.01%-0.03%	0.01%-0.04%	0.01%-0.05%

Each Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of 0.28% for the Free Market U.S. Equity Fund, 12.51% for the Free Market International Equity Fund and 1.14% for the Free Market Fixed Income Fund.

11

FREE MARKET FUNDS
FREE MARKET U.S. EQUITY FUND

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 99.8%
U.S. Large Cap Value Portfolio III (a)	31,273,369	$814,671,252
U.S. Large Company Portfolio (a)	21,187,121	408,487,693
U.S. Micro Cap Portfolio (b)	19,643,106	408,576,609
U.S. Small Cap Portfolio (b)	12,076,005	408,168,963
U.S. Small Cap Value Portfolio (b)	18,933,639	680,285,646
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,998,499,402)		2,720,190,163

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 0.93%	2,876,545	2,876,545
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,876,545)		2,876,545
TOTAL INVESTMENTS — 99.9%
(Cost $2,001,375,947)		2,723,066,708
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,928,421
NET ASSETS — 100.0%		$2,724,995,129

Portfolio Holdings Summary Table

	% of Net Assets	Value
Domestic Equity Funds	99.8%	$2,720,190,163
Short-Term Investments	0.1%	2,876,545
Other Assets In Excess Of Liabilities	0.1%	1,928,421
NET ASSETS	100.0%	$2,724,995,129

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
12

FREE MARKET FUNDS
FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments
August 31, 2017

	Number of Shares/Beneficial Interest	Value
INTERNATIONAL EQUITY FUNDS — 99.8%
Asia Pacific Small Company Portfolio (a)	1,227,553	$28,466,946
Canadian Small Company Series (b)	2,475,261	27,886,663
Continental Small Company Portfolio (a)	1,171,156	32,101,389
Continental Small Company Series (b)	402,300	36,780,510
DFA International Small Cap Value Portfolio (a)	38,593,073	874,519,043
DFA International Value Portfolio III (c)	34,138,650	549,632,268
DFA International Value Series (b)	4,420,843	103,978,216
Emerging Markets Portfolio (a)	3,989,683	116,179,580
Emerging Markets Small Cap Portfolio (a)	4,675,379	108,235,035
Emerging Markets Value Portfolio (a)	3,562,466	107,942,707
Japanese Small Company Portfolio (a)	1,858,289	50,080,882
Large Cap International Portfolio (a)	4,783,918	108,594,941
United Kingdom Small Company Portfolio (a)	186,330	5,765,037
United Kingdom Small Company Series (b)	523,748	34,857,923
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $1,819,815,455)		2,185,021,140

SHORT-TERM INVESTMENTS — 0.2%
STIT-Government & Agency Portfolio, 0.93%	4,274,828	4,274,828
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,274,828)		4,274,828
TOTAL INVESTMENTS — 100.0%
(Cost $1,824,090,283)		2,189,295,968
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		771,868
NET ASSETS — 100.0%		$2,190,067,836

Portfolio Holdings Summary Table

	% of Net Assets	Value
International Equity Funds	99.8%	$2,185,021,140
Short-Term Investments	0.2%	4,274,828
Other Assets In Excess Of Liabilities	0.0%	771,868
NET ASSETS	100.0%	$2,190,067,836

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
13

FREE MARKET FUNDS
FREE MARKET FIXED INCOME FUND

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
FIXED INCOME FUNDS — 99.4%
DFA Five-Year Global Fixed Income Portfolio (a)	56,553,851	$625,485,596
DFA Inflation-Protected Securities Portfolio (a)	10,527,634	125,384,126
DFA Intermediate Government Fixed Income Portfolio (a)	11,871,357	150,291,377
DFA One-Year Fixed Income Portfolio (a)	35,186,869	362,424,752
DFA Short-Term Government Portfolio (a)	9,363,550	100,002,716
DFA Two-Year Global Fixed Income Portfolio (a)	37,525,539	374,880,133
iShares 1-3 Year Credit Bond ETF	5,684,750	600,139,058
iShares Intermediate Credit Bond ETF	1,357,365	150,192,437
TOTAL FIXED INCOME FUNDS
(Cost $2,480,271,572)		2,488,800,195

SHORT-TERM INVESTMENTS — 0.6%
STIT-Government & Agency Portfolio, 0.93%	14,063,823	14,063,823
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,063,823)		14,063,823
TOTAL INVESTMENTS — 100.0%
(Cost $2,494,335,395)		2,502,864,018
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		168,070
NET ASSETS — 100.0%		$2,503,032,088

Portfolio Holdings Summary Table

	% of Net Assets	Value
Fixed Income Funds	99.4%	$2,488,800,195
Short-Term Investments	0.6%	14,063,823
Other Assets In Excess Of Liabilities	0.0%	168,070
NET ASSETS	100.0%	$2,503,032,088

(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
14

FREE MARKET FUNDS
Statements of Assets and Liabilities
August 31, 2017

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value *	$2,720,190,163	$2,185,021,140	$2,488,800,195
Short-term investments, at value *	2,876,545	4,274,828	14,063,823
Receivables
Receivable for capital shares sold	4,523,020	3,112,980	4,419,151
Dividends receivable	1,814	1,940	422,522
Prepaid expenses and other assets	13,091	21,451	21,041
Total assets	2,727,604,633	2,192,432,339	2,507,726,732
LIABILITIES
Payables
Capital shares redeemed	1,308,046	1,263,108	1,773,723
Advisory fees	1,127,875	908,079	1,041,425
Administration and accounting fees	59,197	43,320	53,838
Transfer agent fees	16,952	12,857	10,715
Investments purchased	—	—	1,699,949
Other accrued expenses and liabilities	97,434	137,139	114,994
Total liabilities	2,609,504	2,364,503	4,694,644
Net assets	$2,724,995,129	$2,190,067,836	$2,503,032,088

NET ASSETS CONSIST OF:
Par value	$154,868	$199,608	$241,567
Paid-in capital	1,923,038,315	1,799,687,605	2,489,189,502
Undistributed/accumulated net investment income/(loss)	6,546,513	13,415,211	2,879,239
Accumulated net realized gain/(loss) from investments	73,564,672	11,559,727	2,193,157
Net unrealized appreciation/(depreciation) on investments	721,690,761	365,205,685	8,528,623
Net assets	$2,724,995,129	$2,190,067,836	$2,503,032,088
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	154,868,494	199,607,828	241,567,348
Net asset value, offering and redemption price per share	$17.60	$10.97	$10.36
*Identified Cost:
Investments in non-affiliated funds, at cost	$1,998,499,402	$1,819,815,455	$2,480,271,572
Short-term investments, at cost	2,876,545	4,274,828	14,063,823

The accompanying notes are an integral part of the financial statements.
15

FREE MARKET FUNDS
Statements of Operations
For the Year Ended August 31, 2017

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$32,670,480	$38,185,002	$34,391,701
Total investment income	32,670,480	38,185,002	34,391,701

EXPENSES
Advisory fees (Note 2)	12,605,219	9,451,305	11,315,952
Administration and accounting fees (Note 2)	723,880	482,000	641,906
Directors and officers fees	247,680	176,844	216,634
Legal fees	226,696	162,768	200,576
Transfer agent fees (Note 2)	211,046	157,867	189,215
Custodian fees (Note 2)	92,089	67,864	85,519
Printing and shareholder reporting fees	83,372	83,399	93,736
Audit fees	38,970	38,373	38,567
Registration expense	13,474	8,278	25,678
Other expenses	119,622	480,627	103,454
Total expenses	14,362,048	11,109,325	12,911,237
Net investment income/(loss)	18,308,432	27,075,677	21,480,464

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	2,708,534	22,908	(29,476)
Capital gain distributions from non-affiliated fund investments	76,358,967	24,632,081	2,907,402
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	224,766,196	342,963,709	(11,573,635)
Net realized and unrealized gain/(loss) on investments	303,833,697	367,618,698	(8,695,709)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$322,142,129	$394,694,375	$12,784,755

The accompanying notes are an integral part of the financial statements.
16

FREE MARKET U.S. EQUITY FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$18,308,432	$23,947,403
Net realized gain/(loss) from investments	79,067,501	105,389,548
Net change in unrealized appreciation/(depreciation) on investments	224,766,196	67,953,624
Net increase/(decrease) in net assets resulting from operations	322,142,129	197,290,575

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(21,140,849)	(18,905,890)
Net realized capital gains	(96,166,053)	(141,345,143)
Net decrease in net assets from dividends and distributions to shareholders	(117,306,902)	(160,251,033)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	558,348,603	450,649,645
Reinvestment of distributions	117,302,124	160,251,033
Shares redeemed	(458,532,319)	(316,329,032)
Net increase/(decrease) in net assets from capital shares	217,118,408	294,571,646
Total increase/(decrease) in net assets	421,953,635	331,611,188

NET ASSETS:
Beginning of period	2,303,041,494	1,971,430,306
End of period	$2,724,995,129	$2,303,041,494
Undistributed/accumulated net investment income/(loss), end of period	$6,546,513	$8,967,958

SHARES TRANSACTIONS:
Shares sold	32,332,187	29,513,009
Dividends and distributions reinvested	6,792,248	10,690,529
Shares redeemed	(26,556,984)	(20,493,548)
Net increase/(decrease) in shares outstanding	12,567,451	19,709,990

The accompanying notes are an integral part of the financial statements.
17

FREE MARKET INTERNATIONAL EQUITY FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$27,075,677	$39,474,447
Net realized gain/(loss) from investments	24,654,989	20,369,711
Net change in unrealized appreciation/(depreciation) on investments	342,963,709	(2,762,967)
Net increase/(decrease) in net assets resulting from operations	394,694,375	57,081,191

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(34,715,335)	(26,567,968)
Net realized capital gains	(19,714,628)	(25,538,160)
Net decrease in net assets from dividends and distributions to shareholders	(54,429,963)	(52,106,128)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	425,920,465	372,267,753
Reinvestment of distributions	54,427,744	52,101,372
Shares redeemed	(302,997,096)	(199,985,943)
Net increase/(decrease) in net assets from capital shares	177,351,113	224,383,182
Total increase/(decrease) in net assets	517,615,525	229,358,245

NET ASSETS:
Beginning of period	1,672,452,311	1,443,094,066
End of period	$2,190,067,836	$1,672,452,311
Undistributed/accumulated net investment income/(loss), end of period	$13,415,211	$20,684,425

SHARES TRANSACTIONS:
Shares sold	42,918,842	42,211,355
Dividends and distributions reinvested	5,909,636	5,880,516
Shares redeemed	(30,251,372)	(22,542,599)
Net increase/(decrease) in shares outstanding	18,577,106	25,549,272

The accompanying notes are an integral part of the financial statements.
18

FREE MARKET FIXED INCOME FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$21,480,464	$11,215,378
Net realized gain/(loss) from investments	2,877,926	1,739,792
Net change in unrealized appreciation/(depreciation) on investments	(11,573,635)	31,859,933
Net increase/(decrease) in net assets resulting from operations	12,784,755	44,815,103

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,810,742)	(6,855,840)
Net realized capital gains	—	(3,174,042)
Net decrease in net assets from dividends and distributions to shareholders	(23,810,742)	(10,029,882)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	670,140,283	474,436,165
Reinvestment of distributions	23,810,100	10,029,882
Shares redeemed	(306,349,610)	(397,297,819)
Net increase/(decrease) in net assets from capital shares	387,600,773	87,168,228
Total increase/(decrease) in net assets	376,574,786	121,953,449

NET ASSETS:
Beginning of period	2,126,457,302	2,004,503,853
End of period	$2,503,032,088	$2,126,457,302
Undistributed/accumulated net investment income/(loss), end of period	$2,879,239	$4,839,938

SHARES TRANSACTIONS:
Shares sold	65,004,040	45,946,543
Dividends and distributions reinvested	2,313,401	980,512
Shares redeemed	(29,673,279)	(38,480,626)
Net increase/(decrease) in shares outstanding	37,644,162	8,446,429

The accompanying notes are an integral part of the financial statements.
19

FREE MARKET FUNDS
FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$16.18	$16.08	$17.37	$14.66	$11.70
Net investment income/(loss)(1)	0.12	0.18	0.13	0.09	0.12
Net realized and unrealized gain/(loss) on investments	2.13	1.18	(0.71)	3.18	3.07
Net increase/(decrease) in net assets resulting from operations	2.25	1.36	(0.58)	3.27	3.19
Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.11)	(0.10)	(0.15)
Net realized capital gains	(0.68)	(1.11)	(0.60)	(0.46)	(0.08)
Total dividends and distributions to shareholders	(0.83)	(1.26)	(0.71)	(0.56)	(0.23)
Net asset value, end of period	$17.60	$16.18	$16.08	$17.37	$14.66
Total investment return(2)	13.97%	9.10%	(3.55)%	22.49%	27.61%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,724,995	$2,303,041	$1,971,430	$1,943,442	$1,355,653
Ratio of expenses to average net assets(3)	0.56%	0.59%	0.60%	0.60%	0.62%
Ratio of net investment income/(loss) to average net assets(3)	0.72%	1.15%	0.74%	0.54%	0.91%
Portfolio turnover rate	5%	1%	6%	3%	6%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)
Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
20

FREE MARKET FUNDS
FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.24	$9.28	$10.92	$9.36	$8.04
Net investment income/(loss)(1)	0.14	0.23	0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	1.89	0.05	(1.39)	1.71	1.36
Net increase/(decrease) in net assets resulting from operations	2.03	0.28	(1.22)	1.90	1.54
Dividends and distributions to shareholders from:
Net investment income	(0.19)	(0.16)	(0.22)	(0.19)	(0.15)
Net realized capital gains	(0.11)	(0.16)	(0.20)	(0.15)	(0.07)
Total dividends and distributions to shareholders	(0.30)	(0.32)	(0.42)	(0.34)	(0.22)
Net asset value, end of period	$10.97	$9.24	$9.28	$10.92	$9.36
Total investment return(2)	22.50%	3.13%	(11.25)%	20.49%	19.44%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,190,068	$1,672,452	$1,443,094	$1,414,618	$964,096
Ratio of expenses to average net assets(3)	0.58%	0.63%	0.64%	0.62%	0.65%
Ratio of net investment income/(loss) to average net assets(3)	1.42%	2.60%	1.72%	1.84%	1.96%
Portfolio turnover rate	2%	1%	3%	2%	3%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)
Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
21

FREE MARKET FUNDS
FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$10.43	$10.25	$10.31	$10.24	$10.54
Net investment income/(loss)(1)	0.10	0.06	0.06	0.04	0.05
Net realized and unrealized gain/(loss) on investments	(0.06)	0.17	(0.02)	0.09	(0.21)
Net increase/(decrease) in net assets resulting from operations	0.04	0.23	0.04	0.13	(0.16)
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.03)	(0.07)	(0.04)	(0.08)
Net realized capital gains	—	(0.02)	(0.03)	(0.02)	(0.06)
Total dividends and distributions to shareholders	(0.11)	(0.05)	(0.10)	(0.06)	(0.14)
Net asset value, end of period	$10.36	$10.43	$10.25	$10.31	$10.24
Total investment return(2)	0.39%	2.26%	0.37%	1.34%	(1.50)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,503,032	$2,126,457	$2,004,504	$1,824,633	$1,316,799
Ratio of expenses to average net assets(3)	0.56%	0.59%	0.60%	0.61%	0.62%
Ratio of net investment income/(loss) to average net assets(3)	0.94%	0.54%	0.55%	0.37%	0.52%
Portfolio turnover rate	0%	31%	2%	0%	0%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)
Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
22

FREE MARKET FUNDS
Notes to Financial Statements
August 31, 2017

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The end of the reporting period for the Funds is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Domestic Equity Funds	$2,720,190,163	$2,720,190,163	$—	$—
Short-Term Investments	2,876,545	2,876,545	—	—
Total Investments*	$2,723,066,708	$2,723,066,708	$—	$—

*	Please refer to the Portfolio of Investments for further details.

23

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2017

FREE MARKET INTERNATIONAL EQUITY FUND

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Funds	$2,185,021,140	$1,981,517,828	$203,503,312	$—
Short-Term Investments	4,274,828	4,274,828	$—	—
Total Investments*	$2,189,295,968	$1,985,792,656	$203,503,312	$—

*	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME FUND

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fixed Income Funds	$2,488,800,195	$2,488,800,195	$—	$—
Short-Term Investments	14,063,823	14,063,823	—	—
Total Investments*	$2,502,864,018	$2,502,864,018	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of

24

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2017

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Fund’s investment adviser. For its advisory services, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $5 billion and 0.47% of each Fund’s average daily net assets over $5 billion, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may discontinue these arrangements at any time.

25

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2017

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Funds through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Funds. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Funds’ transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Funds through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Funds or the Company. During the current fiscal period, the aggregate remuneration paid to the Directors as well as amounts paid in officer fees by the Funds were as follows:

	Directors	Officers	Total
Free Market U.S. Equity Fund	$140,712	$106,968	$247,680
Free Market International Equity Fund	102,880	73,964	176,844
Free Market Fixed Income Fund	122,728	93,906	216,634

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$305,475,212	$114,430,964
Free Market International Equity Fund	209,618,230	42,020,000
Free Market Fixed Income Fund	386,179,569	1,950,000

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2017

As of August 31, 2017, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$2,007,489,201	$723,269,653	$(7,692,146)	$715,577,507
Free Market International Equity Fund	1,830,178,921	406,009,930	(46,892,883)	359,117,047
Free Market Fixed Income Fund	2,494,680,060	16,155,607	(7,971,649)	8,183,958

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Free Market U.S. Equity Fund	$410,972	$(410,972)	$—
Free Market International Equity Fund	370,444	(370,443)	(1)
Free Market Fixed Income Fund	369,579	(369,579)	—

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$6,546,513	$79,677,926	$715,577,507
Free Market International Equity Fund	10,272,498	20,791,078	359,117,047
Free Market Fixed Income Fund	2,879,239	2,537,822	8,183,958

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal years ended August 31, 2017 and 2016, were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2017	$21,140,849	$96,166,053	$117,306,902
	2016	18,905,890	141,345,143	160,251,033
Free Market International Equity Fund	2017	$34,715,335	$19,714,628	$54,429,963
	2016	26,659,496	25,446,632	52,106,128
Free Market Fixed Income Fund	2017	$23,810,742	$—	$23,810,742
	2016	7,113,666	2,916,216	10,029,882

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

27

FREE MARKET FUNDS
Notes to Financial Statements (Concluded)
August 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2017, the Funds did not have any capital loss carryforwards.

6.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

FREE MARKET FUNDS
Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund (the “Funds”), separately managed portfolios of The RBB Fund, Inc., as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 26, 2017

29

FREE MARKET FUNDS
Shareholder Tax Information
(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2017 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$21,140,849	$96,166,053	$117,306,902
Free Market International Equity Fund	34,715,335	19,714,628	54,429,963
Free Market Fixed Income Fund	23,810,742	—	23,810,742

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 87.26% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 54.39% for the Free Market Fixed Income Fund. A total of 21.92% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $1,011,265 and earned $36,664,366 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

30

FREE MARKET FUNDS
Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Matson Money and the Company (the “Investment Advisory Agreements”) on behalf of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (each a “Fund” and collectively the “Funds”) at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2017. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

31

FREE MARKET FUNDS
Other Information (Concluded)
(Unaudited)

In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had outperformed its benchmark for the one-, five-year and since inception periods ended March 31, 2017. The Directors also noted that the Free Market U.S. Equity Fund ranked in the 1st quintile in its performance universe for the one-, two-, three-, four- and five-year periods ended December 31, 2016.

The Directors noted the Free Market International Equity Fund had outperformed its benchmark for the one-, three-, five- and since inception periods ended March 31, 2017. The Directors also noted that the Free Market International Equity Fund ranked in the 1st quintile in its performance universe for the one-, two-, three-, four- and five-year periods ended December 31, 2016.

The Directors noted the Free Market Fixed Income Fund had outperformed its benchmark for the year-to-date period ending March 31, 2017. The Directors also noted that the Free Market Fixed Income Fund ranked in the 5th quintile in both its performance universe and performance group for the one-, two-, three-, four- and five-year periods ended December 31, 2016.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisor fee of each of the Free Market Fixed Income Fund, Free Market International Equity Fund, and Free Market U.S. Equity Fund, ranked in the 1st quintile of each Fund’s respective Lipper Expense Group.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2018.

32

FREE MARKET FUNDS
Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

33

FREE MARKET FUNDS
Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

34

FREE MARKET FUNDS
Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

1
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

35

FREE MARKET FUNDS
Privacy Notice
(Unaudited)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

36

FREE MARKET FUNDS
Privacy Notice (Concluded)
(Unaudited)

What we do
How does the Free Market Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

37

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Investment Adviser
Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-AR17

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Annual Report

August 31, 2017

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Dear Shareholder,

The Matson Money VI Portfolios (the “Portfolios”) have continued to gain assets since their launch in February 2014 and have surpassed the $60 million mark. We would like to extend a warm and grateful thank you to all investors who have embraced our Free Market Portfolio Strategies.

Over the past twelve months ending August 31, 2017, investors experienced broad based positive returns in the equity markets. Matson Money U.S. Equity VI Portfolio returned 13.42%, while the Matson Money International Equity VI Portfolio returned 21.90%. On the fixed income side, the Matson Money Fixed Income VI Portfolio returned 0.19%.

The performance of the International Equity VI Portfolio was buoyed by the strength of Emerging Market stocks which led the way with a return of 24.99% as measured by the MSCI Emerging Markets Index. It’s benchmark, the MSCI World ex USA Index, a broad index of developed markets, returned 17.71% over the same period. U.S. stocks also had mostly positive performance. The S&P 500® Index, which tracks the largest 500 companies in the U.S., returned 16.23%, while small and mid cap companies, as represented by the Russell 2500® Index, the U.S. Equity VI Portfolio’s benchmark, returned 13.22% over the same twelve-month period. The bond markets also finished positive over the last six months, posting a gain of 0.95% as measured by the CitiGroup World Government Bond Index 1-5 Years Currency Hedged U.S. Dollar, the benchmark for the Fixed Income VI Portfolio.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that we believe reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing aims to provide both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

In the landmark study done by Eugene Fama and Kenneth French and published in “The Cross-Section of Expected Stock Returns”1 it is documented that, over the long term, investors could have received a premium for investing in small cap stocks and value stocks. These returns seem to be compensation for risk. In fixed income, risk as measured by volatility can be well described by bond maturity and credit quality. Matson Money’s vehicles deliberately seek to target specific risk and return tradeoffs. The Funds are broadly diversified and designed to work together in your total investment plan.

We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people.

Kenneth E. Gatliff
Portfolio Manager
Matson Money, Inc.

1	Fama, E.F. and K. R. French. 1992. “The Cross-section of Expected Stock Returns”. The Journal of Finance. 47: 427–465.

1

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and midcap representation across 24 Developed and 2l Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries*. With 842 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*
EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries*—excluding the United States. With 1,018 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*
DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Citi Group World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*
Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Index is an equity index which captures small caprepresentation across Developed Markets countries* around the world, excluding the US and Canada. With 2,252 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

*
Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

2

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report (Concluded)
August 31, 2017
(Unaudited)

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg Barclay US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index.

One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Quasar Distributors, LLC.

3

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Matson Money U.S. Equity VI Portfolio—Investment Review

The twelve-month period ended August 31, 2017 saw some short periods of fairly noticeable volatility, as well as some uncertainty domestically. The late part of 2016 saw a great deal of uncertainty surrounding the presidential election. Many forecasters warned that a Trump victory could spell an end to the bull market that equities had on and usher in a stock market correction. Markets were particularly volatile in the days leading up to the election. However, despite these negative headlines and short-term volatility, equities did not sink following the election results; on the contrary, the remainder of 2016 saw extremely positive results, particularly in small and value stocks. The bull market continued into 2017, and investors who remained invested for the entire year ended August 31, 2017 saw the market overcome these volatile periods to post positive gains across the board within U.S. asset classes.

For the twelve months ended August 31, 2017, the Matson Money U.S. Equity VI Portfolio provided a total return of 13.42% at net asset value. This compares with a return of 13.22% for the Portfolio’s benchmark, the Russell 2500® Index .

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. Large Company Stocks performed better than Small Company Stocks. The Russell 2000® Index has returned 14.91% while the S&P 500® Index was up 16.23% for the year ended August 31. Furthermore, for the same time period, the Russell 2000® Value Index returned 13.47% and the Russell 1000® Value Index , returned 11.58%.

In summary, U.S. large cap stocks performed better than small cap and U.S. growth stocks outperformed U.S. value stocks, which also contributed to returns of the Portfolio.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

4

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report
August 31, 2017 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2017
	Average Annual
	1 Year	3 Year	Since Inception
Matson Money U.S. Equity VI Portfolio	13.42%	5.81%	6.99%*
Russell 2500® Index	13.22%	7.08%	6.93%***
Composite Index**	14.17%	7.86%	8.20%***

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.
***
Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 6.54%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 1.23% (included in the ratio is 0.30% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $29.15 per share on August 31, 2017.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

5

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Matson Money International Equity VI Portfolio—Investment Review

The global conditions eased a bit during the twelve-month period ending August 31, 2017, following the 2016 Brexit vote and volatility that came along with it. Along with the reduction in tension and volatility came higher returns as compared to domestic equities, which was a change in course from the previous few years. 2017 specifically has seen tremendous positive returns in broad international asset classes, with emerging markets leading the way.

For the twelve months ended August 31, 2017, the Matson Money International Equity VI Portfolio was up 21.90%. This compares with a return of 17.14% for the Portfolio’s benchmark, the MSCI World ex USA Index .

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International Small Company Stocks fared better than International Large Company Stocks. The MSCI EAFE Index (gross of dividends) returned 18.19% from September 1, 2016 through August 31, 2017, while the MSCI EAFE Small Cap Index was up 22.44%. Furthermore, for the same time period, the MSCI EAFE Value Index (gross of dividends) increased by 20.70% while the MSCI EAFE Small Cap Value Index was up 23.00% and the MSCI Emerging Markets Index (net of dividends) was up 24.99%.

In summary, factors that buoyed the Portfolio’s return compared to its benchmark can largely be explained by its exposure in emerging markets, as well as its tilt toward small cap and small cap value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

* Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,252 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

* Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Value Index is captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Value Index is captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

6

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report
August 31, 2017 (Unaudited)

Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2017
	Average Annual
	1 Year	3 Year	Since Inception
Matson Money International Equity VI Portfolio	21.90%	3.28%	3.74%*
MSCI World (excluding U.S.) Index	17.14%	2.24%	2.60%***
Composite Index**	21.10%	3.68%	4.31%***

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, weighted 25%, 25%, 25% and 25%, respectively.
***
Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 3.31%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 1.52% (included in the ratio is 0.50% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $26.60 per share on August 31, 2017.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

7

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Matson Money Fixed Income VI Portfolio—Investment Review

The U.S. economy grew modestly during the past twelve-months ended August 31, 2017. Total unemployment continued its decline, after reaching 2009 highs of 10%, it has now dipped all the way down to 4.4% as of August 2017, which many economists consider at or near full employment. Monetary policy remains accommodative, and while the Fed made a few small rate hikes, they did not make any drastic changes or indications that they would sway from their policy of keeping the target for the federal funds rate very low. While rates did rise slightly over the previous twelve months, overall they remained low which in turn has kept the return of fixed income low relative to historic norms on both domestic and foreign issues. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index , returned just 0.49%, while the Barclays Global Aggregate Bond Index (hedged) returned 0.27% for the twelve-month period ended August 31, 2017. As a result of the increase in interest rates, short-term bonds outperformed ones with a longer maturity. The Bloomberg Barclays U.S Gov/Credit index 1-3 Years returned 0.90% while Long-Term Government bonds lost 4.21%.

The Matson Money Fixed Income VI Portfolio focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve-months ended August 31, 2017, The Matson Money Fixed Income VI Portfolio provided a total return of 0.19%. This compares with a return of 0.95% for the Portfolio’s benchmark, the Citigroup World Government Bond 1 - 5 Year Currency Hedged US Dollar Index .

The Matson Money Fixed Income VI Portfolio performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Portfolio compared to its benchmark was the Portfolio’s slightly lower exposure to certain global markets but additional corporate exposure within the U.S.

Bloomberg Barclays US Aggregate Bond Index a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg Barclay US Government/Credit Bond Index a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index.

8

MATSON MONEY VI PORTFOLIOS
Annual Investment Adviser’s Report
August 31, 2017 (Unaudited)

Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money Fixed Income VI Portfolio vs. Citigroup World Govt. Bond 1-5 Year Currency
Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2017
	Average Annual
	1 Year	3 Year	Since Inception
Matson Money Fixed Income VI Portfolio	0.19%	0.59%	0.60%*
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	0.95%	1.40%	1.45%***
Composite Index**	0.53%	1.42%	1.50%***

*	The Portfolio commenced operations on February 18, 2014.
**
The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

***
Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 0.53%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 1.05% (included in the ratio is 0.20% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.12 per share on August 31, 2017.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses.

9

MATSON MONEY VI PORTFOLIOS
Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Matson Money U.S. Equity VI Portfolio
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,001.40	$4.14
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18

	Matson Money International Equity VI Portfolio
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,123.80	$4.71
Hypothetical (5% return before expenses)	1,000.00	1,020.77	4.48

10

MATSON MONEY VI PORTFOLIOS
Fund Expense Examples (Concluded)
August 31, 2017
(Unaudited)

	Matson Money Fixed Income VI Portfolio
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,010.10	$3.80
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82

*
Expenses are equal to an annualized six-month expense ratio of 0.82%, 0.88% and 0.75% for Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
0.01%-0.09%	0.01%-0.05%	0.01%-0.05%

Each Portfolio’s ending account values on the first line in each table are based on the actual six-month total return for each Portfolio of 0.14% for Matson Money U.S. Equity VI Portfolio, 12.38% for the Matson Money International Equity VI Portfolio and 1.01% for the Matson Money Fixed Income VI Portfolio.

11

MATSON MONEY VI PORTFOLIOS
MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 98.7%
U.S. Large Cap Value Portfolio III (b)	200,577	$5,225,031
U.S. Large Company Portfolio (b)	140,763	2,713,901
U.S. Micro Cap Portfolio (a)	145,551	3,027,457
U.S. Small Cap Portfolio (a)	89,531	3,026,148
U.S. Small Cap Value Portfolio (a)	55,978	2,011,300
VA U.S. Large Value Portfolio (a)	31,436	801,924
VA U.S. Targeted Value Portfolio (a)	159,988	3,030,181
TOTAL DOMESTIC EQUITY FUNDS
(Cost $18,237,481)		19,835,942

SHORT-TERM INVESTMENTS — 1.5%
STIT-Government & Agency Portfolio, 0.93%	302,649	302,649
TOTAL SHORT-TERM INVESTMENTS
(Cost $302,649)		302,649
TOTAL INVESTMENTS — 100.2%
(Cost $18,540,130)		20,138,591
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(45,577)
NET ASSETS — 100.0%		$20,093,014

Portfolio Holdings Summary Table
	% of Net Assets	Value
Domestic Equity Funds	98.7%	$19,835,942
Short-Term Investments	1.5%	302,649
Liabilities In Excess Of Other Assets	(0.2)%	(45,577)
NET ASSETS	100.0%	$20,093,014

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
12

MATSON MONEY VI PORTFOLIOS
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
INTERNATIONAL EQUITY FUNDS — 98.4%
DFA International Small Cap Value Portfolio (a)	184,433	$4,179,247
DFA International Value Portfolio III (b)	277,493	4,467,642
Emerging Markets Portfolio (a)	27,177	791,390
Emerging Markets Small Cap Portfolio (a)	31,775	735,590
Emerging Markets Value Portfolio (a)	24,394	739,126
Large Cap International Portfolio (a)	25,770	584,982
VA International Small Portfolio (a)	184,814	2,541,193
VA International Value Portfolio (a)	56,937	732,207
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $12,970,278)		14,771,377

SHORT-TERM INVESTMENTS — 1.9%
STIT-Government & Agency Portfolio, 0.93%	287,492	287,492
TOTAL SHORT-TERM INVESTMENTS
(Cost $287,492)		287,492
TOTAL INVESTMENTS — 100.3%
(Cost $13,257,770)		15,058,869
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(39,963)
NET ASSETS — 100.0%		$15,018,906

Portfolio Holdings Summary Table
	% of Net Assets	Value
International Equity Funds	98.4%	$14,771,377
Short-Term Investments	1.9%	287,492
Liabilities In Excess Of Other Assets	(0.3)%	(39,963)
NET ASSETS	100.0%	$15,018,906

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
13

MATSON MONEY VI PORTFOLIOS
MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
FIXED INCOME FUNDS — 98.5%
DFA Five-Year Global Fixed Income Portfolio (a)	235,694	$2,606,777
DFA Inflation Protected Securities Portfolio (a)	109,752	1,307,150
DFA Intermediate Government Fixed Income Portfolio (a)	123,824	1,567,607
DFA One-Year Fixed Income Portfolio (a)	289,814	2,985,083
DFA Short-Term Government Portfolio (a)	97,016	1,036,135
DFA Two-Year Global Fixed Income Portfolio (a)	390,492	3,901,014
iShares 1-3 Year Credit Bond ETF	59,193	6,249,005
iShares Intermediate Credit Bond ETF	14,078	1,557,730
VA Global Bond Portfolio (a)	359,173	3,907,798
VA Short-Term Fixed Portfolio (a)	50,409	517,195
TOTAL FIXED INCOME FUNDS
(Cost $25,593,953)		25,635,494

SHORT-TERM INVESTMENTS — 1.6%
STIT-Government & Agency Portfolio, 0.93%	421,889	421,889
TOTAL SHORT-TERM INVESTMENTS
(Cost $421,889)		421,889
TOTAL INVESTMENTS — 100.1%
(Cost $26,015,842)		26,057,383
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(40,622)
NET ASSETS — 100.0%		$26,016,761

Portfolio Holdings Summary Table
	% of Net Assets	Value
Fixed Income Funds	98.5%	$25,635,494
Short-Term Investments	1.6%	421,889
Liabilities In Excess Of Other Assets	(0.1)%	(40,622)
NET ASSETS	100.0%	$26,016,761

(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
14

MATSON MONEY VI PORTFOLIOS
Statements of Assets and Liabilities
August 31, 2017

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
ASSETS
Investments in non-affiliated funds, at value *	$19,835,942	$14,771,377	$25,635,494
Short-term investments, at value *	302,649	287,492	421,889
Receivables
Dividends receivable	297	193	3,740
Prepaid expenses and other assets	43	32	48
Total assets	20,138,931	15,059,094	26,061,171
LIABILITIES
Payables
Advisory fees	8,443	6,312	10,882
Transfer agent fees	4,039	—	168
Capital shares redeemed	365	294	296
Administration and accounting fees	22	289	114
Other accrued expenses and liabilities	33,048	33,293	32,950
Total liabilities	45,917	40,188	44,410
Net assets	$20,093,014	$15,018,906	$26,016,761

NET ASSETS CONSIST OF:
Par value	$689	$565	$1,036
Paid-in capital	17,791,185	13,353,741	25,895,953
Undistributed/accumulated net investment income/(loss)	(5,639)	32,429	60,613
Accumulated net realized gain/(loss) from investments	708,318	(168,928)	17,618
Net unrealized appreciation/(depreciation) on investments	1,598,461	1,801,099	41,541
Net assets	$20,093,014	$15,018,906	$26,016,761
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	689,192	564,677	1,035,530
Net asset value, offering and redemption price per share	$29.15	$26.60	$25.12
*Identified Cost:
Investments in non-affiliated funds, at cost	$18,237,481	$12,970,278	$25,593,953
Short-term investments, at cost	302,649	287,492	421,889

The accompanying notes are an integral part of the financial statements.
15

MATSON MONEY VI PORTFOLIOS
Statements of Operations
For the Year Ended August 31, 2017

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
INVESTMENT INCOME
Dividends from non-affiliated funds	$248,322	$289,518	$351,031
Total investment income	248,322	289,518	351,031

EXPENSES
Advisory fees (Note 2)	95,411	68,925	119,321
Audit fees	30,443	32,283	29,316
Custodian fees (Note 2)	7,815	6,613	8,370
Administration and accounting fees (Note 2)	7,477	6,376	8,551
Printing and shareholder reporting fees	5,824	3,733	8,215
Directors and officers fees	3,503	1,459	2,916
Legal fees	803	745	1,764
Transfer agent fees (Note 2)	425	336	1,788
Other expenses	3,286	1,120	2,617
Total expenses	154,987	121,590	182,858
Net investment income/(loss)	93,335	167,928	168,173

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	245,292	(160,710)	(4,838)
Capital gain distributions from non-affiliated fund investments	544,073	145,812	35,892
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	1,460,177	2,625,450	(115,652)
Net realized and unrealized gain/(loss) on investments	2,249,542	2,610,552	(84,598)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,342,877	$2,778,480	$83,575

The accompanying notes are an integral part of the financial statements.
16

MATSON MONEY U.S. EQUITY VI PORTFOLIO
Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$93,335	$113,218
Net realized gain/(loss) from investments	789,365	624,602
Net change in unrealized appreciation/(depreciation) on investments	1,460,177	737,034
Net increase/(decrease) in net assets resulting from operations	2,342,877	1,474,854

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(135,895)	(86,042)
Net realized capital gains	(659,715)	(484,664)
Net decrease in net assets from dividends and distributions to shareholders	(795,610)	(570,706)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,474,773	3,821,426
Reinvestment of distributions	795,610	570,706
Shares redeemed	(4,215,874)	(1,403,047)
Net increase/(decrease) in net assets from capital shares	1,054,509	2,989,085
Total increase/(decrease) in net assets	2,601,776	3,893,233

NET ASSETS:
Beginning of period	17,491,238	13,598,005
End of period	$20,093,014	$17,491,238
Undistributed/accumulated net investment income/(loss), end of period	$(5,639)	$21,012

SHARES TRANSACTIONS:
Shares sold	154,697	154,292
Dividends and distributions reinvested	27,789	22,957
Shares redeemed	(146,000)	(54,701)
Net increase/(decrease) in shares outstanding	36,486	122,548

The accompanying notes are an integral part of the financial statements.
17

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$167,928	$221,669
Net realized gain/(loss) from investments	(14,898)	88,934
Net change in unrealized appreciation/(depreciation) on investments	2,625,450	109,395
Net increase/(decrease) in net assets resulting from operations	2,778,480	419,998

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(247,347)	(116,572)
Net realized capital gains	(166,208)	(114,309)
Net decrease in net assets from dividends and distributions to shareholders	(413,555)	(230,881)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,990,019	3,132,772
Reinvestment of distributions	413,555	230,881
Shares redeemed	(3,317,091)	(626,448)
Net increase/(decrease) in net assets from capital shares	86,483	2,737,205
Total increase/(decrease) in net assets	2,451,408	2,926,322

NET ASSETS:
Beginning of period	12,567,498	9,641,176
End of period	$15,018,906	$12,567,498
Undistributed/accumulated net investment income/(loss), end of period	$32,429	$95,927

SHARES TRANSACTIONS:
Shares sold	122,875	146,738
Dividends and distributions reinvested	18,446	10,645
Shares redeemed	(134,269)	(28,686)
Net increase/(decrease) in shares outstanding	7,052	128,697

The accompanying notes are an integral part of the financial statements.
18

MATSON MONEY FIXED INCOME VI PORTFOLIO
Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$168,173	$40,521
Net realized gain/(loss) from investments	31,054	113,595
Net change in unrealized appreciation/(depreciation) on investments	(115,652)	172,554
Net increase/(decrease) in net assets resulting from operations	83,575	326,670

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(107,491)	—
Net realized capital gains	(106,213)	(25,180)
Net decrease in net assets from dividends and distributions to shareholders	(213,704)	(25,180)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,706,632	5,735,947
Reinvestment of distributions	213,703	25,180
Shares redeemed	(2,700,382)	(2,234,023)
Net increase/(decrease) in net assets from capital shares	4,219,953	3,527,104
Total increase/(decrease) in net assets	4,089,824	3,828,594

NET ASSETS:
Beginning of period	21,926,937	18,098,343
End of period	$26,016,761	$21,926,937
Undistributed/accumulated net investment income/(loss), end of period	$60,613	$(4,563)

SHARES TRANSACTIONS:
Shares sold	268,602	228,717
Dividends and distributions reinvested	8,634	1,015
Shares redeemed	(108,026)	(89,259)
Net increase/(decrease) in shares outstanding	169,210	140,473

The accompanying notes are an integral part of the financial statements.
19

MATSON MONEY VI PORTFOLIOS
MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$26.80	$25.65	$26.79	$25.00
Net investment income/(loss)(2)	0.14	0.19	0.03	(0.06)
Net realized and unrealized gain/(loss) on investments	3.44	1.96	(1.07)	1.85
Net increase/(decrease) in net assets resulting from operations	3.58	2.15	(1.04)	1.79
Dividends and distributions to shareholders from:
Net investment income	(0.21)	(0.15)	(0.10)	—
Net realized capital gains	(1.02)	(0.85)	—	—
Total dividends and distributions to shareholders	(1.23)	(1.00)	(0.10)	—
Net asset value, end of period	$29.15	$26.80	$25.65	$26.79
Total investment return(3)	13.42%	8.68%	(3.92)%	7.16	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$20,093	$17,491	$13,598	$7,816
Ratio of expenses to average net assets with waivers, if any(5)	0.81%	0.93%	1.13%	1.13	%(6)
Ratio of expenses to average net assets without waivers, if any(5)	0.81%	0.93%	1.44%	4.07	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.49%	0.74%	0.12%	(0.47	)%(6)
Portfolio turnover rate	21.00%	7.38%	13.65%	1.32	%(4)

(1)	Commencement of operations.
(2)	The selected per share data is calculated using the average shares outstanding method for the period.
(3)
Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.
20

MATSON MONEY VI PORTFOLIOS
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$22.54	$22.48	$25.82	$25.00
Net investment income/(loss)(2)	0.29	0.44	0.22	0.07
Net realized and unrealized gain/(loss) on investments	4.51	0.10	(3.26)	0.75
Net increase/(decrease) in net assets resulting from operations	4.80	0.54	(3.04)	0.82
Dividends and distributions to shareholders from:
Net investment income	(0.44)	(0.24)	(0.30)	—
Net realized capital gains	(0.30)	(0.24)	— (3)	—
Total dividends and distributions to shareholders	(0.74)	(0.48)	(0.30)	—
Net asset value, end of period	$26.60	$22.54	$22.48	$25.82
Total investment return(4)	21.90%	2.47%	(11.77)%	3.28	%(5)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$15,019	$12,567	$9,641	$5,408
Ratio of expenses to average net assets with waivers, if any(6)	0.88%	1.02%	1.35%	1.35	%(7)
Ratio of expenses to average net assets without waivers, if any(6)	0.88%	1.02%	1.67%	5.07	%(7)
Ratio of net investment income to average net assets with waivers(6)	1.22%	2.03%	0.91%	0.49	%(7)
Portfolio turnover rate	21.23%	4.52%	14.90%	2.47	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated using the average shares outstanding method for the period.
(3)	Amount less than $(0.005) per share.
(4)
Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(7)	Annualized.

The accompanying notes are an integral part of the financial statements.
21

MATSON MONEY VI PORTFOLIOS
MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.31	$24.93	$25.08	$25.00
Net investment income/(loss)(2)	0.18	0.05	0.03	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.13)	0.36	(0.04)	0.13
Net increase/(decrease) in net assets resulting from operations	0.05	0.41	(0.01)	0.08
Dividends and distributions to shareholders from:
Net investment income	(0.12)	—	(0.14)	—
Net realized capital gains	(0.12)	(0.03)	—	—
Total dividends and distributions to shareholders	(0.24)	(0.03)	(0.14)	—
Net asset value, end of period	$25.12	$25.31	$24.93	$25.08
Total investment return(3)	0.19%	1.66%	(0.06)%	0.32	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$26,017	$21,927	$18,098	$9,927
Ratio of expenses to average net assets with waivers, if any(5)	0.77%	0.85%	1.00%	1.00	%(6)
Ratio of expenses to average net assets without waivers, if any(5)	0.77%	0.85%	1.37%	3.40	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.70%	0.21%	0.10%	(0.40	)%(6)
Portfolio turnover rate	10.82%	40.27%	10.90%	0.55	%(4)

(1)	Commencement of operations.
(2)	The selected per share data is calculated using the average shares outstanding method for the period.
(3)
Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.
22

MATSON MONEY VI PORTFOLIOS
Notes to Financial Statements
August 31, 2017

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The end of the reporting period for the Portfolios is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Domestic Equity Funds	$19,835,942	$19,835,942	$—	$—
Short-Term Investments	302,649	302,649	—	—
Total Investments*	$20,138,591	$20,138,591	$—	$—

*	Please refer to the Portfolio of Investments for further details.

23

MATSON MONEY VI PORTFOLIOS
Notes to Financial Statements (Continued)
August 31, 2017

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Funds	$14,771,377	$14,771,377	$—	$—
Short-Term Investments	287,492	287,492	—	—
Total Investments*	$15,058,869	$15,058,869	$—	$—

*	Please refer to the Portfolio of Investments for further details.

MATSON MONEY FIXED INCOME VI PORTFOLIO

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fixed Income Funds	$25,635,494	$25,635,494	$—	$—
Short-Term Investments	421,889	421,889	—	—
Total Investments*	$26,057,383	$26,057,383	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Portfolios to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of

24

MATSON MONEY VI PORTFOLIOS
Notes to Financial Statements (Continued)
August 31, 2017

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolios estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Portfolio’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Portfolio’s investment adviser. For its advisory services, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Portfolio’s average daily net assets, 0.49% of each Portfolio’s average daily net assets over $1 billion to $5 billion and 0.47% of each Portfolio’s average daily net assets over $5 billion, computed daily and payable monthly. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Portfolio operating expenses (excluding certain items disclosed below) to 1.13%, 1.35% and 1.00% of the average daily net assets of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account:

25

MATSON MONEY VI PORTFOLIOS
Notes to Financial Statements (Continued)
August 31, 2017

acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2017 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2017.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Portfolios through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Portfolios. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Portfolios’ transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Portfolios through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Portfolios or the Company. During the current fiscal period, the aggregate remuneration paid to the Directors as well as amounts paid in officer fees by the Portfolios were as follows:

	Directors	Officers	Total
Matson Money U.S. Equity VI Portfolio	$1,885	$1,618	$3,503
Maston Money International Equity VI Portfolio	272	1,187	1,459
Matson Money Fixed Income VI Portfolio	1,031	1,885	2,916

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	Purchases	Sales
Matson Money U.S. Equity VI Portfolio	$4,848,579	$3,942,142
Matson Money International Equity VI Portfolio	2,891,187	2,981,229
Matson Money Fixed Income VI Portfolio	6,859,505	2,529,798

26

MATSON MONEY VI PORTFOLIOS
Notes to Financial Statements (Continued)
August 31, 2017

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of August 31, 2017, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity VI Portfolio	$18,608,969	$1,648,864	$(119,237)	$1,529,627
Matson Money International Equity VI Portfolio	13,532,401	1,838,858	(312,390)	1,526,468
Matson Money Fixed Income VI Portfolio	26,032,617	98,218	(73,452)	24,766

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Matson Money U.S. Equity VI Portfolio	$15,909	$(15,909)	$—
Matson Money International Equity VI Portfolio	15,921	(15,921)	—
Matson Money Fixed Income VI Portfolio	4,494	(4,494)	—

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Matson Money U.S. Equity VI Portfolio	$—	$777,151	$1,529,627	$(5,639)
Matson Money International Equity VI Portfolio	32,429	105,703	1,526,468	—
Matson Money Fixed Income VI Portfolio	60,613	34,393	24,766	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

27

MATSON MONEY VI PORTFOLIOS
Notes to Financial Statements (Concluded)
August 31, 2017

The tax characters of distributions paid during the fiscal years ended August 31, 2017 and 2016 were as follows:

		Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	2017	$135,895	$659,715	$795,610
	2016	86,042	484,664	570,706
Matson Money International Equity VI Portfolio	2017	$247,347	$166,208	$413,555
	2016	116,572	114,309	230,881
Matson Money Fixed Income VI Portfolio	2017	$107,491	$106,213	$213,704
	2016	—	25,180	25,180

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Portfolios may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, or (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

For the fiscal year ended August 31, 2017, the Portfolios deferred to September 1, 2017, the following qualified late-year losses:

	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Matson Money U.S. Equity VI Portfolio	$(5,639)	$—	$—

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2017, the Portfolios did not have any capital loss carryforwards.

6.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

28

MATSON MONEY VI PORTFOLIOS
Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio (the “Funds”), separately managed portfolios of The RBB Fund, Inc., as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 26, 2017

29

MATSON MONEY VI PORTFOLIOS
Shareholder Tax Information
(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2017 were as follows:

	Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	$135,895	$659,715	$795,610
Matson Money International Equity VI Portfolio	247,347	166,208	413,555
Matson Money Fixed Income VI Portfolio	107,491	106,213	213,704

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Matson Money U.S. Equity VI Portfolio and 100% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Matson Money U.S. Equity VI Portfolio and 22.3% for Matson Money International Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 70.38% for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $9,599 and earned $288,535 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

30

MATSON MONEY VI PORTFOLIOS
Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Matson Money, Inc. and the Company (the “Investment Advisory Agreements”) on behalf of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2017. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

31

MATSON MONEY VI PORTFOLIOS
Other Information (Concluded)
(Unaudited)

The Directors considered that the Matson Money International Equity VI Portfolio had outperformed its benchmark for the year-to-date, one-, three- and since-inception periods. The Directors also noted that the Matson Money International Equity VI Portfolio ranked in the 1st quintile in its performance universe for the one-year, two-year and since inception periods ended December 31, 2016.

The Directors noted the Matson Money Fixed Income VI Portfolio had outperformed its benchmark for the year-to-date period. The Directors also noted that the Matson Money Fixed Income VI Portfolio ranked in the 5th quintile in its Performance Universe for the one-year period ended December 31, 2016, the 2nd quintile in its Performance Universe for the two-year ended December 31, 2016, and the 3rd quintile in its performance universe for the since inception period ended December 31, 2016.

The Directors noted the Matson Money U.S. Equity VI Portfolio had outperformed its benchmark for the since-inception period ended March 31, 2017. The Directors also noted that the Matson Money U.S. Equity VI Portfolio ranked in the 1st quintile in its performance universe for the one-year and two-year periods ended December 31, 2016, and the 5th quintile in its performance universe for the since inception period ended December 31, 2016.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisor fee of each of the Matson Money International Equity VI Portfolio and Matson Money U.S. Equity VI Portfolio ranked in the 1st quintile of each Fund’s respective Lipper Expense Group. The Matson Money U.S. Equity VI Portfolio’s contractual advisor fee ranked in the 3rd quintile of its Lipper Expense Group. In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that total annual Fund operating expenses exceed 1.13%, 1.35% and 1.00% for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2018.

32

MATSON MONEY VI PORTFOLIOS
Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios)_(registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

33

MATSON MONEY VI PORTFOLIOS
Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A

34

MATSON MONEY VI PORTFOLIOS
Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

35

MATSON MONEY VI PORTFOLIOS
Privacy Notice
(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

36

MATSON MONEY VI PORTFOLIOS
Privacy Notice (Concluded)
(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Matson Money VI Portfolios collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

37

Investment Adviser
Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

MMFI-AR17

ORINDA FUNDS

Annual Report

August 31, 2017

Orinda Income Opportunities Fund

Class A Shares – OIOAX

Class D Shares – OIODX

Class I Shares – OIOIX

Table of Contents

Commentary	1
Performance Data	5
Sector Allocation of Portfolio Assets	8
Schedule of Investments	9
Schedule of Securities Sold Short	14
Schedule of Options Written	15
Financial Statements	16
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	21
Financial Highlights	23
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Expense Example	39
Notice to Shareholders	40
Management	41
Privacy Notice	Inside Back Cover

ORINDA INCOME OPPORTUNITIES FUND COMMENTARY

Highlights

Dear Shareholder,

The Orinda Income Opportunities Fund (the “Fund”) delivered, in our view, very respectable returns outperforming the broader bond market during a year that saw the 10-year Treasury yield rise from 1.58% at August 31, 2016 to 2.12% at fiscal year end. Our preferred and fixed income securities generated gross returns of 7.02% and contributed 6.06% to gross performance. Our common stock securities generated gross returns of 4.88% and contributed 0.73% to gross performance. Our short and hedging positions were detractors from performance contributing -1.43% to gross performance.

Our average net exposure during the fiscal year was 98% which is on the higher end of the long-term range for the Fund. The Fund started the year with a much higher than average net exposure of 112% following a drop in interest rates after the BREXIT vote in late June and the creation of a new GICS sector for Real Estate effective in September of 2016. Beginning in October 2016 we reduced our net exposure to about 85% heading into the U.S. presidential election primarily by dramatically lowering our net exposure to real estate investment trust (“REIT”) common stock following several months of strong performance. At year-end net exposure was back at 98% in line with the average for the year.

Shown below is the Fund’s performance for the fiscal year ended August 31, 2017, as well as the performance for the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

ORINDA INCOME OPPORTUNITIES FUND
Annualized Returns as of 8/31/17	1 year	3 years	Since Inception (6/28/13)	Since Inception (9/27/13)
PERFORMANCE AT NAV without sales charge
A share	4.25%	3.08%	4.39%	N/A
I share	4.59%	3.39%	4.71%	N/A
D share (commenced 9/27/13)	3.55%	2.42%	N/A	3.97%

Barclays Capital U.S. Aggregate Bond Index	0.49%	2.64%	3.15%	3.20%
PERFORMANCE AT MOP includes maximum sales charge
A share	-0.94%	1.33%	3.11%	N/A

[1]
The Orinda Income Opportunities Fund, a series of Advisor Series Trust (the “Predecessor Fund”) reorganized into the Fund following the close of business on April 28, 2017. The Predecessor Fund’s Class I and Class A shares commenced operations on June 28, 2013.

[2]	The Predecessor Fund’s Class D shares commenced operations on September 27, 2013.

Total Annual Fund Operating Expenses (what an investor would pay as of 2/28/17):
A share 2.30%; I share 2.02%; D share 2.99%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV does not reflect the deduction of the sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

Until December 31, 2018, Orinda Asset Management, LLC (the “Adviser”) has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes). There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2018. For more detailed review of fund expenses, please refer to the prospectus by visiting www.orindafunds.com.

1

YIELD as of 6/30/2017

Dividend yield is calculated by dividing the regular distribution paid for the quarter (annualized at a quarterly rate) by the NAV at 6/30/17. The 30-Day SEC yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Market Outlook

About two years ago we began speaking about developed country sovereign yields as an “anchor” on U.S. rates, as the courses of monetary policy in the United States, Europe, the U.K., and Japan began to diverge. In June, the Fed has hiked the funds rate for the third time in five meetings, and spoke of its desire to trim its balance sheet before the end of 2017, and yet markets shifted toward the view that global central banks’ policies were on a path toward convergence.

In Europe, recent data points have mostly been constructive, and markets reacted favorably to the election of Emmanuel Macron as French president and to his pro-European party’s victories in the Assemblée Nationale. The Euro rose from 1.06 to 1.14 against the dollar and Euro-area GDP outpaced America’s for the first time in years, rising at a 2% annualized clip—impressive considering the U.S.’s 0.7% number for the first quarter. The most remarkable swing, though small in absolute terms, is likely that of German 10-year bund yields, negative as recently as last summer are now positive again and at 0.36% on August 31, 2017. The German long bond is perhaps the best indicator of global appetite for U.S. Treasury debt, and with positive inflation, positive output, and positive rates now on offer in Europe, U.S. monetary liftoff doesn’t appear so isolated.

Normally, these developments would be welcome, and one doesn’t turn the global monetary ship about in a hurry. But recent comments by central bankers, even of the very benign variety, have been taken by markets as signals that the familiar comfort of exceptional liquidity is about to be siphoned away. A mere acknowledgment of uncontroversial reality was enough, in multiple cases, to trigger stampedes out of bonds and the dollar. President of the European Central Bank Mario Draghi mentioned in a speech that “deflationary forces have been replaced by reflationary ones”—a trend widely seen in the data—and rates spiked as markets took this phrase as a sign that he was contemplating an end to the ECB’s €60bn-a-month bond buying scheme. Keen to avoid a repeat of the 2013 taper tantrum, Draghi’s deputies immediately rushed to insist he had been misinterpreted. Fed Board chair Janet Yellen similarly offered the simple comment that equity valuations were “somewhat rich if you use some traditional metrics like price earnings ratios.” This sent the U.S. stock market into a momentary tailspin. That such modest statements of widely accepted facts can shatter markets’ calm suggests to us that valuations are indeed rich and volatility is too low. Markets that have ridden the liquidity wave of the last several years may be perched on a knife-edge, and any apparent change in the underlying trend is enough to provoke a large correction.

We are not in the business of macroeconomic forecasting, nor are we expecting an imminent rate shock. It seems to us, however, that movements in sentiment—from disinflation and “lower for longer” in May, to bear steepening in June—are coming at a rather higher frequency these last quarters and packing more punch. Additionally, the Fed is preparing to slowly reduce its balance sheet introducing another level of uncertainty in the financial markets. While volatility has remained low, it’s important to remember that volatility clusters and that large spikes occur around turning points.

2

For this reason, we prefer to err on the side of caution both with respect to rates and to equity market exposure. In our view, commercial real estate is largely, healthy. Credit quality is neutral and improving in many quarters, and financial conditions are stronger than at any time since the crisis. Inflation may be awakening from a period of dormancy and animal spirits may be kindling, but the forces that led us to write about an “anchor” on interest rates one year ago have not completely receded from the picture. There remains an overhang of leverage at the government and corporate levels, inauspicious rich-world demographics, and a backdrop of weak productivity performance. Until we see a material change in these factors, we look for rates and risk assets to grind higher. Given the quantity and likely magnitude of the many unknowns we face as the new administration’s policy agenda comes into view coupled with recently elevated geopolitical risks, prudence continues to guide our investment decisions. We remain focused on investments we believe have less exposure to a rise in interest rates than traditional fixed income instruments.

We believe the Fund is well positioned for the coming year by concentrating on higher yielding REIT preferred shares and maintaining some exposure to REIT common stock with an emphasis on small and mid-cap companies. We believe both of these areas should be able to accommodate a modest rise in the 10-year Treasury yield to 3% over the next 12-18 months without experiencing a significant hit to prices—especially when compared to traditional fixed income investments.

The Fund has a flexible strategy, which allows us to use a variety of risk management tools such as hedging, selective leverage, and writing covered calls as we endeavor to navigate a changing rate environment and look for the potential to enhance portfolio yield. The Fund’s broad investment charter allows it to invest in many securities and industries should we find compelling return opportunities.

Paul Gray
Portfolio Manager

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the set asset value of the Fund, and money borrowed will be subject to interest costs. Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. To the extent that a master limited partnership’s (“MLP’s”) interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The risk exists that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940. Some of the risks involved in investing in REITs include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Price to earnings ratio - A valuation ratio of a company’s curent share price compared to its per share earnings.

3

INDICES / DEFINITIONS

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration U.S. investment grade debt securities. One cannot invest directly in an index.

The federal funds rate is the interest rate at which depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight, on an uncollateralized basis. Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

4

PERFORMANCE DATA August 31, 2017 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class A and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

Total Return Periods ended August 31, 2017:	Six Months	One Year	Three Years	Since Inception (6/28/13)
Orinda Income Opportunities Fund – Class A (No Load)	2.49%	4.25%	3.08%	4.39%
Orinda Income Opportunities Fund – Class A (Load)	(2.63)%	(0.94)%	1.33%	3.11%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.74%	0.49%	2.64%	3.15%
Expense Cap: 1.70%[1]

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directily in an index.

[1]
Until December 31, 2018, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2018. Without the fee waiver arrangement, the Fund’s expense ratios for the Class I, Class A and Class D shares are 2.02%, 2.30%, and 2.99%, respectively.

5

PERFORMANCE DATA (CONTINUED) August 31, 2017 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class D and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

Total Return Periods ended August 31, 2017:	Six Months	One Year	Three Years	Since Inception (9/27/13)
Orinda Income Opportunities Fund – Class D (No Load)	2.13%	3.55%	2.42%	3.97%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.74%	0.49%	2.64%	3.20%
Expense Cap: 2.40%[1]

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 27, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities.It is not possible to invest directily in an index.

[1]
Until December 31, 2018, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2018. Without the fee waiver arrangement, the Fund’s expense ratios for the Class I, Class A and Class D shares are 2.02%, 2.30%, and 2.99%, respectively.

6

PERFORMANCE DATA (CONTINUED) August 31, 2017 (Unaudited)

Comparison of the change in value of a $100,000 investment in the
Orinda Income Opportunities Fund – Class I and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

Total Return Periods ended August 31, 2017:	Six Months	One Year	Three Years	Since Inception (6/28/13)
Orinda Income Opportunities Fund – Class I (No Load)	2.62%	4.59%	3.39%	4.71%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.74%	0.49%	2.64%	3.15%
Expense Cap: 1.40%[1]

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directily in an index.

[1]
Until December 31, 2018, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2018. Without the fee waiver arrangement, the Fund’s expense ratios for the Class I, Class A and Class D shares are 2.02%, 2.30%, and 2.99%, respectively.

7

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2017 (Unaudited)

Percentages represent market value as a percentage of net assets.

8

SCHEDULE OF INVESTMENTS at August 31, 2017

COMMON STOCKS - 1.9%	Shares	Value
Industrials - 0.7%
Macquarie Infrastructure Corp. (d)	30,000	$2,234,400
Real Estate - 0.7%
Landmark Infrastructure Partners LP	117,800	1,949,590
Summit Industrial Income REIT (c)	50,000	295,896
		2,245,486
Utilities - 0.5%
Pattern Energy Group, Inc. (d)	65,415	1,643,225
TOTAL COMMON STOCKS (Cost $5,696,436)		6,123,111

REITS - 59.9%
Financials - 11.1%
AGNC Investment Corp. 7.00% (3 Month LIBOR USD + 5.11%)(a)(b)	102,000	2,557,140
Annaly Capital Management, Inc., 6.95% (3 Month LIBOR USD + 4.99%)(a)(b)	171,000	4,314,330
Apollo Commercial Real Estate Finance, Inc. (d)	140,837	2,547,741
Arbor Realty Trust, Inc. (d)	530,457	4,349,748
ARMOUR Residential REIT, Inc., 7.88%	51,208	1,285,321
Chimera Investment Corp., 8.00% (3 Month LIBOR USD + 5.79%)(b)(d)	232,100	5,997,464
Chimera Investment Corp., 8.00% (d)	74,276	1,914,835
Great Ajax Corp., 7.25%	32,800	846,650
Invesco Mortgage Capital, Inc., 7.50% (3 Month LIBOR USD + 5.29%)(a)(b)	60,000	1,506,600
Ladder Capital Corp.	47,818	656,063
PennyMac Mortgage Investment Trust, 8.00% (3 Month LIBOR USD + 5.99%)(b)(d)	145,000	3,619,200
PennyMac Mortgage Investment Trust, 8.13% (3 Month LIBOR USD + 5.83%)(b)(d)	88,379	2,219,197
Resource Capital Corp.	3,212	33,244
Starwood Property Trust, Inc. (d)	45,000	999,450
Two Harbors Investment Corp., 7.63% (3 Month LIBOR USD + 5.35%)(a)(b)	50,800	1,298,448
Two Harbors Investment Corp., 8.13% (3 Month LIBOR USD + 5.66%)(b)	84,000	2,263,800
		36,409,231
Real Estate - 48.8%
Armada Hoffler Properties, Inc.	31,762	424,658
Ashford Hospitality Trust, Inc., 7.50%	180,000	4,483,800
Ashford Hospitality Trust, Inc., 7.38% (d)	178,856	4,494,651
Ashford Hospitality Trust, Inc. - Series D Cumulative Preferred, 8.45% (d)	386,192	9,921,273
Bluerock Residential Growth REIT, Inc., 7.13%	77,899	1,975,752
Bluerock Residential Growth REIT, Inc., 7.63% (d)(e)	161,553	4,164,158
Bluerock Residential Growth REIT, Inc. - Class A (d)	382,118	3,870,855
CBL & Associates Properties, Inc.	135,300	1,082,400
CBL & Associates Properties, Inc. - Series D Cumulative Preferred, 7.38% (d)	315,897	7,730,000
City Office REIT, Inc., 6.63%	85,717	2,264,643
City Office REIT, Inc. (d)	450,840	5,766,244
Colony NorthStar, Inc., 7.50%	77,695	2,019,682
Colony NorthStar, Inc., 8.75% (d)	433,587	11,728,528
Colony NorthStar, Inc., 7.13% (d)	381,909	9,750,137
Colony NorthStar, Inc., 7.15% (d)	250,000	6,400,000
Colony NorthStar, Inc., 8.25%	106,644	2,699,160

The accompanying notes are an integral part of these financial statements.

9

SCHEDULE OF INVESTMENTS (Continued) at August 31, 2017

REITS - 59.9% (Continued)	Shares	Value
Real Estate - 48.8% (Continued)
Colony NorthStar, Inc. (d)	196,666	$2,578,291
Colony NorthStar, Inc., 8.50% (d)	80,150	2,062,260
Colony NorthStar, Inc., 8.88% (d)	199,645	5,059,004
DDR Corp.	232,305	2,248,712
Farmland Partners, Inc., 6.00%	40,300	1,086,085
Global Net Lease, Inc. (d)	135,381	2,932,352
Independence Realty Trust, Inc. (d)	570,000	5,865,300
iStar, Inc. - Series D Cumulative Preferred, 8.00% (d)(e)	185,136	4,635,805
iStar, Inc. - Series E Cumulative Preferred, 7.88% (d)	227,616	5,724,542
iStar, Inc. - Series F Cumulative Preferred, 7.80% (d)	146,020	3,643,199
iStar, Inc. - Series I Cumulative Preferred, 7.50%	195,485	4,877,351
New York REIT, Inc. (d)	349,440	2,879,386
RAIT Financial Trust, 7.13%	60,364	1,296,015
RAIT Financial Trust - Series A Cumulative Preferred, 7.75%	81,026	1,098,713
RAIT Financial Trust - Series B Cumulative Preferred, 8.38%	28,900	421,940
RAIT Financial Trust - Series C Cumulative Preferred, 8.88%	12,669	201,057
RAIT Financial Trust - Unsecured, 7.63% (d)	132,228	2,463,408
Sabra Health Care REIT, Inc.	74,377	1,625,137
Select Income REIT (d)	177,500	4,119,775
Simon Property Group, Inc. (d)	25,000	3,921,250
Spirit Realty Capital, Inc.	197,324	1,716,719
Sutherland Asset Management Corp., 7.00%	70,000	1,780,100
UMH Properties, Inc., 6.75%	139,000	3,614,000
Uniti Group, Inc. (d)	210,000	4,044,600
VEREIT, Inc. (d)	500,000	4,220,000
Wheeler Real Estate Investment Trust, Inc.	238,730	2,501,890
Whitestone REIT (d)	281,867	3,534,612
WPT Industrial Real Estate Investment Trust (c)	100,000	1,295,000
		160,222,444
TOTAL REITS (Cost $187,237,860)		196,631,675

CONVERTIBLE PREFERRED STOCKS - 9.3%
Real Estate - 9.3%
Ashford Hospitality Prime, Inc., 5.50% (d)	78,000	1,591,200
CorEnergy Infrastructure Trust, Inc., 7.38%	214,650	5,430,645
FelCor Lodging Trust, Inc. - Series A Convertible Preferred, 7.80% (d)	461,511	12,922,308
Wheeler Real Estate Investment Trust, Inc., 8.75% (e)	284,264	6,302,133
Wheeler Real Estate Investment Trust, Inc., 9.00% (e)	202,000	4,332,900
		30,579,186
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $29,924,319)		30,579,186

The accompanying notes are an integral part of these financial statements.

10

SCHEDULE OF INVESTMENTS (Continued) at August 31, 2017

PREFERRED STOCKS - 34.2%	Shares	Value
Consumer Discretionary - 1.0%
M/I Homes, Inc. - Series A Non-Cumulative Preferred, 9.75% (d)	78,073	$2,006,476
TravelCenters of America LLC - Senior Unsecured, 8.00% (d)	43,077	923,571
TravelCenters of America LLC - Senior Unsecured, 8.00%	2,900	63,684
TravelCenters of America LLC - Senior Unsecured, 8.25%	15,400	365,750
		3,359,481
Energy - 4.0%
Callon Petroleum Co., 10.00%	19,016	1,005,376
GasLog Partners LP, 8.63% (3 Month LIBOR USD + 6.31%) (b)(c)	45,000	1,192,050
NGL Energy Partners LP, 9.00% (3 Month LIBOR USD + 7.21%)(a)(b)	75,000	1,821,000
NuStar Energy LP, 7.63% (3 Month LIBOR USD + 5.64%)(b)	25,000	630,500
NuStar Energy LP, 8.50% (3 Month LIBOR USD + 6.77%)(b)	60,000	1,575,000
Scorpio Tankers, Inc., 7.50% (c)	206,600	5,226,980
Tsakos Energy Navigation Ltd., 9.25% (3 Month LIBOR USD + 6.88%) (b)(c)	53,000	1,344,610
Tsakos Energy Navigation Ltd. - Series D Perpetual Preferred, 8.75% (c)	19,150	487,176
		13,282,692
Financials - 15.7%
AG Mortgage Investment Trust, Inc. - Series A Cumulative Preferred, 8.25%	15,600	394,992
AG Mortgage Investment Trust, Inc. - Series B Cumulative Preferred, 8.00%	40,819	1,024,965
AGNC Investment Corp., 7.75% (d)	123,583	3,185,970
Annaly Capital Management, Inc., 7.63% (d)	122,946	3,099,469
Annaly Capital Management, Inc. - Series C Cumulative Preferred, 7.63%	34,108	875,552
Annaly Capital Management, Inc. - Series D Cumulative Preferred, 7.50% (d)	28,045	712,624
Apollo Commercial Real Estate Finance, Inc., 8.00% (d)(e)	367,643	9,419,014
Apollo Global Management LLC, 6.38%	10,093	264,134
Arbor Realty Trust, Inc. - Senior Unsecured, 7.38%	60,000	1,515,000
Arbor Realty Trust, Inc. - Series A Cumulative Preferred, 8.25%	46,261	1,188,445
Arbor Realty Trust, Inc. - Series B Cumulative Preferred, 7.75%	20,323	515,087
Arbor Realty Trust, Inc. - Series C Cumulative Preferred, 8.50% (d)(e)	82,507	2,140,232
Banc Of California, Inc. - Series D Non-Cumulative Preferred, 7.38% (d)	41,719	1,085,528
Capstead Mortgage Corp. - Series E Cumulative Preferred, 7.50%	56,000	1,399,440
Compass Diversified Holdings, 7.25% (a)	45,000	1,128,600
CYS Investments, Inc. - Series B Cumulative Preferred, 7.50% (d)	91,317	2,282,925
Invesco Mortgage Capital, Inc. - Series A Cumulative Preferred, 7.75%	81,453	2,044,470
Invesco Mortgage Capital, Inc. - Series B Cumulative Preferred, 7.75% (3 Month LIBOR USD + 5.18%)(b)(d)	165,097	4,162,095
Kemper Corp. - Subordinated, 7.38%	11,635	306,931
Kennedy-Wilson Holdings, Inc. - Senior Unsecured, 7.75%(d)	45,573	1,153,908
KKR & Co., LP, 6.50%	28,849	770,268
KKR Financial Holdings LLC - Series A Cumulative Preferred, 7.38% (d)	82,412	2,117,988
MFA Financial, Inc. - Series B Cumulative Preferred, 7.50% (d)	62,681	1,585,829
National General Holdings Corp. - Subordinated, 7.63% (d)	62,500	1,582,500
Resource Capital Corp. - Series B Cumulative Preferred, 8.25%	111,621	2,757,039
Resource Capital Corp. - Series C Cumulative Preferred, 8.63% (3 Month LIBOR USD + 5.93%)(b)(d)	183,578	4,699,597
		51,412,602
Industrials - 0.5%
Seaspan Corp., 7.88% (c)	75,700	1,757,754

The accompanying notes are an integral part of these financial statements.

11

SCHEDULE OF INVESTMENTS (Continued) at August 31, 2017

PREFERRED STOCKS - 34.2% (Continued)	Shares	Value
Real Estate - 12.5%
American Homes 4 Rent, 6.50%	24,403	$658,881
Ashford Hospitality Trust, Inc., 7.38% (d)	239,578	5,989,450
Bluerock Residential Growth REIT, Inc. - Series A Redeemable Preferred, 8.25% (d)(e)	201,020	5,325,020
Cedar Realty Trust, Inc. - Series B Cumulative Preferred, 7.25% (d)	22,303	561,144
CoreSite Realty Corp., 7.25%	9,200	235,474
Hersha Hospitality Trust, 6.50% (d)	203,855	5,241,112
Investors Real Estate Trust - Series B Cumulative Preferred, 7.95%	76,668	1,951,967
iStar, Inc. - Series G Cumulative Preferred, 7.65% (e)	60,046	1,495,145
Landmark Infrastructure Partners LP, 7.90%	76,800	1,923,840
LaSalle Hotel Properties, 6.30%	38,591	979,054
Pennsylvania Real Estate Investment Trust - Series A Cumulative Preferred, 8.25% (d)	155,944	3,917,313
Retail Properties of America, Inc. - Series A Cumulative Preferred, 7.00%	36,282	927,005
STAG Industrial, Inc., 6.88%	51,376	1,388,693
Summit Hotel Properties, Inc., 6.45%	45,670	1,165,955
Summit Hotel Properties, Inc., 7.13%	4,969	126,213
Sunstone Hotel Investors, Inc., 6.45%	35,400	920,754
UMH Properties, Inc., 8.00%	37,650	1,040,646
VEREIT, Inc. - Series F Cumulative Preferred, 6.70% (d)	199,871	5,162,668
Washington Prime Group, Inc., 7.50% (d)	72,970	1,853,438
		40,863,772
Telecommunication Services - 0.5%
Qwest Corp., 6.75% (d)	60,000	1,541,400
United States Cellular Corp., 7.25%	2,898	78,217
		1,619,617
TOTAL PREFERRED STOCKS (Cost $106,673,096)		112,295,918

MORTGAGE BACKED SECURITIES - 0.3%	Principal Amount
CSAIL 2015-C3 Commercial Mortgage Trust
Series 2015-C3, 3.359%, 08/17/2048	$1,000,000	790,140
TOTAL MORTGAGE BACKED SECURITIES (Cost $768,779)		790,140

CONVERTIBLE BONDS - 1.6%
Financials - 1.6%
Resource Capital Corp.
8.000%, 01/15/2020 (d)	5,000,000	5,215,625
TOTAL CONVERTIBLE BONDS (Cost $5,144,068)		5,215,625

The accompanying notes are an integral part of these financial statements.

12

SCHEDULE OF INVESTMENTS (Continued) at August 31, 2017

CORPORATE BONDS - 1.4%	Principal Amount	Value
Energy - 1.1%
Sanchez Energy Corp.
7.750%, 06/15/2021	$1,000,000	$870,000
Whiting Petroleum Corp.
5.750%, 03/15/2021	3,000,000	2,827,500
		3,697,500
Financials - 0.3%
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC
7.125%, 12/15/2024	1,000,000	932,850
TOTAL CORPORATE BONDS (Cost $4,739,058)		4,630,350

CLOSED-END MUTUAL FUNDS - 1.2%	Shares
Alpine Global Premier Properties Fund	396,554	2,597,429
Nuveen Preferred Income Opportunities Fund	140,000	1,463,000
TOTAL CLOSED-END MUTUAL FUNDS (Cost $3,615,362)		4,060,429

SHORT-TERM INVESTMENTS 6.1%
MONEY MARKET FUNDS - 6.1%
STIT-Treasury Obligations Portfolio, 0.50% (f)	20,023,106	20,023,106
TOTAL SHORT-TERM INVESTMENTS (Cost $20,023,106)		20,023,106
TOTAL INVESTMENTS (Cost $363,822,084) - 115.9%		380,349,540
Liabilities in Excess of Other Assets - (15.9)%		(52,165,455)
TOTAL NET ASSETS - 100.0%		$328,184,085

Percentages are stated as a percent of net assets.

(a)	Non-income producing.

(b)	Variable Rate Security. The rate shown represents the rate at August 31, 2017.

(c)	U.S. traded security of a foreign issuer or corporation.

(d)	All or a portion of the security has been segregated for open short positions.

(e)	Illiquid security; a security may be considered illiquid if it lacks a readily available market. As of August 31, 2017, the value of these securities was $37,814,407 or 12% of total net assets.

(f)	7- day yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

13

SCHEDULE OF SECURITIES SOLD SHORT at August 31, 2017

COMMON STOCKS - 1.3%	Shares	Value
Consumer Discretionary - 0.7%
Ralph Lauren Corp.	25,714	$2,260,003
TravelCenters Of America LLC	74,211	248,607
		2,508,610
Energy - 0.1%
NGL Energy Partners LP	30,000	268,500
Financials - 0.2%	40,000	686,800
National General Holdings Corp.
Industrials - 0.2%
Seaspan Corp. (a)	95,000	678,300
Telecommunication Services - 0.1%
Windstream Holdings, Inc.	110,000	227,700
TOTAL COMMON STOCKS (Proceeds $4,322,874)		4,369,910

EXCHANGE TRADED FUNDS - 9.3%
iShares Mortgage Real Estate Capped ETF	102,800	4,840,852
Vanguard REIT ETF	306,300	25,741,452
TOTAL EXCHANGE TRADED FUNDS (Proceeds $30,570,454)		30,582,304

PREFERRED STOCKS - 0.4%
Real Estate - 0.4%
SL Green Realty Corp. - Series I Cumulative Preferred	45,000	1,154,250
TOTAL PREFERRED STOCKS (Proceeds $1,178,298)		1,154,250

REITS - 0.2%
Real Estate - 0.2%
MedEquities Realty Trust, Inc.	49,500	567,765
RAIT Financial Trust	2,968	2,455
		570,220
TOTAL REITS (Proceeds $631,260)		570,220

Total Securities Sold Short (Proceeds $36,702,886) - 11.2%		$36,676,684

(a)	U.S. traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

14

Schedule of Options Written at August 31, 2017

CALL OPTIONS	Counterparty	Contracts	Notional Cost	Value
Simon Property Group, Inc.
Expiration: September 2017, Exercise Price: $165.00	N/A	180	$(2,823,300)	$6,120
				6,120
Total Options Written (Premiums received $23,582)				$6,120

The accompanying notes are an integral part of these financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2017

ASSETS
Investments in securities, at value (cost of $343,798,978)	$360,326,434
Short-term investments, at value (cost of $20,023,106)	20,023,106
Receivables for:
Investments sold	2,003,362
Deposit at brokers	41,604,572
Capital shares sold	757,336
Dividends and interest	1,538,943
Return of capital	31,875
Prepaid expenses and other assets	48,500
Total Assets	426,334,128

LIABILITIES
Securities sold short, at fair value (proceeds $36,702,886)	36,676,684
Options written, at value (premium $23,582)	6,120
Payables for:
Investments purchased	4,647,623
Capital shares redeemed	646,295
Investment advisory fees	277,983
Custodian fees	8,575
Distribution and service fees	291,071
Administration and accounting fees	7,787
Transfer agent fees	3,051
Loans Payable	55,547,259
Other accrued expenses and liabilities	37,595
Total Liabilities	98,150,043
Net Assets	328,184,085

NET ASSETS CONSIST OF:
Par Value	$140,396
Paid-in Capital	333,025,456
Undistributed/accumulated net investment income (loss)	(28,234)
Accumulated net realized gain (loss) from investments	(21,524,653)
Net unrealized appreciation (depreciation) on:
Investments	16,527,456
Securities sold short	26,202
Written Options	17,462
Net Assets	$328,184,085

The accompanying notes are an integral part of these financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES (Continued) at August 31, 2017

Class A
Net Assets	$112,549,286
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	4,823,771
Net asset value, offering and redemption price per share	$23.33
Maximum offering price per share (net asset value divided by 95.00%)	$24.56

Class D
Net Assets	$22,274,211
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	960,736
Net asset value, offering and redemption price per share	$23.18

Class I
Net Assets applicable to Class A Shares	$193,360,588
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	8,255,047
Net asset value and redemption price per share	$23.42

The accompanying notes are an integral part of these financial statements.

17

STATEMENTS OF OPERATIONS

	Six Months Ended August 31, 2017[1]	Year Ended February 28, 2017
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $6,459)	$11,107,914	$16,995,587
Interest Income	283,294	449,088
Total Investment Income	11,391,208	17,444,675

EXPENSES:
Advisory fees (Note 5)	1,593,790	2,612,651
Interest Expense	633,640	648,887
Dividend expense on securities sold-short	171,228	856,147
Distribution fees - Class A	134,521	219,575
Distribution fees - Class D	115,370	230,281
Administration and accounting fees (Note 5)	109,870	281,029
Service fees - Class I	90,399	131,143
Service fees - Class A	79,369	121,457
Service fees - Class D	8,113	17,397
Prime broker interest expense	62,271	264,401
Printing and shareholder reporting fees	43,359	52,926
Transfer agent fees (Note 5)	39,854	118,003
Registration and filing fees	26,408	55,685
Audit fees	24,266	24,301
Custodian fees (Note 5)	17,263	28,242
Legal fees	11,220	4,600
Compliance expense	—	9,431
Directors and officers fees	—	11,266
Other expenses	7,305	38,317
Total Expenses	3,168,246	5,725,739
Net Investment Income (Loss)	$8,222,962	$11,718,936

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	$1,019,892	$3,416,065
Foreign currency	(2,058)	—
Securities sold short	(1,113,507)	(2,052,465)
Written options	118,156	319,286
Net change in unrealized appreciation (depreciation) on:
Investments	(1,214,933)	28,623,023
Securities sold short	921,362	(338,518)
Written options	17,462	—
Net realized and unrealized gain (loss) on investments	(253,626)	29,967,391
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,969,336	$41,686,327

[1]	The Fund changed its fiscal year end to August 31.

The accompanying notes are an integral part of these financial statements.

18

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2017[1]	Year Ended February 28, 2017	Year Ended February 29, 2016
OPERATIONS:
Net investment income (loss)	$8,222,962	$11,718,936	$9,430,901
Net realized gain (loss) on investments	22,483	1,682,886	(13,821,422)
Net change in unrealized appreciation (depreciation) on investments	(276,109)	28,284,505	(19,426,471)
Net increase (decrease) in net assets resulting from operations	7,969,336	41,686,327	(23,816,992)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A	(2,691,376)	(3,854,794)	(3,022,094)
Class D	(570,380)	(896,541)	(814,777)
Class I	(4,918,367)	(7,030,088)	(5,814,916)
Return of Capital
Class A	(979,164)	(2,243,473)	(1,709,743)
Class D	(216,399)	(601,099)	(537,808)
Class I	(1,724,314)	(3,874,004)	(3,100,661)
Net decrease in net assets from dividends and distributions to shareholders	(11,100,000)	(18,499,999)	(14,999,999)

CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from shares sold	28,088,135	66,186,938	47,143,762
Reinvestment of distributions	3,469,660	5,759,197	4,363,320
Shares redeemed	(19,230,071)	(45,028,436)	(47,255,347)
Total from Class A Shares	12,327,724	26,917,699	4,251,735

Class D
Proceeds from shares sold	1,194,705	3,202,125	4,847,777
Reinvestment of distributions	632,721	1,214,008	1,095,415
Shares redeemed	(3,215,608)	(4,095,955)	(3,934,038)
Total from Class D Shares	(1,388,182)	320,178	2,009,154

Class I
Proceeds from shares sold	25,888,542	73,403,073	48,630,325
Reinvestment of distributions	5,748,698	9,427,050	7,933,387
Shares redeemed	(16,854,591)	(36,841,939)	(64,014,870)
Total from Class I Shares	14,782,649	45,988,184	(7,451,158)
Net increase (decrease) in net assets from capital shares	25,722,191	73,226,061	(1,190,269)
Total increase (decrease) in net assets	22,591,527	96,412,389	(40,007,260)

NET ASSETS:
Beginning of period	305,592,558	209,180,169	249,187,429
End of period	$328,184,085	305,592,558	$209,180,169
Undistributed/accumulated net investment income (loss), end of period	$(28,234)	—	$—

[1]	The Fund changed its fiscal year end to August 31.

The accompanying notes are an integral part of these financial statements.

19

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended August 31, 2017[1]	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARES TRANSACTIONS:
Class A
Shares sold	1,203,199	2,870,331	2,020,152
Dividends and distributions reinvested	149,547	252,826	185,637
Shares redeemed	(823,696)	(1,943,378)	(2,054,826)
Net increase (decrease)	529,050	1,179,779	150,963

Class D
Shares sold	51,429	137,483	206,968
Dividends and distributions reinvested	27,400	53,651	46,662
Shares redeemed	(138,260)	(178,258)	(173,549)
Net increase (decrease)	(59,431)	12,876	80,081

Class I
Shares sold	1,103,910	3,146,019	2,112,152
Dividends and distributions reinvested	246,931	412,892	335,138
Shares redeemed	(720,196)	(1,617,828)	(2,735,458)
Net increase (decrease)	(630,645)	1,941,083	(288,168)

Net increase (decrease) in shares outstanding	1,100,264	3,133,738	(57,124)

[1]	The Fund changed its fiscal year end to August 31.

The accompanying notes are an integral part of these financial statements.

20

STATEMENTS OF CASH FLOWS

	Six Months Ended August 31, 2017	Year Ended February 28, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$7,969,336	$41,686,327
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(176,970,133)	(460,896,484)
Purchases to cover securities sold short	(396,366,088)	(712,621,042)
Written options closed or exercises	145,057	(126,541)
Proceeds from sales of long-term investments	166,998,533	345,693,593
Proceeds from securities sold short	401,469,096	715,718,570
Premiums received on written options	—	445,827
Purchases of short-term investments, net	(12,152,954)	(4,529,586)
Return of capital distributions received from underlying investments	296,072	1,865,810
Amortization and accretion of premium and discount	(17,909)	(111,764)
Net realized gain (loss) on investments	(1,020,744)	3,070,328
Net realized gain (loss) on short transactions	1,113,507	2,052,465
Net realized gain (loss) on written options	(118,156)	(319,286)
Net realized gain (loss) on foreign currency translation	2,058	—
Change in unrealized appreciation on investments	1,214,933	(28,623,187)
Change in unrealized depreciation on short transactions	(921,362)	338,518
Change in unrealized depreciation on written options	(17,462)	164
Increases (decreases) in operating assets:
Increases (decreases) in dividends and interest receivable	(143,410)	(422,605)
Increases (decreases) in deposits at broker for short sales	(3,988,577)	(9,923,208)
Increases (decreases) in receivable for investment securities sold	(491,417)	1,013,887
Increases (decreases) in receivable for NAV loss payment	3	(3)
Increase in prepaid expenses and other assets	(42,583)	3,720
Increases (decreases) in operating liabilities:
Increases (decreases) in payable for investment securities purchased	(7,885,590)	2,819,372
Increases (decreases) in dividends payable on short positions	—	(1,500)
Increases (decreases) in payable to Adviser	46,346	82,924
Increases (decreases) in payable for distribution and service fees	141,969	72,798
Increases (decreases) in other accrued expenses	(101,521)	60,071
Net cash used in operating activities	(20,840,996)	(102,650,832)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	55,515,634	160,716,798
Payment on shares redeemed	(39,024,147)	(85,937,492)
Cash distributions paid to shareholders	(1,248,921)	(2,099,744)
Increase in loan payable	5,316,131	30,241,508
Net cash provided by financing activities	20,558,697	102,921,070
Net change in cash	(282,299)	270,238

CASH:
Beginning balance	282,299	12,061
Ending balance	$—	$282,299

The accompanying notes are an integral part of these financial statements.

21

STATEMENTS OF CASH FLOWS (Continued)

	Six Months Ended August 31, 2017	Year Ended February 28, 2017
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$695,913	$913,288
Non-cash financing activities - distributions reinvested	9,851,079	16,400,255
Non-cash financing activities - decrease in receivable for Fund shares sold	344,252	—
Non-cash financing activities - increase in payable for Fund shares redeemed	276,123	—

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period
Class A
	Six Months Ended August 31, 2017 [2,3]	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	June 28, 2013 through February 28, 2014 [4]
Net Asset Value – Beginning of Period	$23.58	$21.31	$25.25	$25.57	$25.00
Income from Investment Operations:
Net investment income (loss)[1]	0.59	1.03	0.93	0.97	0.65
Net realized and unrealized gain (loss) on investments	(0.02)	2.88	(3.37)	0.22	0.39
Total from investment operations	0.57	3.91	(2.44)	1.19	1.04
Less Distributions:
Dividends from net investment income	(0.60)	(1.04)	(0.96)	(1.32)	(0.43)
Distributions from net realized gains	—	—	—	(0.01)	(0.04)
Return of Capital	(0.22)	(0.60)	(0.54)	(0.18)	—
Total distributions	(0.82)	(1.64)	(1.50)	(1.51)	(0.47)
Net Asset Value – End of Period	$23.33	$23.58	$21.31	$25.25	$25.57
Total Return	2.49%[5]	18.90%	(10.09)%	4.79%	4.22%[5]

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$112,549	$101,270	$66,375	$74,834	$14,421
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.12%[6]	2.29%	2.15%	1.96%	2.55%[6]
After Recoupments/Reimbursements	2.12%[6]	2.29%	2.15%	2.00%	1.92%[6]
Ratio of interest expense and dividends on short positions to average net assets	0.55%[6]	0.66%	0.48%	0.28%	0.02%[6]
Ratio of net investment income (loss) to average net assets:
Before Recoupments/Reimbursements	5.03%[6]	4.34%	3.97%	4.53%	5.45%[6]
After Recoupments/Reimbursements	5.03%[6]	4.34%	3.97%	4.49%	6.08%[6]
Portfolio turnover rate	46%[5]	121%	127%	185%	119%[5]

[1]	Calculated based on average shares outstanding during the period.

[2]
Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

[3]	The Fund changed its fiscal year end to August 31.

[4]	Commencement of operations for Class A shares was June 28, 2013.

[5]	Not Annualized

[6]	Annualized

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period
Class D
	Six Months Ended August 31, 2017 [2,3]	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	September 27, 2013 through February 28, 2014 [4]
Net Asset Value – Beginning of Period	$23.49	$21.25	$25.17	$25.51	$25.01
Income from Investment Operations:
Net investment income (loss)[1]	0.51	0.87	0.82	0.92	0.53
Net realized and unrealized gain (loss) on investments	(0.02)	2.88	(3.37)	0.07	0.44
Total from investment operations	0.49	3.75	(2.55)	0.99	0.97
Less Distributions:
Dividends from net investment income	(0.58)	(0.90)	(0.83)	(1.14)	(0.43)
Distributions from net realized gains	—	—	—	(0.01)	(0.04)
Return of Capital	(0.22)	(0.61)	(0.54)	(0.18)	—
Total distributions	(0.80)	(1.51)	(1.37)	(1.33)	(0.47)
Net Asset Value – End of Period	$23.18	$23.49	$21.25	$25.17	$25.51
Total Return	2.13%[5]	18.10%	(10.56)%	3.97%	3.95%[5]

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$22,274	$23,963	$21,405	$23,336	$12,450
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.79%[6]	2.98%	2.81%	2.70%	2.77%[6]
After Recoupments/Reimbursements	2.79%[6]	2.98%	2.67%	2.76%	2.67%[6]
Ratio of interest expense and dividends on short positions to average net assets	0.55%[6]	0.67%	0.49%	0.27%	0.02%[6]
Ratio of net investment income (loss) to average net assets:
Before Recoupments/Reimbursements	4.36%[6]	3.76%	3.32%	3.75%	7.62%[6]
After Recoupments/Reimbursements	4.36%[6]	3.76%	3.46%	3.69%	7.72%[6]
Portfolio turnover rate	46%[5]	121%	127%	185%	119%[5]

[1]	Calculated based on average shares outstanding during the period.

[2]
Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

[3]	The Fund changed its fiscal year end to August 31.

[4]	Commencement of operations for Class D shares was September 27, 2013.

[5]	Not Annualized

[6]	Annualized

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period
Class I
	Six Months Ended August 31, 2017 [2,3]	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	June 28, 2013 through February 28, 2014 [4]
Net Asset Value – Beginning of Period	$23.66	$21.36	$25.29	$25.60	$25.00
Income from Investment Operations:
Net investment income (loss)[1]	0.63	1.10	0.99	1.15	0.59
Net realized and unrealized gain (loss) on investments	(0.02)	2.90	(3.36)	0.12	0.50
Total from investment operations	0.61	4.00	(2.37)	1.27	1.09
Less Distributions:
Dividends from net investment income	(0.63)	(1.10)	(1.02)	(1.39)	(0.45)
Distributions from net realized gains	—	—	—	(0.01)	(0.04)
Return of Capital	(0.22)	(0.60)	(0.54)	(0.18)	—
Total distributions	(0.85)	(1.70)	(1.56)	(1.58)	(0.49)
Net Asset Value – End of Period	$23.42	$23.66	$21.36	$25.29	$25.60
Total Return	2.62%[5]	19.29%	(9.81)%	5.08%	4.44%[5]

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$193,361	$180,360	$121,400	$151,017	$72,370
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.82%[6]	2.01%	1.85%	1.64%	1.96%[6]
After Recoupments/Reimbursements	1.82%[6]	2.01%	1.84%	1.70%	1.62%[6]
Ratio of interest expense and dividends on short positions to average net assets	0.55%[6]	0.68%	0.49%	0.27%	0.02%[6]
Ratio of net investment income (loss) to average net assets:
Before Recoupments/Reimbursements	5.33%[6]	4.68%	4.21%	4.71%	6.75%[6]
After Recoupments/Reimbursements	5.33%[6]	4.68%	4.22%	4.65%	7.09%[6]
Portfolio turnover rate	46%[5]	121%	127%	185%	119%[5]

[1]	Calculated based on average shares outstanding during the period.

[2]
Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

[3]	The Fund changed its fiscal year end to August 31.

[4]	Commencement of operations for Class I shares was June 28, 2013.

[5]	Not Annualized

[6]	Annualized

The accompanying notes are an integral part of these financial statements.

25

NOTES TO FINANCIAL STATEMENTS August 31, 2017

NOTE 1 – ORGANIZATION

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Orinda Income Opportunities Fund (the “Fund”), which became a series of RBB as of the close of business on April 28, 2017. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class D Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. Class D Shares commenced investment operations on September 27, 2013.

Prior to April 28, 2017, the Fund was a non-diversified series (the “Predecessor Fund”) of Advisors Series Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on October 3, 1996, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund on April 28, 2017 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to April 28, 2017 included herein is that of the Predecessor Fund.

The fiscal year end of the Predecessor Fund was February 28. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in its return filed for the open tax year ended 2014-2016, or expected to be taken in the Fund’s 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

26

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Foreign Currency: Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

G.
Options Transactions: The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the

27

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

I.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

J.
Mutual Fund and ETF Trading Risk: The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs. ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

K.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended August 31, 2017, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Orinda Income Opportunities Fund	$(71,073)	$(69,320)	$140,393

L.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

M.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

N.
Other: In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 3 – SECURITIES VALUATION

The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 — quoted prices in active markets for identical securities;

● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

29

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value
Assets
Common Stocks
Industrials	$2,234,400	$—	$—	$2,234,400
Real Estate	2,245,486	—	—	2,245,486
Utilities	1,643,225	—	—	1,643,225
Total Common Stocks	6,123,111	—	—	6,123,111
REITs
Financials	36,409,231	—	—	36,409,231
Real Estate	152,297,108	7,925,336	—	160,222,444
Total REITs	188,706,339	7,925,336	—	196,631,675
Convertible Preferred Stocks
Real Estate	30,579,186	—	—	30,579,186
Total Convertible Preferred Stocks	30,579,186	—	—	30,579,186
Preferred Stocks
Consumer Discretionary	3,359,481	—	—	3,359,481
Energy	13,282,692	—	—	13,282,692
Financials	47,603,375	3,809,227	—	51,412,602
Industrials	1,757,754	—	—	1,757,754
Real Estate	39,239,605	1,624,167	—	40,863,772
Telecommunication Services	1,619,617	—	—	1,619,617
Total Preferred Stocks	106,862,524	5,433,394	—	112,295,918

30

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value
Mortgage Backed Securities	$—	$790,140	$—	$790,140
Convertible Bonds	—	5,215,625	—	5,215,625
Corporate Bonds	—	4,630,350	—	4,630,350
Closed-End Mutual Funds	4,060,429	—	—	4,060,429
Short-Term Investments	20,023,106			20,023,106
Total Investments in Securities	$356,354,695	$23,994,845	$—	$380,349,540
Total Assets	$356,354,695	$23,994,845	$—	$380,349,540
Liabilities
Securities Sold Short	$36,676,684	$—	$—	$36,676,684
Written Options	6,120	—	—	6,120
Total Liabilities	$36,682,804	$—	$—	$36,682,804

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities. Transfers between levels are recognized at the end of the reporting period. The Fund transferred $3,301,476 from level 2 to level 1 at August 31, 2017 because these securities were now being priced at the official market close. The Fund transferred $12,512,079 from level 1 to level 2 at August 31, 2017 because the securities were priced at the mean of the last bid and ask prices prior to the market close. There were no level 3 securities held in the Fund on August 31, 2017.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information

The average monthly market values of purchased and written options during the period ended August 31, for the Fund were $79,258 and $1,195, respectively.

31

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of August 31, 2017 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Options	N/A	$—	Options written, at value	$6,120
Total		$—		$6,120

The effect of Derivative Instruments on the Statement of Operations for the period ended August 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Futures	Total
Equity Contracts	$(832,847)	$118,156	$—	$(714,691)
Total	$(832,847)	$118,156	$—	$(714,691)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Futures	Total
Equity Contracts	$164	$17,462	$—	$17,626
Total	$164	$17,462	$—	$17,626

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended August 31, 2017, Orinda Asset Management, LLC (the “Adviser”) provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended August 31, 2017 and February 28, 2017, the Fund incurred $1,593,790, and $2,612,651, respectively in advisory fees. Advisory fees payable at August 31, 2017 were $277,983.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, brokerage comissions, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Orinda Income Opportunities Fund

Class A	1.70%
Class D	2.40%
Class I	1.40%

Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Directors (the “Board”) review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. As of August 31, 2017, the Adviser had no fees left to recoup. During the period ended August 31,

32

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

2017 and February 28, 2017, the Adviser reimbursed the Fund for shareholder servicing fees in the amount of $8,402 and $35,183, respectively that was a result of the Fund not fully utilizing the fees that had been earned in fiscal year 2017. This amount will not be subject to recoup in the future.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian. For the period ended August 31, 2017, the Fund and Predecessor Fund incurred the following expenses for administration, fund accounting, transfer agency, custody fees, and as it relates to the Predecessor Fund, chief compliance officer fees:

Orinda Income Opportunities Fund

Administration & fund accounting	$109,870
Custody	$17,263
Transfer agency	$39,854
Chief compliance officer	$1,543

At August 31, 2017, the Fund and Predecessor Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Orinda Income Opportunities Fund

Administration & fund accounting	$7,787
Custody	$8,575
Transfer agency	$3,051

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter and distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% for the Fund’s Class D shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended August 31, 2017 and February 28, 2017, the Fund and Predecessor Fund incurred distribution expenses of $134,521 and $219,575, respectively, on the Class A shares and $115,370 and $230,281, respectively, for the Class D shares pursuant to the Plan.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class D and Class I shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase

33

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended August 31, 2017, the Fund and Predecessor Fund incurred, shareholder servicing fees as follows:

	August 31, 2017	February 28, 2017
Class A	$79,369	$121,457
Class D	$8,113	$17,397
Class I	$90,399	$131,143

Note 8 – Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company.

NOTE 9 – SECURITIES TRANSACTIONS

For the period ended August 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities transactions for the Fund and the Predecessor Fund, were as follows:

	Purchases	Sales
Income Opportunities Fund	$211,327,826	$164,138,870

There were no purchases or sales of long-term U.S. Government securities.

NOTE 10 – LEVERAGE & LINE OF CREDIT

The Income Opportunities Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of its investment securities as the collateral for their line of credit. As of August 31, 2017, the value of the investment securities pledged as collateral was $182,669,060. The Fund had an outstanding average daily balance and a weighted average interest rate of $54.24 million and 2.30%, respectively. The maximum amount outstanding for the Fund during the year was $66,718,492.

34

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

NOTE 11 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Income Opportunities Fund
Cost of investments(a)	$330,792,223
Gross unrealized appreciation	24,206,158
Gross unrealized depreciation	(11,331,645)
Net unrealized appreciation	12,874,513
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(17,856,280)
Total accumulated earnings/(losses)	$(4,981,767)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales, PFIC, straddles and partnerships adjustments.

At August 31, 2017, the Fund had short-term tax basis capital losses with no expiration date of $17,856,280 to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the char cter of the original loss.

The tax character of distributions paid by the Fund and by the Predecessor Fund as applicable, during 2017 and 2016 were as follows:

	Six Months Ended August 31, 2017	Year Ended February 28, 2017	Year Ended February 29, 2016
Ordinary income	$8,180,121	$11,781,423	$9,651,787
Long-term capital gains	—	—	—
Return of capital	2,919,879	6,718,576	5,348,212

NOTE 12 – OTHER TAX INFORMATION (Unaudited)

For the fiscal period ended August 31, 2017, 69.10% of dividends paid from net investment income qualify for the dividends received deduction available to corporate shareholders of the Fund. For shareholders of the Fund, 72.62% of the dividend income distributed for the period ended August 31, 2017 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

NOTE 13 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provides additional information regarding these and other risks of investing in the Fund.

Market Risk: The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

35

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

Master Limited Partnership Risk: Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

Foreign and Emerging Market Securities Risk: Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk: Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk: Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Derivatives Risk: The Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Fund’s returns and/or increase volatility. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Fixed Income Securities Risk: Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Real Estate and REIT Concentration Risk: The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Preferred Stock Risk: Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

36

NOTES TO FINANCIAL STATEMENTS (Continued) August 31, 2017

Initial Public Offering Risk: The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Orinda Income Opportunities Fund, the “Fund”, a series of The RBB Fund Inc., (formerly a series of Advisor Series Trust), including the schedule of investments, as of August 31, 2017, and the related statements of operations and cash flows for the period ended August 31, 2017 and for the year ended February 28, 2017, the statements of changes in net assets for the period ended August 31, 2017 and for the two years in the period ended February 28, 2017 and the financial highlights for the period ended August 31, 2017, and for each of the three years in the period ended February 28, 2017 and for the period June 28, 2013 (commencement of operations) to February 28, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Orinda Income Opportunities Fund as of August 31, 2017, the results of its operations, cash flows, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2017

38

EXPENSE EXAMPLE August 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2017 to August 31, 2017.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period(1) 3/1/17 – 8/31/17
Actual
Class A	$1,0000.00	$ 1,024.90	$21.36
Class D	$1,0000.00	$ 994.00	$22.78
Class I	$1,0000.00	$ 1,026.20	$18.34

Hypothetical (5% return before expenses)
Class A	$1,0000.00	$ 1,028.90	$21.40
Class D	$1,0000.00	$ 1,014.55	$23.02
Class I	$1,0000.00	$ 1,031.90	$18.39

(1)
Expenses are equal to the Class A, Class D, and Class I fund shares’ annualized expense ratios of 2.11%, 2.73%, and 1.81%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

39

NOTICE TO SHAREHOLDERS August 31, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2017

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

40

MANAGEMENT

This chart provides information about the Directors and Officers who oversee the Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None

41

MANAGEMENT (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

42

MANAGEMENT (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

1
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

43

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE ORINDA INCOME OPPORTUNITIES Fund DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Orinda Income Opportunities Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Orinda Income Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (855)-467-4632 or go to www.orindafunds.com

44

PRIVACY NOTICE (Continued) (Unaudited)

What we do
How does the Orinda Income Opportunities Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Orinda Income Opportunities Fund collect my personal information?
We collect your personal information, for example, when you
● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes – information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include Orinda Investment Partners, LLC (“OIP”) and Orinda Asset
   Management, LLC (“OAM”).

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Orinda Income Opportunities Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Orinda Income Opportunities Fund does not jointly market.

45

Investment Adviser
Orinda Asset Management LLC
4 Orinda Way, Suite 150-A
Orinda, CA 94563

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

OR-AR17

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Schneider Small Cap Value Fund

of The RBB Fund, Inc.

Annual Report August 31, 2017

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Dear Fellow Shareholders:

This annual report covers the fiscal year ended August 31, 2017.

Performance Review:
The Schneider Small Cap Value Fund outperformed its benchmark returning 21.57% versus 13.47% for the Russell 2000 Value Index during the 12 months ended August 31, 2017. Since Inception as of September 2, 1998, the Fund has outperformed its benchmark returning 12.80% versus 9.62% for the Russell 2000 Value Index. Our outperformance for the fiscal year was primarily produced by good stock selection in banks, industrials and technology.

Many bank stock prices rose after the election on prospects for less regulation and higher short term rates, which uniquely benefit banks because overcapitalized balance sheets would enable many banks to buy back stock. Our underweight in low volatility bond surrogates (Utilities, Staples, Health Care) held back performance as this group outperformed due to long term interest rates falling. This cohort sells at a massive premium to non bond surrogate stocks despite lower earnings growth.

Outlook:
We are in the midst of two momentous turning points. After years of emergency monetary policy around the world, the Federal Reserve has belatedly begun the process of unwinding low short rates as wage inflation picks up. Nevertheless, with negative real short rates, we still will have accommodative policy for some time.

Secondly, all three branches of government have a unified view to unwind much of the increased regulatory regime that had occurred over the previous 8 years. The Congressional Budget Office estimates 560 major rules have been passed since 2009, adding over $100 billion in compliance costs per year by the Obama administration’s estimates. We believe small business has disproportionately felt the impact of Obamacare, Dodd Frank, and increased labor regulations, among others. The current ongoing regulatory unwind, largely being done at the agency level, has given a huge post election boost to small business confidence that had been at recessionary levels even at the time of the 2016 election, according to National Federation of Independent Business surveys. The November and December Expected Business Conditions reading exploded 57 percentage points to plus 50 percent, the strongest 2 month change in 30 years. This higher confidence has continued through the summer.

Driven by an improvement in small business activity, we are optimistic on the U.S. economy in 2018. Lower tax rates are reportedly the next focus of the Trump administration and the Republican Congress. In our view, this should greatly assist economic growth, particularly on the corporate side where the U.S. has the highest tax rates in the industrial world.

Less clear is the potential for negative policy developments on trade. While there is no overall consensus in Washington, more can be done unilaterally in trade by the Trump administration than other areas, aside from regulations. We are hopeful change will be evolutionary and benign.

We are overweight energy stocks versus the Russell 2000 Value Index weight as we believe this is an inexpensive sector. The current sub $50 per barrel oil price does not enable the U.S. Exploration and Production industry to earn positive full cycle returns, much less their cost of capital. Ultimately, these companies will have to manage their operation within their cash flow leading to lower U.S. drilling and completion activity. Barrels of oil reserves are much cheaper in the stock market than in the oilfield. The industry in the rest of the world, which accounts for 90 percent of global production, has recently learned how to properly allocate capital and therefore has stopped growing supply in aggregate. In our view, when U.S. production growth decelerates, global supply will grow less than demand, which should result in higher oil prices and move energy company stock prices higher.

Arnold C. Schneider III
Portfolio Manager
Schneider Capital Management

1

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolio Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Fund’s future performance.

Basis point is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Distributed by Quasar Distributors, LLC.

2

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Comparison of Change in Value of $20,000 Invested in
Schneider Small Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2017
	Average Annual
	1 Year	5 Years	10 Years	Since Inception*
Schneider Small Cap Value Fund	21.57%	9.99%	3.93%	12.80%
Russell 2000® Value Index	13.47%	12.51%	6.46%	9.62%**

*	The Fund commenced operations on September 2, 1998.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018, to the extent that total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 2.13% and 1.15%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than one year are subject to a 1.75% redemption fee.

Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

3

SCHNEIDER SMALL CAP VALUE FUND

Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. Thexample is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table is meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$ 940.50	$5.62
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85

*
Expenses are equal to the Fund’s annualized six-month expense ratio of 1.15%, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund as of August 31, 2017 of -5.95%.

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SCHNEIDER SMALL CAP VALUE FUND

Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Oil & Gas	23.3%	$ 9,699,175
Insurance	9.5	3,976,537
Banks	8.5	3,546,721
Telecommunications	8.1	3,366,046
Oil & Gas Services	6.8	2,837,289
Commercial Services	5.0	2,087,601
Auto Parts & Equipment	4.7	1,968,480
Savings & Loans	4.5	1,874,022
Real Estate Investment Trusts	4.3	1,799,211
Transportation	4.2	1,743,442
Real Estate	2.2	927,349
Pharmaceuticals	2.2	900,348
Home Builders	1.8	733,582
Semiconductors	1.7	710,678
Retail	1.5	639,826
Machinery-Diversified	1.3	542,005
Healthcare-Products	0.9	386,640
Chemicals	0.8	347,354
Building Materials	0.4	162,800
Coal	0.4	159,526
Machinery-Construction & Mining	0.2	77,023
Internet	0.2	73,198
Healthcare-Services	0.0	2,891
Warrants	0.1	41,530
Securities Lending Collateral	30.3	12,613,771
Short-Term Investments	6.9	2,866,212
Liabilities In Excess Of Other Assets	(29.8)	(12,412,394)
NET ASSETS	100.0%	$ 41,670,863

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
COMMON STOCKS — 92.5%
Auto Parts & Equipment — 4.7%
Adient PLC(a)	25,583	$1,808,207
Commercial Vehicle Group, Inc.*	26,982	160,273
		1,968,480
Banks — 8.5%
Dundee Corp., Class A*	3,633	8,247
HomeStreet, Inc.*(a)	20,650	521,413
KeyCorp	76,766	1,321,146
MidSouth Bancorp, Inc.(a)	22,851	270,784
OFG Bancorp(a)	98,821	859,743
Regions Financial Corp.	40,070	565,388
		3,546,721
Building Materials — 0.4%
Builders FirstSource, Inc.*(a)	10,000	162,800
Chemicals — 0.8%
AdvanSix, Inc.*	5,055	161,406
Venator Materials PLC*	9,160	185,948
		347,354
Coal — 0.4%
CONSOL Energy, Inc.*	10,964	159,526
Commercial Services — 5.0%
Herc Holdings, Inc.*(a)	47,277	1,996,035
Hudson Global, Inc.*	62,290	91,566
		2,087,601
Healthcare-Products — 0.9%
Invacare Corp.(a)	28,640	386,640
Healthcare-Services — 0.0%
Five Star Senior Living, Inc.*	1,779	2,891
Home Builders — 1.8%
Taylor Morrison Home Corp.*	36,280	733,582
Insurance — 9.5%
American Equity Investment Life Holding Co.(a)	67,822	1,882,739
Assured Guaranty Ltd.	25,227	1,073,156
Enstar Group Ltd.*	4,734	982,542
Genworth Financial, Inc.*	11,108	38,100
		3,976,537
Internet — 0.2%
ModusLink Global Solutions, Inc.*	45,749	73,198
Machinery-Construction & Mining — 0.2%
Terex Corp.(a)	1,998	77,023
Machinery-Diversified — 1.3%
Intevac, Inc.*	59,561	542,005
Oil & Gas — 23.3%
Chesapeake Energy Corp.*(a)	349,288	1,271,408
Goodrich Petroleum Corp.*	255	2,193
Halcon Resources Corp.*(a)	156,964	971,608
Marathon Oil Corp.(a)	62,000	689,440
Oasis Petroleum, Inc.*	1,525	11,133
QEP Resources, Inc.*	363,148	2,741,767
SandRidge Energy, Inc.*(a)	40,347	694,775
SilverBow Resources, Inc.*	4,635	100,301
Whiting Petroleum Corp.*	719,586	3,216,550
		9,699,175
Oil & Gas Services — 6.8%
NOW, Inc.*(a)	64,787	755,416
Weatherford International PLC*(a)	356,794	1,366,521
Willbros Group, Inc.*	325,160	715,352
		2,837,289
Pharmaceuticals — 2.2%
Insys Therapeutics, Inc.*(a)	46,653	426,408
Mallinckrodt PLC*(a)	11,537	473,940
		900,348
Real Estate — 2.2%
Alexander & Baldwin, Inc.(a)	11,617	504,178
Forestar Group, Inc.*	24,603	423,171
		927,349
Real Estate Investment Trusts — 4.3%
Boardwalk Real Estate Investment Trust	45,991	1,471,252
Forest City Realty Trust, Inc.	13,473	322,813
NorthStar Realty Europe Corp.	414	5,146
		1,799,211
Retail — 1.5%
Tuesday Morning Corp.*(a)	284,367	639,826
Savings & Loans — 4.5%
Flagstar Bancorp, Inc.*	57,100	1,874,022
Semiconductors — 1.7%
Veeco Instruments, Inc.*(a)	37,602	710,678
Telecommunications — 8.1%
Aviat Networks, Inc.*	164,662	2,548,963
UTStarcom Holdings Corp.*	383,607	817,083
		3,366,046

The accompanying notes are an integral part of the financial statements.

6

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (Concluded)
August 31, 2017

	Number of Shares	Value
Transportation — 4.2%
Scorpio Tankers, Inc.(a)	55,029	$223,968
Aegean Marine Petroleum Network, Inc.(a)	184,918	933,836
Ardmore Shipping Corp.*(a)	72,301	585,638
		1,743,442
TOTAL COMMON STOCKS (Cost $40,205,966)		38,561,744

WARRANTS — 0.1%
Oil & Gas Services — 0.1%
C&J Energy Services, Inc. *(a)	4,153	41,530
TOTAL WARRANTS (Cost $—)		41,530

SECURITIES LENDING COLLATERAL — 30.3%
Mount Vernon Liquid Assets Portfolio, LLC, 1.31%	12,613,771	12,613,771
TOTAL SECURITIES LENDING COLLATERAL (Cost $12,613,771)		12,613,771

SHORT-TERM INVESTMENTS — 6.9%
STIT-Treasury Obligations Portfolio, 0.86%	2,866,212	2,866,212
TOTAL SHORT-TERM INVESTMENTS (Cost $2,866,212)		2,866,212

TOTAL INVESTMENTS — 129.8% (Cost $55,685,949)		54,083,257
LIABILITIES IN EXCESS OF OTHER ASSETS — (29.8)%		(12,412,394)
NET ASSETS — 100.0%		$41,670,863

*	Non-income producing security.
(a)	All or a portion of the security is on loan. At August 31, 2017, the market value of securities on loan was $12,222,171.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

7

SCHNEIDER SMALL CAP VALUE FUND

Statement of Assets and Liabilities
August 31, 2017

ASSETS
Investments, at value^ (cost $52,819,737)	$51,217,045
Short-term investments, at value (cost $2,866,212)	2,866,212
Receivables for:
Investments sold	328,038
Dividends	27,317
Capital shares sold	5,287
Prepaid expenses	19,882
Total assets	54,463,781

LIABILITIES
Payables for:
Securities lending collateral	12,613,771
Investments purchased	117,486
Advisory fees	15,668
Administration and accounting fees	5,499
Other accrued expenses and liabilities	40,494
Total liabilities	12,792,918
Net assets	$41,670,863

NET ASSETS CONSIST OF:
Par value	$2,584
Paid-in capital	36,488,626
Undistributed/(accumulated) net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments	6,782,345
Net unrealized appreciation/(depreciation) on investments	(1,602,692)
Net assets	$41,670,863

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,584,483
Net asset value, offering and redemption price per share	16.12
^Includes market value of securities on loan	$12,222,171

The accompanying notes are an integral part of the financial statements.

8

SCHNEIDER SMALL CAP VALUE FUND

Statement of Operations
For the Year Ended August 31, 2017

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,968)	$250,204
Securities lending income	95,363
Total investment income	345,567

EXPENSES
Advisory fees (Note 2)	443,273
Administration and accounting fees (Note 2)	54,207
Transfer agent fees (Note 2)	49,387
Audit fees	38,377
Directors and officers fees	37,576
Registration and filing fees	23,948
Legal fees	17,579
Printing and shareholder reporting fees	16,607
Custodian fees (Note 2)	5,374
Other expenses	11,212
Total expenses before waivers and reimbursements	697,540
Less: waivers and reimbursements	(187,776)
Net expenses after waivers and reimbursements	509,764
Net investment income/(loss)	(164,197)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	11,057,111
Net change in unrealized appreciation/(depreciation) on investments	(2,927,020)
Net realized and unrealized gain/(loss) on investments	8,130,091
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,965,894

The accompanying notes are an integral part of the financial statements.

9

SCHNEIDER SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(164,197)	$59,833
Net realized gain/(loss) from investments	11,057,111	(366,594)
Net change in unrealized appreciation/(depreciation) on investments	(2,927,020)	5,410,981
Net increase/(decrease) in net assets resulting from operations	7,965,894	5,104,220

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(64,790)
Net realized capital gains	—	(66,774)
Net decrease in net assets from dividends and distributions to shareholders	—	(131,564)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,471,850	8,645,264
Reinvestment of distributions	—	106,161
Redemption fees*	86,813	2,304
Shares redeemed	(9,728,036)	(7,239,161)
Net increase/(decrease) in net assets from capital shares	(3,169,373)	1,514,568
Total increase/(decrease) in net assets	4,796,521	6,487,224

NET ASSETS:
Beginning of period	36,874,342	30,387,118
End of period	$41,670,863	$36,874,342
Undistributed/(accumulated) net investment income/(loss), end of period	$—	$(29,867)

SHARES TRANSACTIONS:
Shares sold	401,314	686,021
Dividends and distributions reinvested	—	9,931
Shares redeemed	(598,006)	(678,484)
Net increase/(decrease) in shares outstanding	(196,692)	17,468

*
There is a 1.75% redemption fee on shares redeemed which have been held less than one year. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

10

SCHNEIDER SMALL CAP VALUE FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$13.26	$11.00	$20.16	$21.07	$16.09
Net investment income/(loss)(1)	(0.06)	0.03	(0.01)	(0.09)	0.08
Net realized and unrealized gain/(loss) on investments	2.89	2.29	(4.53)	2.63	4.90
Net increase/(decrease) in net assets resulting from operations	2.83	2.32	(4.54)	2.54	4.98
Dividends and distributions to shareholders from:
Net investment income	—	(0.03)	—	—	—
Net realized gains	—	(0.03)	(4.58)	(3.45)	—
Tax return of capital	—	—	(0.04)	—	—
Total dividends and distributions to shareholders	—	(0.06)	(4.62)	(3.45)	—
Redemption fees	0.03	— (2)	— (2)	— (2)	— (2)
Net asset value, end of period	$16.12	$13.26	$11.00	$20.16	$21.07
Total investment return(3)	21.57%	21.15%	(25.88)%	12.59%	30.95%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$41,671	$36,874	$30,387	$61,240	$70,556
Ratio of expenses to average net assets(4)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.57%	2.13%	1.82%	1.52%	1.50%
Ratio of net investment income/(loss) to average net assets(4)	(0.37)%	0.23%	(0.05)%	(0.44)%	0.38%
Portfolio turnover rate	137.61%	113.69%	88.80%	72.33%	63.87%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)
Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

11

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements
August 31, 2017

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Schneider Small Cap Value Fund (the “Fund”), which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers Institutional Class Shares.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The end of the reporting period for the Fund is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)
August 31, 2017

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$38,561,744	$38,561,744	$—	$—
Warrants	41,530	41,530	—	—
Short-Term Investments	2,866,212	2,866,212	—	—
Securities Lending Collateral	12,613,771	12,613,771	—	—
Total*	$54,083,257	$54,083,257	$—	$—

*	Please refer to the Portfolio of Investments for further details on portfolio holdings.

At the end of each period, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The

13

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)
August 31, 2017

Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund imposes a redemption fee of 1.75% on redemptions and exchanges of Fund shares held less than one year. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fee or any waivers of such fee at any time.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	Investment Adviser and Other Services

Schneider Capital Management Company (“SCM” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund’s average daily net assets, computed daily and paid monthly.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that Total Annual Operating Expenses (excluding certain items discussed below) of the Fund exceed 1.15%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Operating Expenses to exceed 1.15%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board.

During the current fiscal period, advisory fees and waivers of advisory fees were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$443,273	$(187,776)	$255,497

The Fund will not pay the Adviser at a later time for any amounts it may waive or any amounts that the Adviser has assumed.

14

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)
August 31, 2017

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Fund. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Fund’s transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the current fiscal period was $19,910. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company. During the current fiscal period, the Fund paid $17,666 in officer fees.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, the aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Purchases	Sales
$55,439,525	$59,789,536

5.	Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)
August 31, 2017

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$57,538,038	$4,390,483	$(7,845,264)	$(3,454,781)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to short-term capital gains being netted against net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$194,064	$(194,064)	$—

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$7,467,600	$1,166,834	$(3,454,781)	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and 2016 were as follows:

	Ordinary Income	Long-Term Gains	Return of Capital	Total
2017	$—	$—	$—	$—
2016	63,293	—	68,272	131,565

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2017.

16

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)
August 31, 2017

For the fiscal year ended August 31, 2017, the Fund deferred to September 1, 2017, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
$—	$—	$—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. During the year ended August 31, 2017, the Fund utilized $56,873 of capital loss carryfowards. As of August 31, 2017, the Fund did not have any capital loss carryforwards.

6.	Securities Lending

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of the end of the reporting period and the income received during the current fiscal year were as follows:

Fair Value of Securities Loaned	Fair Value of Collateral	Income Received from Securities Lending
$12,222,171	$12,613,771	$95,363

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

			Gross Amount Not Offset in the Statement of Assets and Liabilities
Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments[1]	Cash Collateral Received	Net Amount[2]
$12,222,171	$—	$12,222,171	($12,222,171)	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

17

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Concluded)
August 31, 2017

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Schneider Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Small Cap Value Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 26, 2017

19

SCHNEIDER SMALL CAP VALUE FUND

Shareholder Tax Information
(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017. During the fiscal year ended August 31, 2017, the Fund did not make any distributions of ordinary income or capital gains to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

20

SCHNEIDER SMALL CAP VALUE FUND

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between SCM and the Company (the “Investment Advisory Agreement”) on behalf of the Schneider Small Cap Value Fund at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and SCM with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SCM’s services provided to the Fund; (ii) descriptions of the experience and qualifications of SCM’s personnel providing those services; (iii) SCM’s investment philosophies and processes; (iv) SCM’s assets under management and client descriptions; (v) SCM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SCM’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) SCM’s compliance procedures; (viii) SCM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SCM. The Directors concluded that SCM had substantial resources to provide services to the Fund and that SCM’s services had been acceptable.

The Directors also considered the investment performance of the Fund and SCM. Information on the Fund’s investment performance was provided for the one-, three- and five-year and since-inception periods ended March 31, 2017. The Directors noted that the Schneider Small Cap Value Fund had outperformed its benchmark, the Russell 2000 Value Index, for the one-year and since inception periods ended March 31, 2017. The Directors noted that for the one- and two-year periods ended December 31, 2016, the investment performance of the Fund ranked in the 1st quintile within both of its Lipper Performance Group and Lipper Performance Universe.

21

SCHNEIDER SMALL CAP VALUE FUND

Other Information (Concluded)
(Unaudited)

The Board also considered the advisory fee rates payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fee, after waivers, and actual total expenses of the Fund were all lower than the Fund’s Lipper Expense Group medians. In addition, the Directors noted that SCM had contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to the extent that total annual Fund operating expenses exceed 1.15% for Fund.

After reviewing the information regarding SCM’s costs, profitability and economies of scale, and after considering SCM’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2018.

22

SCHNEIDER SMALL CAP VALUE FUND

Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None

23

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A

24

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.
[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

25

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice
(Unaudited)

FACTS	WHAT DOES THE SCHNEIDER SMALL CAP VALUE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schneider Small Cap Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Schneider Small Cap Value Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call (888) 520-3277 or go to www.schneidercap.com

26

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice (Concluded)
(Unaudited)

What we do
How does the Schneider Small Cap Value Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Schneider Small Cap Value Fund collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Schneider Capital Management, the investment adviser to the Schneider Small Cap Value Fund.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Schneider Small Cap Value Fund doesn’t share with nonaffiliates so they can market to you. The Schneider Small Cap Value Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Schneider Small Cap Value Fund does not jointly market.

27

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Investment Adviser
Schneider Capital Management
460 E. Swedesford Road
Suite 1080
Wayne, PA 19087

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SCH-AR17

SUMMIT GLOBAL INVESTMENTS
U.S. LOW VOLATILITY EQUITY FUND

SUMMIT GLOBAL INVESTMENTS
SMALL CAP LOW VOLATILITY FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2017

This report is submitted for the general information of the shareholders of the Funds.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Dear Shareholder:

We appreciate the confidence you have placed in us and we are continually grateful to work with you. It enables all of us at Summit Global Investments (“SGI”) to do what we love every day. We believe that investors are ultimately rewarded when equity risk is prudently managed. Our strategy utilizes time-tested investment principles and seeks to be fully invested in the equity market while providing a smoother ride than other investment strategies.

We firmly believe that investing with a long-term, risk-return perspective is key to experiencing superior risk-adjusted returns. While staying the course with a low volatility portfolio does not eliminate risk, it can considerably lessen the effect of market gyrations.

Our investment approach to portfolio construction takes into consideration a multitude of factors that ultimately help drive the price of equities. We strongly believe that return and risk must coincide and be effectively managed together. Investing in cap-weighted indexes, higher risk strategies, products, or markets, seeking exposure without regard to the investment’s return is unwarranted. Investing for return must always be weighed against the risk of the investments.

The U.S. Low Volatility Equity Fund Class I Shares has returned 7.73% for the fiscal year ended August 31, 2017 vs. 16.23% of the S&P 500 Index. The Fund has faced numerous headwinds, such as growth securities winning, concentration outperforming, strong isolated momentum, and most importantly, historic low volatility. A prime example would be the strong performance of the FAANG stocks (Facebook, Amazon, Apple, Netflix, and Google). This concentrated quintet has a high weight in the index and exhibited strong growth and momentum. The strategy may take a small position in some of those stocks, for example Apple currently, however, the strategy will face major headwinds when such a quintet leads the market. The Fund had a position in Whole Foods which outperformed as Amazon announced an acquisition of the company for $42 per share, which was a sizeable 35% premium to the closing price the previous day. Pioneer Natural Resources (PXD) was a large detractor for the Fund as weak oil prices and uncertainty amongst its business mix drove prices lower. Ultimately, the team at SGI decided to put the stock on its restricted list. From a sector standpoint, the Fund has been overweight both Health Care and Information Technology, which has proved beneficial over the course of the year. The Fund remains lower volatility than the Index with positioning designed for downside protection in the event of a market decline.

The Small Cap Low Volatility Fund Class I Shares has performed well in the face of a bull equity market so far in 2017. Specifically, the Fund returned 14.86% for the fiscal year ended August 31, 2017, which nearly matched the 14.91% for the Russell 2000 Index. The competitive performance of the Fund was primarily due to strong stock selection and the low volatility factor outperforming. On the other hand, the strategy has a slight valuation bias, which proved to be detracting so far in 2017 as growth securities outperformed. The Fund remains largely agnostic to the momentum factor, which has detracted from performance as momentum has been the biggest winner in 2017. Some examples of the strong stock selection include: Kadant, Inc. (KAI), Addus Homecare (ADUS), and Extended Stay America (STAY). Kadant outperformed as it beat EPS and revenue estimates and issued strong earnings guidance due to bookings momentum. The sentiment around Addus Homecare was very strong as investors reacted positively to its acquisition of Options Home Care, one of the largest home-based personal care providers in New Mexico. Extended Stay reported strongly by beating revenue and EBITDA estimates. While stock selection was largely positive, there were some picks that the team would like to get back. Francesca’s Holdings (FRAN) underperformed as the company missed estimates on earnings, revenue, and same store sales while providing a downbeat outlook. Similarly, Cheesecake Factory (CAKE) struggled after issuing a profit and margin warnings citing expectations for a decline in same store sales. Sector allocation was mixed as the underweight to Health Care detracted, but the underweights to Telecommunication Services and Energy boosted relative returns. Through all market environments, the strategy is designed to remain lower volatility than the Russell 2000 Index with the potential for strong downside protection.

Economic Update

The economy has continued to grow modestly through the second quarter of 2017 and into the third quarter. Current forecast, as of August 31st, for the Federal Reserve Bank of Atlanta is for 3.3% GDP growth for the 3rd quarter. The team at SGI believes that this number may be a little optimistic, however, modest growth continues to be expected. Inflation expectations, measured by the 10-Year Breakeven Inflation Rate, fell from 1.97% to 1.72% during the second quarter. New housing starts fell slightly during the quarter but remained at double the rate of the recession lows in 2009.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

As of the end of the second quarter, there were legitimate bright spots in the economy. Retail sales increased a solid +4.0% from a year ago. Industrial production grew +2.2% from a year ago. Another strong point for the economy was total construction spending which increased +6.7% year-over-year.

Finally, the unemployment rate has dropped to 4.4% at the end of July from 4.9% one year ago and 5.1% two years prior. The trend continues to be for unemployment to decline, but at this point the level may begin to stabilize.

In conclusion, economic conditions remained positive, with enough strength to avoid a recession.

Volatility Matters

Stock market volatility, measured by the CBOE Volatility Index: VIX®, has hit historical lows in 2017, falling below 10 for the first time in twenty-seven years. Why is volatility so low when uncertainty of Washington politics, infrastructure spending, tax reform, and healthcare changes remains so high?

It may be that investors remain complacent with a “wait-and-see” attitude toward these uncertainties. Earnings reports for the second quarter will begin soon. If companies deliver growth and meet earnings expectations then volatility may remain low. However, if significant misses occur, then volatility will likely rise. In periods of extreme low volatility, it becomes increasingly difficult for low volatility strategies to outpace and differentiate themselves from the market. Notably, in each historical period where volatility has reached such lows, the index has spiked up significantly during the next 12 months. Usually, low volatility investment strategies perform well during periods of high or rising market volatility.

Interest Rates

In June, the Federal Reserve increased the Fed Funds Rate by 0.25% for the fourth time since December 2015. Additionally, central banks around the world indicated future monetary policy will be less accommodative than has been the case during the past nine years. At this point, the team at SGI is anticipating an additional rate hike in December.

Historically, an inverted yield curve, measured by the difference between the 10-Year Treasury yield and the 2-Year Treasury yield, has been an excellent indicator of oncoming recessions. The yield curve has been flattening in 2017 but has not fallen enough to invert. The team will continue to monitor this important indicator.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

Sentiment

Global sentiment increased as economic growth picked up in Europe, Asia, and in developed and emerging markets.

In the U.S., the University of Michigan Consumer Sentiment Index strongly increased post-U.S. election as investors were bullish on pro-business economic policies from the Trump administration. The sentiment has declined slightly as optimism has waned, but the indicator still remains positive.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

While sentiment for the economy and the markets was generally strong, the Bloomberg Economic Surprise Index, which measures actual results versus forecasts, dropped precipitously during the quarter.

This may be a signal of future weakening of the economy, however, note that the chart only shows a full reversal of the gain in the index since the election in November of 2016.

Valuations Remain Elevated

Over the last year, most global valuation signals continued higher. Robust earnings growth is expected across equity markets globally. Strong earnings often support higher valuation multiples; however, risk of a market selloff is clearly increased. Historically, our low volatility, risk-managed investment strategies have performed well during market downturns.

Notice that on an enterprise value to EBITDA basis, a common valuation metric, both the U.S. equity market and the non-U.S. equity market has been rising dramatically since the middle of 2011. In fact, now both domiciles are at or near their 10-year peaks. The spread between them has been rising with the U.S. approximately 25% more expensive than international markets. This spread is near its 10-year peak which is favorable for international markets.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

Lastly, while the markets are expensive, there usually exist attractively valued individual companies in which to invest. SGI seeks attractively valued low volatility companies as part of our investment discipline.

SGI’s Multi-Factor, Multi-Faceted Investment Approach

At SGI, we are strong believers that low volatility, or managed risk investing will ultimately result in more accumulated wealth and a smoother ride for the investor. In addition to our low volatility focus, we utilize multi-factor models and additional risk overlays as part of our investment processes.

Historically, a blended or multi-factor approach increases investment return consistency as single factors tend to go in and out of favor. Utilizing a multi-factor approach has outperformed over multiple market cycles and helps limit the drastic return extremes of single factor exposure (such as many passive “smart beta” approaches).

Important factor tilts that have been present are: value (cheaper companies), quality (profitable, less levered companies), momentum (companies with strong near-term returns), lower capitalization (than the index), and dividend yield. We utilize a proprietary alpha model that analyzes companies across multiple dimensions. Our portfolio managers and research team continuously test the predictive power of our alpha model while exploring the market for additional anomalies that we may be able to exploit. Ultimately, we fine-tune these customized factors to complement our low volatility approach. These market anomalies have been well-researched both internally here at SGI as well as in academia. Given the well-researched nature of our approach, we remain confident that investment in factors will produce strong risk-adjusted returns over the course of a market cycle.

We recognize the inherent bias in many low volatility strategies to be highly concentrated in the most defensive sectors. We strive to produce a well-diversified portfolio, including sector allocations, to limit that structural bias within low volatility investing. We also deploy multi-dimensional systematic and discretionary oversight to our sector allocations. This allows us to limit, or cap, our exposure to less attractive sectors from a risk-adjusted basis.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
Annual Investment Adviser’s Report (Continued)
August 31, 2017
(Unaudited)

Finally, a distinct advantage of SGI is our ability to fundamentally analyze all companies in our portfolios. Many purely quantitative strategies end up investing in companies with higher than desired downside risk, given their lack of fundamental analysis. To effectively manage risk, we find it imperative to identify and eliminate companies with higher potential for downside loss. We seek to eliminate companies with changing business models, management turnover, that are involved in major litigation or under investigation, and other critical issues.

We feel strongly that having multiple risk management processes allows us to better protect and grow client portfolios.

Firm Update

We’re enthusiastic about several developments here at SGI. The firm has surpassed $700 million in assets with a strong pipeline of new business opportunities across all strategies. Three new senior investment professionals recently joined the investment team and we plan to make additional strategic personnel hires to be proactive and stay ahead of our business growth.

Conclusion

We continue to reiterate that large market events are being driven more by world events than ever before. Company revenue and profits, business plans, investments, and ultimately success or failure is more correlated to global events than ever in history. Accordingly, companies must exhibit a strong balance sheet regardless of the country in which they are headquartered. We will continue to monitor global events and company strengths throughout the coming months and years.

The team at SGI has identified some themes that require close monitoring over the end of 2017 and into 2018. Those expected themes include:

●	Continuation of modest U.S. economic growth

●	The Federal Reserve will raise the fed funds rate at least one more time in 2017

●	No dramatic increase in U.S. long-term interest rates because of modest U.S. economic growth and very low international interest rates

●	Globally, monetary policies in major economies will be less accommodative

●	Store closures for brick and mortar retailers should accelerate as eCommerce continues to gain market share

●	Narrowing of the valuation difference between U.S. and non-U.S. equities

●	Political battles in Washington will continue, however, clarity regarding health care and trade policies could benefit the market

●	Due to outsized future expectations, the FAANG stocks will ultimately disappoint

●	Volatility will rebound from current historic lows

Companies are unique in how each prepares, responds and survives the impact of global macro events and economic cycles. While some cycles may vary in length and events differ in impact, we believe the Funds’ approach is effective for U.S. equity exposure over full market cycles.

Our philosophy in navigating the markets is simple and consistent through up and down markets. We believe that being invested in a low volatility equity portfolio over full market cycles provides lower price fluctuations, more consistent and reliable returns, smaller drawdowns, and adds increased diversification when combined with other investment strategies. Our approach takes into account each underlying company’s stock volatility, expected market return and its correlation with other stocks in the portfolio, seeking to maximize return with an overall lower risk than a cap-weighted benchmark. Each Fund seeks to outperform its Index over a full market cycle while reducing overall volatility.

SUMMIT GLOBAL INVESTMENTS

U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
Annual Investment Adviser’s Report (Concluded)
August 31, 2017
(Unaudited)

Financial markets are always unpredictable, but there are several time-tested investment principles that may help put the odds in your favor. It is our sincere effort to follow such principles and provide acceptable long-term, risk-adjusted returns.

We continue to adhere to our disciplined, managed-risk, multi-factor investment process. Over a full market cycle, this approach has limited downside risks and allowed for participation in market rallies. After eight plus years of an equity bull market, it is time for investors to be proactively prudent. We’re grateful for the opportunity to help steward the Funds.

Sincerely,
Summit Global Investments, LLC

Mutual fund investing involves risk. Loss of principle is possible. A portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets.

Diversification does not assure a profit or protect against a loss in a declining market.

The Standard & Poor’s 500 Index (S&P 500) is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists. The S&P 500 is a market value weighted index and one of the common benchmarks for the U.S. stock market. One cannot invest in an index.

The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The Michigan Consumer Sent Index is the inclusion of data from the Surveys of Consumers by the Commerce Department and is a significant confirmation of its capabilities for understanding and forecasting changes in the national economy.

The MSCI ACWI Index® (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries*. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Bloomberg Economic Surprise Index measures data surprises relative to market expectations. A positive reading means that the data releases have been stronger than expected and a negative reading means that the data releases have been worse than expected.

EBITA is a non-GAAP metric earnings before interest, taxes, depreciation and amortization (EBITDA). This calculation is used to measure a company’s operational profitability because it takes into account only those expenses necessary to run the business on a day-to-day basis.

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors or market inefficiencies in a rules-based and transparent way.

The alpha coefficient is a parameter in the capital asset pricing model (CAPM). It is the intercept of the security characteristic line (SCL), that is, the coefficient of the constant in a market model regression.

FAANG is an acronym for the five most popular and best performing tech stocks in the market, namely Facebook, Apple, Amazon, Netflix, and Alphabet’s Google.

Constant Maturity: Constant maturity is an adjustment for equivalent maturity, used by the Federal Reserve Board to compute an index based on the average yield of various Treasury securities maturing at different periods.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS A SHARES

Performance Data
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments U.S. Low Volatility Equity
Fund - Class A Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2017
	One Year	Since Inception*
Class A Shares (without sales charge)	7.48%	7.75%
Class A Shares (with sales charge)	1.86%	4.65%
S&P 500® Index**	16.23%	11.96%

*	Class A Shares of the Fund commenced operations on October 29, 2015.

**	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption/exchange fee to the value of shares redeemed/exchanged within 60 days of purchase. This fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2016, are 1.39% and 1.23%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS A SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. Effective October 29, 2015, if at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS C SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments U.S. Low Volatility Equity
Fund - Class C Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on December 31, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2017
	One Year	Since Inception*
Class C Shares	6.74%	8.25%
S&P 500® Index**	16.23%	14.48%

*	Class C Shares of the Fund commenced operations on December 31, 2015.

**	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption/exchange fee to the value of shares redeemed/exchanged within 60 days of purchase. This fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2016, are 2.14% and 1.98%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. Effective December 31, 2015, if at any time

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS C SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS I SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments U.S. Low Volatility Equity
Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2017
	One Year	Three Years	Five Years	Since Inception*
Class I Shares	7.73%	8.78%	12.44%	11.60%
S&P 500® Index**	16.23%	9.54%	14.34%	13.78%

*	Class I Shares of the Fund commenced operations on February 29, 2012.

**	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption/exchange fee to the value of shares redeemed/exchanged within 60 days of purchase. This fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2016, are 1.14% and 0.98%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. Effective January 1, 2013, if at any time

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS I SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS C SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments Small Cap Low Volatility
Fund - Class C Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2017
	One Year	Since Inception*
Class C Shares	13.63%	15.52%
Russell 2000® Index**	14.91%	19.41%

*	Class C Shares of the Fund commenced operations on March 31, 2016.

**	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption/exchange fee to the value of shares redeemed/exchanged within 60 days of purchase. This fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2016, are 5.43% and 2.23%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS C SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS I SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments Small Cap Low Volatility
Fund - Class I Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2017
	One Year	Since Inception*
Class I Shares	14.86%	16.63%
Russell 2000® Index**	14.91%	19.41%

*	Class I Shares of the Fund commenced operations on March 31, 2016.

**	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption/exchange fee to the value of shares redeemed/exchanged within 60 days of purchase. This fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2016, are 4.43% and 1.23%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS I SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - RETAIL SHARES

Performance Data (Continued)
August 31, 2017
(Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments Small Cap Low Volatility
Fund - Retail Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Retail Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2017
	One Year	Since Inception*
Retail Shares	14.63%	16.46%
Russell 2000® Index**	14.91%	19.41%

*	Retail Shares of the Fund commenced operations on March 31, 2016.

**	Benchmark performance is from inception date of the Retail Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption/exchange fee to the value of shares redeemed/exchanged within 60 days of purchase. This fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2016, are 4.68% and 1.48%, respectively, of average daily net assets for Retail Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Retail Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - RETAIL SHARES

Performance Data (Concluded)
August 31, 2017
(Unaudited)

operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Retail Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)
August 31, 2017
(Unaudited)

	Summit Global Investments U.S. Low Volatility Equity Fund
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,029.40	$ 6.29
Hypothetical (5% return before expenses)	1,000.00	1,019.00	6.26
Class C Shares
Actual	$1,000.00	$1,026.40	$ 10.11
Hypothetical (5% return before expenses)	1,000.00	1,015.22	10.06
Class I Shares
Actual	$1,000.00	$1,030.70	$ 5.02
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99

	Summit Global Investments Small Cap Low Volatility Fund
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period**
Class C Shares
Actual	$1,000.00	$1,028.50	$ 11.40
Hypothetical (5% return before expenses)	1,000.00	1,013.96	11.32
Class I Shares
Actual	$1,000.00	$1,034.20	$ 6.31
Hypothetical (5% return before expenses)	1,000.00	1,019.00	6.26
Retail Shares
Actual	$1,000.00	$1,033.40	$ 7.59
Hypothetical (5% return before expenses)	1,000.00	1,017.74	7.53

*
Expenses are equal to the Fund’s annualized six-month expense ratio of 1.23%, 1.98% and 0.98% for Class A Shares, Class C Shares and Class I Shares of the Summit Global Investments U.S. Low Volatility Equity Fund, respectively, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for the Fund of 2.94%, 2.64% and 3.07% for Class A Shares, Class C Shares and Class I Shares, respectively.

**
Expenses are equal to the Fund’s annualized six-month expense ratio of 2.23%, 1.23% and 1.48% for Class C Shares, Class I Shares and Retail Shares of the Summit Global Investments Small Cap Low Volatility Fund, respectively, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund of 2.85%, 3.42% and 3.34% for Class C Shares, Class I Shares and Retail Shares, respectively.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Insurance	14.4%	$ 16,574,861
Health Care Providers & Services	9.1	10,542,855
IT Services	7.4	8,528,444
Food & Staples Retailing	7.2	8,354,406
Electric Utilities	5.3	6,060,639
Pharmaceuticals	4.8	5,525,730
Food Products	4.6	5,319,954
Health Care Equipment & Supplies	4.4	5,088,380
Software	4.3	4,988,484
Household Products	3.9	4,549,251
Specialty Retail	3.7	4,250,002
Multi-Utilities	2.8	3,273,971
Media	2.8	3,207,798
Distributors	2.8	3,165,063
Commercial Services & Supplies	2.5	2,915,428
Consumer Finance	2.5	2,828,730
Diversified Telecommunication Services	2.4	2,754,467
Communications Equipment	2.3	2,618,673
Technology Hardware, Storage & Peripherals	2.0	2,278,596
Aerospace & Defense	1.9	2,198,808
Semiconductors & Semiconductor Equipment	1.7	1,967,878
Oil, Gas & Consumable Fuels	1.3	1,532,451
Real Estate Investment Trusts (REITs)	1.0	1,185,030
Internet Software & Services	0.8	976,475
Diversified Financial Services	0.6	670,292
Hotels, Restaurants & Leisure	0.4	509,168
Life Sciences Tools & Services	0.3	299,424
Air Freight & Logistics	0.2	218,953
SHORT-TERM INVESTMENTS	2.6	2,968,498
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	44,429
NET ASSETS	100%	$ 115,397,138

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
COMMON STOCKS - 97.4%
Aerospace & Defense — 1.9%
Lockheed Martin Corp.	7,200	$2,198,808
Air Freight & Logistics — 0.2%
CH Robinson Worldwide, Inc.	3,100	218,953
Commercial Services & Supplies — 2.5%
Cintas Corp.	4,400	594,044
Republic Services, Inc.	31,800	2,074,632
Waste Management, Inc.	3,200	246,752
		2,915,428
Communications Equipment — 2.3%
Cisco Systems, Inc.	81,300	2,618,673
Consumer Finance — 2.5%
American Express Co.	30,800	2,651,880
Discover Financial Services	3,000	176,850
		2,828,730
Distributors — 2.8%
Genuine Parts Co.	20,600	1,706,298
LKQ Corp.*	42,100	1,458,765
		3,165,063
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B*	3,700	670,292
Diversified Telecommunication Services — 2.4%
AT&T, Inc.	67,000	2,509,820
Verizon Communications, Inc.	5,100	244,647
		2,754,467
Electric Utilities — 5.3%
Duke Energy Corp.	3,300	288,090
Edison International	28,900	2,317,202
NextEra Energy, Inc.	1,900	285,969
PG&E Corp.	3,700	260,406
PPL Corp.	29,500	1,157,580
Southern Co., (The)	16,700	805,942
Xcel Energy, Inc.	19,100	945,450
		6,060,639
Food & Staples Retailing — 7.2%
Sysco Corp.	51,700	2,723,039
Walgreens Boots Alliance, Inc.	32,600	2,656,900
Wal-Mart Stores, Inc.	38,100	2,974,467
		8,354,406
Food Products — 4.6%
General Mills, Inc.	43,900	2,338,114
Hershey Co., (The)	5,100	535,092
Hormel Foods Corp.	13,100	402,694
Kellogg Co.	17,400	1,139,004
Kraft Heinz Co., (The)	2,800	226,100
McCormick & Co., Inc.	5,000	475,650
Mondelez International, Inc.	5,000	203,300
		5,319,954
Health Care Equipment & Supplies — 4.4%
Baxter International, Inc.	20,300	1,259,412
Danaher Corp.	33,000	2,752,860
Dentsply Sirona, Inc.	8,400	475,188
Medtronic, (Ireland) PLC	3,500	282,170
Varian Medical Systems, Inc.*	3,000	318,750
		5,088,380
Health Care Providers & Services — 9.1%
Aetna, Inc.	4,800	756,960
AmerisourceBergen Corp.	2,800	224,700
Anthem, Inc.	10,700	2,097,628
Henry Schein, Inc.*	3,000	521,040
Laboratory Corp. of America Holdings*	18,600	2,917,782
Patterson Cos., Inc.	44,900	1,728,650
Quest Diagnostics, Inc.	2,100	227,535
UnitedHealth Group, Inc.	10,400	2,068,560
		10,542,855
Hotels, Restaurants & Leisure — 0.4%
Darden Restaurants, Inc.	2,500	205,225
McDonald's Corp.	1,900	303,943
		509,168
Household Products — 3.9%
Church & Dwight Co., Inc.	25,500	1,279,335
Clorox Co., (The)	1,500	207,795
Colgate-Palmolive Co.	9,900	709,236
Procter & Gamble Co., (The)	25,500	2,352,885
		4,549,251
Insurance — 14.4%
Allstate Corp., (The)	21,200	1,918,600
Chubb Ltd., (Switzerland)	19,200	2,715,264
Cincinnati Financial Corp.	36,100	2,773,924
Hartford Financial Services Group Inc., (The)	4,300	232,501
Marsh & McLennan Cos., Inc.	36,500	2,849,920
Principal Financial Group, Inc.	3,400	212,568
Progressive Corp., (The)	69,500	3,230,360
Travelers Cos., Inc., (The)	21,800	2,641,724
		16,574,861
Internet Software & Services — 0.8%
eBay, Inc.*	7,500	270,975
VeriSign, Inc.*	6,800	705,500
		976,475

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (Concluded)
August 31, 2017

	Number of Shares	Value
IT Services — 7.4%
Accenture, Class A, (Ireland) PLC	21,500	$2,811,340
Fidelity National Information Services, Inc.	3,200	297,344
Fiserv, Inc.*	20,200	2,498,942
Paychex, Inc.	25,400	1,448,562
Total System Services, Inc.	21,300	1,472,256
		8,528,444
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.	1,600	299,424
Media — 2.8%
Omnicom Group, Inc.	28,100	2,033,878
Walt Disney Co., (The)	11,600	1,173,920
		3,207,798
Multi-Utilities — 2.8%
CenterPoint Energy, Inc.	9,400	278,428
CMS Energy Corp.	5,500	266,970
Dominion Energy, Inc.	5,900	464,743
DTE Energy Co.	8,600	965,952
WEC Energy Group, Inc.	19,900	1,297,878
		3,273,971
Oil, Gas & Consumable Fuels — 1.3%
Andeavor	4,300	430,645
Chevron Corp.	1,700	182,954
ConocoPhillips	4,200	183,372
Valero Energy Corp.	10,800	735,480
		1,532,451
Pharmaceuticals — 4.8%
Johnson & Johnson	17,000	2,250,290
Merck & Co., Inc.	5,500	351,230
Pfizer, Inc.	79,000	2,679,680
Zoetis, Inc.	3,900	244,530
		5,525,730
Real Estate Investment Trusts (REITs) — 1.0%
Apartment Investment & Management Co.	5,500	249,315
Equity Residential	3,400	228,310
JBG SMITH Properties*	2,650	86,734
Public Storage	1,100	225,874
Vornado Realty Trust	5,300	394,797
		1,185,030
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	7,200	252,504
Texas Instruments, Inc.	11,300	935,866
Xilinx, Inc.	11,800	779,508
		1,967,878
Software — 4.3%
CA, Inc.	35,000	1,161,300
Intuit, Inc.	7,100	1,004,295
Microsoft Corp.	24,600	1,839,342
Salesforce.com, Inc.*	10,300	983,547
		4,988,484
Specialty Retail — 3.7%
Home Depot, Inc., (The)	17,600	2,637,712
TJX Cos., Inc., (The)	22,300	1,612,290
		4,250,002
Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.	12,300	2,017,200
HP, Inc.	13,700	261,396
		2,278,596
TOTAL COMMON STOCKS (Cost $93,386,307)		112,384,211

SHORT-TERM INVESTMENTS - 2.6%
Fidelity Investments Money Market Funds - Government Portfolio, 0.89%(a)	2,968,498	2,968,498
TOTAL SHORT-TERM INVESTMENTS (Cost $2,968,498)		2,968,498
TOTAL INVESTMENTS - 100.0% (Cost $96,354,805)		115,352,709
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		44,429
NET ASSETS - 100.0%		$115,397,138

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2017.

PLC Public Limited Company.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Electronic Equipment, Instruments & Components	7.9%	$ 1,274,750
Commercial Services & Supplies	7.1	1,149,359
Banks	6.5	1,060,945
Real Estate Investment Trusts	5.0	800,222
Chemicals	4.9	799,222
Capital Markets	4.8	783,222
Auto Components	4.7	764,194
Machinery	4.1	660,994
Professional Services	4.0	643,081
Electric Utilities	4.0	640,826
Hotels, Restaurants & Leisure	3.9	625,417
Health Care Equipment & Supplies	3.1	498,907
Internet Software & Services	3.0	490,794
IT Services	2.9	478,366
Metals & Mining	2.1	337,636
Semiconductors & Semiconductor Equipment	2.0	331,574
Gas Utilities	2.0	324,717
Health Care Providers & Services	1.9	314,462
Multi-Utilities	1.9	311,298
Water Utilities	1.9	307,483
Insurance	1.9	305,976
Diversified Consumer Services	1.9	305,389
Communications Equipment	1.0	167,000
Construction & Engineering	1.0	166,845
Road & Rail	1.0	166,355
Trading Companies & Distributors	1.0	165,300
Real Estate Management & Development	1.0	165,280
Household Products	1.0	163,425
Diversified Financial Services	1.0	162,450
Textiles, Apparel & Luxury Goods	1.0	156,880
Building Products	1.0	156,480
Air Freight & Logistics	1.0	155,910
Paper & Forest Products	1.0	154,500
Containers & Packaging	0.9	153,459
Food Products	0.9	151,411
Specialty Retail	0.9	150,080
Thrifts & Mortgage Finance	0.9	146,880
Household Durables	0.9	144,480
Leisure Products	0.9	141,980
SHORT-TERM INVESTMENTS	2.1	346,283
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(4,438)
NET ASSETS	100%	$ 16,219,394

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments
August 31, 2017

	Number of Shares	Value
COMMON STOCKS - 97.9%
Air Freight & Logistics — 1.0%
Forward Air Corp.	3,000	$155,910
Auto Components — 4.7%
Cooper-Standard Holdings, Inc.*	1,500	150,870
Dorman Products, Inc.*	2,200	146,124
Fox Factory Holding Corp.*	4,200	168,000
LCI Industries	1,600	158,080
Standard Motor Products, Inc.	3,200	141,120
		764,194
Banks — 6.5%
Bryn Mawr Bank Corp.	3,700	151,515
Community Trust Bancorp, Inc.	3,600	153,180
First Busey Corp.	5,200	150,020
Great Southern Bancorp, Inc.	3,000	149,400
Preferred Bank	2,900	156,020
QCR Holdings, Inc.	3,300	144,210
Stock Yards Bancorp, Inc.	4,500	156,600
		1,060,945
Building Products — 1.0%
AAON, Inc.	4,800	156,480
Capital Markets — 4.8%
Fidus Investment Corp.	9,700	156,267
New Mountain Finance Corp.	10,900	153,690
Solar Capital Ltd.	7,300	156,001
TPG Specialty Lending, Inc.	7,690	159,568
WhiteHorse Finance, Inc.	11,200	157,696
		783,222
Chemicals — 4.9%
Cabot Corp.	3,100	163,308
Innospec, Inc.	2,800	155,400
Quaker Chemical Corp.	1,200	167,064
Sensient Technologies Corp.	2,200	158,730
Stepan Co.	2,000	154,720
		799,222
Commercial Services & Supplies — 7.1%
Healthcare Services Group, Inc.	3,000	153,600
Matthews International Corp., Class A	2,400	144,600
MSA Safety, Inc.	2,400	174,864
Multi-Color Corp.	2,100	167,580
SP Plus Corp.*	4,500	166,050
UniFirst Corp.	1,200	172,320
Viad Corp.	3,100	170,345
		1,149,359
Communications Equipment — 1.0%
Ituran Location and Control Ltd., (Israel)	5,000	167,000
Construction & Engineering — 1.0%
Comfort Systems USA, Inc.	4,900	166,845
Containers & Packaging — 0.9%
Silgan Holdings, Inc.	5,100	153,459
Diversified Consumer Services — 1.9%
Carriage Services, Inc.	6,100	149,389
Nord Anglia Education, Inc., (Hong Kong)*	4,800	156,000
		305,389
Diversified Financial Services — 1.0%
Compass Diversified Holdings†	9,500	162,450
Electric Utilities — 4.0%
El Paso Electric Co.	3,000	166,650
Hawaiian Electric Industries, Inc.	4,800	160,416
MGE Energy, Inc.	2,400	152,640
PNM Resources, Inc.	3,800	161,120
		640,826
Electronic Equipment, Instruments & Components — 7.9%
Celestica, Inc., (Canada)*	13,900	159,711
EnerSys	2,400	153,840
ePlus, Inc.*	2,100	175,770
Insight Enterprises, Inc.*	3,700	148,296
Orbotech Ltd., (Israel)*	4,200	166,908
PC Connection, Inc.	6,000	153,060
Plexus Corp.*	3,000	156,240
ScanSource, Inc.*	4,100	160,925
		1,274,750
Food Products — 0.9%
Lancaster Colony Corp.	1,300	151,411
Gas Utilities — 2.0%
Chesapeake Utilities Corp.	2,100	166,845
South Jersey Industries, Inc.	4,400	157,872
		324,717
Health Care Equipment & Supplies — 3.1%
Cantel Medical Corp.	2,200	178,750
Globus Medical, Inc., Class A*	5,400	163,242
ICU Medical, Inc.*	900	156,915
		498,907
Health Care Providers & Services — 1.9%
Addus HomeCare Corp.*	4,600	156,630
Chemed Corp.	800	157,832
		314,462
Hotels, Restaurants & Leisure — 3.9%
Bob Evans Farms, Inc.	2,400	165,072
Churchill Downs, Inc.	800	156,320
Papa John's International, Inc.	2,000	149,580
Ruth's Hospitality Group, Inc.	7,900	154,445
		625,417

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments (Continued)
August 31, 2017

	Number of Shares	Value
Household Durables — 0.9%
Helen of Troy Ltd., (Bermuda)*	1,600	$144,480
Household Products — 1.0%
WD-40 Co.	1,500	163,425
Insurance — 1.9%
Argo Group International Holdings Ltd., (Bermuda)	2,680	161,336
Aspen Insurance Holdings Ltd., (Bermuda)	3,200	144,640
		305,976
Internet Software & Services — 3.0%
Carbonite, Inc.*	7,800	156,000
CommerceHub, Inc., Class A*	8,200	181,794
Stamps.com, Inc.*	800	153,000
		490,794
IT Services — 2.9%
EVERTEC, Inc., (Puerto Rico)	8,600	158,240
Sykes Enterprises, Inc.*	6,100	162,626
WNS Holdings Ltd., (India) ADR*	4,500	157,500
		478,366
Leisure Products — 0.9%
Sturm Ruger & Co., Inc.	3,100	141,980
Machinery — 4.1%
Barnes Group, Inc.	2,700	168,804
Global Brass & Copper Holdings, Inc.	5,400	161,190
Hillenbrand, Inc.	4,400	157,300
Kadant, Inc.	2,000	173,700
		660,994
Metals & Mining — 2.1%
Kaiser Aluminum Corp.	1,800	173,376
Materion Corp.	4,300	164,260
		337,636
Multi-Utilities — 1.9%
NorthWestern Corp.	2,600	156,832
Unitil Corp.	3,098	154,466
		311,298
Paper & Forest Products — 1.0%
Neenah Paper, Inc.	2,000	154,500
Professional Services — 4.0%
CBIZ, Inc.*	10,400	157,560
ICF International, Inc.*	3,500	168,175
Korn/Ferry International	4,800	159,936
On Assignment, Inc.*	3,300	157,410
		643,081
Real Estate Investment Trusts — 5.0%
Ellington Residential Mortgage	10,800	158,004
LTC Properties, Inc.	3,300	160,479
Potlatch Corp.	3,500	167,300
Urban Edge Properties	6,500	163,475
Urstadt Biddle Properties, Inc., Class A	7,300	150,964
		800,222
Real Estate Management & Development — 1.0%
RMR Group Inc., Class A (The)	3,200	165,280
Road & Rail — 1.0%
Marten Transport Ltd.	9,700	166,355
Semiconductors & Semiconductor Equipment — 2.0%
Cabot Microelectronics Corp.	2,300	164,726
NVE Corp.	2,200	166,848
		331,574
Specialty Retail — 0.9%
Haverty Furniture Cos., Inc.	6,400	150,080
Textiles, Apparel & Luxury Goods — 1.0%
Steven Madden Ltd.*	3,700	156,880
Thrifts & Mortgage Finance — 0.9%
First Defiance Financial Corp.	3,000	146,880
Trading Companies & Distributors — 1.0%
Applied Industrial Technologies, Inc.	2,900	165,300
Water Utilities — 1.9%
California Water Service Group	4,300	161,035
Connecticut Water Service, Inc.	2,700	146,448
		307,483
TOTAL COMMON STOCKS (Cost $14,593,391)		15,877,549

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments (Concluded)
August 31, 2017

	Number of Shares	Value
SHORT-TERM INVESTMENTS - 2.1%
Fidelity Investments Money Market Funds - Government Portfolio, 0.89%(a)	346,283	$346,283
TOTAL SHORT-TERM INVESTMENTS (Cost $346,283)		346,283
TOTAL INVESTMENTS - 100.0% (Cost $14,939,674)		16,223,832
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%		(4,438)
NET ASSETS - 100.0%		$16,219,394

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2017.

†	Master Limited Partnership.

ADR American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities
August 31, 2017

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund
ASSETS
Investments, at value (cost $93,386,307 and $14,593,391, respectively)	$112,384,211	$15,877,549
Short-term investments, at value (cost $2,968,498 and $346,283, respectively)	2,968,498	346,283
Receivables for:
Investments sold	1,105,554	—
Dividends	197,750	16,200
Capital shares sold	72,589	12,006
Prepaid and other expenses	34,124	18,279
Total assets	116,762,726	16,270,317

LIABILITIES
Payables for:
Investments purchased	1,114,854	—
Capital shares redeemed	94,713	—
Transfer agent fees	21,160	1,705
Administration and accounting fees	13,380	1,146
Advisory fees	10,273	9,597
Other accrued expenses and liabilities	111,208	38,475
Total liabilities	1,365,588	50,923
Net assets	$115,397,138	$16,219,394

NET ASSETS CONSIST OF:
Par value	$7,482	$1,310
Paid-in capital	94,795,580	13,666,030
Undistributed/accumulated net investment income/(loss)	830,711	14,812
Accumulated net realized gain/(loss) from investments	765,461	1,253,084
Net unrealized appreciation/(depreciation) on investments	18,997,904	1,284,158
Net assets	$115,397,138	$16,219,394

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)
August 31, 2017

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund
CLASS A SHARES:
Net assets applicable to Class A Shares	$22,194,669	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,441,162	—
Net asset value and redemption price per share	$15.40	$—
Maximum offering price per share (100/94.75 of $15.40)	$16.25	$—

CLASS C SHARES:
Net assets applicable to Class C Shares	$1,225,668	$167,836
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	80,877	13,674
Net asset value, offering and redemption price per share	$15.15	$12.27

CLASS I SHARES:
Net assets applicable to Class I Shares	$91,976,801	$12,919,492
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	5,959,616	1,042,787
Net asset value, offering and redemption price per share	$15.43	$12.39

RETAIL SHARES:
Net assets applicable to Retail Shares	$—	$3,132,066
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	—	253,053
Net asset value, offering and redemption price per share	$—	$12.38

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations
For the Year Ended August 31, 2017

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0 and $312, respectively)	$2,640,671	$223,381
Total investment income	2,640,671	223,381

EXPENSES
Advisory fees (Note 2)	804,099	137,673
Transfer agent fees (Note 2)	127,900	28,650
Administration and accounting fees (Note 2)	93,765	22,840
Registration and filing fees	64,502	61,111
Directors and officers fees	58,700	8,557
Legal fees	52,661	5,105
Distribution fees - Class A Shares	50,792	—
Audit and tax service fees	40,245	36,392
Custodian fees (Note 2)	22,670	9,066
Printing and shareholder reporting fees	21,676	2,084
Distribution fees - Class C Shares	7,160	815
Distribution fees - Retail Shares	—	6,574
Other expenses	21,622	7,939
Total expenses before waivers and reimbursements	1,365,792	326,806
Less: waivers and reimbursements (Note 2)	(180,221)	(140,932)
Net expenses after waivers and reimbursements	1,185,571	185,874
Net investment income/(loss)	1,455,100	37,507

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	1,060,318	1,255,269
Net change in unrealized appreciation/(depreciation) on investments	5,777,761	570,119
Net realized and unrealized gain/(loss) on investments	6,838,079	1,825,388
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,293,179	$1,862,895

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$1,455,100	$1,396,218
Net realized gain/(loss) from investments	1,060,318	1,776,859
Net change in unrealized appreciation/(depreciation) on investments	5,777,761	9,203,615
Net increase/(decrease) in net assets resulting from operations	8,293,179	12,376,692
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A Shares	(180,710)	(7,658)
Class C Shares	(5,671)	—
Class I Shares	(1,016,757)	(1,139,884)
Total net investment income	(1,203,138)	(1,147,542)
Net realized capital gains
Class A Shares	(292,535)	(28,208)
Class C Shares	(11,450)	—
Class I Shares	(1,371,748)	(4,094,120)
Total net realized capital gains	(1,675,733)	(4,122,328)
Net decrease in net assets from dividends and distributions to shareholders	(2,878,871)	(5,269,870)
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	6,325,586	19,363,190
Reinvestment of distributions	466,338	35,866
Shares redeemed	(4,908,192)	(1,140,074)
Redemption fees*	520	1,780
Total from Class A Shares	1,884,252	18,260,762
Class C Shares
Proceeds from shares sold	1,031,081	375,044
Reinvestment of distributions	17,121	—
Shares redeemed	(251,350)	(5,228)
Redemption fees*	8	19
Total from Class C Shares	796,860	369,835
Class I Shares
Proceeds from shares sold	20,225,596	42,888,293
Reinvestment of distributions	2,279,346	5,087,374
Shares redeemed	(40,980,435)	(20,808,046)
Redemption fees*	6,643	15,629
Total from Class I Shares	(18,468,850)	27,183,250
Net increase/(decrease) in net assets from capital shares transactions	(15,787,738)	45,813,847
Total increase/(decrease) in net assets	(10,373,430)	52,920,669
NET ASSETS:
Beginning of period	125,770,568	72,849,899
End of period	$115,397,138	$125,770,568
Undistributed/accumulated net investment income/(loss), end of period	$830,711	$645,723

*
There is a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Shares sold	428,066	1,390,678
Shares reinvested	31,897	2,601
Shares redeemed	(333,270)	(78,810)
Total Class A Shares	126,693	1,314,469
Class C Shares
Shares sold	70,954	26,038
Shares reinvested	1,185	—
Shares redeemed	(16,932)	(368)
Total Class C Shares	55,207	25,670
Class I Shares
Shares sold	1,369,045	3,027,570
Shares reinvested	155,799	368,917
Shares redeemed	(2,786,555)	(1,461,643)
Total Class I Shares	(1,261,711)	1,934,844
Net increase/(decrease) in shares outstanding	(1,079,811)	3,274,983

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$37,507	$16,553
Net realized gain/(loss) from investments	1,255,269	—
Net change in unrealized appreciation/(depreciation) on investments	570,119	714,039
Net increase/(decrease) in net assets resulting from operations	1,862,895	730,592
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class C Shares	—	—
Class I Shares	(44,499)	—
Retail Shares	(6,975)	—
Total net investment income	(51,474)	—
Net realized capital gains
Class C Shares	(10)	—
Class I Shares	(2,053)	—
Retail Shares	(471)	—
Total net realized capital gains	(2,534)	—
Net decrease in net assets from dividends and distributions to shareholders	(54,008)	—
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class C Shares
Proceeds from shares sold	203,995	24,330
Reinvestment of distributions	10	—
Shares redeemed	(70,906)	—
Redemption fees*	—	10
Total from Class C Shares	133,099	24,340
Class I Shares
Proceeds from shares sold	3,687,970	9,870,906
Reinvestment of distributions	46,552	—
Shares redeemed	(2,395,742)	(397,353)
Redemption fees*	54	4,233
Total from Class I Shares.	1,338,834	9,477,786
Retail Shares
Proceeds from shares sold	1,213,017	1,994,390
Reinvestment of distributions	7,444	—
Shares redeemed	(412,426)	(97,419)
Redemption fees*	81	769
Total from Retail Shares.	808,116	1,897,740
Net increase/(decrease) in net assets from capital share transactions	2,280,049	11,399,866
Total increase/(decrease) in net assets	4,088,936	12,130,458
NET ASSETS:
Beginning of period	12,130,458	—
End of period	$16,219,394	$12,130,458
Undistributed net investment income/(loss), end of period	$14,812	$29,128

*
There is a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

(1)	The Fund commenced investment operations on March 31, 2016.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
SHARE TRANSACTIONS:
Class C Shares
Shares sold	17,060	2,388
Shares reinvested	1	—
Shares redeemed	(5,775)	—
Total from Class C Shares	11,286	2,388
Class I Shares
Shares sold	306,838	969,650
Shares reinvested	3,825	—
Shares redeemed	(199,853)	(37,673)
Total from Class I Shares	110,810	931,977
Retail Shares
Shares sold	101,225	194,884
Shares reinvested	611	—
Shares redeemed	(34,308)	(9,359)
Total from Retail Shares	67,528	185,525
Net increase/(decrease) in shares outstanding	189,624	1,119,890

(1)	The Fund commenced investment operations on March 31, 2016.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2017	For the Period October 29, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$14.67	$14.69
Net investment income/(loss)(2)	0.16	0.14
Net realized and unrealized gain/(loss) on investments(3)	0.92	0.79
Net increase/(decrease) in net assets resulting from operations	1.08	0.93
Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.20)
Net realized capital gains	(0.22)	(0.75)
Total dividends and distributions to shareholders	(0.35)	(0.95)
Net asset value, end of period	$15.40	$14.67
Total investment return(4)	7.48%	6.74	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,195	$19,288
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.39%	1.38	%(6)
Ratio of net investment income/(loss) to average net assets	1.07%	1.15	%(6)
Portfolio turnover rate(7)	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)
The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect Sales Charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2017	For the Period December 31, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$14.51	$13.57
Net investment income/(loss)(2)	0.04	0.03
Net realized and unrealized gain/(loss) on investments(3)	0.93	0.91
Net increase/(decrease) in net assets resulting from operations	0.97	0.94
Dividends and distributions to shareholders from:
Net investment income	(0.11)	—
Net realized capital gains	(0.22)	—
Total dividends and distributions to shareholders	(0.33)	—
Net asset value, end of period	$15.15	$14.51
Total investment return(4)	6.74%	6.93	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,226	$373
Ratio of expenses to average net assets with waivers and reimbursements	1.98%	1.99	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.15%	2.16	%(6)
Ratio of net investment income/(loss) to average net assets	0.30%	0.32	%(6)
Portfolio turnover rate(7)	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)
The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$14.69	$13.78	$13.72	$11.85	$10.18
Net investment income/(loss)(1)	0.22	0.21	0.21	0.16	0.15
Net realized and unrealized gain/(loss) on investments(2)	0.90	1.66	0.44	2.01	1.64
Net increase/(decrease) in net assets resulting from operations	1.12	1.87	0.65	2.17	1.79
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.21)	(0.16)	(0.08)	(0.05)
Net realized capital gains	(0.22)	(0.75)	(0.43)	(0.22)	(0.07)
Total dividends and distributions to shareholders	(0.38)	(0.96)	(0.59)	(0.30)	(0.12)
Net asset value, end of period	$15.43	$14.69	$13.78	$13.72	$11.85
Total investment return(3)	7.73%	13.99%	4.82%	18.57%	17.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,977	$106,110	$72,850	$60,266	$25,638
Ratio of expenses to average net assets with waivers and reimbursements	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets without waivers and reimbursements	1.14%	1.14%	1.20%	1.35%	2.74%
Ratio of net investment income/(loss) to average net assets	1.32%	1.49%	1.47%	1.25%	1.34%
Portfolio turnover rate(5)	31%	41%	42%	110%	81%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)
The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.80	$10.00
Net investment income/(loss)(2)	(0.08)	(0.02)
Net realized and unrealized gain/(loss) on investments(3)	1.55	0.82
Net increase/(decrease) in net assets resulting from operations	1.47	0.80
Dividends and distributions to shareholders from:
Net realized capital gains	— (7)	—
Net asset value, end of period	$12.27	$10.80
Total investment return(4)	13.63%	8.00	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$168	$26
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.89%	5.43	%(6)
Ratio of net investment income/(loss) to average net assets	(0.67)%	(0.47	)%(6)
Portfolio turnover rate(8)	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)
The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$10.00
Net investment income/(loss)(2)	0.04	0.02
Net realized and unrealized gain/(loss) on investments(3)	1.57	0.81
Net increase/(decrease) in net assets resulting from operations	1.61	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.05)	—
Net realized capital gains	— (7)	—
Total dividends and distributions to shareholders	(0.05)	—
Net asset value, end of period	$12.39	$10.83
Total investment return(4)	14.86%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,919	$10,095
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.21%	4.43	%(6)
Ratio of net investment income/(loss) to average net assets	0.31%	0.53	%(6)
Portfolio turnover rate(8)	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)
The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Retail Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Retail Shares
	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$10.00
Net investment income/(loss)(2)	0.01	0.01
Net realized and unrealized gain/(loss) on investments(3)	1.57	0.82
Net increase/(decrease) in net assets resulting from operations	1.58	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.03)	—
Net realized capital gains	— (7)	—
Total dividends and distributions to shareholders	(0.03)	—
Net asset value, end of period	$12.38	$10.83
Total investment return(4)	14.63%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,132	$2,010
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.44%	4.68	%(6)
Ratio of net investment income/(loss) to average net assets	0.06%	0.28	%(6)
Portfolio turnover rate(8)	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)
The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements
August 31, 2017

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund (each a “Fund” and, collectively, the “Funds”), which commenced investment operations on February 29, 2012 and March 31, 2016, respectively. As of August 31, 2017, the Summit Global Investments U.S. Low Volatility Equity Fund offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Retail Shares (not currently open); the Summit Global Investments Small Cap Low Volatility Fund offers three classes of shares: Retail Shares, Class C Shares and Class I Shares.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The end of the reporting period for the Funds is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1	— quoted prices in active markets for identical securities;

● Level 2	— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3	— significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)
August 31, 2017

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Summit Global Investments U.S Low Volatility Equity Fund
Common Stocks	$112,384,211	$112,384,211	$—	$—
Short-Term Investments	2,968,498	2,968,498	—	—
Total Investments*	$115,352,709	$115,352,709	$—	$—

Summit Global Investments Small Cap Low Volatility Fund
Common Stocks	$15,877,549	$15,877,549	$—	$—
Short-Term Investments	346,283	346,283	—	—
Total Investments*	$16,223,832	$16,223,832	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)
August 31, 2017

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income, and distributions from net realized capital gains, if any, are declared and paid annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption/Exchange Fees — The Funds impose a redemption/exchange fee of 1.50% on redemptions/exchanges of Fund shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. The Funds reserve the right to modify or eliminate the redemption/exchange fees or any waivers of such fees at any time.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as each Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive an advisory fee at the annual rate of 0.70% of the Summit Global Investments U.S. Low Volatility Equity Fund’s average daily net assets and 0.95% of the Summit Global Investments Small Cap Low Volatility Fund’s average daily net assets, computed daily and paid monthly.

For the Summit Global Investments U.S. Low Volatility Equity Fund, the Adviser has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23%, 1.23%, 0.98% and 1.98% of the Fund’s average daily net assets attributable to Class A Shares, Retail Shares, Class I Shares and Class C Shares, respectively. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board. For the Summit Global Investments Small Cap Low Volatility Fund, the Adviser has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23%, 1.48% and 2.23% of the Fund’s average daily net assets attributable to Class I Shares, Retail Shares and Class C Shares, respectively. This contractual limitation may not be

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)
August 31, 2017

terminated before December 31, 2018 without the approval of the Board. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the limits stated above as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. If at any time the Funds’ total annual Fund operating expenses for a year are less than the limits stated above, the Adviser is entitled to reimbursement by the Funds of the advisory fees forgone and other payments remitted by the Adviser to the respective Fund within three years from the date on which such waiver or reimbursement was made. There were no fees recouped by the Adviser during the current fiscal period.

During the current fiscal period, advisory fees and waivers/reimbursements of advisory fees were as follows:

	Gross Advisory Fees	Waivers	Reimbursements	Net Advisory Fees
Summit Global Investments U.S. Low Volatility Equity Fund	$804,099	$(180,221)	$—	$623,878
Summit Global Investments Small Cap Low Volatility Fund	137,673	(137,673)	(3,259)	(3,259)

At the end of the current fiscal period, the Funds had amounts available for recoupment as follows:

	August 31, 2018	August 31, 2019	August 31, 2020
Summit Global Investments U.S. Low Volatility Equity Fund	$147,547	$151,284	$180,221
Summit Global Investments Small Cap Low Volatility Fund	—	108,075	140,932

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Funds through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Funds. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Funds’ transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Funds through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the current fiscal period was $31,684 and $4,713 for Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund, respectively. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)
August 31, 2017

Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Funds or the Company. During the current fiscal period, the Funds paid $27,016 and $3,844 for Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund, respectively, in officer fees.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Summit Global Investments U.S. Low Volatility Equity Fund	$35,030,716	$48,192,762
Summit Global Investments Small Cap Low Volatility Fund	16,150,454	12,965,698

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2017, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Summit Global Investments U.S. Low Volatility Equity Fund	$96,376,606	$20,397,306	$(1,421,203)	$18,976,103
Summit Global Investments Small Cap Low Volatility Fund	14,950,452	1,607,423	(334,043)	1,273,380

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Concluded)
August 31, 2017

The following permanent differences as of August 31, 2017, primarily attributable to the reclassification of short-term gains in the Summit Global Investments U.S. Low Volatility Equity Fund and non-taxable distribution from Corporate stock in the Summit Global Investments Small Cap Low Volatility Fund, were reclassified among the following accounts:

	Undistributed Net Investments Income	Accumulated Net Realized Gains/(Loss)	Paid-In Capital
Summit Global Investments U.S. Low Volatility Equity Fund	$(66,974)	$66,973	$1
Summit Global Investments Small Cap Low Volatility Fund	(349)	349	—

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/(Depreciation)
Summit Global Investments U.S. Low Volatility Equity Fund	$829,871	$788,102	$18,976,103
Summit Global Investments Small Cap Low Volatility Fund	892,587	386,087	1,273,380

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and 2016, were as follows:

		Ordinary Income	Long-Term Gains	Total
Summit Global Investments U.S. Low Volatility Equity Fund	2017	$1,244,977	$1,633,894	$2,878,871
	2016	3,040,904	2,228,966	5,269,870
Summit Global Investments Small Cap Low Volatility Fund	2017	$53,019	$989	$54,008
	2016	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2017, the Funds did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

SUMMIT GLOBAL INVESTMENTS FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The RBB Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund (two of the series constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2017, and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund (two of the series constituting The RBB Fund, Inc.) at August 31, 2017, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 30, 2017

SUMMIT GLOBAL INVESTMENTS FUNDS

Shareholder Tax Information
(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. During the fiscal year ended August 31, 2017, the tax character of distributions paid by the Fund’s were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividends
Summit Global Investments U.S. Low Volatility Equity Fund	$1,244,977	$1,633,894
Summit Global Investments Small Cap Low Volatility Fund	53,019	989

The Summit Global Investments U.S. Low Volatility Equity Fund designates 74.70% and the Summit Global Investments Small Cap Low Volatility Fund designates 0.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 20.07% for the Summit Global Investments U.S. Low Volatility Equity Fund and 100.00% for the Summit Global Investments Small Cap Low Volatility Fund.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 20.20% for the Summit Global Investments U.S. Low Volatility Equity Fund and 100.00% for the Summit Global Investments Small Cap Low Volatility Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.00% for the Summit Global Investments U.S. Low Volatility Equity Fund and 0.00% for the Summit Global Investments Small Cap Low Volatility Fund.

The Summit Global Investments U.S. Low Volatility Equity Fund designates 100% and Summit Global Investments Small Cap Low Volatility Fund designates 0% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

SUMMIT GLOBAL INVESTMENTS FUNDS

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Summit and the Company (for this section only, the “Investment Advisory Agreement”) on behalf of the Summit Global Investments U.S. Low Volatility Equity Fund and the Summit Global Investments Small Cap Low Volatility Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Summit with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing the Funds’ management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of the Funds to the performance of its Lipper Group; and (xi) a report comparing the performance of the Funds to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Funds and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Summit. The Directors considered each Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Summit Global Investments U.S. Low Volatility Equity Fund underperformed its benchmark, the S&P 500 Index, for all periods ended March 31, 2017. The Directors also noted that the Summit Global Investments U.S. Low

SUMMIT GLOBAL INVESTMENTS FUNDS

Other Information (Concluded)
(Unaudited)

Volatility Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the two year period ended December 31, 2016, and within the 2nd quintile in its Lipper Performance Universe for the two- and three-year periods ended December 31, 2016.

Next, the Directors noted that the Summit Global® Investments Small Cap Low Volatility Fund’s investment performance underperformed its benchmark, the Russell 2000® Index, for all periods ended March 31, 2017. The Directors also noted that the Summit Global Investments Small Cap Low Volatility Fund ranked in the 2nd quintile in both its Lipper Performance Group and its Lipper Performance Universe for the since-inception periods ended December 31, 2016.

The Board also considered the advisory fee rate payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and each Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual advisory fee of the Summit Global Investments U.S. Low Volatility Equity Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group, and the Summit Global Investments Small Cap Low Volatility Fund’s actual advisory fee ranked in the 1st quintile of its Lipper Expense Group. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding each Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2018.

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

SUMMIT GLOBAL INVESTMENTS FUNDS

Privacy Notice
(Unaudited)

FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS FUNDS

Privacy Notice
(Unaudited)

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

What we do
How do the Summit Global Investments Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments Funds collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit
   Global Investments U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Summit Global Investments U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
   doesn’t share with nonaffiliates so they can market to you.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Summit Global Investments U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund
   may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

Investment Adviser
Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-AR17

SUMMIT GLOBAL INVESTMENTS
GLOBAL LOW VOLATILITY FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2017

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

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Annual Investment Adviser’s Report
August 31, 2017
(Unaudited)

Dear Shareholder:

We appreciate the confidence you have placed in us and we are continually grateful to work with you. It enables all of us at Summit Global Investments (“SGI”) to do what we love every day. We believe that investors are ultimately rewarded when equity risk is prudently managed. Our strategy utilizes time-tested investment principles and seeks to be fully invested in the equity market while providing a smoother ride than other investment strategies.

We firmly believe that investing with a long-term, risk-return perspective is key to experiencing superior risk-adjusted returns. While staying the course with a low volatility portfolio does not eliminate risk, it can considerably lessen the effect of market gyrations.

Our investment approach to portfolio construction takes into consideration a multitude of factors that ultimately help drive the price of equities. We strongly believe that return and risk must coincide and be effectively managed together. Investing in cap-weighted indexes, higher risk strategies, products, or markets, seeking exposure without regard to the investment’s return is unwarranted. Investing for return must always be weighed against the risk of the investments.

Earlier in 2017 Summit Global Investments officially began management of the Summit Global Investments Global Low Volatility Fund (“the Fund”). On March 1st, the Fund was fully invested in Global Low Volatility Equity strategy. For the Fiscal Year-end of August 31, 2017, the Fund has returned 9.15% vs. 17.75% of the MSCI ACWI Index. The Fund has faced a major headwind in the U.S. Dollar weakening as well as the relative underperformance of the United States. This comes on the heels of a multi-year cycle where the USD and the United States outperformed. Emerging market stocks have outperformed in 2017 due to improving sentiment and relatively more attractive valuations. The Fund has had a modest overweight to the United States paired with a slightly underweight to emerging market stocks since inception. Emerging market stocks generally introduce higher volatility from a company specific, geographical, and currency perspective. Despite those headwinds the strategy had some strong stock selections. McDonalds (MCD) continued its revitalization as momentum picked up in same store sales due to new menu offerings, and improving food quality. Philips (PHG) had strong underlying sentiment as activist investor Dan Loeb bought shares, increasing speculation of a potential share or operating improvements. On the other hand, Autozone (AZO) detracted amidst slowing growth and concerns of a border tax significantly affecting its cost of goods sold. In addition, there are rumors of Amazon adding competition in the industry, which decreased sentiment in the stock. From a sector standpoint the Fund was underweight Energy which proved beneficial amidst the weakness in oil prices. The Fund remains lower volatility than the Index with positioning designed for downside protection in the event of a market decline.

Economic Update
The economy has continued to grow modestly through the second quarter of 2017 and into the third quarter. Current forecast, as of August 31st, for the Federal Reserve Bank of Atlanta is for 3.3% GDP growth for the 3rd quarter. The team at SGI believes that this number may be a little optimistic, however, modest growth continues to be expected. Inflation expectations, measured by the 10-Year Breakeven Inflation Rate, fell from 1.97% to 1.72% during by the end of the second quarter. New housing starts fell slightly during the quarter but remained at double the rate of the recession lows in 2009.

As of the end of the second quarter, there were legitimate bright spots in the economy. Retail sales increased a solid +4.0% from a year ago. Industrial production grew +2.2% from a year ago. Another strong point for the economy was total construction spending which increased +6.7% year-over-year.

Finally, the unemployment rate has dropped to 4.4% at the end of July from 4.9% one year ago and 5.1% two years prior. The trend continues to be for unemployment to decline, but at this point the level may begin to stabilize.

In conclusion, economic conditions remained positive, with enough strength to avoid a recession.

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Annual Investment Adviser’s Report (continued)
August 31, 2017
(Unaudited)

Volatility Matters
Stock market volatility, measured by the CBOE Volatility Index: VIX®, has hit historical lows in 2017, falling below 10 for the first time in twenty-seven years. Why is volatility so low when uncertainty of Washington politics, infrastructure spending, tax reform, and healthcare changes remains so high?

It may be that investors remain complacent with a “wait-and-see” attitude toward these uncertainties. Earnings reports for the second quarter will begin soon. If companies deliver growth and meet earnings expectations then volatility may remain low. However, if significant misses occur, then volatility will likely rise. In periods of extreme low volatility, it becomes increasingly difficult for low volatility strategies to outpace and differentiate themselves from the market. Notably, in each historical period where volatility has reached such lows, the index has spiked up significantly during the next 12 months. Usually, low volatility investment strategies perform well during periods of high or rising market volatility.

Interest Rates
In June, the Federal Reserve increased the Fed Funds Rate by 0.25% for the fourth time since December 2015. Additionally, central banks around the world indicated future monetary policy will be less accommodative than has been the case during the past nine years. At this point, the team at SGI is anticipating an additional rate hike in December.

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Annual Investment Adviser’s Report (continued)
August 31, 2017
(Unaudited)

Historically, an inverted yield curve, measured by the difference between the 10-Year Treasury yield and the 2-Year Treasury yield, has been an excellent indicator of oncoming recessions. The yield curve has been flattening in 2017 but has not fallen enough to invert. The team will continue to monitor this important indicator.

Sentiment
Global sentiment increased as economic growth picked up in Europe, Asia, and in developed and emerging markets.

In the U.S., the University of Michigan Consumer Sentiment Index strongly increased post-U.S. election as investors were bullish on pro-business economic policies from the Trump administration. The sentiment has declined slightly as optimism has waned, but the indicator still remains positive.

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Annual Investment Adviser’s Report (continued)
August 31, 2017
(Unaudited)

While sentiment for the economy and the markets was generally strong, the Bloomberg Economic Surprise Index, which measures actual results versus forecasts, dropped precipitously during the quarter.

This may be a signal of future weakening of the economy, however, note that the chart only shows a full reversal of the gain in the index since the election in November of 2016.

Valuations Remain Elevated
Over the last year, most global valuation signals continued higher. Robust earnings growth is expected across equity markets globally. Strong earnings often support higher valuation multiples; however, risk of a market selloff is clearly increased. Historically, our low volatility, risk-managed investment strategies have performed well during market downturns.

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Annual Investment Adviser’s Report (continued)
August 31, 2017
(Unaudited)

Notice that on an enterprise value to EBITDA basis, a common valuation metric, both the U.S. equity market and the non-U.S. equity market has been rising dramatically since the middle of 2011. In fact, now both domiciles are at or near their 10-year peaks. The spread between them has been rising with the U.S. approximately 25% more expensive than international markets. This spread is near its 10-year peak which is favorable for international markets.

Lastly, while the markets are expensive, there usually exist attractively valued individual companies in which to invest. SGI seeks attractively valued low volatility companies as part of our investment discipline.

SGI’s Multi-Factor, Multi-Faceted Investment Approach
At SGI, we are strong believers that low volatility, or managed risk investing will ultimately result in more accumulated wealth and a smoother ride for the investor. In addition to our low volatility focus, we utilize multi-factor models and additional risk overlays as part of our investment processes.

Historically, a blended or multi-factor approach increases investment return consistency as single factors tend to go in and out of favor. Utilizing a multi-factor approach has outperformed over multiple market cycles and helps limit the drastic return extremes of single factor exposure (such as many passive “smart beta” approaches).

Important factor tilts that have been present are: value (cheaper companies), quality (profitable, less levered companies), momentum (companies with strong near-term returns), lower capitalization (than the index), and dividend yield. We utilize a proprietary alpha model that analyzes companies across multiple dimensions. Our portfolio managers and research team continuously test the predictive power of our alpha model while exploring the market for additional anomalies that we may be able to exploit. Ultimately, we fine-tune these customized factors to complement our low volatility approach. These market anomalies have been well-researched both internally here at SGI as well as in academia. Given the well-researched nature of our approach, we remain confident that investment in factors will produce strong risk-adjusted returns over the course of a market cycle.

We recognize the inherent bias in many low volatility strategies to be highly concentrated in the most defensive sectors. We strive to produce a well-diversified portfolio, including sector allocations, to limit that structural bias within low volatility investing. We also deploy multi-dimensional systematic and discretionary oversight to our sector allocations. This allows us to limit, or cap, our exposure to less attractive sectors from a risk-adjusted basis.

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Annual Investment Adviser’s Report (continued)
August 31, 2017
(Unaudited)

Finally, a distinct advantage of SGI is our ability to fundamentally analyze all companies in our portfolios. Many purely quantitative strategies end up investing in companies with higher than desired downside risk, given their lack of fundamental analysis. To effectively manage risk, we find it imperative to identify and eliminate companies with higher potential for downside loss. We seek to eliminate companies with changing business models, management turnover, that are involved in major litigation or under investigation, and other critical issues.

We feel strongly that having multiple risk management processes allows us to better protect and grow client portfolios.

Firm Update
We’re enthusiastic about several developments here at SGI. The firm has surpassed $700 million in assets with a strong pipeline of new business opportunities across all strategies. Three new senior investment professionals recently joined the investment team and we plan to make additional strategic personnel hires to be proactive and stay ahead of our business growth.

Conclusion
We continue to reiterate that large market events are being driven more by world events than ever before. Company revenue and profits, business plans, investments, and ultimately success or failure is more correlated to global events than ever in history. Accordingly, companies must exhibit a strong balance sheet regardless of the country in which they are headquartered. We will continue to monitor global events and company strengths throughout the coming months and years.

The team at SGI has identified some themes that require close monitoring over the end of 2017 and into 2018. Those expected themes include:

●	Continuation of modest U.S. economic growth

●	The Federal Reserve will raise the fed funds rate at least one more time in 2017

●	No dramatic increase in U.S. long-term interest rates because of modest U.S. economic growth and very low international interest rates

●	Globally, monetary policies in major economies will be less accommodative

●	Store closures for brick and mortar retailers should accelerate as eCommerce continues to gain market share

●	Narrowing of the valuation difference between U.S. and non-U.S. equities

●	Political battles in Washington will continue, however, clarity regarding health care and trade policies could benefit the market

●	Due to outsized future expectations, the FAANG stocks will ultimately disappoint

●	Volatility will rebound from current historic lows

Companies are unique in how each prepares, responds and survives the impact of global macro events and economic cycles. While some cycles may vary in length and events differ in impact, we believe the Fund’s approach is effective for U.S. equity exposure over full market cycles.

Our philosophy in navigating the markets is simple and consistent through up and down markets. We believe that being invested in a low volatility equity portfolio over full market cycles provides lower price fluctuations, more consistent and reliable returns, smaller drawdowns, and adds increased diversification when combined with other investment strategies. Our approach takes into account each underlying company’s stock volatility, expected market return and its correlation with other stocks in the portfolio, seeking to maximize return with an overall lower risk than a cap-weighted benchmark. The Fund seeks to outperform the Index over a full market cycle while reducing overall volatility.

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Annual Investment Adviser’s Report (concluded)
August 31, 2017
(Unaudited)

Financial markets are always unpredictable, but there are several time-tested investment principles that may help put the odds in your favor. It is our sincere effort to follow such principles and provide acceptable long-term, risk-adjusted returns.

We continue to adhere to our disciplined, managed-risk, multi-factor investment process. Over a full market cycle, this approach has limited downside risks and allowed for participation in market rallies. After eight plus years of an equity bull market, it is time for investors to be proactively prudent. We’re grateful for the opportunity to help steward the Fund.

Sincerely,
Summit Global Investments, LLC

Mutual fund investing involves risk. Loss of principle is possible. A portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets.

Diversification does not assure a profit or protect against a loss in a declining market.

The Standard & Poor’s 500 Index (S&P 500) is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists. The S&P 500 is a market value weighted index and one of the common benchmarks for the U.S. stock market. One cannot invest in an index.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The Michigan Consumer Sent Index is the inclusion of data from the Surveys of Consumers by the Commerce Department and is a significant confirmation of its capabilities for understanding and forecasting changes in the national economy.

The MSCI ACWI Index® (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries*. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Bloomberg Economic Surprise Index measures data surprises relative to market expectations. A positive reading means that the data releases have been stronger than expected and a negative reading means that the data releases have been worse than expected.

EBITA is a non-GAAP metric earnings before interest, taxes, depreciation and amortization (EBITDA). This calculation is used to measure a company’s operational profitability because it takes into account only those expenses necessary to run the business on a day-to-day basis.

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors or market inefficiencies in a rules-based and transparent way.

The alpha coefficient is a parameter in the capital asset pricing model (CAPM). It is the intercept of the security characteristic line (SCL), that is, the coefficient of the constant in a market model regression.

FAANG is an acronym for the five most popular and best performing tech stocks in the market, namely Facebook, Apple, Amazon, Netflix, and Alphabet’s Google.

Constant Maturity: Constant maturity is an adjustment for equivalent maturity, used by the Federal Reserve Board to compute an index based on the average yield of various Treasury securities maturing at different periods.

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Performance Data
August 31, 2017
(Unaudited)

Comparison of Change in Value of $25,000 Investment in Summit Global Investments
Global Low Volatility Fund - Class I Shares vs. Russell 1000® Growth Index & MSCI ACWI Index

This chart assumes a hypothetical $25,000 minimum initial investment, adjusted for the Class I Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 1000® Growth Index & MSCI ACWI Index is unmanaged, does not incur expenses and is not available for investment.

Performance Information: All returns shown for periods that are prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy.

The performance chart reflects performance for the Russell 1000® Growth Index (the “Prior Benchmark”) and the MSCI ACWI Index (the “New Benchmark”). The Fund’s Adviser believes the New Benchmark is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Benchmark based on the Fund’s holdings.

Average Annual Total Returns for the Periods Ended August 31, 2017*
	One Year	Three Year	Five Year	Since Inception
Summit Global Investments Global Low Volatility Fund - Class I Shares**	9.15%	4.82%	9.89%	18.23%
Russell 1000® Growth Index***†	20.82%	11.67%	15.41%	17.97%
MSCI ACWI Index***†	17.75%	6.16%	11.06%	13.77%

†
The table reflects performance for the Russell 1000® Growth Index (the “Prior Benchmark”) and the MSCI ACWI Index (the “New Benchmark”). The Fund’s Adviser believes the New Benchmark is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Benchmark based on the Fund’s holdings.

*	Returns for periods prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser.

**
The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. Effective January 3, 2017, the Scotia Dynamic U.S. Growth Fund changed its name to the Summit Global Investments Global Low Volatility Fund (the “Fund”). The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

***	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

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Performance Data (concluded)
August 31, 2017
(Unaudited)

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-888-572-0968.

The Fund applies a 2.00% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2016, as supplemented January 3, 2017, are 1.18% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”), has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2018 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I Shares average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2018, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses.

The MSCI ACWI Index® captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly with an index.

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Fund Expense Examples
August 31, 2017
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2017 through August 31, 2017 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*
Actual	$1,000.00	$1,081.90	$4.15
Hypothetical (5% return before expenses)	1,000.00	1,021.22	4.02

*
Expenses are equal to the Fund’s annualized six-month expense ratio of 0.79% for Class I Shares, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half period. The Fund’s ending account value on the first line in the table is based on the actual six month total investment return for the Fund as of August 31, 2017 of 8.19% for Class I Shares.

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Portfolio Holdings Summary Table
August 31, 2017
(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	9.8%	$ 2,199,057
Software	8.5	1,937,311
Diversified Telecommunication Services	8.3	1,892,539
Aerospace & Defense	6.1	1,394,086
Hotels, Restaurants & Leisure	6.0	1,360,403
IT Services	4.2	967,332
Banks	4.2	962,521
Air Freight & Logistics	4.0	902,285
Health Care Equipment & Supplies	3.9	894,141
Wireless Telecommunication Services	3.8	854,532
Textiles, Apparel & Luxury Goods	3.7	848,567
Specialty Retail	3.5	805,654
Food Products	3.5	797,291
Independent Power and Renewable Electricity Producers	2.1	488,686
Personal Products	2.1	478,245
Oil, Gas & Consumable Fuels	2.1	472,440
Diversified Financial Services	2.1	471,016
Industrial Conglomerates	2.1	467,277
Real Estate Investment Trusts (REITs)	2.0	466,292
Household Products	2.0	459,505
Capital Markets	2.0	455,986
Household Durables	2.0	447,535
Electric Utilities	1.9	442,611
Insurance	1.9	441,231
Food & Staples Retailing	1.9	434,069
Road & Rail	1.9	422,253
Auto Components	1.9	422,037
Media	1.8	414,920
SHORT-TERM INVESTMENTS	0.7	158,491
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	6,615
NET ASSETS	100%	$ 22,764,928

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments
August 31, 2017

	Number of Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense — 6.1%
General Dynamics Corp.	2,250	$453,038
Raytheon Co.	2,730	496,887
United Technologies Corp.	3,710	444,161
		1,394,086
Air Freight & Logistics — 4.0%
CH Robinson Worldwide, Inc.	6,500	459,095
Expeditors International of Washington, Inc.	7,900	443,190
		902,285
Auto Components — 1.9%
Gentex Corp.	23,100	422,037
Banks — 4.2%
Banco de Chile, (Chile) ADR	5,748	503,065
Bank of Montreal, (Canada)	6,400	459,456
		962,521
Capital Markets — 2.0%
Thomson Reuters Corp., (Canada)	9,980	455,986
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B*	2,600	471,016
Diversified Telecommunication Services — 8.3%
BCE, Inc., (Canada)	9,880	469,893
China Telecom Corp., Ltd., (China) ADR	9,200	471,868
Telekomunikasi Indonesia Persero Tbk PT, (Indonesia) SP ADR	13,500	476,820
TELUS Corp., (Canada)	13,100	473,958
		1,892,539
Electric Utilities — 1.9%
Duke Energy Corp.	5,070	442,611
Food & Staples Retailing — 1.9%
Wal-Mart Stores, Inc.	5,560	434,069
Food Products — 3.5%
Hershey Co., (The)	3,800	398,696
McCormick & Co., Inc.	4,190	398,595
		797,291
Health Care Equipment & Supplies — 3.9%
ResMed, Inc.	5,840	453,067
Stryker Corp.	3,120	441,074
		894,141
Hotels, Restaurants & Leisure — 6.0%
Carnival PLC, (United Kingdom) ADR	6,800	476,816
McDonald's Corp.	3,020	483,109
Starbucks Corp.	7,300	400,478
		1,360,403
Household Durables — 2.0%
Garmin Ltd., (Switzerland)	8,690	447,535
Household Products — 2.0%
Procter & Gamble Co., (The)	4,980	459,505
Independent Power and Renewable Electricity Producers — 2.1%
Enel Generacion SA, (Chile) ADR	19,400	488,686
Industrial Conglomerates — 2.1%
Koninklijke Philips NV, (Netherlands)	12,300	467,277
Insurance — 1.9%
Chubb Ltd., (Switzerland)	3,120	441,231
IT Services — 4.2%
Mastercard, Inc.	3,700	493,210
Visa, Inc., Class A	4,580	474,122
		967,332
Media — 1.8%
Walt Disney Co., (The)	4,100	414,920
Oil, Gas & Consumable Fuels — 2.1%
TransCanada Corp., (Canada)	9,300	472,440
Personal Products — 2.1%
Estee Lauder Cos., Inc., Class A (The)	4,470	478,245
Pharmaceuticals — 9.8%
Eli Lilly & Co.	5,370	436,527
GlaxoSmithKline PLC, (United Kingdom) SP ADR	10,150	408,335
Merck & Co., Inc.	6,940	443,189
Pfizer, Inc.	13,510	458,259
Sanofi, (France) ADR	9,270	452,747
		2,199,057
Real Estate Investment Trusts (REITs) — 2.0%
Crown Castle International Corp.	4,300	466,292
Road & Rail — 1.9%
Union Pacific Corp.	4,010	422,253
Software — 8.5%
Adobe Systems, Inc.*	3,210	498,063
Check Point Software Technologies Ltd., (Israel)*	3,890	435,174
Microsoft Corp.	6,200	463,574
VMware, Inc., Class A*	5,000	540,500
		1,937,311

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments (Concluded)
August 31, 2017

	Number of Shares	Value
Specialty Retail — 3.5%
AutoZone, Inc.*	690	$364,624
TJX Cos., Inc., (The)	6,100	441,030
		805,654
Textiles, Apparel & Luxury Goods — 3.7%
Luxottica Group SpA, (Italy) SP ADR	7,300	419,750
NIKE, Inc., Class B	8,120	428,817
		848,567
Wireless Telecommunication Services — 3.8%
China Mobile Ltd., (China) SP ADR	8,220	436,317
NTT DOCOMO, Inc., (Japan) SP ADR	17,980	418,215
		854,532
TOTAL COMMON STOCKS
(Cost $20,978,641)		22,599,822
SHORT-TERM INVESTMENTS - 0.7%
Fidelity Investments Money Market Funds - Government Portfolio, 0.89% (a)	158,491	158,491
TOTAL SHORT-TERM INVESTMENTS
(Cost $158,491)		158,491
TOTAL INVESTMENTS - 99.9%
(Cost $21,137,132)		22,758,313
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		6,615
NET ASSETS - 100.0%		$22,764,928

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2017.

ADR American Depositary Receipt

PLC Public Limited Company

SP ADR Sponsored ADR

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Summit Global Investments, LLC.

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities
August 31, 2017

ASSETS
Investments, at value (Cost $20,978,641)	$22,599,822
Short-term investments, at value (Cost $158,491)	158,491
Receivables for:
Dividends	74,395
Capital shares sold	1,247
Prepaid and other expenses	14,693
Total assets	$22,848,648

LIABILITIES
Payables for:
Capital shares redeemed	$15,436
Advisory fees	11,973
Administration and accounting fees	3,083
Transfer agent fees	2,609
Other accrued expenses and liabilities	50,619
Total liabilities	83,720
Net assets	$22,764,928

NET ASSETS CONSIST OF:
Par value	$837
Paid-in capital	24,204,365
Undistributed/accumulated net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments	(3,061,455)
Net unrealized appreciation/(depreciation) on investments	1,621,181
Net assets	$22,764,928

CLASS I SHARES
Net assets applicable to Class I Shares	$22,764,928
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	836,929
Net asset value, offering and redemption price per share	$27.20

The accompanying notes are an integral part of the financial statements.

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Statement of Operations
For the Year Ended August 31, 2017

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $24,646)	$393,202
Total investment income	393,202

EXPENSES
Advisory fees (Note 2)	237,364
Administration and accounting fees (Note 2)	33,966
Registration and filing fees	31,044
Shareholder servicing fees	30,425
Directors and officers fees	27,768
Printing and shareholder reporting fees	23,073
Audit fees	21,611
Legal fees	20,093
Transfer agent fees (Note 2)	18,247
Custodian fees (Note 2)	10,453
Other expenses	17,030
Total expenses before waivers	471,074
Less: waivers (Note 2)	(170,653)
Net expenses after waivers	300,421
Net investment income/(loss)	92,781

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	5,612,229
Net change in unrealized appreciation/(depreciation) on investments	(5,601,962)
Net realized and unrealized gain/(loss) on investments	10,267
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$103,048

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE/(DECREASE) IN NET ASSET FORM OPERATIONS:
Net investment income/(loss)	$92,781	$(541,969)
Net realized gain/(loss) from investments	5,612,229	(8,186,732)
Net change in unrealized appreciation/(depreciation) on investments	(5,601,962)	3,135,496
Net increase/(decrease) in net assets resulting from operations	103,048	(5,593,205)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class I Shares
Net realized capital gains	—	(5,811,254)
Net decrease in net assets from dividends and distributions to shareholders	—	(5,811,254)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	25,430,511	23,276,767
Reinvestment of distributions	—	5,682,037
Shares redeemed	(67,148,680)	(24,723,652)
Redemption fees*	2,495	23,883
Net increase/(decrease) in net assets from capital shares transactions	(41,715,674)	4,259,035
Total increase/(decrease) in net assets	$(41,612,626)	(7,145,424)

NET ASSETS:
Beginning of period	$64,377,554	71,522,978
End of period	$22,764,928	$64,377,554
Undistributed/accumulated net investment gain/(loss), end of period	$—	$(324,005)

INCREASE/(DECREASE) IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Class I Shares
Shares sold	965,782	855,768
Shares reinvested	—	215,228
Shares redeemed	(2,711,424)	(1,016,582)
Net increase/(decrease) in shares outstanding	(1,745,642)	54,414

*
There is a 2.00% redemption fee to the value of shares redeemed within 60 days of purchase. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Eleven Months Ended August 31, 2014(1)(2)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$24.93	$28.29	$27.64	$27.45		$22.45	$18.83
Net investment income/(loss)(3)	0.06	(0.19)	(0.21)	(0.20)		(0.14)	(0.16)
Net realized and unrealized gain/(loss) on investments	2.21	(1.25)	3.04	2.96		5.14	4.21
Net increase/(decrease) in net assets resulting from operations	2.27	(1.44)	2.83	2.76		5.00	4.05
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—		—	—
Net realized capital gains	—	(1.93)	(2.18)	(2.57)		—	(0.50)
Total dividends and distributions to shareholders	—	(1.93)	(2.18)	(2.57)		—	(0.50)
Redemption fees added to paid-in capital(3)	— (4)	0.01	— (4)	—		—	0.07
Net asset value, end of period	$27.20	$24.93	$28.29	$27.64		$27.45	$22.45
Total investment return(5)	9.15%	(5.44)%	11.49%	10.62	%(6)(7)	22.27%	22.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,765	$64,378	$71,523	$59,924		$55,737	$59,007
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84%	0.84	%(8)	0.86%	0.95%
Ratio of expenses to average net assets without waivers and reimbursements	1.32%	1.13%	1.20%	1.13	%(8)	1.13%	1.25%
Ratio of net investment income/(loss) to average net assets	0.26%	(0.76)%	(0.77)%	(0.80	)%(8)	(0.63)%	(0.75)%
Portfolio turnover rate	247%	375%	297%	277	%(6)	345%	323.54%

(1)	The Fund changed its fiscal year end to August 31.
(2)
Effective as of the close of business on March 21, 2014, the Fund acquired all the assets and liabilities of the Dynamic U.S. Growth Fund (“Predecessor Fund”), a series of Scotia Institutional Funds. The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The selected per share data was calculated based on average shares outstanding method for the period.
(4)	Amount represents less than $0.005 per share.
(5)
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Not annualized.
(7)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(8)	Annualized.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements
August 31, 2017

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-eight active investment portfolios, including the Summit Global Investments Summit Global Low Volatility Fund (the “Fund”). The Fund is authorized to issue three classes of shares, Institutional Shares, Class I Shares and Class II Shares. As of the end of the reporting period, Institutional Shares and Class II Shares were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund. Effective January 3, 2017, the Fund changed its name from the Scotia Dyanmic U.S. Growth Fund to the Summit Global Investments Global Low Volatility Fund.

The end of the reporting period for the Fund is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 — quoted prices in active markets for identical securities;

● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (Continued)
August 31, 2017

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total Fair Value	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$22,599,822	$22,599,822	$—	$—
Short-Term Investments	158,491	158,491	—	—
Total Investments*	$22,758,313	$22,758,313	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or

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Notes to Financial Statements (Continued)
August 31, 2017

fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption Fees — The Fund imposes a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fee or any waivers of such fees at any time.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the Fund’s investment adviser effective as of January 3, 2017. For its advisory services, the Adviser (and prior to January 3, 2017, the Fund’s former investment adviser) was entitled to receive an advisory fee calculated daily and paid monthly at an annual rate of 0.65% of the average daily net assets of the Fund through March 23, 2017. Effective March 24, 2017, the Adviser is entitled to receive an advisory fee calculated daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses through December 31, 2017 to the extent that total annual Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and interest) exceed 0.74%, 0.84% and 0.99% for Institutional Shares, Class I Shares and Class II Shares (Institutional Shares and Class II Shares have not commenced operations as of the end of the reporting period). Prior to such date, this contractual agreement may only be terminated by the Board. The expenses that are excluded from the waiver could cause the net total annual Fund operating expenses to exceed 0.74%, 0.84% or 0.99%, as applicable. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

During the current fiscal period, the Fund’s former investment adviser, earned fees of $128,729 and waived fees of $72,375.

During the current fiscal period, the Adviser earned fees of $108,635 and waived fees of $98,278.

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Notes to Financial Statements (Continued)
August 31, 2017

As of the end of the reporting period, the amount of the Adviser’s potential recovery was $98,278.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Fund through September 30, 2016. Effective October 1, 2016, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator for the Fund. For providing administrative and accounting services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Fund’s transfer and dividend disbursing agent through November 18, 2016. Effective November 19, 2016, USBFS serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, USBFS is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Fund through November 18, 2016. Effective November 19, 2016, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB through November 18, 2016. Effective November 19, 2016, Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Shareholder Servicing Plan

The Fund has adopted a Shareholder Services Plan for the Class I Shares. Under the Shareholder Services Plan, the Fund may pay service fees to firms that provide shareholder services, such as responding to shareholder inquiries and assisting shareholders with their accounts, not exceeding ten basis points (0.10%) of the Fund’s average daily net assets attributable to Class I Shares.

4. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the current fiscal period was $13,718. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of USBFS serve as officers of the Company. They are not compensated by the Fund or the Company. During the current fiscal period, the Fund paid $14,050 in officer fees.

5. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$ 85,933,622	$ 124,075,779

6. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The

21

SUMMIT GLOBAL INVESTMENTS

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Notes to Financial Statements (Continued)
August 31, 2017

Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2017, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$21,137,132	$2,016,354	$(395,173)	$1,621,181

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2017, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$231,224	$(461)	$(230,763)

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	Net Unrealized Appreciation/(Depreciation)	Qualified Late-Year Losses
$(3,061,455)	$1,621,181	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2017 and 2016, were as follows:

	Ordinary Income	Long-Term Gains	Total
2017	$—	$—	$—
2016	$1,608,803	$4,202,451	$5,811,254

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2017, any amount of losses elected within the tax return will not be recognized for federal income tax purpose until September 1, 2017.

22

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Notes to Financial Statements (Concluded)
August 31, 2017

For the fiscal year ended August 31, 2017, the Fund deferred to September 1, 2017, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Gain Deferral
$—	$—	$—

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2017, the Fund had short-term capital loss carryforwards of $3,061,455.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

23

SUMMIT GLOBAL INVESTMENTS

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc.
and the Shareholders of Summit Global Investments Global Low Volatility Fund

We have audited the accompanying statement of assets and liabilities of Summit Global Investments Global Low Volatility Fund, formerly known as Scotia Dynamic U.S. Growth Fund, a series of shares of beneficial interest in The RBB Fund, Inc., (the “Fund”) including the portfolio of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the eleven months ended August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2013 have been audited by other auditors whose report, dated November 25, 2013, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Summit Global Investments Global Low Volatility Fund as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the eleven months ended August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 27, 2017

24

SUMMIT GLOBAL INVESTMENTS

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Shareholder Tax Information
(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. During the fiscal year ended August 31, 2017, the tax character of distributions paid by the Fund was as follows:

Ordinary Income Dividend	Long-Term Capital Gain Dividends
$ —	$ —

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 0% for the Fund.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 0% for the Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.00% for the Fund.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2018.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 572-0968 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (for this section only, the “Investment Advisory Agreement”) on behalf of the Summit Global Investments Global Low Volatility Fund (the “Fund”) at a meeting of the Board held on May 16-17, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Summit with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Fund and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Summit. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund’s investment performance outperformed its benchmark, the MSCI ACWI Index, for the quarter ended March 31, 2017. Although the Directors noted the Fund’s positioning within its Lipper Group and Lipper performance universe, they concluded that the quintile rankings were largely inapplicable, due to the fact that the rankings reflected the results from the Fund’s prior investment adviser and prior principal investment strategy.

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Other Information (Concluded)
(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisory fee ranked in the 1st quintile of its Lipper Expense Group. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses through December 31, 2017 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2018.

27

SUMMIT GLOBAL INVESTMENTS

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Company Management
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	28	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	28	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	28	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	28
Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Intricon Corp. (producer of medical devices).

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SUMMIT GLOBAL INVESTMENTS

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Company Management (Continued)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	28	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	28	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	28	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	28	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).
				N/A	N/A

29

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Company Management (Concluded)
(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 38	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees twenty-eight portfolios of the Company that are currently offered for sale.

[1]
Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

30

SUMMIT GLOBAL INVESTMENTS

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Privacy Notice
(Unaudited)

FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS GLOBAL LOW VOLATILITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments Global Low Volatility Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Summit Global Investments Global Low Volatility Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

31

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Privacy Notice
(Unaudited)

What we do
How does the Summit Global Investments Global Low Volatility Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Summit Global Investments Global Low Volatility Fund collect my personal information?
We collect your personal information, for example, when you

● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit
   Global Investments Global Low Volatility Fund.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Summit Global Investments Global Low Volatility Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Summit Global Investments Global Low Volatility Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

32

Investment Adviser
Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD LLP
1835 Market Street, Floor 26
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

GLOB-AR17

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2017	Fiscal Year 2016
Ernst & Young LLP	$475,825	$414,325
PricewaterhouseCoopers LLP	$229,142	$225,956
Tait, Weller & Baker LLP	$20,800	n/a
BBD LLP	$15,000	$15,500
Aggregate Fees	$740,767	$655,781

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were:

	Fiscal Year 2017	Fiscal Year 2016
Ernst & Young LLP	$0	$25,000
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker LLP	$0	n/a
BBD LLP	$0	$0
Aggregate Fees	$0	$25,000

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2017	Fiscal Year 2016
Ernst & Young LLP	$152,100	$39,666
PricewaterhouseCoopers LLP	$41,717	$40,500
Tait, Weller & Baker LLP	$3,500	n/a
BBD LLP	$2,000	$2,000
Aggregate Fees	$199,317	$82,166

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2017	Fiscal Year 2016
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker LLP	$0	n/a
BBD LLP	$0	$0
Aggregate Fees	$0	$0

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.
Pre-Approval Requirements of the Company.  The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.
Pre-Approval Requirements of Affiliates.  Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.
Delegation.  The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals.  The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.
Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers.  The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 100%

(d) Not applicable.

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2017	Fiscal Year 2016
Ernst & Young LLP	$0	$25,000
PricewaterhouseCoopers LLP	$301,413	$292,566
Tait, Weller & Baker LLP	$0	n/a
BBD LLP	$0	$0
Aggregate Fees	$301,413	$317,566

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to the registrant's Form N-CSR filed October 13, 2017.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(a)(3) Not applicable to open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	10/31/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	10/31/17

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	10/31/2017

*	Print the name and title of each signing officer under his or her signature.